FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-228697-03

December 2, 2019

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$789,128,204

(Approximate Initial Mortgage Pool Balance)

$684,103,000

(Approximate Offered Certificate Balance)

CF 2019-CF3

CCRE Commercial Mortgage Securities, L.P.

Depositor

Cantor Commercial Real Estate Lending, L.P.

KeyBank National Association

Starwood Mortgage Capital LLC

Sponsors and Mortgage Loan Sellers

Cantor Fitzgerald & Co.	KeyBanc Capital Markets	Deutsche Bank Securities

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.		Drexel Hamilton
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-228697) (the “Preliminary Prospectus”) anticipated to be dated December 2, 2019. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., CastleOak Securities, L.P. and Drexel Hamilton, LLC. This Term Sheet is subject to change.

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES

THE INFORMATION IN THIS PROSPECTUS IS PRELIMINARY AND MAY BE SUPPLEMENTED OR AMENDED PRIOR TO THE TIME OF SALE. IN ADDITION, THE OFFERED CERTIFICATES REFERRED TO IN THIS PROSPECTUS, AND THE ASSET POOL BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY THAT ONE OR MORE CLASSES OF OFFERED CERTIFICATES MAY BE SPLIT, COMBINED OR ELIMINATED) AT ANY TIME PRIOR TO ISSUANCE, AND ARE OFFERED ON A “WHEN, AS AND IF ISSUED” BASIS

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the Mortgage Loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., CastleOak Securities, L.P. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

CF 2019-CF3 Mortgage Trust
KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners and Co-Lead Managers:	Cantor Fitzgerald & Co., Deutsche Bank Securities Inc. and KeyBanc Capital Markets Inc.
Co-Managers:	CastleOak Securities, L.P. and Drexel Hamilton, LLC
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (50.5%), KeyBank National Association (“KeyBank”) (25.9%) and Starwood Mortgage Capital LLC (“SMC”) (23.6%)
Rating Agencies:	Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”)
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicers:	Midland Loan Services, a Division of PNC Bank, National Association (other than any Excluded Special Servicer Loan)
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Risk Retention Consultation Party:	Expected to be KeyBank National Association
U.S. Credit Risk Retention:

KeyBank National Association will act as “retaining sponsor” for this securitization transaction (in such capacity the “Retaining Sponsor”). In partial satisfaction of the risk retention obligations of KeyBank National Association with respect to this securitization transaction, all of the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (collectively, the “HRR Interest”), with an aggregate fair value expected to represent at least 2.2690% of the fair value, as of the closing date for this securitization transaction, of all of the certificates (other than the Class R certificates), will constitute an “eligible horizontal residual interest” and will be purchased and retained by KKR CMBS II Aggregator Type 1 L.P., a Delaware limited partnership, or a “majority-owned affiliate” thereof in accordance with the Credit Risk Retention Rules. In satisfaction of its remaining risk retention obligations with respect to this securitization transaction, KeyBank National Association or a “majority-owned affiliate” thereof is expected to retain a certificated “eligible vertical interest” in the form of a “single vertical security”, with an initial certificate balance of $21,551,091, representing approximately 2.7310% of the initial aggregate certificate balance of all of the certificates (other than the Class R certificates) (the “VRR interest”). The terms “retaining sponsor”, “eligible horizontal residual interest”, “eligible vertical interest” and “single vertical security and “majority-owned affiliate”, are as defined in the Credit Risk Retention Rules. See “Credit Risk Retention” in the Preliminary Prospectus.

For additional information regarding the manner by which KeyBank National Association, as “Retaining Sponsor”, intends to satisfy the U.S. credit risk retention requirements, see “Credit Risk Retention” in the Preliminary Prospectus.

EU Credit Risk Retention:	The transaction is not structured to satisfy the EU risk retention and due diligence requirements.
Trustee:	Wells Fargo Bank, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Initial Controlling Class Representative:	KKR Real Estate Credit Opportunity Partners II L.P. (or its affiliate)
Determination Date:	The 11th day of each month, or if such 11th day is not a business day, the following business day, commencing in January 2020.
Distribution Date:	4th business day following the Determination Date in each month, commencing in January 2020.
Cut-off Date:	The Due Date in December 2019 for each Mortgage Loan (or, in the case of any Mortgage Loan that has its first Due Date in January 2020, the date that would have been its Due Date in December 2019 if a monthly debt service payment were scheduled to be due in that month).
Settlement Date:	On or about December 20, 2019.
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	The Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	January 2053
Minimum Denominations:	$10,000 for the Offered Certificates (or $1,000,000 with respect to the Class X-A and Class X-B Certificates) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P(1)	17	23	$378,344,612	47.9%
KeyBank National Association	18	19	204,173,042	25.9
Starwood Mortgage Capital LLC	12	18	172,765,050	21.9
Cantor Commercial Real Estate Lending, L.P and Starwood Mortgage Capital LLC(2)	1	7	33,845,500	4.3
Total:	48	67	$789,128,204	100.0%

(1)	Five of the Mortgage Loans being sold into the CF 2019-CF3 Mortgage Trust by CCRE have been or will be purchased by CCRE or an affiliate prior to the Closing Date from Deutsche Bank AG, acting through its New York Branch (“DBNY”) or its affiliate. Three of those Mortgage Loans were originated by DBNY or its affiliate, German American Capital Corporation (either directly or, in some case, through table funding arrangements). One of those Mortgage Loans was originated by JPMorgan Chase Bank, National Association (“JPMCB”). One of those Mortgage Loans was co-originated by DBNY, Wells Fargo Bank, National Association and Morgan Stanley Bank, NA.

(2)	The DC Mixed Use Portfolio VI mortgage loan was originated by SMC; Note A-1 with an original principal balance of $20,307,300 will be acquired by CCRE and as to which CCRE is the Mortgage Loan Seller and Note A-2 with an original principal balance of $13,538,200 as to which SMC is the Mortgage Loan Seller.

Mortgage Pool Characteristics:
Initial Outstanding Pool Balance(1):	$789,128,204
Number of Mortgage Loans:	48
Number of Mortgaged Properties:	67
Average Mortgage Loan Cut-off Date Balance:	$16,440,171
Average Mortgaged Property Cut-off Date Balance:	$11,778,033
Weighted Average Mortgage Rate:	3.6350%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	115
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	114
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgage Loans Secured by Properties Leased to a Single Tenant:	8.3%
Credit Statistics(2):
Weighted Average Mortgage Loan U/W NCF DSCR:	2.67x
Weighted Average Mortgage Loan Cut-off Date LTV(3):	54.5%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(3):	51.6%
Weighted Average U/W NOI Debt Yield:	11.0%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity or ARD:	16.4%
% Mortgage Loans with Interest Only through Maturity or ARD:	73.0%
% Mortgage Loans with Interest Only followed by Amortization through Maturity or ARD:	10.6%
Weighted Average Remaining Amortization Term (months)(4):	360
Property Type Composition:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	66.3%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	57.1%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	46.2%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	52.3%
% Mortgage Loans with Upfront Engineering Reserves:	27.1%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	44.0%
% Mortgage Loans with In Place Hard Lockboxes:	51.4%
% Mortgage Loans with Cash Traps Triggered at DSCR Levels ≥ 1.00x:	78.7%
% Mortgage Loans with Defeasance Only after a Lockout Period and Prior to an Open Period:	87.9%
% Mortgage Loans with Prepayment Only with a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:	5.8%
% Mortgage Loans with Prepayment Only with Defeasance or a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:	6.3%
(1)	Subject to a permitted variance of plus or minus 5.0%.

(2)	The LTV, DSCR and Debt Yield calculations include any related Pari Passu Companion Loan(s) and exclude any related Subordinate Companion Loan(s) and/or mezzanine loan(s) unless otherwise specified.

(3)	Unless otherwise indicated in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” or “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the related Cut-off Date LTV Ratio or Maturity Date or ARD LTV Ratio, as applicable, has been calculated using the “as-is” appraised value. However, with respect to one (1) Mortgage Loan (4.3%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “as-portfolio” value. With respect to one (1) Mortgage Loan (2.5%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “hypothetical as-is” value. With respect to one (1) Mortgage Loan (0.8%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “gross sell out” value. With respect to one (1) Mortgaged Property (0.2%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “hypothetical value as if complete and stabilized” value.

(4)	Excludes Mortgage Loans which are interest only for the full loan term.

(5)	Includes FF&E Reserves.

(6)	Represents the percent of the allocated initial outstanding principal balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE SUMMARY

OFFERED CERTIFICATES
Offered Classes	Expected Ratings (Fitch /KBRA /S&P)	Approximate Initial Certificate Balance or Notional Amount(1)	Approximate Initial Credit Support(2)	Approximate Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Years)(4)	Expected Principal Window (Months)(4)	Certificate Principal to Value Ratio(15)	Underwritten NOI Debt Yield(16)
Class A-1	AAAsf/AAA(sf)/AAA(sf)	$15,390,000	30.000%	%	(5)	2.79	1 - 59	38.1%	15.7%
Class A-2	AAAsf/AAA(sf)/AAA(sf)	$58,585,000	30.000%	%	(5)	4.90	59 - 59	38.1%	15.7%
Class A-SB	AAAsf/AAA(sf)/AAA(sf)	$21,534,000	30.000%	%	(5)	7.10	59 - 111	38.1%	15.7%
Class A-3	AAAsf/AAA(sf)/AAA(sf)	(6)	30.000%	%	(5)	(6)	(6)	38.1%	15.7%
Class A-4	AAAsf/AAA(sf)/AAA(sf)	(6)	30.000%	%	(5)	(6)	(6)	38.1%	15.7%
Class X-A	AAAsf/AAA(sf)/AAA(sf)	$537,303,000(7)	N/A	%	Variable(8)	N/A	N/A	N/A	N/A
Class X-B	A-sf/AAA(sf)/A-(sf)	$146,800,000(7)	N/A	%	Variable(8)	N/A	N/A	N/A	N/A
Class A-S	AAAsf/AAA(sf)/AAA(sf)	$84,434,000	19.000%	%	(5)	9.99	120 - 120	44.1%	13.6%
Class B	AA-sf/AA(sf)/AA(sf)	$31,663,000	14.875%	%	(5)	9.99	120 - 120	46.4%	12.9%
Class C	A-sf/A-(sf)/A-(sf)	$30,703,000	10.875%	%	(5)	9.99	120 - 120	48.6%	12.3%

NON-OFFERED CERTIFICATES(9)
Non-Offered Classes	Expected Ratings (Fitch /KBRA /S&P)	Approximate Initial Certificate Balance or Notional Amount(1)	Approximate Initial Credit Support(2)	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Years)(4)	Expected Principal Window (Months)(4)	Certificate Principal to Value Ratio(15)	Underwritten NOI Debt Yield(16)
Class X-D	BBB-sf/BBB-(sf)/NR	$34,541,000(7)	N/A	%	Variable(8)	N/A	N/A	N/A	N/A
Class D	BBBsf/BBB+(sf)/BBB-(sf)	$19,189,000	8.375%	%	(5)	9.99	120 - 120	49.9%	12.0%
Class E	BBB-sf/BBB-(sf)/NR	$15,352,000	6.375%	%	(5)	9.99	120 - 120	51.0%	11.7%
Class F-RR(10)	BBsf/BB+(sf)/NR	$7,675,000	5.375%	%	(5)	9.99	120 - 120	51.6%	11.6%
Class G-RR(10)	BB-sf/BB-(sf)/NR	$7,676,000	4.375%	%	(5)	9.99	120 - 120	52.1%	11.5%
Class H-RR(10)	B-sf/B-(sf)/NR	$8,635,000	3.250%			9.99	120 - 120	52.7%	11.4%
Class J-RR(10)	NR/NR/NR	$24,947,113	0.000%	%	(5)	9.99	120 - 120	54.5%	11.0%
Class R(11)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NON-OFFERED ELIGIBLE VERTICAL INTEREST(9)
Non-Offered Eligible Vertical Interest	Expected Ratings (Fitch /KBRA /S&P)(1)	Approximate Initial Certificate Balance(1)	Approximate Initial Credit Support(2)	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Years)(4)	Expected Principal Window (Months)(4)	Certificate Principal to Value Ratio(17)	Underwritten NOI Debt Yield(18)
VRR Interest(12)	NR / NR / NR	$21,551,091	N/A(13)	(14)	N/A(14)	9.31	1 - 120	54.5%	11.0%

(1)	Approximate, subject to a permitted variance of plus or minus 5%, together with any additional variance in connection with any change in the certificate balance of the VRR interest (as defined in footnote (12) below) following the calculation of the actual fair values of the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates and all of the certificates (other than the Class R certificates), respectively, and further subject to any variation in the certificate balances of the Class A-3 and Class A-4 certificates, as described in footnote (6) below. In addition, the notional amounts of the Class X-A, Class X-B, and Class X-D certificates (collectively, the “Class X certificates”) may vary depending upon the final pricing of the classes of principal balance certificates (as defined in footnote (13) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X certificates would be equal to zero at all times, such class of Class X certificates will not be issued on the closing date of this securitization or (b) the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, the certificate balance of such class of principal balance certificates may not be part of, and may reduce accordingly, such notional amount of the related Class X certificates.

(2)	The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-SB, Class A-3, and Class A-4 certificates are represented in the aggregate. The approximate initial credit support percentages for the non-vertically retained principal balance certificates (as defined in footnote (5) below) do not take into account the VRR interest.

(3)	Approximate per annum rate as of the closing date.

(4)	The expected weighted average life and expected principal window set forth in the foregoing table with respect to each class of principal balance certificates are based on the assumptions set forth under “Yield and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans and that there are no extensions or forbearances of the maturity dates or anticipated repayment dates of the mortgage loans.

(5)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (collectively, the “non-vertically retained principal balance certificates”, and collectively with the Class X certificates, the “non-vertically retained certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage, but no less than 0.000%. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(6)	The exact initial certificate balances of the Class A-3 and Class A-4 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, assumed final distribution dates, weighted average lives and principal windows of the Class A-3 and Class A-4 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-3 and Class A-4 certificates is expected to be approximately $441,794,000, subject to a variance of plus or minus 5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE SUMMARY

Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Average Lives (years)	Expected Range of Principal Windows
Class A-3	$75,000,000- $220,000,000	9.59 – 9.80	111 – 119 / 111 – 119
Class A-4	$221,794,000 - $366,794,000	9.93 – 9.94	119 – 120 / 119 – 120

(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the principal balance certificates identified in the same row as such class of Class X certificates in the chart below (as to such class of Class X certificates, the “corresponding principal balance certificates”):

Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4
Class X-B	Class A-S, Class B and Class C
Class X-D	Class D and Class E

(8)	The pass-through rate for each class of Class X certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of corresponding principal balance certificates as in effect from time to time, as described in this prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(9)	The classes of certificates set forth below the headings “Non-Offered Certificates” and “Non-Offered Eligible Vertical Interest” in the table are not offered by this Term Sheet.

(10)	KeyBank National Association will act as “retaining sponsor” for this securitization transaction. In partial satisfaction of the risk retention obligations of KeyBank National Association with respect to this securitization transaction, all of the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (collectively, the “HRR Interest”), with an aggregate fair value expected to represent at least 2.2690% of the fair value, as of the closing date for this securitization transaction, of all of the certificates (other than the Class R certificates), will constitute an “eligible horizontal residual interest” and will be purchased and retained by KKR CMBS II Aggregator Type 1 L.P., a Delaware limited partnership, or a “majority-owned affiliate” thereof in accordance with the Credit Risk Retention Rules. The terms “retaining sponsor”, “eligible horizontal residual interest” and “majority-owned affiliate” are as defined in the Credit Risk Retention Rules. See “Credit Risk Retention” in the Preliminary Prospectus.

(11)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, assumed final distribution date, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(12)	In satisfaction of its remaining risk retention obligations with respect to this securitization transaction, KeyBank National Association or a “majority-owned affiliate” thereof is expected to retain a certificated “eligible vertical interest” in the form of a “single vertical security” with an initial certificate balance of $21,551,091, representing approximately 2.7310% of the initial aggregate certificate balance of all of the certificates (other than the Class R certificates) (the “VRR interest”). The terms “retaining sponsor”, “eligible vertical interest,” “single vertical security” and “majority owned affiliate” are as defined in the Credit Risk Retention Rules. See “Credit Risk Retention” in the Preliminary Prospectus. The VRR interest constitutes a separate class of certificates.

(13)	Although the approximate initial credit support percentages shown in the table above with respect to the non-vertically retained principal balance certificates do not take into account the VRR interest, losses incurred on the mortgage loans will be allocated between the VRR interest, on the one hand, and the non-vertically retained principal balance certificates, on the other hand, pro rata in accordance with their respective outstanding certificate balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The VRR interest and the non-vertically retained principal balance certificates are collectively referred to in this prospectus as the “principal balance certificates”.

(14)	Although they do not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the VRR interest will be the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time.

(15)	“Certificate Principal to Value Ratio” for any class of non-vertically retained principal balance certificates is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool rounded to one decimal place (of 54.5%), multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of the related class of non-vertically retained principal balance certificates and all other classes of non-vertically retained principal balance certificates, if any, that are senior to such class, and the denominator of which is the total initial certificate balance of all non-vertically retained principal balance certificates. The Certificate Principal to Value ratios of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 certificates are calculated in the aggregate for those classes as if they were a single class.

(16)	“Underwritten NOI Debt Yield” for any Class of non-vertically retained principal balance certificates is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool rounded to one decimal place (of 11.0%), multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of all non-vertically retained principal balance certificates and the denominator of which is the total initial certificate balance of the related class of non-vertically retained principal balance certificates and all other classes of non-vertically retained principal balance certificates, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 certificates are calculated in the aggregate for those classes as if they were a single class.

(17)	“Certificate Principal to Value Ratio” for the VRR interest is equal to the weighted average mortgage loan Cut-off Date LTV of the mortgage pool.

(18)	“Underwritten NOI Debt Yield” for the VRR interest is equal to the weighted average U/W NOI Debt Yield for the mortgage pool.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE SUMMARY

Class A-2 Principal Paydown(1)(2)

Loan No.	Mortgage Loan Seller	Mortgage Loan Name	Property Type	Approx. Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield	% of Class A-2 Certificate Balance
7	CCRE	225 Bush	Office	$28,600,000	59	34.6%	3.85x	13.4%	47.5%
9	CCRE	180 Water	Multifamily	$25,000,000	59	30.5%	3.15x	11.0%	41.5%
37	KeyBank	30610 East Broadway	Industrial	$6,630,000	59	64.9%	1.67x	10.2%	11.0%
(1)	The table above presents the Mortgage Loans whose balloon payments would be applied to pay down the Certificate Balance of the Class A-2 Certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any Mortgage Loan and based on the assumptions set forth under “Yield and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no modifications or losses in respect of the Mortgage Loans and that there are no extensions or forbearances of the maturity dates or anticipated repayment dates of the Mortgage Loans. Each Class of Pooled Certificates, including the Class A-2 Certificates, evidences undivided ownership interests in the entire pool of Mortgage Loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any Mortgage Loan. See Annex A-1 to the Preliminary Prospectus.

(2)	See footnotes to the tables entitled “Mortgage Pool Characteristics” and “Credit Statistics”, respectively, above.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loan	Mortgage Loan Seller(s)	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Pad/Room/SF/Unit(1)	Cut-off Date LTV Ratio(1)	U/W NCF DSCR(1)	U/W NOI Debt Yield(1)
Parklawn Building	KeyBank	Rockville, MD	Office	$60,800,000	7.7%	$204	60.0%	2.68x	9.4%
Century Plaza Towers	CCRE	Los Angeles, CA	Office	$50,000,000	6.3%	$375	39.1%	4.09x	13.5%
Meridian Pointe Apartments	CCRE	Puyallup, WA	Multifamily	$49,975,000	6.3%	$106,330	46.8%	3.14x	10.3%
AVR Renaissance Atlanta Airport Gateway	CCRE	Atlanta, GA	Hospitality	$48,000,000	6.1%	$235,294	60.0%	2.88x	12.2%
DC Mixed Use Portfolio VI	CCRE/SMC	Various, Various	Various	$33,845,500	4.3%	$514	63.3%	2.13x	8.2%
Wells Fargo Place	SMC	St. Paul, MN	Office	$30,000,000	3.8%	$124	64.0%	2.89x	10.8%
225 Bush	CCRE	San Francisco, CA	Office	$28,600,000	3.6%	$351	34.6%	3.85x	13.4%
1824 Alton Road	SMC	Miami Beach, FL	Retail	$26,150,000	3.3%	$821	60.8%	1.89x	7.8%
180 Water	CCRE	New York, NY	Multifamily	$25,000,000	3.2%	$239,965	30.5%	3.15x	11.0%
3 Columbus Circle	CCRE	New York, NY	Office	$25,000,000	3.2%	$650	45.4%	2.91x	12.3%
Top 10 Total/Weighted Average				$377,370,500	47.8%		51.3%	3.00x	10.9%
Non-Top 10 Total/Weighted Average(2)				$411,757,704	52.2%		57.4%	2.37x	11.1%
(1)	With respect to each Mortgage Loan that is part of a Whole Loan (as identified in the table “Whole Loan Control Notes and Non-Control Notes” below), the Cut-off Date Balance Per Pad/Room/SF/Unit, Cut-off Date LTV Ratio, U/W NCF DSCR and U/W NOI Debt Yield calculations include the related Pari Passu Companion Loan(s) but exclude any subordinate notes, unless otherwise specified.

(2)	Excludes the ten largest Mortgage Loans.

Distribution of Cut-off Date Balances(1)

Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
$2,100,000	-	$9,999,999	23	$144,879,408	18.4%	3.7587%	116	2.98x	52.6%	47.7%
$10,000,000	-	$19,999,999	9	$130,113,050	16.5%	3.7102%	119	2.30x	59.3%	55.3%
$20,000,000	-	$29,999,999	10	$241,515,246	30.6%	3.8252%	105	2.30x	52.9%	48.5%
$30,000,000	-	$39,999,999	2	$63,845,500	8.1%	3.5617%	120	2.49x	63.6%	63.6%
$40,000,000	-	$60,800,000	4	$208,775,000	26.5%	3.3047%	119	3.17x	51.8%	51.8%
Total/Weighted Average			48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Distribution of Mortgage Rates(1)

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
2.8750%	-	3.7499%	24	$491,372,866	62.3%	3.3844%	113	3.20x	50.1%	49.3%
3.7500%	-	4.2499%	18	$258,287,838	32.7%	3.9761%	119	1.80x	61.9%	55.1%
4.2500%	-	4.7499%	5	$32,837,500	4.2%	4.3968%	116	1.85x	60.1%	55.5%
4.7500%	-	5.1500%	1	$6,630,000	0.8%	5.1500%	59	1.67x	64.9%	64.9%
Total/Weighted Average			48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Property Type Distribution(1)(3)

Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units/ Rooms/ SF/Pads	Weighted Averages
					Cut-off Date Balance per Unit/Room/SF /Pad	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
Office	11	$272,777,631	34.6%	6,744,860	$261	3.5438%	112	86.9%	2.84x	53.5%	50.7%
CBD	4	$133,600,000	16.9%	4,381,800	$365	3.3274%	105	93.0%	3.55x	44.9%	44.9%
Suburban	6	$131,930,131	16.7%	2,328,757	$160	3.7121%	119	80.3%	2.18x	61.5%	56.1%
Medical	1	$7,247,500	0.9%	34,303	$211	4.4700%	116	97.4%	1.66x	65.0%	59.5%
Multifamily	20	$216,201,254	27.4%	209,001	$165,876	3.5986%	112	95.5%	2.70x	53.0%	50.6%
Garden	7	$118,056,773	15.0%	1,409	$89,863	3.4582%	119	96.3%	2.69x	54.1%	52.3%
Mid-Rise	10	$63,405,000	8.0%	206,935	$285,729	3.9836%	119	92.6%	1.64x	63.3%	59.1%
High Rise	1	$25,000,000	3.2%	573	$239,965	3.4104%	59	97.0%	3.15x	30.5%	30.5%
Cooperative	1	$5,989,481	0.8%	48	$124,781	2.8750%	119	100.0%	12.81x	6.2%	4.8%
Student Housing	1	$3,750,000	0.5%	36	$104,167	3.9200%	120	100.0%	1.55x	69.3%	59.1%
Retail	16	$98,215,029	12.4%	464,169	$475	3.7300%	120	97.4%	2.36x	58.3%	55.8%
Anchored	2	$44,150,000	5.6%	106,027	$585	3.6410%	120	96.1%	2.85x	52.2%	52.2%
Unanchored	6	$32,909,230	4.2%	80,864	$530	3.8346%	120	97.3%	1.88x	64.7%	60.9%
Single Tenant	7	$16,633,713	2.1%	256,869	$142	3.7181%	120	100.0%	2.26x	58.2%	53.6%
Shadow Anchored	1	$4,522,086	0.6%	20,409	$222	3.8810%	119	100.0%	1.53x	71.8%	61.9%
Industrial	7	$75,193,050	9.5%	1,285,173	$81	3.9673%	114	99.2%	2.18x	57.1%	51.9%
Warehouse/Distribution	2	$28,000,000	3.5%	408,047	$69	3.6879%	120	100.0%	2.40x	52.2%	43.7%
Flex	3	$25,563,050	3.2%	385,252	$102	3.7128%	119	97.6%	2.04x	63.4%	57.1%
Manufacturing	2	$21,630,000	2.7%	491,874	$73	4.6299%	101	100.0%	2.05x	56.2%	56.2%
Hospitality	1	$48,000,000	6.1%	204	$235,294	3.6500%	120	87.9%	2.88x	60.0%	60.0%
Full Service	1	$48,000,000	6.1%	204	$235,294	3.6500%	120	87.9%	2.88x	60.0%	60.0%
Self Storage	6	$43,250,000	5.5%	524,739	$107	3.4055%	120	90.8%	3.49x	39.9%	34.3%
Mixed Use	4	$23,691,241	3.0%	173,238	$483	3.7062%	119	97.3%	2.05x	63.7%	63.7%
Retail/Office	2	$14,802,405	1.9%	27,134	$546	3.7050%	120	95.7%	2.13x	63.3%	63.3%
Multifamily/Office	1	$5,795,000	0.7%	140,510	$282	3.7100%	117	100.0%	1.81x	65.0%	65.0%
Retail/Multifamily	1	$3,093,836	0.4%	5,594	$553	3.7050%	120	100.0%	2.13x	63.3%	63.3%
Manufactured Housing	2	$11,800,000	1.5%	448	$26,434	4.1395%	120	88.0%	1.48x	69.8%	59.3%
Total/Weighted Average	67	$789,128,204	100.0%			3.6350%	114	92.3%	2.67x	54.5%	51.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Geographic Distribution(1)(3)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR		Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
California	10	$155,850,000	19.7%	3.3201%	108	3.62	x	40.5%	39.0%
Northern(4)	7	$110,750,000	14.0%	3.2948%	120	3.60	x	40.8%	38.6%
Southern(4)	3	$45,100,000	5.7%	3.3823%	81	3.69	x	39.8%	39.8%
New York	14	$115,789,481	14.7%	3.6867%	104	3.03	x	47.7%	47.6%
New York City	13	$107,789,481	13.7%	3.7250%	103	2.98	x	48.3%	48.2%
Maryland	2	$85,765,246	10.9%	3.6315%	119	2.39	x	62.2%	58.3%
Texas	3	$63,750,000	8.1%	3.7611%	120	2.05	x	58.3%	54.7%
Washington	2	$57,475,000	7.3%	3.1848%	119	3.58	x	43.6%	43.6%
Georgia	2	$57,400,000	7.3%	3.6315%	120	2.70	x	60.4%	58.4%
Indiana	5	$37,518,241	4.8%	4.0332%	120	1.43	x	66.3%	54.1%
Washington D.C	7	$36,698,420	4.7%	3.7514%	120	2.07	x	62.4%	62.4%
Florida	5	$33,064,157	4.2%	4.0509%	120	1.81	x	62.0%	59.2%
Minnesota	2	$32,100,000	4.1%	3.4618%	119	2.80	x	64.2%	63.7%
New Jersey	1	$20,000,000	2.5%	3.8950%	120	1.83	x	57.3%	45.4%
Ohio	2	$16,330,000	2.1%	4.5233%	95	1.55	x	68.0%	61.6%
Nevada	2	$16,080,819	2.0%	3.8396%	118	1.58	x	63.5%	50.2%
Michigan	1	$12,300,000	1.6%	3.8300%	119	1.52	x	74.1%	63.8%
Illinois	1	$11,050,365	1.4%	3.6800%	119	2.49	x	63.7%	63.7%
South Carolina	2	$9,487,289	1.2%	3.4327%	120	2.72	x	51.9%	50.7%
North Carolina	1	$8,764,885	1.1%	3.6690%	120	2.50	x	63.1%	63.1%
Oregon	1	$7,247,500	0.9%	4.4700%	116	1.66	x	65.0%	59.5%
Tennessee	2	$7,069,721	0.9%	3.8086%	119	1.88	x	68.9%	62.5%
Virginia	2	$5,387,080	0.7%	4.0978%	101	1.73	x	65.6%	62.5%
Total/Weighted Average	67	$789,128,204	100.0%	3.6350%	114	2.67	x	54.5%	51.6%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
6.2%	-	44.9%	12	$179,339,481	22.7%	3.2053%	101	4.17x	35.3%	33.9%
45.0%	-	49.9%	2	$74,975,000	9.5%	3.4114%	116	3.06x	46.3%	46.3%
50.0%	-	54.9%	3	$45,650,000	5.8%	3.7577%	120	2.49x	52.6%	52.6%
55.0%	-	59.9%	3	$50,400,000	6.4%	3.9684%	120	1.68x	57.6%	48.4%
60.0%	-	64.9%	18	$339,510,977	43.0%	3.7279%	118	2.27x	62.1%	60.1%
65.0%	-	69.9%	7	$65,552,746	8.3%	4.0948%	117	1.67x	66.7%	58.7%
70.0%	-	74.1%	3	$33,700,000	4.3%	3.9240%	119	1.51x	72.2%	61.8%
Total/Weighted Average			48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Distribution of Maturity Date or ARD LTV Ratios(1)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
4.8%	-	39.9%	12	$179,339,481	22.7%	3.2053%	101	4.17x	35.3%	33.9%
40.0%	-	49.9%	5	$131,940,050	16.7%	3.6300%	118	2.45x	51.7%	47.0%
50.0%		54.9%	10	$118,472,788	15.0%	3.9513%	120	1.93x	60.5%	52.5%
55.0%	-	59.9%	5	$28,197,500	3.6%	4.1724%	119	1.59x	66.1%	58.9%
60.0%	-	65.0%	16	$331,178,385	42.0%	3.7108%	118	2.30x	62.9%	62.1%
Total/Weighted Average			48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
1.37x	-	1.39x	2	$22,840,000	2.9%	4.1523%	116	1.37x	65.0%	52.8%
1.40x	-	1.44x	2	$11,341,773	1.4%	4.1380%	119	1.43x	65.6%	52.4%
1.45x	-	1.54x	5	$70,665,050	9.0%	3.9271%	119	1.52x	65.6%	55.2%
1.55x	-	1.99x	14	$164,558,515	20.9%	4.0308%	117	1.77x	62.9%	57.6%
2.00x	-	2.49x	5	$87,193,500	11.0%	3.8284%	120	2.22x	61.6%	61.6%
2.50x	-	12.81x	20	$432,529,366	54.8%	3.3573%	111	3.39x	47.2%	46.6%
Total/Weighted Average			48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Original Terms to Maturity or ARD(1)

Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
60	3	$60,230,000	7.6%	3.5509%	59	3.32x	36.2%	36.2%
84	1	$2,840,000	0.4%	4.4500%	84	1.38x	67.6%	61.8%
120	44	$726,058,204	92.0%	3.6388%	119	2.62x	56.0%	52.8%
Total/Weighted Average	48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Distribution of Remaining Terms to Maturity or ARD(1)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
59	-	60	3	$60,230,000	7.6%	3.5509%	59	3.32x	36.2%	36.2%
84	-	84	1	$2,840,000	0.4%	4.4500%	84	1.38x	67.6%	61.8%
111	-	120	44	$726,058,204	92.0%	3.6388%	119	2.62x	56.0%	52.8%
Total/Weighted Average			48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Distribution of Underwritten NOI Debt Yields(1)

Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
6.8%	-	8.9%	15	$209,827,273	26.6%	3.9049%	119	1.79x	64.6%	60.9%
9.0%	-	10.4%	12	$214,830,435	27.2%	3.5907%	117	2.44x	57.2%	54.8%
10.5%	-	11.9%	8	$137,131,015	17.4%	3.7564%	108	2.38x	55.3%	49.9%
12.0%	-	13.4%	4	$109,600,000	13.9%	3.5846%	102	3.21x	48.5%	48.5%
13.5%	-	64.1%	9	$117,739,481	14.9%	3.1405%	120	4.49x	36.1%	34.0%
Total/Weighted Average			48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Amortization Types(1)

Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
Interest Only	26	$575,963,385	73.0%	3.5381%	113	2.89x	52.6%	52.6%
Amortizing Balloon	13	$129,127,319	16.4%	3.8406%	119	2.43x	55.6%	44.1%
Interest Only, then Amortizing	9	$84,037,500	10.6%	3.9833%	118	1.56x	65.8%	56.3%
Total/Weighted Average	48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Loan Purpose(1)

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	Maturity Date or ARD LTV Ratio(2)
Refinance	33	$608,267,000	77.1%	3.6161%	114	2.80x	52.5%	49.7%
Acquisition	14	$168,896,155	21.4%	3.6952%	116	2.30x	61.0%	58.5%
Recapitalization	1	$11,965,050	1.5%	3.7500%	118	1.53x	63.0%	49.7%
Total/Weighted Average	48	$789,128,204	100.0%	3.6350%	114	2.67x	54.5%	51.6%

Footnotes:

(1)	With respect to each Mortgage Loan that is part of a Whole Loan (as identified in the table under “Whole Loan Control Notes and Non-Control Notes” below), the U/W NCF DSCR, Cut-off Date LTV Ratio, Maturity Date or ARD LTV Ratio and U/W NOI Debt Yield calculations include the related Pari Passu Companion Loan(s) but exclude any subordinate notes, unless otherwise specified.

(2)	Unless otherwise indicated in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” or “Maturity Date or ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the related Cut-off Date LTV Ratio or Maturity Date or ARD LTV Ratio, as applicable, has been calculated using the “as-is” appraised value. However, with respect to one (1) Mortgage Loan (4.3%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “as-portfolio” value. With respect to one (1) Mortgage Loan (2.5%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “hypothetical as-is” value. With respect to one (1) Mortgage Loan (0.8%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “gross sell out” value. With respect to one (1) Mortgaged Property (0.2%), the related Cut-off Date LTV and/or Maturity Date or ARD LTV have been calculated using “hypothetical value as if complete and stabilized” value.

(3)	Reflects allocated loan amount for properties securing multi-property Mortgage Loans.

(4)	For purposes of determining whether a mortgaged property is in Northern California or Southern California, Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Whole Loan Control Notes and Non-Control Notes

Mortgaged Property	Mortgage Loan Seller(s)	Mortgage Loan Type	Non-Serviced PSA	Note Name	Control Note / Non-Control Note	Note Type	Note Cut-off Date Balance	Note Holder
Parklawn Building	KeyBank	Non-Serviced	MSC 2019-L3	Note A-1	Control Note	Pari Passu	$70,000,000	MSC 2019-L3
				Note A-2, Note A-3	Non-Control Notes	Pari Passu	$60,800,000	CF 2019-CF3
				Note A-4, Note A-5	Non-Control Notes	Pari Passu	$130,800,000	Bank of America, N.A.

Century Plaza Towers	CCRE	Non-Serviced	CPTS 2019-CPT	Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1, Note A-2-C3, Note A-2-C4, Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1, Note A-3-C3	Non-Control Notes	Pari Passu	$525,000,000	CPTS 2019-CPT
				Note A-1-C4, Note A-1-C5	Non-Control Notes	Pari Passu	$75,000,000	COMM 2019-GC44
				Note A-1-C3, Note A-1-C8	Non-Control Notes	Pari Passu	$62,500,000	JPMDB 2019-COR6
				Note A-1-C6, Note A-1-C7	Non-Control Notes	Pari Passu	$50,000,000	CF 2019-CF3
				Note A-1-C1, Note A-1-C2	Non-Control Notes	Pari Passu	$62,500,000	DBRI
				Note A-2-C2, Note A-2-C5, Note A-2-C6, Note A-2-C7	Non-Control Notes	Pari Passu	62,500,000	Morgan Stanley Bank, N.A.
				Note A-3-C2, Note A-3-C4, Note A-3-C5	Non-Control Notes	Pari Passu	62,500,000	Wells Fargo Bank, National Association
				Note B-1, Note B-2, Note B-3	Control Notes(1)	Subordinate	$300,000,000	CPTS 2019-CPT

Wells Fargo Place	SMC	Non-Serviced	MSC 2019-L3	Note A-1	Control Note	Pari Passu	$20,000,000	MSC 2019-L3
				Note A-2	Non-Control Note	Pari Passu	$20,000,000	MSC 2019-L3
				Note A-3	Non-Control Note	Pari Passu	$10,000,000	Starwood Mortgage Funding III
				Note A-4, Note A-5, Note A-6, Note A-7	Non-Control Notes	Pari Passu	$30,000,000	CF 2019-CF3

225 Bush	CCRE	Non-Serviced	Benchmark 2019-B14	Note A-1, Note A-6	Non-Control Notes(2) (except that Note A-1 is a Control Shift Note)	Pari Passu	$60,000,000	Benchmark 2019-B14
				Note A-2	Non-Control Note	Pari Passu	$50,000,000	COMM 2019-GC44
				Note A-5	Non-Control Note	Pari Passu	$28,600,000	CF 2019-CF3
				Note A-3, Note A-4	Non-Control Notes	Pari Passu	$65,000,000	DBRI
				Note B	Control Note(2)(3)	Subordinate	146,400,000	Benchmark 2019-B14

180 Water	CCRE	Non-Serviced	COMM 2019-GC44	Note A-1	Control Shift Note(2)	Pari Passu	$50,000,000	Benchmark 2019-B14
				Note A-2, Note A-4, Note A-5	Non-Control Notes	Pari Passu	$62,500,000	COMM 2019-GC44
				Note A-3	Non-Control Note	Pari Passu	$25,000,000	CF 2019-CF3
				Note B	Control Note(2)(4)	Subordinate	$127,500,000	COMM 2019-GC44

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Mortgaged Property	Mortgage Loan Seller(s)	Mortgage Loan Type	Non-Serviced PSA	Note Name	Control Note / Non-Control Note	Note Type	Note Cut-off Date Balance	Note Holder
3 Columbus Circle	CCRE	Non-Serviced	Benchmark 2019-B10	Note A-1-1, Note A-2-1	Non-Control Notes(2) (except that Note A-1-1 is a Control Shift Note)	Pari Passu	$75,000,000	Benchmark 2019-B10
				Note A-1-2-A	Non-Control Note	Pari Passu	$50,000,000	JPMCC 2019-COR5
				Note A-1-2-B, Note A-1-7	Non-Control Notes	Pari Passu	$50,000,000	Benchmark 2019-B12
				Note A-1-3, Note A-2-4	Non-Control Notes	Pari Passu	$100,000,000	Benchmark 2019-B11
				Note A-1-4-B, Note A-1-8	Non-Control Notes	Pari Passu	$37,500,000	Benchmark 2019-B13
				Note A-1-4-A	Non-Control Note	Pari Passu	$25,000,000	CF 2019-CF3
				Note A-1-5	Non-Control Note	Pari Passu	$50,000,000	CSAIL 2019-C16
				Note A-1-6	Non-Control Note	Pari Passu	$30,000,000	NREC
				Note A-2-5-A	Non-Control Note	Pari Passu	$12,500,000	MSC 2019-H7
				Note A-2-2, Note A-2-3	Non-Control Notes	Pari Passu	$50,000,000	CF 2019-CF1
				Note A-2-5-B	Non-Control Note	Pari Passu	$10,000,000	MSC 2019-H6
				Note B-1, Note B-2	Control Notes(2)(5)	Subordinate	$105,000,000	Benchmark 2019-B10

Park Central Tower	SMC	Servicing Shift	TBD	Note A-1	Control Note(6)	Pari Passu	$35,000,000	Starwood Mortgage Funding II(7)
				Note A-2	Non-Control Note(6)	Pari Passu	$25,000,000	CF 2019-CF3

Airport Square	CCRE	Serviced	N/A	Note A-1	Control Note	Pari Passu	$24,965,246	CF 2019-CF3
				Note A-2	Non-Control Note	Pari Passu	$4,993,049	CCRE

Bushwick Avenue Portfolio	SMC	Non-Serviced	CF 2019-CF2	Note A-1	Control Note	Pari Passu	$36,000,000	CF 2019-CF2
				Note A-2	Non-Control Note	Pari Passu	$35,000,000	GSMS 2019-GSA1
				Note A-3	Non-Control Note	Pari Passu	$20,000,000	MSC 2019-L3
				Note A-4	Non-Control Note	Pari Passu	$20,000,000	MSC 2019-L3
				Note A-5	Non-Control Note	Pari Passu	$19,000,000	CF 2019-CF3

(1)	The control rights with respect to the Century Plaza Towers whole loan will be exercised by the representative of certain holders of the securitization trust created pursuant to the terms of the CPTS 2019-CPT trust and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans—The Century Plaza Towers Pari Passu-AB Whole Loan” in the Preliminary Prospectus for additional information.

(2)	The subject whole loan is an AB whole loan or a pari passu-AB whole loan, and the Control Note as of the date hereof (as identified in the chart above) is a related subordinate note. Upon the occurrence of certain trigger events specified in the related Co-Lender Agreement, however, control will generally shift to a more senior note (or, if applicable, first to one more senior note and, following certain additional trigger events, to another more senior note) in the subject Whole Loan (each identified in the chart above as a “Control Shift Note”), which more senior note will thereafter be the Control Note. See “Description of the Mortgage Pool—The Whole Loans—The 225 Bush Pari Passu-AB Whole Loan”, “—The Whole Loans—The 180 Water Pari Passu-AB Whole Loan” and “—The Whole Loans—The 3 Columbus Circle Pari Passu-AB Whole Loan” in the Preliminary Prospectus for more information regarding the manner in which control shifts under each such Whole Loan.

(3)	The control rights with respect to the 225 Bush whole loan will be exercised by the representative of certain holders of the related loan-specific certificates issued under the Benchmark 2019-B14 pooling and servicing agreement until the occurrence and during the continuation of a 225 Bush control appraisal period. See “Description of the Mortgage Pool—The Whole Loans—The 225 Bush Pari Passu-AB Whole Loan” in the Preliminary Prospectus for additional information.

(4)	The 180 Water mortgage loan is expected to be serviced pursuant to the COMM 2019-GC44 securitization. The COMM 2019-GC44 securitization is not yet closed and is expected to close before the CF 2019-CF3 securitization. The control rights with respect to the 180 Water whole loan are expected to be exercised by the representative of certain holders of the related loan-specific certificates issued under the COMM 2019-GC44 pooling and servicing agreement until the occurrence and during the continuation of a 180 Water control appraisal period. See “Description of the Mortgage Pool—The Whole Loans—The 180 Water Pari Passu-AB Whole Loan” in the Preliminary Prospectus for additional information.

(5)	The control rights with respect to the 3 Columbus Circle whole loan will be exercised by the representative of certain holders of the related loan-specific certificates issued under the Benchmark 2019-B10 pooling and servicing agreement until the occurrence and during the continuation of a 3 Columbus Circle control appraisal period. See “Description of the Mortgage Pool—The Whole Loans—The 3 Columbus Circle Pari Passu-AB Whole Loan” in the Preliminary Prospectus for additional information.

(6)	The Park Central Tower whole loan will be serviced under the pooling and servicing agreement for this securitization until the securitization of the related Control Note. From and after the securitization of the related Control Note, the Park Central Tower whole loan will be serviced under the pooling and servicing agreement for the securitization of the related Control Note.

(7)	The initial controlling holder of the Park Central Tower whole loan is Starwood Mortgage Funding II,LLC, as holder of the related Control Note. After the related servicing shift date, the controlling holder of such whole loan is expected to be the controlling class representative (or equivalent entity) or other directing certificateholder under the securitization of the related Control Note.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Century Plaza Towers	CCRE	Los Angeles, CA	Office	$50,000,000	6.3%	MSC 2014-CPT
DC Mixed Use Portfolio VI	CCRE/SMC	Various, Various	Various	$33,845,500	4.3%	CFCRE 2011-C2
Wells Fargo Place	SMC	St. Paul, MN	Office	$30,000,000	3.8%	KREF 2018-FL1
225 Bush	CCRE	San Francisco, CA	Office	$28,600,000	3.6%	GSMS 2017-GS5
Gold Brooklyn Multifamily Portfolio(2)	CCRE	Brooklyn, NY	Multifamily	$1,950,000	0.2%	FRESB 2015-SB9
Bushwick Avenue Portfolio	SMC	Brooklyn, NY	Various	$19,000,000	2.4%	BSPRT 2019-FL5
Summervale Apartments	KeyBank	Houston, TX	Multifamily	$16,750,000	2.1%	GSMS 2013-GC16
Kensington Place Townhomes	KeyBank	Roseville, MI	Multifamily	$12,300,000	1.6%	GNR 2013-1
Total				$192,445,500	24.3%
(1)	Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	With respect to the Gold Brooklyn Multifamily Portfolio, the 169 Troutman mortgaged property was previously financed in the FRESB 2015-SB9 securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE OVERVIEW

Allocation of Available Funds:

All payments, other collections and advances on the mortgage loans that are available for distribution on the certificates will be allocated between the VRR interest, to the extent of the VRR percentage thereof, and to the non-vertically retained certificates, to the extent of the non-vertically retained percentage thereof.

The “non-vertically retained percentage” is the difference between 100% and the VRR percentage.

The “VRR percentage” is a fraction, expressed as a percentage, the numerator of which is the initial certificate balance of the VRR interest, and the denominator of which is the aggregate initial certificate balance of all classes of principal balance certificates.

Principal Payments:

Payments in respect of principal of the non-vertically retained principal balance certificates will be distributed, first, to the Class A-SB certificates, until the certificate balance of such class is reduced to the planned principal balance for the related distribution date set forth on Annex E to the Preliminary Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB in that order, until the certificate Balance of each such class is reduced to zero, then, to the Class A-S certificates until the certificate balance of the Class A-S certificates has been reduced to zero, then, to the Class B certificates until the certificate balance of the Class B certificates has been reduced to zero, then, to the Class C certificates, until the certificate balance of the Class C certificates has been reduced to zero, and then, to the Class D, Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates, in that order, until the certificate balance of each such class is reduced to zero. Notwithstanding the foregoing, if the total certificate balance of the Class A-S and Class B through Class J-RR certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 certificates, on a pro rata basis, based on their respective certificate balances and without regard to the Class A-SB planned principal balance, until the certificate balance of each such class is reduced to zero, then, to the extent of any recoveries on realized losses, to the Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates, in that order, in each case until all realized losses previously allocated to the subject class have been fully reimbursed.

The Class X certificates will not be entitled to receive distributions of principal; however, the notional amount of each class of Class X certificates will be reduced by the aggregate amount of the principal distributions and realized losses allocated to the class or classes of corresponding principal balance certificates.

Interest Payments:

On each distribution date, interest accrued for each class of the non-vertically retained certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds allocable to the non-vertically retained certificates: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class X certificates, on a pro rata basis, based on the accrued and unpaid interest on each such class, and then, to the Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates, in that order, in each case up to the amount of accrued and unpaid interest with respect to such class for such distribution date.

The pass-through rates applicable to the respective classes of non-vertically retained principal balance certificates for each distribution date will each equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage, but no less than 0.000%.

As further described in the Preliminary Prospectus, the pass-through rate applicable to each class of the Class X certificates for each distribution date will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of corresponding principal balance certificates as in effect from time to time.

Prepayment Interest Shortfalls:	The non-vertically retained percentage of prepayment interest shortfalls on the mortgage loans will be allocated to the respective classes of the non-vertically retained certificates pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each class of such certificates.
Loss Allocation:	The non-vertically retained percentage of losses on the mortgage pool will be allocated to each class of non-vertically retained principal balance certificates in reverse alphabetical order starting with the Class J-RR certificates through and including the Class B certificates, until the certificate balance of such class is reduced to zero, respectively, then, to the Class A-S certificates, until the certificate balance of such class is reduced to zero, and then to Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 certificates on a pro rata basis based on their respective certificate balances, until their respective certificate balances have been

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE OVERVIEW

reduced to zero. The notional amount of any class of Class X certificates will be reduced by the aggregate amount of realized losses allocated to the class(es) of corresponding principal balance certificates.
Prepayment Premiums:

On any distribution date, the non-vertically retained percentage of each prepayment premium and yield maintenance charge collected in respect of any mortgage loan in connection with a principal prepayment, voluntary or involuntary, that is part of the available funds for such distribution date, will be required to be distributed by the certificate administrator to the holders of each class of non-vertically retained principal balance certificates in the following manner: such holders will receive the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such class of certificates on such distribution date and the denominator of which is the total amount of principal distributed to the holders of all the non-vertically retained principal balance certificates on such distribution date; (b) the Base Interest Fraction for the related principal prepayment and such class of certificates and (c) the non-vertically retained percentage of the amount of the subject prepayment premium or the yield maintenance charge, as applicable.

The non-vertically retained percentage of any yield maintenance charges or prepayment premiums collected in respect of the mortgage loans in connection with principal prepayments, voluntary or involuntary, that are part of the available funds for any distribution date, to the extent remaining after the distributions described in the preceding paragraph, will be allocated and distributed on such distribution date to the various classes of Class X certificates in the manner set forth in the Preliminary Prospectus.

Directing Holder:

The applicable Directing Holder (prior to a Control Termination Event) will have certain control rights over servicing matters with respect to each serviced mortgage loan or serviced whole loan (other than any Excluded Loan), and will be entitled to direct the special servicer to take, or refrain from taking certain actions with respect to such serviced mortgage loan or serviced whole loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the master servicer or the special servicer proposes to take with respect to such serviced mortgage loan or serviced whole loan (prior to a Control Termination Event).

The “Directing Holder” with respect to any serviced mortgage loan or serviced whole loan means:

(a)  except in the case of an Excluded Loan and a servicing shift whole loan, the Controlling Class Representative; and

(b)  with respect to a servicing shift mortgage loan, prior to the related servicing shift securitization date, the holder of the related control note.

The “Controlling Class Representative” will generally be the Controlling Class certificateholder (or other representative) selected by the holders of at least a majority of the Controlling Class of certificates (by certificate balance, as certified by the certificate registrar from time to time as provided for in the pooling and servicing agreement for this securitization (the “PSA”)). However, in certain circumstances there may be no Controlling Class Representative even if there is a Controlling Class, and in other circumstances there will be no Controlling Class. The Controlling Class Representative will (during the continuance of a Control Termination Event and prior to the occurrence of a Consultation Termination Event) also have certain consultation rights as set forth in the PSA.

The “Controlling Class” with respect to the certificates will generally be, as of any time of determination, the most subordinate class of Control Eligible Certificates then-outstanding that has an aggregate certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amounts with respect to the mortgage loans allocable to such class) at least equal to 25% of the initial certificate balance of that class, or if no class of Control Eligible Certificates meets the preceding requirement, the most senior class of Control Eligible Certificates; provided that if, at any time, the certificate balances of the non-vertically retained principal balance certificates other than the Control Eligible Certificates, have been reduced to zero as a result of the allocation of principal payments on the mortgage loans, the Controlling Class will be the most subordinate class of Control Eligible Certificates that has a certificate balance greater than zero (without regard to any Cumulative Appraisal Reduction Amounts). No class of certificates, other than as described above, will be eligible to act as the Controlling Class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an Excluded Loan. The Controlling Class as of the closing date for this securitization transaction will be the Class J-RR certificates.

The “Control Eligible Certificates” will be any of the Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE OVERVIEW

An “Excluded Loan” means a mortgage loan or whole loan with respect to which, as of any date of determination, the Controlling Class Representative or the holder(s) of the majority of the Controlling Class (by certificate balance) is a borrower related party.

It is expected that KKR Real Estate Credit Opportunity Partners II L.P. or another affiliate of KKR Real Estate Credit Opportunity Partners II L.P. will be the initial Controlling Class Representative with respect to each serviced mortgage loan and serviced whole loan (other than any Excluded Loan and any servicing shift whole loan).

For a description of the directing holder for the non-serviced whole loans, see “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus.

Appraised-Out Class:	Any class of Control Eligible Certificates, the certificate balance of which (taking into account the application of any Appraisal Reduction Amounts or Collateral Deficiency Amounts to notionally reduce the certificate balance of such class) has been reduced to less than 25% of its initial certificate balance.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority (by certificate balance) of an Appraised-Out Class will have the right, at their sole expense, to require the special servicer to order a supplemental appraisal of any mortgage loan (or serviced whole loan) for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount. Upon receipt of such supplemental appraisal, the special servicer will be required to determine, in accordance with the servicing standard, whether, based on its assessment of such supplemental appraisal, any recalculation of the applicable Appraisal Reduction Amount or Collateral Deficiency Amount is warranted and, if so warranted, the special servicer will recalculate such Appraisal Reduction Amount or Collateral Deficiency Amount, as applicable, based upon such supplemental appraisal and receipt of information reasonably requested by the special servicer from the master servicer, to the extent such information is in the possession of the master servicer, to make such recalculation. If required by any such recalculation, the applicable Appraised-Out Class will be reinstated as the Controlling Class, as applicable, and each other Appraised-Out Class will, if applicable, have its related certificate balance notionally restored to the extent required by such recalculation of the Appraisal Reduction Amount or Collateral Deficiency Amount, if applicable. Any Appraised-Out Class for which the holders of the majority (by certificate balance) of such Appraised-Out Class are challenging the special servicer’s Appraisal Reduction Amount or Collateral Deficiency Amount determination may not exercise any direction, control, consent and/or similar rights of the Controlling Class until such time, if any, as such class is reinstated as the Controlling Class. The rights of the Controlling Class will be exercised by the next most senior Control Eligible Certificates, respectively, if any, during such period.

Control Termination Event:

Will occur when the Class F certificates have a certificate balance (taking into account the application of any Cumulative Appraisal Reduction Amounts with respect to the Mortgage Loans to notionally reduce the certificate balance of such class) of less than 25% of the initial certificate balance of that class; provided that a Control Termination Event will be deemed not to be continuing in the event the certificate balances of all classes of non-vertically retained principal balance certificates other than the Control Eligible Certificates have been reduced to zero; and provided further that a Control Termination Event will not apply to a Servicing Shift Mortgage Loan

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights and the special servicer will be required to consult with the Directing Holder and the Operating Advisor in connection with asset status reports and material special servicing actions (other than with respect to the non-serviced whole loans or any Excluded Loan).

Consultation Termination Event:

Will occur when there is no class of Control Eligible Certificates that has a then-outstanding certificate balance at least equal to 25% of the initial certificate balance of that class, in each case, without regard to the application of any Cumulative Appraisal Reduction Amounts; provided that a Consultation Termination Event will be deemed not to be continuing in the event the certificate balances of all classes of non-vertically retained principal balance certificates other than the Control Eligible Certificates have been reduced to zero; and provided further that a Consultation Termination Event will not apply to a servicing shift mortgage loan (except for purposes of the Controlling Class Representative exercising consultation rights afforded to the holder of a mortgage loan under the related co-lender agreement in its capacity as non-controlling noteholder).

Upon the occurrence and during continuance of a Consultation Termination Event, the Directing Holder will have no rights under the PSA other than those rights that are afforded to all certificateholders.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE OVERVIEW

Appointment and Replacement of Special Servicer by Directing Holder:

The applicable Directing Holder will appoint the initial special servicer as of the closing date. Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of the related companion loan under the related co-lender agreement, the special servicer may generally be replaced, prior to the occurrence and continuance of any Control Termination Event, with or without cause, by the Directing Holder so long as, among other things, the Directing Holder appoints a replacement special servicer that meets the requirements of the PSA.

The directing holder of the non-serviced whole loans will have the right to replace the applicable special servicer with respect to the applicable loan in certain circumstances.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the special servicer and such replacement (other than with respect to the non-serviced whole loans) will occur based on a vote of holders of all voting eligible classes of certificates as described below. See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the non-serviced whole loans.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the non-serviced whole loans and any servicing shift whole loan, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of principal balance certificates evidencing not less than 25% of the voting rights of all classes of principal balance certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the special servicer with a replacement special servicer (other than with respect to the non-serviced whole loans), (ii) payment by such requesting holders to the certificate administrator of all reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote (which fees and expenses will not be additional trust fund expenses) and (iii) delivery by such holders to the certificate administrator and the trustee of written confirmations from each rating agency that the appointment of the replacement special servicer will not result in a downgrade of the certificates, the certificate administrator will be required to post notice on the certificate administrator’s website and concurrently by mail to all Certificateholders of such request and conduct the solicitation of votes of all principal balance certificates in such regard, which such vote must occur within 180 days of the posting of such notice. Upon the written direction (within 180 days) of holders of principal balance certificates evidencing at least 75% of a Certificateholder Quorum, the trustee will be required to replace the special servicer with the replacement special servicer (other than with respect to the non-serviced whole loans).

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer or the asset representations reviewer, the holders of certificates evidencing at least 50% of the aggregate voting rights (taking into account, in the case of the replacement of the special servicer, the application of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the certificates) of all principal balance certificates on an aggregate basis.

In addition, if the operating advisor determines, in its sole discretion exercised in good faith that (1) the special servicer is not performing its duties as required under the PSA or is otherwise not acting in accordance with the servicing standard and (2) replacement of the special servicer would be in the best interests of the certificateholders as a collective whole, the operating advisor will have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed by an affirmative vote holders of certificates evidencing at least a majority of a quorum (which, for this purpose, consists of the holders of certificates that evidence at least 20% of the aggregate of the certificate balances of all certificates, and which holders consist of at least 3 certificateholders or certificate owners that are not risk retention affiliated with each other). In the event the holders of certificates evidencing a majority of such a quorum elect to remove and replace the special servicer, the certificate administrator will be required to obtain a rating agency confirmation from each of the rating agencies at that time. In the event the certificate administrator obtains a rating agency confirmation from each of the rating agencies (and the successor special servicer agrees to be bound by the terms of the PSA) and the certificate administrator receives the requisite amount of affirmative votes within 180 days of the posting of notice of such vote to the certificate administrator's website, the trustee will then be required to terminate all of the rights and obligations of the special servicer under the PSA and to appoint the successor special servicer approved by the certificateholders, provided such successor special servicer is a Qualified Replacement Special Servicer, subject to the terminated special servicer’s rights to indemnification, payment of outstanding fees, reimbursement of advances and other rights set forth in the PSA that survive termination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE OVERVIEW

See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the non-serviced whole loans.

Cap on Workout and Liquidation Fees:

The “Workout Fee” payable to a special servicer under the PSA will be an amount equal to the lesser of: (1) an amount calculated by application of a “Workout Fee Rate” of 1.0% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) (including scheduled payments, prepayments, balloon payments and payments at maturity or anticipated repayment date) received on the corrected loan for so long as it remains a corrected loan and (2) $1,000,000 in the aggregate with respect to any particular corrected loan; provided, however, that after receipt by the special servicer of workout fees with respect to such corrected loan in an amount equal to $25,000, any workout fees in excess of such amount will be reduced by the Excess Modification Fee Amount; provided, further, however, that in the event the workout fee collected over the course of such workout calculated at the workout fee rate is less than $25,000, then the special servicer will be entitled to an amount from the final payment on the related corrected loan (including any related serviced companion loan) that would result in the total workout fees payable to the special servicer in respect of that corrected loan (including any related serviced companion loan) to be $25,000; provided, further, that any Workout Fees paid to a predecessor or successor special servicer will not be taken into account in determining the $1,000,000 cap.

The “Liquidation Fee” payable to a special servicer under the PSA will be an amount equal to the lesser of: (1) 1.0% of the related liquidation payment or proceeds (exclusive of any portion of such amount that represents penalty charges) (or, if such rate would result in an aggregate liquidation fee of less than $25,000, then such higher rate as would result in an aggregate liquidation fee equal to $25,000) and (2) $1,000,000; provided that the liquidation fee with respect to any specially serviced loan will be reduced by the amount of any Excess Modification Fees paid by or on behalf of the related borrower with respect to the related mortgage loan (including a serviced companion loan) or REO Property and received by the special servicer as compensation within the prior 18 months, but only to the extent those fees have not previously been deducted from a workout fee or liquidation fee; provided, further, that any Liquidation Fees paid to a predecessor or successor special servicer will not be taken into account in determining the $1,000,000 cap.

The “Excess Modification Fee Amount” with respect to either the master servicer or the special servicer, any corrected loan and any particular modification, waiver, extension or amendment with respect to such corrected loan that gives rise to the payment of a workout fee, is an amount equal to the aggregate of any Excess Modification Fees paid by or on behalf of the related borrower with respect to the related mortgage loan (including the related serviced companion loan, if applicable, unless prohibited under the related co-lender agreement) and received and retained by the master servicer or the special servicer, as applicable, as compensation within the prior 18 months of such modification, waiver, extension or amendment, but only to the extent those fees have not previously been deducted from a workout fee or liquidation fee.

“Excess Modification Fees” is, with respect to any serviced mortgage loan or serviced whole loan, the sum of (A) the excess, if any, of (i) any and all Modification Fees with respect to a modification, waiver, extension or amendment of any of the terms of such mortgage loan or serviced whole loan, as applicable, over (ii) all unpaid or unreimbursed additional expenses (including, without limitation, reimbursement of advances and interest on advances to the extent not otherwise paid or reimbursed by the borrower but excluding special servicing fees, workout fees and liquidation fees) outstanding or previously incurred on behalf of the issuing entity with respect to the related mortgage loan or serviced whole loan, as applicable, and reimbursed from such modification fees and (B) expenses previously paid or reimbursed from modification fees as described in the preceding clause (A), which expenses have been recovered from the related borrower or otherwise.

“Modification Fees” means, with respect to any serviced mortgage loan or serviced whole loan, any and all fees with respect to a modification, restructure, extension, waiver or amendment that modifies, restructures, extends, amends or waives any term of the related mortgage loan documents (as evidenced by a signed writing) agreed to by the master servicer or the special servicer (other than all assumption fees, consent fees, assumption application fees, defeasance fees and similar fees).

With respect to each of the master servicer and the special servicer, the Excess Modification Fees collected and earned by such person from the related borrower (taken in the aggregate with any other Excess Modification Fees collected and earned by such person from the related borrower within the prior 18-months of the collection of the current Excess Modification Fees) will be subject to a cap of 1.0% of the outstanding principal balance of the related serviced mortgage loan or serviced whole loan, as applicable, on the closing date of the related modification, extension, waiver or amendment (after giving effect to such modification, extension, waiver or amendment) with respect to any serviced mortgage loan or serviced whole loan, as applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE OVERVIEW

Special Servicing Fee / Disclosure of Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property (subject to a minimum fee of $3,500 per month). The special servicer and its affiliates will be prohibited under the PSA from receiving or retaining any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees or rebates) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a serviced mortgage loan or serviced whole loan and any purchaser of any serviced mortgage loan, serviced whole loan or REO Property) in connection with the disposition, workout or foreclosure of any serviced mortgage loan or serviced whole loan, if applicable, the management or disposition of any REO Property, and the performance by the special servicer or any such affiliate of any other special servicing duties under the PSA, other than as expressly permitted in the PSA and other than commercially reasonable treasury management fees, banking fees, property condition report fees, customary title agent fees and insurance commissions or fees and appraisal fees received or retained by the special servicer or any of its affiliates in connection with any services performed by such party with respect to any serviced mortgage loan, serviced whole loan or REO Property.

Subject to certain limited exceptions, the special servicer will also be required to report any compensation or other remuneration the special servicer or its affiliates have received from any person in connection with the disposition, workout or foreclosure of any serviced mortgage loan or serviced whole loan, if applicable, the management or disposition of any REO Property, and the performance by the special servicer or any such affiliate of any other special servicing duties under the PSA, and such information will be disclosed in the certificateholders’ monthly distribution date statement.

Risk Retention Consultation Party:

A risk retention consultation party may be appointed by the Retaining Sponsor, who will have a continuing right to appoint, remove or replace the risk retention consultation party in its sole discretion. This right may be exercised at any time and from time to time.

Except with respect to an excluded risk retention consultation party loan as to such party, the risk retention consultation party will be entitled to consult with the special servicer, upon request of the risk retention consultation party, with respect to certain material servicing actions proposed by the special servicer with respect to specially serviced loans.

Operating Advisor:

With respect to the serviced mortgage loans or serviced whole loans and prior to the occurrence of an Operating Advisor Consultation Event, the operating advisor will have access to any final asset status report and all information available with respect to the transaction on the certificate administrator’s website, but will not have any approval or consultation rights.

After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will have consultation rights with respect to certain major decisions and asset status reports and will have certain review and reporting responsibilities with respect to the performance of the special servicer.

The operating advisor will also have the right to recommend the replacement of the special servicer (other than with respect to the non-serviced whole loans) as described above under the heading “Replacement of Special Servicer by Vote of Certificateholders”.

The operating advisor will be subject to termination and replacement if holders of at least 15% of the aggregate voting rights request a vote to terminate and replace the operating advisor and such vote is approved by holders of more than 50% of the voting rights of the certificates that exercise their right to vote, provided that holders of at least 50% of the voting rights of the certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with administering the vote.

The certificate administrator will be entitled to reimbursement from the requesting certificateholders for the reasonable expenses of posting such notices.

The operating advisor will not have consultation rights in respect of the non-serviced whole loans.

Asset Representations Reviewer:

The asset representations reviewer will be required to review certain delinquent mortgage loans after an Asset Review Trigger has occurred and the required percentage of holders of the certificates vote to direct a review of such delinquent mortgage loans. An “Asset Review Trigger” will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans as of the end of the applicable collection period or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding principal balance of such delinquent loans in

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

CF 2019-CF3 Mortgage Trust
STRUCTURE OVERVIEW

the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of certificateholders evidencing at least 75% of a Certificateholder Quorum (without regard to the application of any Appraisal Reduction Amounts), the trustee will terminate all of the rights and obligations of the asset representations reviewer under the PSA by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions:

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the PSA to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the initial requesting certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the initial requesting certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request but the initial requesting certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. The dispute resolution provisions described in the prior sentence only apply to Repurchase Requests related to mortgage loans and may only be exercised by certificateholders and certificate owners of certificates.

“Resolved” means, with respect to a Repurchase Request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the PSA. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall:	On liquidation of any mortgage loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I advances previously made was reduced as a result of Appraisal Reduction Amounts and Accrued AB Loan Interest. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I advances previously made was reduced as a result of Appraisal Reduction Amounts and any Accrued AB Loan Interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

WING C
WING A
WING B

PARKLAWN BUILDING

Floor			
18	United States General Services Administration 64,874 SF Exp. 7/2030		Vacant 23,249 SF
17	United States General Services Administration 62,694 SF Exp. 7/2030		Vacant 23,249 SF
16	United States General Services Administration 64,874 SF Exp. 7/2030		Vacant 23,249 SF
15	United States General Services Administration 62,694 SF Exp. 7/2030		Vacant 23,206 SF
14	United States General Services Administration 64,874 SF Exp. 7/2030		Vacant 23,206 SF
13	United States General Services Administration 62,694 SF Exp. 7/2030		Vacant 23,206 SF
12	United States General Services Administration 64,874 SF Exp. 7/2030		Vacant 23,206 SF
11	United States General Services Administration 62,694 SF Exp. 7/2030		Vacant 23,206 SF
10	United States General Services Administration 62,388 SF Exp. 7/2030		Vacant 23,206 SF
9	United States General Services Administration 62,694 SF Exp. 7/2030		Vacant 23,206 SF
8	United States General Services Administration 64,874 SF Exp. 7/2030		Vacant 23,206 SF
7	United States General Services Administration 62,388 SF Exp. 7/2030		Vacant 23,206 SF
6	United States General Services Administration 61,302 SF Exp. 7/2030		Vacant 23,206 SF
5/GROUND	United States General Services Administration 73,713 SF Exp. 7/2030		Vacant 23,249 SF
P1	United States General Services Administration 16,161 SF Exp. 7/2030	Parking	Vacant 23,204 SF
P2	United States General Services Administration 8,314 SF Exp. 7/2030	Parking	
P3	United States General Services Administration 8,394 SF Exp. 7/2030	Parking	
P4	United States General Services Administration 4,886 SF Exp. 7/2030	Parking	

Vacant | Building | 2030

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

Germantown
Gaithersburg
Montgomery Village
Quince Orchard
Redland
Olney
Rockville
North Potomac
Aspen Hill
Travilah
MONTGOMERY COUNTY
Wheaton-Glenmont
North Bethesda
Kensington
Potomac
Great Falls
Silver Spring
Bethesda
Chevy Chase
MARYLAND
VIRGINIA
FAIRFAX COUNTY
McLean
Brookmont
WASHINGTON D.C.
Parklawn Building
5600 Fishers Lane
Rockville, MD 20852
Seneca Creek State Park
Rock Creek Regional Park
Rock Creek Park
Agricultural History Farm Park
Green Farm Park
Cabin John Regional Park
Chesapeake & Ohio Canal Natl. Historic Park
Potomac River
Intercounty Connector
Capital Beltway
MARC TRAIN
RED LINE METRO
Shady Grove Adventist Hospital
The Universities at Shady Grove
Johns Hopkins University-Montgomery County
Montgomery College - Rockville Campus
Rockville Town Square Plaza
Congressional Plaza
Montrose Crossing
National Institutes of Health
National Naval Medical Center
Westfield Montgomery
Westfield Wheaton
Walter Reed Army Medical Center
Friendship Heights
Central Intelligence Agency
Washington Dulles Intl. Airport 14 miles
Columbia
Clarksburg
Damascus
Laurel
Wheaton
Ashburn
Sterling
Herndon
Reston
Centreville
Chantilly
Fairfax
Annandale
Springfield
Manassas
ARLINGTON
ALEXANDRIA
WASHINGTON D.C.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

Mortgage Loan Information
Loan Seller:	KeyBank
Loan Purpose:	Acquisition
Borrower Sponsor:	Boyd Watterson Asset Management
Borrower:	5600 Fishers Lane, LLC
Original Balance:	$60,800,000
Cut-off Date Balance:	$60,800,000
% by Initial UPB:	7.7%
Interest Rate:	3.3980%
Payment Date:	1st of each month
First Payment Date:	December 1, 2019
Maturity Date:	November 1, 2029
Amortization:	Interest Only
Additional Debt(1):	$200,800,000 Pari Passu Debt
Call Protection(2):	LO(25);DEF(89);O(6)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$372,746	$124,249
Insurance:	$19,441	$9,720
Immediate Repairs:	$111,869	NAP

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$204
Balloon Balance / Sq. Ft.:	$204
Cut-off Date LTV:	60.0%
Balloon LTV:	60.0%
Underwritten NOI DSCR:	2.73x
Underwritten NCF DSCR:	2.68x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	9.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Rockville, MD
Year Built / Renovated:	1970 / 2015
Total Sq. Ft.:	1,283,646
Property Management:	JBGS/TRS, L.L.C.
Underwritten NOI:	$24,626,402
Underwritten NCF:	$24,159,260
Appraised Value(5):	$436,000,000
Appraisal Date:	September 18, 2019

Historical NOI
Most Recent NOI:	$25,437,810 (T-12 August 31, 2019)
2018 NOI:	$23,893,473 (December 31, 2018)
2017 NOI:	$27,578,749 (December 31, 2017)
2016 NOI:	NAP

Historical Occupancy
Most Recent Occupancy:	72.9% (July 1, 2019)
2018 Occupancy:	72.9% (December 31, 2018)
2017 Occupancy:	72.9% (December 31, 2017)
2016 Occupancy:	72.9% (Decembe3r 31, 2016)
(1)	The Parklawn Building Loan (as defined below) consists of the non-controlling Notes A-2 and A-3 and is part of the Parklawn Building Whole Loan (as defined below), evidenced by five pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $261.6 million. For additional information, see “The Loan” below.

(2)	The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 1, 2019. Defeasance of the Parklawn Building Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) the payment date occurring on December 1, 2023. The assumed lockout period of 25 payment dates is based on the expected CF 2019-CF3 securitization closing date in December 2019. The actual lockout period may be longer.

(3)	See “Initial Reserves and Ongoing Reserves” below.

(4)	Financial information is based on the aggregate Parklawn Building Whole Loan.

(5)	The Appraised Value includes $16,235,773 attributed to the present value of an economic development grant and the remainder of a LEED tax credit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

The Loan. The Parklawn Building mortgage loan (the “Parklawn Building Loan”) is a fixed-rate loan with an original and Cut-off Date principal balance of $60.8 million secured by the Parklawn Building Borrower’s (as defined below) fee simple interest in a suburban office building totaling 1,283,646 sq. ft. of rentable space located at 5600 Fishers Lane in Rockville, Maryland (the “Parklawn Building Property”). The Parklawn Building Loan is part of a whole loan (the “Parklawn Building Whole Loan”) that was co-originated by KeyBank and Bank of America, National Association (“BANA”) with an original and Cut-off Date principal balance of $261.6 million, which is evidenced by five pari passu notes as follows: (i) the Parklawn Building Loan comprised of the non-controlling Notes A-2 and A-3 with an original and Cut-off Date principal balance of $60.8 million, which will be included in the CF 2019-CF3 securitization trust and (ii) the controlling Note A-1 and non-controlling Notes A-4 and A-5 with an aggregate original and Cut-off Date Balance of $200.8 million (the “Parklawn Building Companion Loans”), each as described in the table below. The controlling Note A-1 was contributed to the MSC 2019-L3 securitization transaction. The remaining Notes A-4 and A-5 are currently held by BANA and are expected to be contributed to one or more future securitization transactions.

The relationship between the holders of the Parklawn Building Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
Note A-1	$70,000,000	$70,000,000	MSC 2019-L3	Yes
Note A-2	50,000,000	50,000,000	CF 2019-CF3	No
Note A-3	10,800,000	10,800,000	CF 2019-CF3	No
Note A-4	65,400,000	65,400,000	BANA	No
Note A-5	65,400,000	65,400,000	BANA	No
Total	$261,600,000	$261,600,000

The Parklawn Building Loan has a 10-year, interest-only term and accrues interest at a fixed rate equal to 3.3980%. Loan proceeds along with approximately $183.6 million of borrower equity were used to acquire the Parklawn Building Property for $436.0 million, pay closing costs of approximately $8.7 million and fund reserves of approximately $0.5 million. Based on the “as is” appraised value of $436.0 million as of September 18, 2019, the Cut-off Date LTV for the Parklawn Building Whole Loan is 60.0%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount	$261,600,000	58.8%	Purchase Price	$436,000,000	97.9%
Borrower Equity	183,626,789	41.2	Closing Costs	8,722,733	2.0
			Reserves	504,056	0.1

Total Sources	$445,226,789	100.0%	Total Uses	$445,226,789	100.0%

The Borrower / Borrower Sponsor.  The borrower is 5600 Fishers Lane, LLC (the “Parklawn Building Borrower”), a single-purpose Delaware limited liability company, with two independent directors. The non-recourse carveout guarantor is BW Government Properties II, LLC, which is owned by Boyd Watterson Asset Management (0.5% equity interest; 100.0% voting interest) (“Boyd Watterson”) and Government Properties Investments II Limited, a fund managed by Union Bancaire Privée (99.5% equity interest; 0.0% voting interest). BW Government Properties II, LLC holds 100% of the ownership interests of the Parklawn Building Borrower which, at the time of the Parklawn Building Whole Loan closing, was the entity’s sole asset. The borrower sponsor is Boyd Watterson (the “Parklawn Building Borrower Sponsor”). Headquartered in Cleveland, Ohio and formed in 2009, Boyd Watterson is an independent investment advisor specializing in fixed income, real estate and equities. Boyd Watterson invests in commercial properties leased to local, state and federal government tenants and manages such assets in separate client accounts and private funds. As of September 30, 2019, Boyd Watterson manages over $4.2 billion in real estate assets. Union Bancaire Privée is a wealth management firm headquartered in Geneva, Switzerland, that focuses on private and institutional clients throughout the world.

The Property and Tenants. The Parklawn Building Property is a 14-story suburban office building totaling 1,283,646 sq. ft. across three wings originally constructed in 1970. Wings A and B contain an aggregate of 935,386 sq. ft. and wing C contains 348,260 sq. ft. The Parklawn Building Property was originally 100.0% leased to the United States General Services Administration (“GSA”) on behalf of the United States Department of Health & Human Services (“HHS”), with the Parklawn Building Property serving as the headquarters for HHS. In 2015, the GSA and the prior owner of the Parklawn Building Property collectively spent nearly $300 million to completely renovate wings A and B into Class A office space featuring a 14-story atrium with a glass ceiling and glass exterior. Following the renovation, the GSA consolidated operations of HHS into wings A and B, and as a result, wing C was left vacant and in its original condition. There are no immediate plans to renovate or lease the space. As of July 1, 2019, wings A and B are 100.0% occupied by the GSA, while the entire Parklawn Building Property, inclusive of wing C, is 72.9% occupied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

The Parklawn Building Property is LEED Platinum and Energy Star rated and features on-site amenities, which include a one-acre park with a fountain, an outdoor plaza, café tables and seating, an on-site bank, a convenience store, a fitness center, and a direct trail to the nearby 1,700-acre Rock Creek Park. As part of the 2015 renovation, HHS invested more than $165 million of the total $300 million on specific upgrades including the main HHS data center for all national operations, back-up generators, modular conference center, full service cafeteria, and employee retail amenities. The 14-story, main interior atrium serves as the focal point of the Parklawn Building Property and allows HHS to host national and international symposiums and major training events on-site. Approximately 2,147 parking spaces are available throughout the Parklawn Building Property, consisting of 909 surface parking spaces and 1,238 parking spaces in a four-level below-grade parking garage beneath wings A, B, and C.

The Parklawn Building Property is situated on a 12.03-acre site in the Twinbrook neighborhood of Rockville, Maryland, approximately one-half mile northeast of Rockville Pike (Route 355) and two miles east of Interstate 270 and Montrose Road interchange. The Twinbrook Metrorail station is located approximately one-half mile to the west, connecting the area to Bethesda and downtown Washington, D.C. The Parklawn Building Property is located in a government life sciences district that features the 550,000 sq. ft. national headquarters for the companion agency, the National Institute of Allergy and Infectious Diseases, and two laboratory buildings leased to the National Institute of Health, directly across the street.

The Parklawn Building Borrower is a party to that certain Economic Development Fund Agreement (the “Grant”) with Montgomery County, Maryland (the “County”). Pursuant to the Grant, the Parklawn Building Borrower is entitled to 15 annual disbursements of $1,300,000 from 2017 through and including 2031. The County is only obligated to make disbursements once it has verified that the Parklawn Building Borrower has paid real property taxes in full for the corresponding tax year. The Parklawn Building Borrower was assigned the Grant at closing, but any further assignment of the Grant requires the assignee to demonstrate to the County that it is financially capable of fulfilling the Parklawn Building Borrower’s obligations and execute an assignment in form and substance reasonably satisfactory to the County. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Office Properties” in the Preliminary Prospectus.

United States General Services Administration (935,386 sq. ft., 72.9% of NRA, 100.0% of U/W Base Rent). The GSA (rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P) utilizes the Parklawn Building Property for HHS which occupies the space via a lease that expires in July 2030. The lease contains one ten-year renewal option with a notice period of at least 36 months. The lease does not provide any termination or contraction options.

HHS is a department of the United States government with the stated objective of improving the health, safety and well-being of America. HHS originally took occupancy of the Parklawn Building Property after it was constructed approximately 50 years ago. As part of the most recent renovation and lease renewal, HHS aggregated the Agency for Healthcare Research and Quality, the Indian Health Service and the Substance Abuse and Mental Health Services Administration into the Parklawn Building Property. In total, 4,500 government healthcare employees are housed at the Parklawn Building Property.

Tenant Summary(1)
	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Tenant
United States General Services Administration	AAA/Aaa/AA+	935,386	72.9%	$31.75	100.0%	7/31/2030
Total Major Tenants		935,386	72.9%	$31.75	100.0%
Remaining Tenants		0	0.0	0.00	0.0
Total Occupied Tenants		935,386	72.9%	$31.75	100.0%
Vacant Office		348,260	27.1
Total		1,283,646	100.0%

(1)	Based on the underwritten rent roll dated July 1, 2019.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2020	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2021	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2022	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2023	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2024	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2025	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2026	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2027	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2028	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2029	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
Thereafter	1	935,386	72.9	935,386	72.9%	$31.75	100.0	100.0%
Vacant	NAP	348,260	27.1	1,283,646	100.0%	NAP	NAP
Total / Wtd. Avg.	1	1,283,646	100.0%			$31.75	100.0%

(1)	Based on the underwritten rent roll dated July 1, 2019.

Environmental Matters. The Phase I environmental report for the Parklawn Building Property’s wings A and B, dated August 21, 2019, recommended no further action besides the continued implementation of an existing asbestos operations and maintenance plan. The Phase I environmental report for the Parklawn Building Property’s wing C, dated August 21, 2019, recommended no further action besides the maintenance and operation of an existing underground diesel fuel storage tank within regulatory requirements, continued implementation of an existing underground storage tank operations and maintenance plan, and continued implementation of an existing asbestos operations and maintenance plan.

The Market. The Parklawn Building Property is located in Rockville, Montgomery County, Maryland, within the Washington-Arlington-Alexandria, DC-VA-MD-WV metropolitan statistical area and approximately 13 miles northwest of the Washington D.C. central business district. Historically, Rockville’s main office demand driver has been government and quasi-government tenants, accounting for nearly 40% of occupied office space; however, the biotechnology industry has increased its presence. The I-270 Technology Corridor, which serves as a local demand generator for the Rockville market area, is a life science corridor that is home to numerous biotechnology companies and federal government institutions. Health institutions located in the area include Johns Hopkins Montgomery County campus and University of Maryland Institute for Bioscience and Biotechnology Research, as well as large pharmaceutical companies including GlaxoSmithKline, Sanofi, and MedImmune.

According to the appraisal, the estimated 2019 populations within a one-, three- and five-mile radii of the Parklawn Building Property were 27,386, 160,957 and 357,052, respectively. The 2019 average household incomes within the same radii were $96,465, $117,574 and $130,980, respectively.

According to a third party research report, the Parklawn Building Property is part of the Washington office market and the Rockville office submarket. As of the third quarter of 2019, the Washington office market had a total office inventory of approximately 501.4 million sq. ft. with a vacancy rate of 12.9% and an average asking rent of $37.96 PSF. The Rockville office submarket had a total office inventory of approximately 10.8 million sq. ft. with a vacancy rate of 10.8% and an average asking rent of $30.18 PSF. The submarket had no additional inventory delivered in the third quarter of 2019, which had positive net absorption of 14,921 sq. ft. No office buildings are currently under construction in the submarket. The appraiser analyzed 12 comparable government office leases with lease terms ranging from approximately 2 to 15 years and asking rents ranging from $23.36 PSF to $45.00 PSF. The appraiser concluded to a market rent of $35.00 PSF for the office space at wings A and B of the Parklawn Building Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

Comparable Lease Summary(1)
Property	Year Built/ Renovated(2)	Distance from Subject	Property Size (SF) (2)	Tenant	Lease Area (SF)	Lease Date	Initial Rent PSF	Lease Term (Yrs.)	Lease Type
Parklawn Building(3) Rockville, MD	1970 / 2015	N/A	1,283,646	United States General Services Administration	935,386	Aug-15	$31.75	15.0	Modified Gross
Centerstone at Tysons McLean, VA	N/A	14.5 miles	N/A	Freddie Mac	151,949	May-19	$27.50	10.2	NNN
West Gude Office Park Rockville, MD	N/A	4.9 miles	N/A	FBI (renewal)	10,646	Jan-19	$23.36	10.0	Full Service
Reston Sunrise Reston, VA	N/A	21.9 miles	N/A	GSA	43,346	Dec-18	$35.00	15.0	Full Service
Centerpark I Calverton, MD	N/A	15.0 miles	N/A	FDA	78,918	Nov-18	$24.51	10.0	Full Service
American Square at Quantum Park Ashburn, VA	N/A	31.9 miles	N/A	GSA – CBP	444,595	May-18	$38.25	15.0	Full Service
American Center West Tysons, VA	N/A	15.9 miles	N/A	GSA (renewal)	21,214	Apr-18	$33.00	5.3	Full Service
The Cinema Building Hyattsville, MD	N/A	15.6 miles	N/A	FEMA (renewal)	54,000	Nov-17	$30.30	4.0	Full Service
2115 East Jefferson Rockville, MD	N/A	2.0 miles	N/A	NIH (extension)	89,708	Nov-17	$29.00	2.1	None
Campus at Sunrise Reston, VA	N/A	21.5 miles	N/A	CIA (renewal)	31,230	Oct-17	$33.50	5.0	Plus Electric
Freedom Forum Arlington, VA	N/A	17.1 miles	N/A	Trade and Development Agency	36,346	Jun-17	$45.00	10.75	Full Service
1701 Fort Myer Arlington, VA	N/A	17.3 miles	N/A	Department of State	342,967	Jun-17	$39.00	15.0	Full Service
Woodmont Place Rockville, MD	N/A	1.2 miles	N/A	FDA	44,761	Mar-16	$27.00	5.0	Full Service
(1)	Based on the appraisal, unless otherwise indicated.

(2)	Year Built/Renovated and Property Size (SF) for the comparable leases were not provided in the appraisal.

(3)	Based on the underwritten rent roll dated July 1, 2019 with the exception of Year Built/Renovated.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

Cash Flow Analysis.

Cash Flow Analysis
	2017	2018	T-12 8/31/2019	U/W	U/W PSF
Base Rent	$29,333,705	$29,307,147	$29,307,147	$29,695,152	$23.13
Value of Vacant Space	0	0	0	10,447,800	8.14
Gross Potential Rent	$29,333,705	$29,307,147	$29,307,147	$40,142,952	$31.27
Total Recoveries(1)	1,075,796	(71,488)	(779,982)	276,172	0.22
Parking Income	3,474,485	3,547,672	3,631,939	4,011,560	3.13
Other Income(2)	(798)	0	57,118	1,300,000	1.01
Less: Vacancy	0	0	0	(10,447,800)	(8.14)
Effective Gross Income	$33,883,188	$32,783,331	$32,216,222	$35,282,884	$27.49
Total Operating Expenses	6,304,439	8,889,858	6,778,412	10,656,482	8.30
Net Operating Income	$27,578,749	$23,893,473	$25,437,810	$24,626,402	$19.18
Capital Expenditures	0	0	0	319,897	0.25
TI/LC(3)	0	0	0	147,245	0.11
Net Cash Flow	$27,578,749	$23,893,473	$25,437,810	$24,159,260	$18.82
(1)	Negative amounts for the 2018 and T-12 8/31/2019 Total Recoveries reflect CPI and tax reconciliations as a result of estimated payments made during the respective year exceeding actual amounts due at the end of the respective year.

(2)	U/W Other Income represents the Montgomery County grant, which includes 15 annual payments of $1.3 million to be paid out from 2017 through 2031. The Parklawn Building Borrower was assigned the grant at closing, but any further assignment of the grant requires the assignee to demonstrate to the County that it is financially capable of fulfilling the Parklawn Building Borrower’s obligations and execute an assignment in form and substance reasonably satisfactory to the County.

(3)	U/W TI/LC includes a credit associated with the springing major tenant cash flow sweep set to occur 29 months prior to lease expiration and estimated to collect $1,901,631.

Property Management.    The Parklawn Building Property manager and leasing agent is JBGS/TRS, L.L.C. The Parklawn Building Borrower Sponsor is the asset manager.

Lockbox / Cash Management.    The Parklawn Building Whole Loan is structured with a hard lockbox and in place cash management. The Parklawn Building Borrower is required to direct each tenant of the Parklawn Building Property to deposit funds directly into the clearing account controlled by the lender. Notwithstanding the foregoing, the Parklawn Building Borrower and property manager are required to deposit all revenues otherwise received into the clearing account within one business day of receipt. All funds in the clearing account will be transferred into the cash management account daily and are required to be applied and disbursed in accordance with the Parklawn Building Whole Loan documents in the following order: (i) to required deposits into the tax and insurance reserve, (ii) to fees of the cash management bank, (iii) to scheduled monthly debt service, (iv) to interest at the default rate, late charges and other amounts due under the Parklawn Building Whole Loan documents, (v) during a Cash Sweep Period (as defined below), other than due to an event of default, to budgeted operating expenses, (vi) during a Cash Sweep Period (A) other than due to an event of default, all remaining funds after any applicable payments have been made according to the aforementioned clauses (i) – (v), to be held by the lender as additional collateral for the Parklawn Building Whole Loan and (B) due to event of default, all remaining funds after any applicable payments have been made according to the aforementioned clauses (i) – (v), to be applied in the lender’s sole discretion and (vii) so long as no Cash Sweep Period exists, to the Parklawn Building Borrower.

A “Cash Sweep Period” will commence upon:

(a)	the occurrence of an event of default under the Parklawn Building Whole Loan documents and will continue until such event of default is cured;

(b)	the occurrence of any bankruptcy action of the Parklawn Building Borrower (in no event will a Cash Sweep Period due to a bankruptcy action of the Parklawn Building Borrower be cured);

(c)	the date on which the amortizing debt service coverage ratio as calculated in the Parklawn Building Whole Loan documents based on the trailing three-month period is less than 1.55x and will continue until the amortizing debt service coverage ratio based on the trailing three-month period is at least 1.60x for two consecutive calendar quarters;

(d)	the occurrence of any bankruptcy action of the property manager and will continue until the Parklawn Building Borrower replaces the manager with a qualified manager under a replacement management agreement within 60 days of such bankruptcy action;

(e)	the date on which (i) a Sweep Tenant (as defined below) fails to exercise a renewal option under its lease on or prior to the date by which notice of such renewal option is required or (ii) a Sweep Tenant terminates or cancels its lease and will continue until a Sweep Tenant Re-Leasing Event (as defined below) occurs;

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

5600 Fishers Lane Rockville, MD 20852	Collateral Asset Summary – Loan No.1 Parklawn Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,800,000 60.0% 2.68x 9.4%

(f)	the date on which a Sweep Tenant ceases to operate in 50% or more of the premises demised under the Sweep Tenant lease unless the balance of the space has been subleased to a subtenant, which has and maintains a credit rating of at least BBB- by S&P and Baa3 by Moody’s, and will continue until (A) such Sweep Tenant has resumed operations in more than 50% of the premises or (B) a Sweep Tenant Re-Leasing Event has occurred;

(g)	the occurrence of a default beyond applicable notice and cure periods on the part of a Sweep Tenant under its lease and will continue until the date on which the Parklawn Building Borrower has accepted a cure of the default in a manner acceptable to the lender;

(h)	the occurrence of the bankruptcy or insolvency of a Sweep Tenant and/or the parent of a Sweep Tenant and will continue until the insolvency proceedings have terminated and the Sweep Tenant’s lease has been affirmed, assumed, or assigned in a manner satisfactory to the lender;

(i)	the credit rating of a Sweep Tenant (and/or the parent of a Sweep Tenant) falling below BBB- by S&P or Baa3 by Moody’s and will continue until (A) the credit rating of the Sweep Tenant has been restored to at least BBB- by S&P and Baa3 by Moody’s or (B) a Sweep Tenant Re-Leasing Event has occurred.

A “Sweep Tenant” means each of (i) the United States of America, acting by and through the designated representative of the General Services Administration and/or (ii) any replacement tenant for the foregoing which covers 75% or more of the net rentable square footage of the premises demised under the Sweep Tenant lease as of loan closing.

A “Sweep Tenant Re-Leasing Event” means the Parklawn Building Borrower enters into a new lease(s) acceptable to the lender for the entire premises pursuant to the applicable Sweep Tenant’s lease with such tenant(s) having and maintaining a credit rating of at least BBB- by S&P and Baa3 by Moody’s, provided that (A) such replacement lease(s) are in full force and effect, (B) all tenant improvements, leasing commissions, and other landlord obligations with respect to such lease(s) have been paid and/or performed in full, (C) the tenant under such replacement lease(s) has commenced payment of full, unabated rent thereunder and (D) the lender receives an estoppel certifying the forgoing matters.

Initial Reserves and Ongoing Reserves.

Tax Reserve. At loan origination, the Parklawn Building Borrower deposited $372,746 into a real estate tax reserve. The Parklawn Building Borrower is required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual real estate taxes, which currently equates to $124,249.

Insurance Reserve. At loan origination, the Parklawn Building Borrower deposited $19,441 into an insurance reserve. The Parklawn Building Borrower is required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual insurance premiums, which currently equates to $9,720.

Immediate Repairs Reserve. At loan origination, the Parklawn Building Borrower deposited $111,869 into an immediate repairs reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

Partial Release. Any time after the Permitted Defeasance Date (as defined below), the Parklawn Building Borrower may establish a condominium regime acceptable to the lender for the Parklawn Building Property in order to release a portion of the collateral comprised of the above-grade portion of wing C (the “Release Unit”), provided that, among other things, (i) no Cash Sweep Period is continuing, (ii) the Parklawn Building Borrower establishes a condominium in accordance with the requirements of the Parklawn Building Whole Loan documents, (iii) the Parklawn Building Borrower defeases a portion of the Parklawn Building Whole Loan in an amount equal to (1) $2,400,000, if released to an unaffiliated third-party or (2) in connection with a transfer to any affiliate of the Parklawn Building Borrower, the greater of (A) $2,400,000, or (B) 100% of the net sales proceeds, (iv) following the release of the Release Unit and partial defeasance of the Parklawn Building Whole Loan, the debt yield (calculated with a vacancy adjustment equal to the greater of actual vacancy or 3%) is equal to or greater than the greater of (x) the debt yield immediately preceding such release and (y) 9.24%, (v) the debt service coverage ratio (calculated with a vacancy adjustment equal to the greater of actual vacancy or 3% and assuming a 30-year amortization period) is equal to or greater than the greater of (x) the debt service coverage ratio immediately preceding such release and (y) 1.74x and (vi) the loan to value ratio is equal to or less than the lesser of (x) the loan to value ratio immediately preceding such partial release and (y) 60.0%; provided that if the tests in clauses (iv), (v), and (vi) above are not satisfied, the Parklawn Building Borrower may deposit cash with the lender in the amount that if applied to the reduction of the outstanding principal balance of the Parklawn Building Whole Loan, would result in the satisfaction of such tests, which cash will be held as additional collateral for the Parklawn Building Whole Loan.

“Permitted Defeasance Date” means the date that is the earlier to occur of (i) two years from the closing date of the securitization trust which holds the last portion of the Parklawn Building Whole Loan to be securitized and (ii) the payment date occurring on December 1, 2023.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

Century Plaza Towers
2029 & 2049 Century Park East
Los Angeles, CA 90067
SANTA MONICA MTS.
Franklin Canyon Park
Coldwater Canyon Dr
Greystone Mansion
The Roxy Theatre
Whisky A Go Go
Benedict Canyon
Sunset Blvd
West Hollywood
The Beverly Hills Hotel
The Flats
Troubadour
Rodeo Dr
Beverly Dr
Santa Monica Blvd
Beverly Blvd
Google Beverly Hills
Doheny Dr
Beverly Hills City Hall
Burton Way
Los Angeles Country Club
Holmby Park
Beverly Hills
Rodeo Drive
DOWNTOWN BEVERLY HILLS
Downtown Los Angeles 9 miles
WILSHIRE/RODEO
Wilshire Blvd
METRO PURPLE LINE (Under Construction)
The Beverly Hilton
The Peninsula Beverly Hills
LOS ANGELES COUNTY
UCLA Anderson School of Management
University of California - Los Angeles
Fowler Museum at UCLA
Schoenberg Hall
Pauley Pavilion
UCLA Planetarium
Warner Ave
Ronald Reagan UCLA Med. Plaza
David Geffen School of Medicine at UCLA
Mildred E. Mathias Botanical Garden
Sterling International Towers
Le Conte Ave
W Los Angeles-Beverly Hills
Geffen Playhouse Theater
WESTWOOD VILLAGE
Century Park East
Olympic Blvd
Olympic Square
Hammer Museum
Kimpton Hotel Palomar LA-Beverly Hills
METRO (Under Construction)
BBC Studios Productions
Westfield Century City
Roxbury Park
Beverly Palm Plaza
WESTWOOD/UCLA
CENTURY CITY/CONSTELLATION
Consulate General of the Czech Republic
Westwood
Consulate General of France
Century City
Century Park West
Fox Plaza
Pico Blvd
Westwood Blvd
InterContinental LA-Century City
Westwood Park
Santa Monica Blvd
Museum of Tolerance
LA Temple-The Church of Jesus Christ of Latter-Day Saints
20th Century Fox Studios
Beverlywood
Beverly Glen Blvd
Hillcrest Country Club
405
Overland Ave
Olympic Blvd
LOS ANGELES
Cheviot Hills Sports Center
Motor Ave
San Diego Fwy
Sepulveda Blvd
Rancho Park GC
Beverwil Dr
Robertson Blvd
SAWTELLE JAPANTOWN
Westside Pavilion
Sawtelle
Pico Blvd
Castle Heights
WESTWOOD
West L.A.
Manning Ave
Cattaraugus Ave
Castle Heights Ave
METRO EXPO LINE
Santa Monica Fwy
10
National Blvd
Helms Bakery District
PALMS
Culver City
LA Intl. Airport 7 miles
Burbank
Glendale
Pasadena
Arcadia
Alhambra
El Monte
LOS ANGELES
Santa Monica
E. Los Angeles
Montebello
Florence
South Gate
Whittier
Inglewood
Downey
Norwalk
Compton
Bellflower
Lakewood
Cerritos
Pacific Ocean
Redondo Beach
Torrance
Carson
LONG BEACH
Garden Grove
Huntington Beach

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

Mortgage Loan Information
Loan Seller(1):	CCRE
Loan Purpose:	Refinance
Credit Assessment Fitch/KBRA/S&P(2):	BBB-/A+/N/A
Borrower Sponsor(3):	SPF JVP LLC; Luminance Acquisition Venture LLC
Borrower:	One Hundred Towers L.L.C.
Original Balance(4):	$50,000,000
Cut-off Date Balance(4):	$50,000,000
% by Initial UPB:	6.3%
Interest Rate:	3.0045%
Payment Date:	9th of each month
First Payment Date:	December 9, 2019
Maturity Date:	November 9, 2029
Amortization:	Interest Only
Additional Debt(4):	$850,000,000 Pari Passu Debt; $300,000,000 Subordinate Debt
Call Protection(5):	YM1(25);DorYM1(90);O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(6)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	$0
Outstanding TI/LC:	$71,223,945	$0
Free Rent:	$29,545,735	$0

Financial Information(4)
	Senior Notes	Whole Loan
Cut-off Date Balance / Sq. Ft.:	$375	$500
Balloon Balance / Sq. Ft.:	$375	$500
Cut-off Date LTV:	39.1%	52.1%
Balloon LTV:	39.1%	52.1%
Underwritten NOI DSCR:	4.42x	3.31x
Underwritten NCF DSCR:	4.09x	3.07x
Underwritten NOI Debt Yield:	13.5%	10.1%
Underwritten NCF Debt Yield:	12.5%	9.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Los Angeles, CA
Year Built / Renovated:	1975 / 2015
Total Sq. Ft.:	2,401,641
Property Management:	CBRE, Inc.
Underwritten NOI(7):	$121,145,756
Underwritten NCF:	$112,250,366
Appraised Value:	$2,302,000,000
Appraisal Date:	September 24, 2019

Historical NOI
Most Recent NOI(7):	$83,342,918 (T-12 September 30, 2019)
2018 NOI(8):	$89,024,555 (December 31, 2018)
2017 NOI(8):	$83,200,132 (December 31, 2017)
2016 NOI:	$80,783,345 (December 31, 2016)

Historical Occupancy
Most Recent Occupancy:	92.9% (October 1, 2019)
2018 Occupancy:	83.5% (December 31, 2018)
2017 Occupancy:	84.6% (December 31, 2017)
2016 Occupancy:	87.0% (December 31, 2016)
(1)	The Century Plaza Towers Whole Loan (as defined below) was originated by Deutsche Bank AG, New York Branch (“DBNY”), Wells Fargo Bank, National Association and Morgan Stanley Bank, NA. Notes A-1-C6 and A-1-C7 will be acquired by CCRE from an affiliate of DBNY on or before the closing date of the securitization.
(2)	Fitch and KBRA provided the listed assessments for the Century Plaza Towers Whole Loan in the context of its inclusion in the mortgage pool. S&P did not provide a credit assessment but confirmed that the Century Plaza Towers Whole Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.
(3)	The borrower sponsor is a joint venture between the two listed entities. There is no non-recourse carveout guarantor or separate environmental indemnitor with respect to the Century Plaza Towers Whole Loan. See “The Borrower / Borrower Sponsor” herein.
(4)	The Century Plaza Towers Loan (as defined below) consists of the non-controlling Notes A-1-C6 and A-1-C7 and is part of the Century Plaza Towers Whole Loan, which is evidenced by 29 senior pari passu notes and three subordinate notes, with an aggregate outstanding principal balance as of the Cut-off Date of $1.2 billion. For additional information, see “The Loan” herein.
(5)	The lockout period, with respect to a defeasance of the Century Plaza Towers Whole Loan, will be at least 25 payment dates beginning with and including the first payment date of December 9, 2019. Defeasance of the full $1.2 billion Century Plaza Towers Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) October 21, 2022. The assumed lockout period of 25 payment dates is based on the expected CF 2019-CF3 securitization closing date in December 2019. The actual lockout period may be longer. Prepayment in whole, but not in part, of the Century Plaza Towers Whole Loan is permitted at any time prior to July 9, 2029 with the payment of a yield maintenance fee.
(6)	See “Initial Reserves and Ongoing Reserves” herein.
(7)	The increase in Underwritten NOI from Most Recent NOI is primarily attributed to (i) $2,354,778 in straight line rent taken through the earlier of the loan term or the lease term for fourteen tenants, (ii) $3,269,254 of rent steps taken through October 2020 and (iii) new leasing that has been executed since September 2019, accounting for 20.6% of NRA and 24.6% of U/W Base Rent.
(8)	The increase in 2018 NOI from 2017 NOI is primarily attributed to $2.3 million in fees associated with City National Bank’s and Tang Media’s terminations. See “Cash Flow Analysis” herein.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

The Loan. The Century Plaza Towers mortgage loan (the “Century Plaza Towers Loan”) is part of a whole loan (the “Century Plaza Towers Whole Loan”) consisting of 29 senior pari passu notes with an outstanding aggregate principal balance as of the Cut-off Date of $900.0 million (collectively the “Century Plaza Towers Senior Notes”) and three subordinate notes with an aggregate outstanding principal balance as of the Cut-off Date of $300.0 million (the “Century Plaza Towers Subordinate Notes”). The Century Plaza Towers Whole Loan is secured by the Century Plaza Towers Borrower’s (as defined below) fee simple interest in a 2,401,641 square foot, Class A office complex consisting of two buildings located in Los Angeles, California (the “Century Plaza Towers Property”). The Century Plaza Towers Loan, which is evidenced by the non-controlling Notes A-1-C6 and A-1-C7, has an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $50.0 million.

The relationship between the holders of the Century Plaza Towers Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Century Plaza Towers Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-C6, A-1-C7	$50,000,000	$50,000,000	CF 2019-CF3	No
A-1-C4, A-1-C5	75,000,000	75,000,000	COMM 2019-GC44(1)	No
A-1-S1, A-1-S2, A-1-S3, A-2-S1, A-2-S2, A-2-S3, A-2-C1, A-2-C3, A-2-C4, A-3-S1, A-3- S2, A-3-S3, A-3-C1, A-3-C3	525,000,000	525,000,000	CPTS 2019-CPT	No(2)
A-1-C1, A-1-C2	62,500,000	62,500,000	DBRI	No
A-1-C3, A-1-C8	62,500,000	62,500,000	JPMDB 2019-COR6(1)	No
A-2-C2, A-2-C5, A-2-C6, A-2-C7	62,500,000	62,500,000	MSBNA	No
A-3-C2, A-3-C4,A-3-C5	62,500,000	62,500,000	WFBNA	No
Senior Notes	$900,000,000	$900,000,000
B-1, B-2, B-3	300,000,000	300,000,000	CPTS 2019-CPT	Yes(2)
Whole Loan Total	$1,200,000,000	$1,200,000,000
(1)	The COMM 2019-GC44 and JPMDB 2019-COR6 securitization transactions are not yet closed and are expected to close prior to the closing of the CF 2019-CF3 securitization.

(2)	The initial controlling note is Note B-1, so long as no control appraisal period with respect to the Century Plaza Towers Whole Loan is continuing. Otherwise, the controlling note will be Note A-1-S1. See “Description of the Mortgage Pool—The Whole Loans—The Century Plaza Towers Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

The Century Plaza Towers Whole Loan has a 10-year interest-only term and accrues interest at a rate of 3.0045% per annum. The Century Plaza Towers Whole Loan was primarily used to repay the existing loan, fund upfront reserves, pay closing costs and return approximately $272.9 million to the Century Plaza Towers Borrower Sponsor (as defined below). Based on the “as is” appraised value of $2.302 billion as of September 24, 2019 and the Cut-off Date Balance of the Century Plaza Towers Senior Notes, the Cut-off Date LTV is 39.1%. The Century Plaza Towers Whole Loan refinanced a loan, part of which was most recently securitized in the MSC 2014-CPT transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount	$1,200,000,000	100.0%	Loan Payoff	$823,449,563	68.6%
			Upfront Reserves	100,769,680	8.4
			Closing Costs	2,834,724	0.2
			Return of Equity	272,946,032	22.7
Total Sources	$1,200,000,000	100.0%	Total Uses	$1,200,000,000	100.0%

The Borrower / Borrower Sponsor. The borrower is One Hundred Towers L.L.C. (the “Century Plaza Towers Borrower”), a Delaware limited liability company structured to be a bankruptcy-remote entity with two independent directors in its organizational structure. The borrower sponsor is a joint venture between (i) SPF JVP LLC (the Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A.) (“SPF”)and (ii) Luminance Acquisition Venture LLC (a joint venture between an institutional account managed by Hines and Hines Investment Management Holdings Limited Partnership (“Hines JV” and, together with SPF, the “Century Plaza Towers Borrower Sponsor”). There is no non-recourse carveout guarantor or separate environmental indemnitor with respect to the Century Plaza Towers Whole Loan. Hines JV is a privately owned global real estate investment, development and management firm, founded in 1957, with a presence in 219 cities in 23 countries and assets under management for which Hines provides both fiduciary investment management services and third party property-level services.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

The Property

Tenant Summary(1)
Top Ten Tenants	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Bank of America(3)	A+ / A2 / A-	149,508	6.2%	$56.98	6.5%	Various(4)
Manatt Phelps(5)	NR / NR / NR	116,366	4.8	$62.26	5.5	4/30/2035
JP Morgan(6)	AA- / A2 / A-	97,726	4.1	$57.00	4.2	8/31/2021
Kirkland & Ellis(7)	NR / NR / NR	85,664	3.6	$68.79	4.5	12/31/2034
Greenberg Glusker(8)	NR / NR / NR	83,199	3.5	$66.00	4.2	2/28/2035
Venable LLP	NR / NR / NR	81,817	3.4	$57.70	3.6	12/31/2025
Westfield(9)	NR / NR / A	81,124	3.4	$52.30	3.2	4/30/2028
Seyfarth Shaw	NR / NR / NR	80,160	3.3	$78.51	4.8	8/31/2021
Proskauer Rose(10)	NR / NR / NR	70,195	2.9	$57.26	3.1	10/31/2030
Mitchell Silberberg Knupp(11)	NR / NR / NR	69,396	2.9	$56.40	3.0	6/30/2034
Total / Wtd. Avg. Major Tenants		915,155	38.1%	$61.09	42.6%
Remaining Tenants		1,315,465	54.8	$57.21	57.4
Total / Wtd. Avg. Occupied Collateral		2,230,620	92.9%	$58.80	100.0%
Vacant		171,021	7.1
Total		2,401,641	100.0%
(1)	Based on the underwritten rent roll dated October 1, 2019.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

(3)	The Net Rentable Area (Sq. Ft.) of Bank of America includes 124,723 sq. ft. occupied by Bank of America on floors 1 through 14 and 24,785 sq. ft. occupied by Merrill Lynch on floors 25 through 33. In addition, the Net Rentable Area (Sq. Ft.) for Bank of America includes 26,664 sq. ft., for which Bank of America is expected to begin paying rent and take occupancy in January 2020.

(4)	Bank of America has various lease expiration dates: (i) 106,890 sq. ft. with a lease expiration date of September 30, 2029, (ii) 17,833 sq. ft. with a lease expiration date of September 30, 2024, and (iii) 24,785 sq. ft. related to the Merrill Lynch space, with a lease expiration date of June 30, 2022. Bank of America has the right to terminate its lease as of September 30, 2026 upon written notice prior to September 30, 2025 and a termination fee of $1,908,666.

(5)	Manatt Phelps is expected to begin paying rent and take occupancy in stages starting in March 2020, with full occupancy of the space expected by May 2020. Manatt Phelps has the right to terminate its lease on the 4th floor on the last day of the 5th year or 10th year of its lease term.

(6)	JP Morgan is an affiliate of the Century Plaza Towers Borrower Sponsor.

(7)	Kirkland & Ellis is expected to begin paying rent and take occupancy in January 2020. Kirkland & Ellis, has a one-time right to terminate its lease as of January 1, 2032 upon written notice on or before January 1, 2031 and payment of a termination fee.

(8)	Greenberg Glusker has a one-time right to terminate its lease as of March 1, 2032 upon written notice on or before March 1, 2031 and payment of a termination fee.

(9)	Westfield has a one-time right to terminate its lease on April 30, 2025, with fifteen (15) months’ prior notice and payment of a termination fee of approximately $3.5 million.

(10)	Proskauer Rose has a one-time right to terminate its lease on October 31, 2025, upon written notice on or before October 31, 2024 and payment of a termination fee.

(11)	Mitchell Silberberg Knupp has a one-time right to terminate its lease on June 30, 2029, upon written notice on or before June 30, 2028 and payment of a termination fee.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	2	1,405	0.1	1,405	0.1%	$32.49	0.0	0.0%
2020	26	96,896	4.0	98,301	4.1%	$50.13	3.7	3.7%
2021	30	276,557	11.5	374,858	15.6%	$63.47	13.4	17.1%
2022	15	122,719	5.1	497,577	20.7%	$58.72	5.5	22.6%
2023	14	89,979	3.7	587,556	24.5%	$56.38	3.9	26.5%
2024	18	224,254	9.3	811,810	33.8%	$60.00	10.3	36.7%
2025	19	258,081	10.7	1,069,891	44.5%	$57.45	11.3	48.0%
2026	5	76,664	3.2	1,146,555	47.7%	$59.56	3.5	51.5%
2027	5	79,651	3.3	1,226,206	51.1%	$58.43	3.5	55.1%
2028	4	98,484	4.1	1,324,690	55.2%	$53.30	4.0	59.1%
2029	18	257,405	10.7	1,582,095	65.9%	$56.29	11.0	70.1%
Thereafter(3)	31	648,525	27.0	2,230,620	92.9%	$60.44	29.9	100.0%
Vacant	NAP	171,021	7.1	2,401,641	100.0%	NAP	NAP
Total / Wtd. Avg.	187	2,401,641	100.0%			$58.80	100.0%
(1)	Based on the underwritten rent roll dated October 1, 2019.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in this Lease Rollover Schedule.

(3)	Thereafter is inclusive of amenity space.

The Century Plaza Towers Property consists of two Class A, 44-story office towers and contains 2,401,641 sq. ft. of office space and a lower level retail concourse. In addition, the Century Plaza Towers Property has an underground garage containing a total of 6,566 parking spaces (of which 5,910 spaces are part of the collateral for the Century Plaza Towers Whole Loan). The Century Plaza Towers Property was originally developed in 1975 by Aluminum Company of America and William Zeckendorf, and was designed by Minoru Yamasaki.

The Century Plaza Towers Property includes 26,000 sq. ft. of column-free flexible floor plates. The Century Plaza Towers Property underwent an $80.0 million renovation in 2008 and has had approximately $48.0 million of capital expenditures invested since 2014, including a multi-year program currently underway to fully renovate all restrooms, multi-tenant corridors, and elevator lobbies; nearly $28.0 million has been invested since 2015. Together with the non-collateral property located at 2000 Avenue of the Stars (which is owned by the Century Plaza Towers Borrower Sponsor) (the “2000 Avenue of the Stars Parcel”), the Century Plaza Towers Property is part of Century Park, a 13.9-acre campus that includes a four-acre central park, restaurants, cafes, and other retail amenity space.

As of October 1, 2019, the Century Plaza Towers Property was 92.9% leased to 122 tenants operating in a variety of industries including financial services, insurance, legal, technology and real estate. The Century Plaza Towers Property tenants have a weighted average remaining lease term of approximately 7.6 years.

Major Tenants.

Bank of America (149,508 sq. ft.; 6.2% of NRA; 6.5% of U/W Base Rent) The largest tenant, Bank of America is an investment and retail banking institution and financial services company based in Charlotte, North Carolina. It is the second largest banking institution in the United States by total assets. The institution’s corporate and investment banking division operates under the name Bank of America Merrill Lynch. Bank of America occupies four suites in the South Tower on the 1st, 2nd, 11th and 12th floors totaling 98,059 sq. ft. Bank of America has signed a lease for an additional 26,664 sq. ft. on the 13th floor of the South Tower and is expected to begin paying rent and take occupancy in January 2020. Merrill Lynch occupies one suite in the North Tower totaling 24,785 sq. ft. Bank of America pays approximately $54 to $61 of gross rent PSF across the North and South Towers and has been a tenant at the Century Plaza Towers Property since 1994. With respect to the additional space in the South Tower, we cannot assure you that Bank of America will begin paying rent or take occupancy as expected or at all. Bank of America has the right to terminate its lease on September 30, 2026 upon written notice prior to September 30, 2025 and payment of a termination fee.

Manatt Phelps (116,366 sq. ft.; 4.8% of NRA; 5.5% of U/W Base Rent) Manatt Phelps is a Los Angeles-based law firm that has practices focused on banking, entertainment, media, technology, retail and consumer products, real estate and energy. Founded in 1965, Manatt Phelps employs over 450 attorneys across Los Angeles, New York, Palo Alto, San Francisco, Orange County, Chicago, Washington, D.C. and Boston. Manatt Phelps has signed a lease for five suites in the South Tower on the 4th, 14th, 15th, 16th and 17th floors totaling 116,366 sq. ft. and is expected to begin paying rent and take occupancy in stages starting in March 2020, with full occupancy of the space expected by May 2020. Manatt Phelps’s contractual rent under its lease is approximately $62 gross rent PSF. We cannot assure you that Manatt Phelps will begin paying rent or take occupancy as expected or at all.

JP Morgan (97,726 sq. ft.; 4.1% of NRA; 4.2% of U/W Base Rent) JP Morgan (NYSE: JPM) is a commercial, investment and retail banking institution founded by JP Morgan in 1871. Headquartered in New York City, JP Morgan is the largest bank in the United States. JP Morgan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

is affiliated with the Century Plaza Towers Borrower. JP Morgan occupies four suites in the North Tower on the 37th, 38th, 39th and 41st floors totaling 97,726 sq. ft. and pays $57 gross rent PSF. JP Morgan has been at the Century Plaza Towers Property since 2011.

Environmental Matters. The Phase I environmental report dated October 15, 2019 recommended no further action at the Century Plaza Towers Property.

The Market. The Century Plaza Towers Property is located in the Century City submarket of West Los Angeles, California. Situated between Beverly Hills to the east, Westwood, Brentwood, and Santa Monica to the west, and the residential neighborhoods of Bel Air, Holmby Hills, and Hollywood Hills to the north, Century City is located near the Westside’s amenities and housing communities. The Century Plaza Towers Property has access to the Santa Monica (I-10) and San Diego (I-405) Freeways and several additional major east-west thoroughfares, including Santa Monica Boulevard and Olympic Boulevard.

Prior to the economic downturn in 2007-2008, vacancy rates in the Century City submarket declined to single digits and reached an historical low direct vacancy rate of 7.1% in 2006. As the economic downturn affected the area, the vacancy rate increased to 14.4% in 2010. As of year-end 2017, direct vacancy in the Century City submarket declined to 8.2%, representing a 3.6% decrease since 2015. As of the second quarter in 2019, the direct vacancy rate was 6.1%, 80 basis points lower than year-end 2018 (6.9%).

The appraisal identified seven directly competitive office sales comparables in the Los Angeles market. Comparable buildings were built between 1925 and 2017 and range in size from 201,922 sq. ft. to 1,006,645 sq. ft. The weighted average occupancy of the sales comparables was 82.8% and the weighted average sales price PSF was approximately $830.23. Through the first half of 2019, asking rates increased slightly by 1.1% to $52.72 PSF.

Cash Flow Analysis.

Cash Flow Analysis
	2016	2017	2018	T-12 9/30/2019	U/W	U/W PSF
Base Rent(1)	$93,728,374	$96,736,098	$101,042,428	$97,138,295	$131,169,730	$54.62
Vacant Income	0	0	0	0	14,339,776	5.97
Gross Potential Rent	$93,728,374	$96,736,098	$101,042,428	$97,138,295	$145,509,506	$60.59
Total Reimbursements	2,366,196	3,084,229	4,320,460	4,341,561	3,618,229	1.51
Parking Income	15,328,900	14,885,609	14,507,607	14,942,509	14,942,509	6.22
Termination Fees(2)	73,059	100,000	2,379,522	1,206,827	0	0.00
Other Income	2,443,068	2,573,150	3,067,428	3,261,468	3,261,468	1.36
Less: Vacancy	0	0	0	0	(8,715,744)	(3.63)
Effective Gross Income	$113,939,597	$117,379,087	$125,317,446	$120,890,660	$158,615,968	$66.04
Total Fixed Expenses	10,597,318	10,746,959	10,885,265	10,991,770	10,951,732	4.56
Total Operating Expenses	22,558,934	23,431,996	25,407,626	26,555,972	26,518,479	11.04
Net Operating Income(3)(4)	$80,783,345	$83,200,132	$89,024,555	$83,342,918	$121,145,756	$50.44
TI/LC	0	0	0	0	8,415,062	3.50
Capital Expenditures	0	0	0	0	480,328	0.20
Net Cash Flow	$80,783,345	$83,200,132	$89,024,555	$83,342,918	$112,250,366	$46.74
(1)	U/W Base Rent is based on the underwritten rent roll dated October 1, 2019, inclusive of rent steps through October 2020.

(2)	2018 Termination Fees are associated with the City National Bank and Tang Media. 2019 Termination Fees are due to Tribune Entertainment and BUSA.

(3)	The increase in 2018 Net Operating Income from 2017 Net Operating Income is primarily attributable to $2.3 million in fees associated with City National Bank’s and Tang Media’s terminations.

(4)	The increase in U/W Net Operating Income from T-12 9/30/2019 Net Operating Income is primarily attributable to (i) $2,354,778 in straight line rent taken through the earlier of the loan term or the lease term for 13 tenants, (ii) $3,269,254 of rent steps taken through October 2020 and (iii) new leasing that has been executed since September 2019, accounting for 20.6% of NRA and 24.6% of U/W Base Rent. We cannot assure you that these tenants will begin paying rent or take occupancy as expected or at all.

Property Management. The Century Plaza Towers Property is managed by CBRE, Inc.

Lockbox / Cash Management. The Century Plaza Towers Whole Loan is structured with a hard lockbox and springing cash management during a Trigger Period (as defined below). At loan origination, a clearing account controlled by the lender (the “Clearing Account”) was established by the Century Plaza Towers Borrower, into which all rents, revenues and receipts from the Century Plaza Towers Property are required to be deposited directly by the tenants (with respect to rents). If no Trigger Period exists, the funds in the Clearing Account will be swept on each business day into the Century Plaza Towers Borrower’s operating account, and if a Trigger Period exists, such funds will be swept on each business day into a cash management account controlled by the lender (the “CMA”) at a financial institution selected by the lender.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

During a Trigger Period, all amounts on deposit in the CMA will be applied to the payment of all monthly amounts due under the Century Plaza Towers Whole Loan documents (including, without limitation, monthly deposits for reserves for taxes and insurance (unless an acceptable blanket policy is in place with regards to insurance), debt service and all other required reserves) and all property costs and expenses set forth in the lender-approved budget. Any funds remaining thereafter will be transferred to a cash collateral account, as additional collateral for the Century Plaza Towers Whole Loan. Under certain circumstances and for limited purposes described in the Century Plaza Towers Whole Loan documents, the Century Plaza Towers Borrower may request disbursements of such excess cash flow.

A “Trigger Period” means any period when there exists (i) an uncured event of default under the Century Plaza Towers Whole Loan documents or under a permitted mezzanine loan (as described below) or (ii) a Low Debt Yield Trigger (as defined below).

A “Low Debt Yield Trigger” will occur if the aggregate debt yield on the Century Plaza Towers Whole Loan and any mezzanine loan (if applicable) is less than 5.0% at the end of two consecutive calendar quarters. A Low Debt Yield Trigger will cease to exist if such combined debt yield exceeds 5.0% at the end of any two consecutive calendar quarters. The debt yield may be tested by the lender quarterly.

Initial Reserves and Ongoing Reserves.

Tax Reserve. During a Trigger Period, the Century Plaza Towers Borrower is required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual real estate taxes.

Insurance Reserve. During a Trigger Period, the Century Plaza Towers Borrower is required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual insurance premiums, provided, that so long as insurance is maintained by the Century Plaza Towers Borrower under one or more blanket policies approved by the lender, the Century Plaza Towers Borrower is not required to make ongoing monthly insurance reserve deposits applicable to such blanket policy.

Outstanding TI/LC Reserve. At loan origination, the Century Plaza Towers Borrower deposited approximately $71,223,945 into a TI/LC reserve for approved leasing expenses.

Free Rent Reserve. At loan origination, the Century Plaza Towers Borrower deposited approximately $29,545,735 into a free rent reserve for any outstanding free rent, abated rent and bridge rent.

Current Mezzanine or Subordinate Indebtedness. The Century Plaza Towers Subordinate Notes have an aggregate outstanding principal balance as of the Cut-off Date of $300.0 million and accrue interest at a fixed rate of 3.0045% per annum. Each of the Century Plaza Towers Subordinate Notes has a 120-month term and is interest-only for the full term. For additional information, see “Description of the Mortgage Pool—The Whole Loans—The Century Plaza Towers Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted. The Century Plaza Towers Whole Loan documents permit the owners of the Century Plaza Towers Borrower to have a one-time right to incur a mezzanine loan, provided, among other conditions: (i) the aggregate loan-to-value ratio of the Century Plaza Towers Whole Loan and the mezzanine loan is equal to or less than 52.1% (or if a partial prepayment of the Century Plaza Towers Whole Loan has occurred in connection with a conversion (as described below), 51.1%), (ii) the aggregate debt service coverage ratio of the Century Plaza Towers Whole Loan and the mezzanine loan is equal to or greater than 3.12x (or if a partial prepayment of the Century Plaza Towers Whole Loan has occurred in connection with a conversion, 3.18x), (iii) the aggregate debt yield of the Century Plaza Towers Whole Loan and the mezzanine loan is equal to or greater than 9.50% (or if a partial prepayment of the Century Plaza Towers Whole Loan has occurred in connection with a conversion, 9.70%), (iv) the mezzanine loan is coterminous with the Century Plaza Towers Whole Loan and (v) the mezzanine borrower enters into a customary intercreditor agreement acceptable to the lender and each rating agency.

Transfer of Development Credits. The Century Plaza Towers Whole Loan documents provide that, if no event of default is continuing, the Century Plaza Towers Borrower has the right to convert the windowless top two floors (43rd and 44th floors) of each of the two towers comprising the Century Plaza Towers Property into non-occupiable space and to transfer the development credits associated with such space to an affiliate of the Century Plaza Towers Borrower in connection with the anticipated construction of an additional building at the non-collateral 2000 Avenue of the Stars Parcel or to a third party in connection with a sale of the 2000 Avenue of the Stars Parcel (the “Century Plaza Towers Conversion and Transfer”), provided among other things, (A) the Century Plaza Towers Conversion and Transfer is not reasonably expected to have a material adverse effect on the Century Plaza Towers Property and is on terms and conditions that are commercially reasonable and at arm’s length; (B) the Century Plaza Towers Borrower either (1) prepays the Century Plaza Towers Whole Loan in the amount of $30,000,000, together with, if prior to the open prepayment date, a prepayment premium (the “Prepayment Premium”) equal to the greater of 1.00% of, or the yield maintenance premium on, the amount prepaid (such prepayment and Prepayment Premium, together, the “Conversion Prepayment Amount”) or (2) if the transfer of the development rights is to an affiliate of the Century Plaza Towers Borrower, the Century Plaza Towers Borrower deposits with the lender cash or a letter of credit as collateral for the Century Plaza Towers Whole Loan in the amount of (i) $30,000,000 plus (ii) 105% of the Prepayment Premium that would be due if the prepayment was made as of such date; and (C) the Century Plaza Towers Conversion and Transfer complies with any REMIC requirements. If the Century Plaza Towers Borrower transfers the development rights to an affiliate and deposits cash or a letter of credit as collateral for the Century Plaza Towers Whole Loan, the development rights may be returned to the Century Plaza

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2029 & 2049 Century Park East Los Angeles, CA 90067	Collateral Asset Summary – Loan No. 2 Century Plaza Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 39.1% 4.09x 13.5%

Towers Borrower along with the delivery of a clean date down endorsement to the lender, in which case the lender is required to return the cash or letter of credit (as applicable) to the Century Plaza Towers Borrower. If the Century Plaza Towers Borrower’s affiliate is granted a permit to begin work on the proposed project at the 2000 Avenue of the Stars Parcel, or if such permit is not granted within five (5) years after the transfer of the development credits and the development credits have not been transferred back to the Century Plaza Towers Borrower as described above, then the Century Plaza Towers Borrower is required to promptly prepay the outstanding principal balance of the Century Plaza Towers Whole Loan (together with, if applicable, a prepayment premium) in an amount equal to the Conversion Prepayment Amount (with any cash deposit applied to such prepayment, provided that the Century Plaza Towers Borrower must promptly pay the lender any difference between such cash deposit and the Conversion Prepayment Amount).

Partial Release. None, except as described above with respect to the transfer of development credits in connection with the conversion space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

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407 Valley Avenue Northeast Puyallup, WA 98372	Collateral Asset Summary – Loan No. 3 Meridian Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,975,000 46.8% 3.14x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

407 Valley Avenue Northeast Puyallup, WA 98372	Collateral Asset Summary – Loan No. 3 Meridian Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,975,000 46.8% 3.14x 10.3%

Meridian Pointe Apartments
407 Valley Avenue Northeast
Puyallup, WA 98372
Commencement Bay
Federal Way
Sea-Tac Intl. Airport 16 miles
Twin Lakes Village
Northshore Pkwy. NE
North Shore GC
KING COUNTY
Lakeland South
Auburn
Algona
Pacific
PORT OF TACOMA
Stadium Bowl
DOWNTOWN TACOMA
Greater Tacoma Convention Center
Tacoma Dome
Eastside
TACOMA
PUYALLUP INDIAN RESERVATION
Puyallup River
SOUNDER COMMUTER RAIL
Edgewood
PIERCE COUNTY
Surprise Lake Square
Sumner Meadows Golf Links
Lake Tapps
Cabela's Distribution Center
McLane Distribution Center
REI Distribution Center
Sumner
South End
Tacoma Vista Shopping Ctr.
Waller
Orangegate Park
Swan Creek Park
Pioneer Park Pavilion
Washington State Fair
MultiCare Good Samaritan Hospital
Clark's Creek Park
Alderton
Summit
Midland
Puyallup
South Hill Mall
Pierce College Puyallup
Meridian Place Shopping Center
Meridian Town Ctr.
McMillin
South Hill
Sunrise Village
High Cedars GC
Pierce County Airport
Pioneer Village
Orting
Lipoma Firs GC
VANCOUVER
CANADA
U.S.
Vancouver Island
Victoria
Bellingham
WASHINGTON
Arlington
Marysville
Everett
Redmond
SEATTLE
Bremerton
Bellevue
Auburn
TACOMA
Puyallup
Olympia
Wenatchee
Ellensburg
Aberdeen
Pacific Ocean
Centralia
Yakima
Astoria
Longview
OREGON

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

407 Valley Avenue Northeast Puyallup, WA 98372	Collateral Asset Summary – Loan No. 3 Meridian Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,975,000 46.8% 3.14x 10.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor(1):	Farrell Property Investments, LLC
Borrower:	Meridian Pointe Apartments LLC
Original Balance:	$49,975,000
Cut-off Date Balance:	$49,975,000
% by Initial UPB:	6.3%
Interest Rate:	3.1600%
Payment Date:	1st of each month
First Payment Date:	December 1, 2019
Maturity Date:	November 1, 2029
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	LO(25);DEF(91);O(4)
Lockbox / Cash Management:	NAP / NAP

Reserves(2)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing

Financial Information
Cut-off Date Balance / Unit:	$106,330
Balloon Balance / Unit:	$106,330
Cut-off Date LTV:	46.8%
Balloon LTV:	46.8%
Underwritten NOI DSCR:	3.23x
Underwritten NCF DSCR:	3.14x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	10.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Multifamily – Garden
Collateral:	Fee Simple
Location:	Puyallup, WA
Year Built / Renovated(3):	1990 / 2006-2008
Total Units:	470
Property Management:	Indigo Real Estate Services, Inc.
Underwritten NOI:	$5,168,563
Underwritten NCF:	$5,026,153
Appraised Value:	$106,780,000
Appraisal Date:	October 9, 2019

Historical NOI(4)
Most Recent NOI:	$5,366,061 (T-12 September 30, 2019)
2018 NOI:	$5,184,168 (December 31, 2018)
2017 NOI :	$4,809,857 (December 31, 2017)
2016 NOI:	$4,354,464 (December 31, 2016)

Historical Occupancy
Most Recent Occupancy:	97.7% (October 2, 2019 )
2018 Occupancy:	96.6% (December 31, 2018)
2017 Occupancy:	97.4% (December 31, 2017)
2016 Occupancy:	97.8% (December 31, 2016)

(1)	The Meridian Pointe Apartments Borrower Sponsor (as defined below) is not the non-recourse carveout guarantor for the Meridian Pointe Apartments Loan (as defined below).

(2)	See “Initial Reserves and Ongoing Reserves” below.

(3)	The Meridian Pointe Apartments Borrower Sponsor built the Meridian Pointe Apartments Property (as defined below) in 1990 and renovated the Meridian Pointe Apartments Property from 2006 to 2008 for approximately $7.6 million ($16,170 per unit).

(4)	The increase in NOI from 2016 to Most Recent NOI is primarily due to new leases being executed at market rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

407 Valley Avenue Northeast Puyallup, WA 98372	Collateral Asset Summary – Loan No. 3 Meridian Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,975,000 46.8% 3.14x 10.3%

The Loan. The Meridian Pointe Apartments mortgage loan (the “Meridian Pointe Apartments Loan”) is a $49.975 million fixed rate loan that is evidenced by a single promissory note and secured by a first priority mortgage encumbering a 470-unit multifamily building located in Puyallup, Washington (the “Meridian Pointe Apartments Property”). The Meridian Pointe Apartments Loan is structured with an interest only, 10-year term and accrues interest at a fixed rate equal to 3.1600% per annum. The Meridian Pointe Apartments Loan proceeds were used to repay existing debt of approximately $30.2 million, pay closing costs of approximately $0.4 million, and return approximately $19.4 million of equity to the Meridian Pointe Apartments Borrower (as defined below). Based on the “as is” appraised value of $106,780,000 as of October 9, 2019, the Cut-off Date LTV for the Meridian Pointe Apartments Loan is 46.8%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Proceeds	$49,975,000	100.0%	Existing Debt	$30,206,052	60.4%
			Return of Equity(1)	19,404,068	38.8
			Closing Costs	364,880	0.7
Total Sources	$49,975,000	100.0%	Total Uses	$49,975,000	100.0%
(1)	The Meridian Pointe Apartments Borrower Sponsor indicated it intends to use approximately $15 million (approximately $32,000 per unit) of the cash-out proceeds for renovations at the Meridian Pointe Apartments Property. See “The Property” below.

The Borrower / Borrower Sponsor. The borrower, Meridian Pointe Apartments LLC (the “Meridian Pointe Apartments Borrower”), is a single-purpose Washington limited liability company structured to be bankruptcy remote with one independent director in its organizational structure. The Meridian Pointe Apartments Property is owned in fee simple by the Meridian Pointe Apartments Borrower.

The borrower sponsor is Farrell Property Investments, LLC (the “Meridian Pointe Apartments Borrower Sponsor”), a Washington limited liability company. The Meridian Pointe Apartments Borrower Sponsor is a family owned real estate development company located in Burien, Washington with over 30 years’ experience developing and investing in real estate projects across the Pacific Northwest. The Meridian Pointe Apartments Borrower Sponsor is majority owned by the Meridian Pointe Apartments Guarantor (as defined below). John W. McKenna Jr., one of the co-trustees of the Meridian Pointe Apartments Guarantor and a beneficiary of the Meridian Pointe Apartments Guarantor, is a principal of Redpoint Development, a local real estate development company that has rehabilitated nearly 1,400 units at five separate multifamily communities and constructed six multifamily properties representing nearly 700 units.

The non-recourse carveout guarantors are Dale L. Fiorillo and John W. McKenna Jr. as co-trustees of three separate family trusts, identified as the John V. Farrell and LeeAnn Farrell Irrevocable Trust, dated as of September 4, 1996 (Trust 1), the John V. Farrell and LeeAnn Farrell Irrevocable Trust #2, dated as of December 1, 2002 (Trust 2) and LeeAnn Farrell Irrevocable Trust #3, dated as of December 11, 2002 (Trust 3), on a joint and several basis (collectively, the “Meridian Pointe Apartments Guarantor”). In addition to the non-recourse carveout guaranty, the Meridian Pointe Apartments Guarantor provided a completion guaranty with respect to any planned renovations at the Meridian Pointe Apartments Property that are commenced. See “The Property” below.

The Property. The Meridian Pointe Apartments Property consists of 470 units in a 25-building residential apartment complex located on a 23.4-acre site in Puyallup, Washington. The Meridian Pointe Apartments Property was built in 1990 and underwent an approximately $7.6 million ($16,170 per unit) renovation from 2006 to 2008, which included a new security gate, carpeting, cabinets, appliances, plumbing and fixtures, a new roof and exterior and interior painting. Amenities at the Meridian Pointe Apartments Property include two swimming pools (one indoor, one outdoor), a spa, a theater room with stadium seating, business center, a playground, a basketball court, a clubhouse and sauna.

Additionally, the Meridian Pointe Apartments Borrower Sponsor has informed the lender that it is planning an approximately $15 million ($32,000 per unit) renovation that is expected to begin in the summer of 2020. The renovation is expected to include interior renovations upon lease expiration, new roofs, new exterior windows, and replacement of siding throughout the Meridian Pointe Apartments Property. The renovation is not required under the Meridian Pointe Apartments Loan documents and the Meridian Pointe Apartments Borrower did not escrow any funds with the lender in connection with this renovation; however, the Meridian Pointe Apartments Guarantor provided a completion guaranty with respect to any portion of the renovation that is commenced.

The Meridian Pointe Apartments Property includes a 126-space parking garage, 988 open parking spaces, and 138 covered parking spaces totaling 1,252 parking spaces (2.7 parking spaces per unit).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

407 Valley Avenue Northeast Puyallup, WA 98372	Collateral Asset Summary – Loan No. 3 Meridian Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,975,000 46.8% 3.14x 10.3%

The table below shows the apartment unit mix at the Meridian Pointe Apartments Property:

Meridian Pointe Apartments Property Unit Mix(1)(2)
Unit Type	Units	% of Total Units	Actual Rent per Unit	Concluded Rent per Unit(3)	% Below Concluded Rent	Average SF per Unit
1 BD / 1 BA	160	34.0%	$1,186	$1,270	6.6%	700
2 BD / 1 BA	98	20.9	$1,387	$1,450	4.4%	891
2 BD / 2 BA	128	27.2	$1,403	$1,470	4.6%	921
3 BD / 2 BA	84	17.9	$1,568	$1,650	5.0%	1,146
Total/WTD. Avg.	470	100.0%	$1,355	$1,430	5.3%	880
(1)	Based on the underwritten rent roll dated October 2, 2019, unless otherwise indicated.

(2)	As of the October 2, 2019 rent roll, eight (8) units (1.7% of units) have section 8 vouchers.

(3)	Based on the appraisal.

The table below shows historical occupancy of the Meridian Pointe Apartments Property:

Meridian Pointe Apartments Property Historical Occupancy
2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019(1)	Historical Avg.
96.0%	97.3%	96.0%	95.4%	95.1%	95.0%	96.6%	97.8%	97.4%	96.6%	97.7%	96.4%
(1)	Based on the underwritten rent roll dated October 2, 2019.

Environmental Matters. The Phase I environmental report dated October 15, 2019 did not identify any recognized environmental conditions and recommended no further action at the Meridian Pointe Apartments Property.

The Market. The Meridian Pointe Apartments Property is located in Puyallup, Washington, which is a suburban community in the Seattle-Tacoma metropolitan statistical area (“MSA”). The Seattle-Tacoma MSA had a 2018 population of over 3.9 million people and is a major hub for military agencies and technology companies, with the top five largest employers in the area being Boeing, Joint Base Lewis McChord, Amazon.com, Microsoft and Nave Region NW. The Meridian Pointe Apartments Property is approximately 10 miles southeast of Tacoma and 30 miles south of Seattle and is situated less than 1.5 miles north from both State Routes 167 and 512, which are main corridors in the area.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the Meridian Pointe Apartments Property are 7,036, 58,590, and 158,459, respectively, with respective growth estimates over the 2018 - 2023 period of 2.9%, 5.9% and 6.6%. The average household incomes within the same radii are $74,334, $86,452 and $90,047, respectively, with respective growth estimates over the 2018 - 2023 period of 14.3%, 18.7% and 19.4%. Additionally, from 2010 to 2018, the estimated populations within a one, three, and five-mile radii of the Meridian Pointe Apartments Property grew by 7.4%, 11.8%, and 12.1%, respectively.

According to the appraisal, the Meridian Pointe Apartments Property is located in the East Pierce County submarket, which reported a 3.4% vacancy rate as of October 2019. The appraiser concluded that the market vacancy rate for the Meridian Pointe Apartments Property is 4.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

407 Valley Avenue Northeast Puyallup, WA 98372	Collateral Asset Summary – Loan No. 3 Meridian Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,975,000 46.8% 3.14x 10.3%

Comparable properties to the Meridian Pointe Apartments Property are shown in the table below:

Comparable Rental Properties(1)
	Meridian Pointe Apartments (Subject)	Bella Sonoma	River Trail	Canyon Park	Cambridge Apartments	The Heights	Chestnut Hills
City, State	Puyallup, WA	Fife, WA	Puyallup, WA	Puyallup, WA	Puyallup, WA	Puyallup, WA	Puyallup, WA
Distance from Subject	NAP	3.4 miles	1.2 miles	4.7 miles	1.4 miles	2.5 miles	2.3 miles
Year Built	1990	2007	2006	1995	1970	2002	1991
# of Units	470(2)	172	225	300	96	106	157
Occupancy	97.7%(2)	92.0%	94.0%	95.0%	95.8%	98.0%	94.0%
Avg. SF Per Unit	880(2)	1,086	989	958	874	952	877
Average Rent Per Unit	$1,355(2)	$1,715	$1,480	$1,529	$1,498	$1,605	$1,529

1-Bedroom Units	$1,186(2)	$1,314	$1,435	$1,323	$1,395	$1,345	$1,297
2-Bedroom Units	$1,387(2)	$1,652	$1,498	$1,513	$1,563	$1,738	$1,549
3-Bedroom Units	$1,568(2)	$2,045	N/A	$1,823	N/A	$2,150	$1,990
(1)	Based on the appraisal, unless otherwise indicated.

(2)	Based on the underwritten rent roll dated October 2, 2019.

Cash Flow Analysis.

Cash Flow Analysis
	2016	2017	2018	T-12 9/30/2019	U/W	U/W Per Unit
Gross Potential Rent	$6,241,754	$6,775,236	$7,285,119	$7,586,321	$7,737,816	$16,463.44
Other Income(1)	341,960	373,180	460,887	402,898	402,898	857.23
Parking Income	166,381	169,123	172,091	174,075	174,075	370.37
Laundry/Vending Income	361,671	394,271	422,441	430,458	430,458	915.87
Concessions	(18)	0	0	0	0	0.00
Less Vacancy & Credit Loss(2)	(176,023)	(216,124)	(280,258)	(272,589)	(386,891)	(823.17)
Effective Gross Income	$6,935,724	$7,495,685	$8,060,281	$8,321,163	$8,358,356	$17,783.74

Real Estate Taxes(3)	$669,362	$682,670	$748,407	$697,451	$848,394	$1,805.09
Insurance	156,370	164,481	176,620	189,061	250,850	533.72
Other Expenses	1,755,529	1,838,676	1,951,085	2,068,590	2,090,550	4,447.98
Total Operating Expenses	$2,581,261	$2,685,827	$2,876,113	$2,955,102	$3,189,794	$6,786.80

Net Operating Income(4)	$4,354,464	$4,809,857	$5,184,168	$5,366,061	$5,168,563	$10,996.94
Capital Expenditures	0	0	0	0	142,410	303.00
Net Cash Flow	$4,354,464	$4,809,857	$5,184,168	$5,366,061	$5,026,153	$10,693.94
(1)	Other income consists of gym membership fees, late charges, pet fees, application fees and miscellaneous fees.

(2)	Underwritten vacancy & credit loss represents an economic vacancy of 5.0%. In-place physical vacancy is currently 2.3% as of the underwritten rent roll dated October 2, 2019.

(3)	The reduction in Real Estate Taxes from 2018 to T-12 9/30/2019 is due to a reduction in the Pierce County tax rate for the 2019 taxable year. The increase in U/W Real Estate Taxes from T-12 9/30/2019 is due to an increase in the 2020 assessment for the Meridian Pointe Apartments Property.

(4)	The increase in NOI from 2016 to T-12 9/30/2019 is primarily due to new leases being executed at market rents.

Property Management. The Meridian Pointe Apartments Property is managed by Indigo Real Estate Services, Inc. (“Indigo”). Indigo was founded in 1996 and provides a full-service property management platform for multi-family and mixed-use properties throughout the Seattle area. Since its founding, Indigo has grown to manage over 70 properties making up more than 7,200 units, with 18 projects in the development phase. Indigo has managed the Meridian Pointe Apartments Property for approximately 20 years.

Lockbox / Cash Management. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

407 Valley Avenue Northeast Puyallup, WA 98372	Collateral Asset Summary – Loan No. 3 Meridian Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,975,000 46.8% 3.14x 10.3%

Initial Reserves and Ongoing Reserves.

Tax Reserve. The Meridian Pointe Apartments Borrower is required to make monthly deposits into a lender controlled real estate tax reserve account in an amount equal to one-twelfth (1/12) of annual real estate taxes, provided that this requirement is waived at any time there is no event of default continuing and all required tax payments have been paid in full on or prior to the due date.

Insurance Reserve. The Meridian Pointe Apartments Borrower is required to make monthly deposits into a lender controlled insurance reserve account in an amount equal to one-twelfth (1/12) of annual insurance premiums, provided that this requirement is waived at any time there is no event of default continuing and all required insurance policies are paid in full on or prior to the renewal date.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

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2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

ATLANTA
Downtown
Cascade Heights
State Capitol
Spelman Coll.
Morehouse Coll.
The Mall West End
West End
Hank Aaron Wall
Georgia State Stadium
Zoo Atlanta
Southside Medical Ctr.
South Atlanta
Boulevard SE
Benjamin E. Mays Dr
Avon Ave SW
MARTA
Oakland City
Atlanta Metropolitan State College
Cellaris Amphitheatre at Lakewood
Lakewood-Ft. McPherson
Jonesboro Rd
Lakewood
Browns Mill Golf Course
Cleveland Ave SW
Cascade Rd
Cascade Crossing
Trammell Crow Park
New Hope Rd
Kimberly Rd
Fairburn Rd
The Perimeter
Cascade Springs Nature Preserve
Alfred Tup Holmes Golf Course
Campbellton Rd
Headland Dr
Greenbriar Crossing
Greenbriar Mall
Sprout's Distribution Center
Sylvan Rd
Butner Rd
FULTON COUNTY
Hogan Rd
East Point
DOWNTOWN EAST POINT
East Point
Dogwood Dr
Tom Lowe Shooting Grounds
Camp Creek Pkwy
Piedmont Driving Club Golf Course
Camp Creek Marketplace
Washington Rd
Hapeville
Atlanta Southside Sports Complex
College Park Municipal Golf Course
Porsche Cars North America
Porsche Experience Center ATL
Lakeside Country Club
College Park
GA Intl. Convention Center
Hartsfield-Jackson Atlanta Intl. Airport
Airport
Crown Rd
The Perimeter
Old Fairburn Rd.
Welcome All Rd
Will Lee Rd
Kellogg
Ryder
GE Energy Parts
Staffmark
South Fulton Pkwy
Manheim Atlanta
Roosevelt Hwy
Stonewall Tell Rd
Atlanta State Farmers Market
Forest Park
CLAYTON COUNTY
Old National Discount Mall
AVR Renaissance Atlanta Airport Gateway
2081 Convention Center Concourse
Atlanta, GA 30337
Feldwood Rd
Hopper Shopping Center
Flat Shoals Rd
Fayetteville Rd
Old National Hwy
Union City
Atlanta Metro Studios
Shannon Square
Shannon Crossing
Jonesboro Rd
SOUTHPARK INDUSTRIAL PARK
Fairburn
Spence Rd
Forrest Ave
FAYETTE COUNTY

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Allan V. Rose
Borrower Guarantor(1):	College Park Gateway Hotel Three, LLC
Original Balance:	$48,000,000
Cut-off Date Balance:	$48,000,000
% by Initial UPB:	6.1%
Interest Rate:	3.6500%
Payment Date:	1st of each month
First Payment Date:	January 1, 2020
Maturity Date:	December 1, 2029
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	LO(24);DEF(92);O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
FF&E:	$0	Springing
PDDO Agreement:	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$235,294
Balloon Balance / Room:	$235,294
Cut-off Date LTV:	60.0%
Balloon LTV:	60.0%
Underwritten NOI DSCR:	3.29x
Underwritten NCF DSCR:	2.88x
Underwritten NOI Debt Yield:	12.2%
Underwritten NCF Debt Yield:	10.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral(1):	Fee Simple
Location:	Atlanta, GA
Year Built / Renovated:	2017 / NAP
Total Rooms:	204
Property Management:	Renaissance Hotel Management Company, LLC
Underwritten NOI:	$5,851,103
Underwritten NCF:	$5,123,569
Appraised Value:	$80,000,000
Appraisal Date:	September 1, 2019

Historical NOI
Most Recent NOI:	$6,073,168 (T-12 August 31, 2019)
2018 NOI:	$5,846,298 (December 31, 2018)
2017 NOI(3):	NAP
2016 NOI(3):	NAP

Historical Occupancy
Most Recent Occupancy:	87.9% (August 31, 2019)
2018 Occupancy:	87.0% (December 31, 2018)
2017 Occupancy(3):	NAP
2016 Occupancy(3):	NAP

(1)	The AVR Renaissance Gateway Borrower Guarantor (as defined below) has the sole and exclusive right to operate the AVR Renaissance Gateway Property (as defined below) pursuant to a 50-year occupancy agreement with the College Park Business and Industrial Development Authority (“BIDA”). The borrower is BIDA, the owner of the fee simple interest in the AVR Renaissance Gateway Property. See “The Borrower / Borrower Sponsor” and “The Parcel Design, Development and Occupancy Agreement” below.

(2)	See “Initial Reserves and Ongoing Reserves” below.

(3)	The AVR Renaissance Gateway Property began operations in May 2017. As such, Historical NOI and Historical Occupancy for 2017 and 2016 are not available for the AVR Renaissance Gateway Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

The Loan. The AVR Renaissance Atlanta Airport Gateway mortgage loan (the “AVR Renaissance Gateway Loan”) is a fixed rate loan secured by the AVR Renaissance Gateway Borrower’s (as defined below) fee simple interest in a 204-room full service hotel located in Atlanta, Georgia (the “AVR Renaissance Gateway Property”) with an original and Cut-off Date principal balance of $48.0 million. The AVR Renaissance Gateway Loan is structured with an interest only, 10-year term and accrues interest at a fixed rate equal to 3.6500%.

Loan proceeds were used to refinance existing debt of approximately $42.8 million, pay closing costs and return equity to the AVR Renaissance Gateway Borrower Sponsor. Based on the “as is” appraised value of $80.0 million as of September 1, 2019, the Cut-off Date LTV is 60.0%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,000,000	100.0%	Existing Debt	$42,819,169	89.2%
			Return of Equity	4,739,612	9.9
			Closing Costs	441,219	0.9
Total Sources	$48,000,000	100.0%	Total Uses	$48,000,000	100.0%

The Borrower / Borrower Sponsor.  College Park Business and Industrial Development Authority (“BIDA”) is the borrower (the “AVR Renaissance Gateway Borrower”). The borrower guarantor is College Park Gateway Hotel Three, LLC (the “AVR Renaissance Gateway Borrower Guarantor”), a single purpose Delaware limited liability company structured to be bankruptcy remote with one independent director in its organizational structure. The AVR Renaissance Gateway Borrower Guarantor has the sole and exclusive right to operate the AVR Renaissance Gateway Property pursuant to a 50-year occupancy agreement, specifically, the Parcel Design, Development and Operating Agreement (the “PDDO Agreement”) between the AVR Renaissance Gateway Borrower Guarantor and BIDA. BIDA is the owner of the fee simple interest in the AVR Renaissance Gateway Property, which is part of a “public-private partnership” with the City of College Park, acting through BIDA. Pursuant to the PDDO Agreement, the AVR Renaissance Gateway Borrower Guarantor has rights in the AVR Renaissance Gateway Property that are similar to leasehold interest rights. See “The Parcel Design, Development and Operating Agreement” section below.

Allan V. Rose is the borrower sponsor of certain non-recourse carveouts under the AVR Renaissance Gateway Loan (the “AVR Renaissance Gateway Borrower Sponsor”).

Allan V. Rose is the owner and chief executive officer of AVR Realty (“AVR”), a privately held real estate development and management company. AVR was founded over 45 years ago and has built, acquired and developed more than 30 million square feet of commercial and residential space. AVR’s portfolio includes office complexes, shopping centers, corporate and industrial parks, apartment complexes, residential communities and hotels. AVR currently owns a portfolio of 23 hospitality properties totaling over 5,000 rooms, including the adjacent Atlanta Airport Marriott Gateway and Springhill Suites Atlanta Airport Gateway.

The Property. The AVR Renaissance Gateway Property is a seven-story, 204-room full-service hotel located in Atlanta, Georgia . The AVR Renaissance Gateway Property is situated on a 2.00-acre site and includes 175 garage parking spaces. The AVR Renaissance Gateway Borrower Sponsor acquired the site in 2013 for $320,000 and completed development of the AVR Renaissance Gateway Property in May 2017 for $53.82 million, for a total cost basis of $54.14 million. The AVR Renaissance Gateway Property is located in the Gateway Center, which is a 28.82-acre master planned parcel owned by BIDA and adjacent to the Hartsfield-Jackson International Airport. Additionally, the AVR Renaissance Gateway Property has an ATL SkyTrain station connected to its lobby via a covered walkway. The ATL SkyTrain connects the AVR Renaissance Gateway Property to the Hartsfield-Jackson International Airport and the rental car center.

The AVR Renaissance Gateway Property features 204 guestrooms and is comprised of 121 standard kings, five ADA kings, 43 standard doubles, six ADA doubles, six corner kings, six suites, one junior suite, one executive suite, 10 club lounge kings and five club lounge doubles. All of the guestrooms at the AVR Renaissance Gateway Property feature a work desk and chair, one or two night stands, a dresser, flat screen televisions, sofa chair with ottoman, mini refrigerator, iron and ironing board, a safe and a coffee maker. Club Lounge Access rooms are the same as standard guestrooms but provide access to the lobby level Club Lounge. The suites have a separate living area with a sofa. The AVR Renaissance Gateway Property offers complimentary wireless internet access in all guestrooms, with higher speeds available for purchase. Amenities at the AVR Renaissance Gateway Property include a restaurant and lounge, members concierge lounge, fitness center, business center, and approximately 5,961 sq. ft. of dedicated meeting space.

The AVR Renaissance Gateway Property operates under a management agreement with Renaissance Hotel Management Company, LLC (“Renaissance”), a subsidiary of Marriott International, that expires on December 31, 2044 with two ten-year renewal options remaining (the “Marriott Management Agreement”). In conjunction with the execution of the Marriott Management Agreement, Renaissance provided $1,000,000 to the AVR Renaissance Gateway Borrower Sponsor (the “Key Money”). Upon termination of the Marriott Management Agreement, the Key Money must be repaid less $33,333.33 for each year that the Marriott Management Agreement was in effect.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

According to the AVR Renaissance Gateway Borrower Sponsor, the AVR Renaissance Gateway Property’s top ten corporate accounts for 2019 are Dyanamics Corp., Scheduling Institute, Ernst & Young LLP, Delta Airlines, IBM, Deloitte, Chick-Fil-A Inc, Accenture, PWC, and General Electric.

The following table presents certain information relating to the primary competitive properties to the AVR Renaissance Gateway Property:

Property Competitive Summary(1)
Property Name	No. of Rooms	Year Built	Meeting Space (SF)	Commercial	Meeting & Group	Leisure	Estimated 2018 Occupancy(2)(3)	Estimated 2018 ADR(2)(3)	Estimated 2018 RevPAR(2)(3)
AVR Renaissance Gateway	204	2017	5,961	50%	25%	25%	86.8%	$174.31	$151.37
Kimpton Overland Hotel	214	2017	6,100	50%	15%	35%	75% - 80%	$175 - $180	$130 - $135
The Westin Atlanta Airport	500	1982	22,290	55%	25%	20%	85% - 90%	$115 - $120	$100 - $105
Hilton Atlanta Airport	507	1989	23,052	50%	30%	20%	80 - 85%	$145 - $150	$115 - $120
Embassy Suites by Hilton Atlanta Airport	236	1989	7,542	65%	15%	20%	75% - 80%	$135 - $140	$100 - $105
Marriott Atlanta Airport Gateway	403	2010	24,648	43%	42%	15%	70% - 75%	$165 - $170	$120 - $125
Renaissance Concourse Atlanta Airport Hotel	387	1992	26,974	55%	20%	25%	70% - 75%	$105 - $110	$70 - $75

(1)	Source: Appraisal

(2)	The variances between the underwriting, the appraisal and the industry report data with respect to Estimated 2018 Occupancy, Estimated 2018 ADR and Estimated 2018 RevPAR are attributable to variances in reporting methodologies and/or timing differences.

(3)	Estimated 2018 Occupancy, Estimated 2018 ADR and Estimated 2018 RevPAR are based on the appraisal’s estimated 2018 year-end figures.

Environmental Matters. The Phase I environmental report, dated September 5, 2019, recommended no further action at the AVR Renaissance Gateway Property.

The Market. The AVR Renaissance Gateway Property is located in Atlanta, Georgia, adjacent to the Hartsfield-Jackson Atlanta International Airport. The AVR Renaissance Gateway Property is located in the Gateway Center, which is comprised of Georgia International Convention Center (“GICC”), 3 full service hotels (the AVR Renaissance Gateway Property, Atlanta Airport Springhill Suites and Atlanta Airport Marriott Gateway), a Class-A office building, the BMW Training Center and the Gateway Center Arena as well as dining options. The Gateway Center is the first stop on the Hartsfield-Jackson Atlanta International Airport’s SkyTrain system, which connects the airport and the Metropolitan Atlanta Rapid Transit Authority to the Gateway Center and the newly developed rental car center. Additionally, the AVR Renaissance Gateway Property is located 9.3 miles south of downtown Atlanta and is within one mile of Interstate 85, Interstate 285 and Route 29.

The main demand driver for the AVR Renaissance Gateway Property is the Hartsfield-Jackson Atlanta International Airport, which is the primary airport in Atlanta. The Hartsfield-Jackson Atlanta International Airport has averaged approximately 104.2 million passengers annually since 2015 with an annual compound growth rate of 2.8%. The Hartsfield-Jackson Atlanta International Airport is currently undergoing a $6 billion expansion that will be completed in phases over the next 20 years and will include renovations of the domestic terminal and concourses, a new hotel and a new parking deck adjacent to the GICC, which will have parking for at least 5,200 vehicles.

Additional local demand generators include GICC, which opened in 2008 and is the second largest convention center in the state of Georgia. GICC is directly connected to the Hartsfield-Jackson Atlanta International Airport and has 440,400 sq. ft. of exhibit halls, 270,288 sq. ft. of ballrooms, 8,320 sq. ft. of meeting rooms and 2,600 sq. ft. of boardrooms that can be rented. Additionally, Delta Air Lines has its headquarters on the north side of the Hartsfield-Jackson Atlanta International Airport near Delta Boulevard and BMW has a 53,000 sq. ft. training facility adjacent to the GICC, which was developed for $17.0 million and opened in July 2019. Finally, the Gateway Center Arena, which opened in November 2019, is a 100,000 sq. ft., 5,000 seat arena that will host the Atlanta Hawks G-League team, the WNBA’s Atlanta Dream and the College Park Skyhawks, along with concerts and other events.

The appraiser determined 2018 market demand segmentation of 52% commercial, 26% meeting and group and 22% leisure. The AVR Renaissance Gateway Property had 2018 demand segmentation of 50% commercial, 25% meeting and group and 25% leisure.

The primary competitive set for the hotel consists of six hotels, which range in size from 214 to 507 rooms and collectively contain an aggregate of 2,451 rooms. There are currently three hotels under construction totaling 1,113 rooms. These hotels include a 222-room AC Hotel Atlanta Airport Gateway (expected to open in December 2019), a 350 room Sheraton Atlanta Airport (expected to open in January 2022) and a 541-room Hilton Airport (expected to open in January 2022).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

According to a third party industry report, the AVR Renaissance Gateway Property’s occupancy, ADR, and RevPAR were 87.7%, $185.33 and $162.61 respectively, during the trailing twelve months ending in September 31, 2019, resulting in penetration rates of 107.7%, 148.5% and 160.0% respectively, against its competitive set.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)
	AVR Renaissance Gateway			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
December 31, 2018	86.8%	$174.31	$151.37	82.2%	$119.26	$98.00	105.7%	146.2%	154.5%
TTM September 30, 2019	87.7%	$185.33	$162.61	81.5%	$124.80	$101.65	107.7%	148.5%	160.0%

(1)	Source: Hospitality research report.

(2)	Includes Crowne Plaza Atlanta Airport, Westin Atlanta Airport, Hilton Atlanta Airport, Embassy Suites by Hilton Atlanta Airport, Hyatt Place Atlanta Airport, Hotel Indigo Atlanta Airport College Park.

Cash Flow Analysis.

Cash Flow Analysis
	2018	T-12 8/31/2019	U/W	U/W Per Room(1)
Occupancy	87.0%	87.9%	87.9%
ADR	$173.96	$185.04	$185.04
RevPAR	$151.37	$162.61	$162.61

Room Revenue	$11,271,258	$12,107,620	$12,107,620	$59,351.08
Food and Beverage	5,821,888	5,490,345	5,490,345	26,913.45
Other Revenue	82,045	80,012	80,012	392.22
Other Income	451,994	510,369	510,369	2,501.81
Total Revenue	$17,627,185	$18,188,346	$18,188,346	$89,158.56

Rooms Expense	3,072,678	3,035,582	3,035,582	14,880.30
Other Departmental Expense	3,683,853	3,699,622	3,699,622	18,135.40
Real Estate Taxes(2)	0	0	0	0.00
Insurance	57,055	59,254	59,254	290.46
Other Expenses	4,967,300	5,320,720	5,542,786	27,170.52
Total Expenses	$11,780,887	$12,115,178	$12,337,243	$60,476.68

Net Operating Income	$5,846,298	$6,073,168	$5,851,103	$28,681.88
FF&E	0	0	727,534	3,566.34
Net Cash Flow	$5,846,298	$6,073,168	$5,123,569	$25,115.53
(1)	Based on 204 guest rooms.

(2)	Pursuant to the terms of the PDDO Agreement, the AVR Renaissance Gateway Property will not be subject to any real estate taxes.

Property Management.  The AVR Renaissance Gateway Property is managed by Renaissance pursuant to an agreement with the AVR Renaissance Gateway Borrower Guarantor.

Lockbox / Cash Management.  The AVR Renaissance Gateway Property is structured with a hard lockbox and springing cash management. In-place cash management and a full excess cash flow sweep is required upon the commencement of a Cash Trap Period. Prior to a Cash Trap Period, the funds in the lockbox account will be swept on each business day into an account controlled by the AVR Renaissance Gateway Borrower Guarantor.

A “Cash Trap Period” will be in effect upon:

(i)	the occurrence of any event of default until cured;

(ii)	any bankruptcy action of the AVR Renaissance Gateway Borrower Guarantor, the AVR Renaissance Gateway Borrower Sponsor, or property manager has occurred until, in the case of the property manager only, if the AVR Renaissance Gateway Borrower Guarantor replaces the property manager with a qualified manager under an acceptable replacement management agreement; and

(iii)	the failure of the AVR Renaissance Gateway Borrower Guarantor after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.60x until the debt service coverage ratio is at least 1.65x for two consecutive calendar quarters; or

(iv)	the earlier of (a) 12 months prior to the expiration of the Marriott Management Agreement and (b) such time the AVR Renaissance Gateway Borrower Guarantor receives notice from the manager of termination of the Marriott Management Agreement until the AVR Renaissance Gateway Borrower Guarantor has either (A)(x) entered into a replacement management

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

or franchise agreement with a qualified manager or franchisor or (y) delivered evidence reasonably that the manager has renewed or extended the Marriott Management Agreement for a term satisfactory to the lender of not less than three years past the maturity date and (B) if the replacement franchise agreement or renewed or extended Marriott Management Agreement requires the AVR Renaissance Gateway Borrower Guarantor to enter into a PIP, the total cost of the PIP has been deposited into a reserve with the lender.

Initial Reserves and Ongoing Reserves.

Tax Reserve. The AVR Renaissance Gateway Borrower Guarantor is required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual real estate taxes. In the event (i) certain Marriott tax escrow waiver conditions set forth in the AVR Renaissance Gateway loan documents are satisfied (including Renaissance paying taxes prior to delinquency and AVR Renaissance Gateway Borrower Guarantor delivering receipts promptly upon receipt of same from Renaissance), or (ii) the AVR Renaissance Gateway Borrower Guarantor provides evidence reasonably satisfactory to the lender that all taxes and other charges have been paid prior to the related due date and there is no event of default and/or Cash Trap Period continuing, the requirement for monthly deposits into the tax reserve will be waived. Monthly deposits into the Tax Reserve are currently waived.

Insurance Reserve. The AVR Renaissance Gateway Borrower Guarantor is required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of estimated insurance premiums. In the event(i) certain Marriott insurance escrow waiver conditions set forth in the AVR Renaissance Gateway loan documents are satisfied (including Renaissance maintaining insurance coverages required by the AVR Renaissance Gateway loan documents and AVR Renaissance Gateway Borrower Guarantor delivering evidence of payment for insurance policies), or (ii) the AVR Renaissance Gateway Borrower Guarantor maintains a blanket insurance policy acceptable to the lender and there is no event of default and/or Cash Trap Period continuing, the requirement for monthly deposits into the insurance reserve will be waived. Renaissance currently maintains insurance policies for the property. As such, initial and monthly insurance deposits are currently waived.

FF&E Reserve. The AVR Renaissance Gateway Borrower Guarantor is required to deposit into an FF&E reserve, on a monthly basis, one-twelfth (1/12) of 4% of gross income for the prior calendar year. In the event that the Marriott Management Agreement is in full force and effect and the AVR Renaissance Gateway Borrower Guarantor provides evidence reasonably satisfactory to the lender that all FF&E funds have been deposited into the FF&E reserve described in the Marriott Management Agreement, the requirement for monthly deposits into the FF&E reserve will be waived. Monthly deposits into the FF&E Reserve are currently waived.

PDDO Agreement Reserve. The AVR Renaissance Gateway Borrower Guarantor is required to deposit into a PDDO Agreement reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual PDDO Agreement payments. In the event that the Marriott Management Agreement or a future acceptable agreement is in full force and effect and the AVR Renaissance Gateway Borrower Guarantor provides evidence reasonably satisfactory to the lender that all PDDO Agreement payments have been made, the requirement for monthly deposits into the PDDO Agreement reserve will be waived. Monthly deposits into the PDDO Agreement reserve are currently waived.

The Parcel Design, Development and Occupancy Agreement. The AVR Renaissance Gateway Property is part of a master planned, mixed-use project owned by BIDA. As long as BIDA owns the fee simple interest in the AVR Renaissance Gateway Property, it is tax exempt from both real and personal property taxes. As a result, in 2015, the AVR Renaissance Gateway Property became subject to the 50-year PDDO Agreement.

Pursuant to the terms of the PDDO Agreement, the AVR Renaissance Gateway Borrower Guarantor has the exclusive right to develop and operate the AVR Renaissance Gateway Property and has an option to purchase the fee simple interest in the AVR Renaissance Gateway Property any time after 2045 at the purchase price equal to the sum of (i) all outstanding financings related to the AVR Renaissance Gateway Property and (ii) 15% of the then current market value of the land (not including the value of the improvements or personal property).  The AVR Renaissance Gateway Borrower Guarantor is not permitted to transfer its interest in the PDDO Agreement during the first five years of the term (until September 2020).  The transfer restriction does not apply to the exercise of remedies by the lender.

In lieu of ad valorem taxes, the AVR Renaissance Gateway Borrower Guarantor is obligated to make certain rental payments to BIDA, comprised of (i) the monthly debt service payments under the AVR Renaissance Gateway Loan, (ii) fixed annual “Land Rent” in the amount of $194,444, (iii) “Additional Rent” based on a schedule as provided in the PDDO Agreement and subject to certain cash flow performance thresholds, (iv) SkyTrain fees, and (v) “Administrative Rent,” which equates to one-eighth (1/8) of 1.0% of the outstanding principal balance of the AVR Renaissance Gateway Loan.

The AVR Renaissance Gateway Loan is structured with BIDA being the borrower entity (with limited obligations relating to the AVR Renaissance Gateway Property).  As collateral for the AVR Renaissance Gateway Loan, BIDA has granted to the lender a first priority lien in its fee simple interest in the AVR Renaissance Gateway Property and has issued a bond in the principal amount of the AVR Renaissance Gateway Loan, which bond is payable to the lender.  Additionally, the AVR Renaissance Gateway Borrower Guarantor has guaranteed BIDA’s payment and performance under the AVR Renaissance Gateway Loan, and, as collateral for its guaranty, the AVR Renaissance Gateway Borrower Guarantor has pledged its security interest and assigned to the lender all of its rights and interests in the PDDO Agreement and the related bonds.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

2081 Convention Center Concourse Atlanta, GA 30337	Collateral Asset Summary – Loan No. 4 AVR Renaissance Atlanta Airport Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 60.0% 2.88x 12.2%

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

DC Mixed Use Portfolio VI
1 707 6th St NW Washington, DC
2 919 F St NW Washington, DC
3 8301 Sudley Road Manassas, VA
4 4445 Wisconsin Avenue NW Washington, DC
5 1210 18th St NW Washington, DC
6 1219 Connecticut Ave NW Washington, DC
7 623-625 H Street NW Washington, DC
WASHINGTON D.C.
Bethesda
MD
DC
Friendship Heights
Tenleytown
Fort Reno Park
Forest Hills
Rock Creek Park
Petworth
Columbia Heights
Foxhall Crescent
Woodley Park
Naval Observatory
Glover Archbold Park
Montrose Park
Embassy Row
Georgetown
Georgetown University
American University
Howard University
Chinatown
Downtown
White House
Foggy Bottom
Roosevelt Island
Potomac River
National Mall
Washington Monument
Lincoln Memorial
Dupont Circle
Centreville
Manassas
Yorkshire
Gainesville
Bull Run
Linton Hall
Buckhall
Nokesville
Prince William County
Fairfax County

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

Mortgage Loan Information
Loan Seller(1):	CCRE/SMC
Loan Purpose:	Refinance
Borrower Sponsor:	Norman Jemal
Borrowers:	Jemal Michael Limited Partnership; Jemal's Livingston L.L.C.; Jemal's 623-625 H Street L.L.C.; Jemal’s Epes Dorsey, L.L.C.; Jemal's Candeys, Inc.; Jemal's Britches L.L.C.; Jemal's Manassas L.L.C.
Original Balance:	$33,845,500
Cut-off Date Balance:	$33,845,500
% by Initial UPB:	4.3%
Interest Rate:	3.7050%
Payment Date:	6th of each month
First Payment Date:	January 6, 2020
Maturity Date:	December 6, 2029
Amortization:	Interest Only
Additional Debt(2):	Future Mezzanine Debt Permitted
Call Protection(3):	LO(24);DEF(90);O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$208,918	$54,089
Insurance:	$0	Springing
Replacement:	$0	$1,106
Rollover:	$0	$5,181
Free Rent:	$156,042	$0
Required Repairs:	$35,068	$0
Initial TI/LC:	$254,803	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$514
Balloon Balance / Sq. Ft.:	$514
Cut-off Date LTV(6):	63.3%
Balloon LTV(6):	63.3%
Underwritten NOI DSCR:	2.19x
Underwritten NCF DSCR:	2.13x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	8.0%
Property Information
Single Asset / Portfolio(3):	Portfolio of 7 properties
Property Type:	Mixed Use (Retail/Office/Multifamily)
Collateral:	Fee Simple
Location(5):	Various / Various
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	65,789
Property Management:	Douglas Development Corporation
Underwritten NOI:	$2,778,452
Underwritten NCF:	$2,703,008
Appraised Value(6):	$53,480,000
Appraisal Date:	November 14, 2019

Historical NOI
Most Recent NOI:	$2,393,773 (T-12 August 31, 2019)
2018 NOI:	$2,768,073 (December 31, 2018)
2017 NOI:	$2,491,488 (December 31, 2017)
2016 NOI:	$2,463,780 (December 31, 2016)

Historical Occupancy
Most Recent Occupancy(7):	98.1% (Various)
2018 Occupancy:	88.4% (December 31, 2018)
2017 Occupancy:	96.0% (December 31, 2017)
2016 Occupancy:	96.0% (December 31, 2016)
(1)	The DC Mixed Use Portfolio VI Loan (as defined below) was originated by Starwood Mortgage Capital LLC (“SMC”). Note A-1 will be acquired by CCRE from SMC on or before the closing date of CF 2019-CF3 securitization. Notes A-1 and A-2 will both be deposited into the CF 2019-CF3 securitization. See “The Loan” below.

(2)	See “Future Mezzanine or Subordinate Indebtedness Permitted” below.

(3)	Partial release is permitted. See “Partial Release” below.

(4)	See “Initial Reserves and Ongoing Reserves” below.

(5)	The DC Mixed Use Portfolio VI Properties (as defined below) are located in Washington, DC (6 properties, 92.5% of ALA; 87.8% of NRA; 91.6% of U/W Base Rent) and Manassas, Virginia (1 property, 7.5% of ALA; 12.2% of NRA; 8.4% of U/W Base Rent).

(6)	The Appraised Value reflects an approximately 5.4% portfolio premium attributed to the aggregate “as is” value of the DC Mixed Use Portfolio VI Properties as a collective whole. The sum of the values of the respective properties on an individual basis is $50,760,000, which represents a Cut-off Date LTV and Balloon LTV of 66.7%.

(7)	Most Recent Occupancy is based on the rent roll dated October 1, 2019 for all properties besides 1219 Connecticut Avenue NW, which is based on the rent roll dated September 27, 2019.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

Portfolio Summary
Property	Location	Year Built	Year Renovated	Sq. Ft.	Allocated Loan Amount(1)	% of Total Allocated Loan Amount	Appraised Value(2)	% of UW NOI
623-625 H Street NW	Washington, DC	1850	2006	16,654	$9,334,850	27.6%	$14,350,000	26.8%
1219 Connecticut Avenue NW	Washington, DC	1906	NAP	12,877	6,601,073	19.5	10,000,000	19.7
1210 18th Street NW	Washington, DC	1920	NAP	10,480	5,467,555	16.2	8,600,000	15.3
4445 Wisconsin Avenue NW	Washington, DC	1938	1990	7,697	4,467,393	13.2	6,800,000	12.8
919 F Street NW	Washington, DC	1900	2005	5,594	3,093,836	9.1	4,730,000	9.3
8301 Sudley Road	Manassas, VA	2001	NAP	8,000	2,547,080	7.5	3,880,000	9.0
707 6th Street NW	Washington, DC	1938	2011	4,487	2,333,713	6.6	3,700,000	7.1
Total				65,789	$33,845,500	100.0%	$53,480,000	100.0%
(1)	Partial release is permitted. See “Partial Release” below.

(2)

The Appraised Value reflects an approximately 5.4% portfolio premium attributed to the aggregate “as is” value of the DC Mixed Use Portfolio VI Properties as a collective whole. The sum of the values of the respective properties on an individual basis is $50,760,000, which represents a Cut-off Date LTV and Balloon LTV of 66.7%.

The Loan. The DC Mixed Use Portfolio VI mortgage loan (the “DC Mixed Use Portfolio VI Loan”) is a fixed-rate loan with an original and Cut-off Date principal balance of $33,845,500 and is secured by the DC Mixed Use Portfolio VI Borrowers’ (as defined below) fee simple interests in a portfolio of seven (7) mixed-use properties totaling 65,789 sq. ft. located in Washington DC and Manassas, Virginia (each, a “DC Mixed Use Portfolio VI Property” and collectively, the “DC Mixed Use Portfolio VI Properties”). The DC Mixed Use Portfolio VI Loan is evidenced by two pari passu notes as follows: (i) the controlling Note A-1, which has an original principal balance of $20,307,300 and is being contributed to CF 2019-CF3 by CCRE and (ii) the non-controlling Note A-2, which has an original principal balance of $13,538,200 and is being contributed by SMC to CF 2019-CF3.

The DC Mixed Use Portfolio VI Loan has a 10-year interest-only term and accrues interest at a fixed rate equal to 3.7050%.

Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
Note A-1	$20,307,300	$20,307,300	CF 2019-CF3	Yes
Note A-2	$13,538,200	$13,538,200	CF 2019-CF3	No
Total	$33,845,500	$33,845,500

Loan proceeds from the DC Mixed Use Portfolio VI Loan were used to retire existing debt of approximately $22.0 million, pay closing costs of approximately $0.8 million, fund reserves of approximately $0.7 million and return approximately $10.4 million to the DC Mixed Use Portfolio VI Borrower Sponsor (as defined below) . Based on the portfolio’s appraised value of $53.48 million as of November 14, 2019, the Cut-off Date LTV is 63.3%. The most recent financing of the DC Mixed Use Portfolio VI Properties was included in the CFCRE 2011-C2 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Proceeds	$33,845,500	100.0%	Loan Payoff	$21,981,053	64.9%
			Return of Equity(1)	10,456,165	30.9
			Reserves	654,831	1.9
			Closing Costs	753,451	2.2
Total Sources	$33,845,500	100.0%	Total Uses	$33,845,500	100.0%
(1)	The DC Mixed Use Portfolio VI Borrower Sponsor acquired the DC Mixed Use Portfolio VI Properties between 1989 and 2008.

The Borrowers / Borrower Sponsor.   The borrowers, Jemal Michael Limited Partnership; Jemal's Livingston L.L.C., Jemal's 623-625 H Street L.L.C., Jemal’s Epes Dorsey, L.L.C., Jemal's Candeys, Inc., Jemal's Britches L.L.C. and Jemal's Manassas L.L.C. (collectively, the “DC Mixed Use Portfolio VI Borrowers”), are each a single purpose Delaware limited liability company structured to be bankruptcy remote, each with one independent director in its organizational structure. The non-recourse carveout guarantor and borrower sponsor is Norman Jemal (the “DC Mixed Use Portfolio VI Borrower Sponsor”), a principal and senior vice president of Douglas Development Corporation. Douglas Development Corporation employs approximately 100 people and has a current portfolio in excess of 10.0 million leasable sq. ft. and more than 5.0 million developable sq. ft. primarily in the Washington, DC area. Douglas Development Corporation is headquartered in Washington, DC and owns property in Washington, DC, New York, New Jersey, and Pennsylvania.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

The Properties.    The DC Mixed Use Portfolio VI Properties are comprised of seven cross-collateralized properties totaling 65,789 sq. ft. and are located in Washington, DC (6 properties) and Manassas, Virginia (1 property). The seven (7) properties offer a mix of retail, office and mixed-use (retail/office and retail/multifamily) space and are 98.1% leased to 15 commercial tenants and 5 residential tenants.

623-625 H Street NW (16,654 sq. ft.; 27.6% of ALA; 25.3% of NRA; 26.7% of U/W Base Rent). The 623-625 H Street NW property is a three-story, mixed-use (retail/office) property totaling 16,654 sq. ft. and located in the Chinatown neighborhood of Washington, DC. Built in 1850 and most recently renovated in 2006, the 623-625 H Street NW property is 100% leased to three tenants: Vapiano’s Restaurant (42.7% of NRA), Knownload Group Holdings, Inc. (28.8% of NRA) and The Eisen Group (28.5% of NRA).

Vapiano’s Restaurant is a fast-casual restaurant chain offering Italian fare, made-to-order salads and dessert and is the second largest tenant in the DC Mixed Use Portfolio VI Properties. Vapiano’s Restaurant has been a tenant at the 623-625 H Street NW property since May 2008 and most recently renewed its lease for an additional 10 years, resulting in a current lease expiration of March 31, 2029. Vapiano’s Restaurant has no termination options. Vapiano’s Restaurant reported sales of approximately $414 PSF from April 1, 2018 through March 31, 2019.

1219 Connecticut Avenue NW (12,877 sq. ft.; 19.5% of ALA; 19.6% of NRA; 18.8% of U/W Base Rent). The 1219 Connecticut Avenue NW property is a four-story, retail property totaling 12,877 sq. ft. and located in the CBD neighborhood of Washington, DC. Built in 1906, the 1219 Connecticut Avenue NW property is 100% leased to three tenants: Decades (63.7% of NRA), Rewind by Decades (36.3% of NRA) and Verizon Wireless (roof antenna).

Decades is a retro-themed nightclub occupying the second through fourth floors of the 1219 Connecticut Avenue NW property and is the largest tenant at the DC Mixed Use Portfolio VI Properties. Decades has been a tenant at the 1219 Connecticut Avenue NW property since April 2016 and has a current lease expiration of October 31, 2026. Decades has one five-year renewal option and no termination options. Rewind by Decades is an affiliate of Decades and operates as a diner on the first floor of the 1219 Connecticut Avenue NW property.

1210 18th Street NW (10,480 sq. ft.; 16.2% of ALA; 15.9% of NRA; 15.7% of U/W Base Rent). The 1210 18th Street NW property is a four-story, mixed-use (retail/office) property totaling 10,480 sq. ft. and located in the CBD neighborhood of Washington, DC. Built in 1920, the 1210 18th Street NW property is 88.3% leased to three tenants: Nando’s Peri Peri (53.3% of NRA), YFE, Inc. (21.8% of NRA) and Field & Tung (13.2% of NRA).

Nando’s Peri Peri is an African-Portuguese restaurant chain with locations in 25 countries and is the third largest tenant at the DC Mixed Use Portfolio VI Properties. Nando’s Peri Peri has been a tenant at the 1210 18th Street NW property since April 2009 and has a current lease expiration of April 30, 2029. Nando’s Peri Peri has no termination options. Nando’s Peri Peri reported sales of approximately $430 PSF for 2018.

4445 Wisconsin Avenue NW (7,697 sq. ft.; 13.2% of ALA; 11.7% of NRA; 12.6% of U/W Base Rent). The 4445 Wisconsin Avenue NW property is a two-story, retail property totaling 7,697 sq. ft. located in the Uptown neighborhood of Washington, DC. Built in 1938 and renovated in 1990, the 4445 Wisconsin Avenue NW property is 100.0% leased to two tenants: JP Morgan Chase (64.9% of NRA) (rated AA-/A2/A- by Fitch/Moody’s/S&P) (NYSE: JPM) and D Kim, Inc. (35.1% of NRA).

JP Morgan Chase is a new tenant at the 4445 Wisconsin Avenue NW property and is the fifth largest tenant at the DC Mixed Use VI Properties. JP Morgan Chase is currently building out its space to operate as a retail bank and is expected to take occupancy by January 2020. JP Morgan Chase’s lease commenced on June 1, 2019 and has a lease expiration of September 30, 2029. JP Morgan Chase has abated rent through July 2020. At loan origination, the lender reserved all outstanding abated rent, which is approximately $156,042. JP Morgan Chase has no termination options.

919 F Street NW (5,594 sq. ft.; 9.1% of ALA; 8.5% of NRA; 11.3% of U/W Base Rent). The 919 F Street NW property is a four-story, mixed-use property (retail/multifamily) totaling 5,594 sq. ft. and located in the East End neighborhood of Washington, DC. Built in 1900 and renovated in 2005, the 919 F Street NW property is 100% leased to Potomac River Running, Inc. (35.4% of NRA) and five multifamily units (64.6% of NRA). Four of the five multifamily units are month-to-month leases.

8301 Sudley Road (8,000 sq. ft.; 7.5% of ALA; 12.2% of NRA; 8.4% of U/W Base Rent). The 8301 Sudley Road property is a single story, retail property totaling 8,000 sq. ft. located in the Route 29/Interstate 66 neighborhood of Manassas, Virginia. Built in 2001, the 8301 Sudley Road property is 100.0% leased to two tenants: The Men’s Wearhouse, Inc. (62.5% of NRA) (rated NR/B2/CCC+ by Fitch/Moody’s/S&P) and Anderson Financial Services, LLC (37.5% of NRA).

The Men’s Wearhouse, Inc. is a men’s dress apparel retailer that has been in business since 1973 and is the fourth largest tenant at the DC Mixed Use Portfolio VI Properties. The Men’s Wearhouse, Inc. has been a tenant at the 8301 Sudley Road property since December 2000 and has a current lease expiration of February 28, 2021. The Men’s Wearhouse, Inc. has no termination options and one five-year renewal option remaining.

707 6th Street NW (4,487 sq. ft.; 6.6% of ALA; 6.8% of NRA; 6.5% of U/W Base Rent). The 707 6th Street NW property is a two-story, retail property totaling 4,487 sq. ft. and located in the East End neighborhood of Washington, DC. Built in 1938 and renovated in 2011, the 707 6th Street NW property is 100% leased to Daikaya Izakaya (Tonari) (“Tonari”), which is a ramen and izakaya restaurant. Tonari’s lease commenced in January 2019 and the tenant is currently building out its space. Tonari’s rent commenced on November 17, 2019. Tonari’s lease expires on May 31, 2032, features no termination options and has one 7-year and one 6-month renewal options remaining.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Decades(3)	NR / NR / NR	8,200	12.5%	$38.82	9.8%	10/31/2026
Vapiano's Restaurant	NR / NR / NR	7,104	10.8	$56.55	12.4	3/31/2029
Nando's Peri Peri	NR / NR / NR	5,581	8.5	$63.36	10.9	4/30/2029
The Men's Wearhouse, Inc.	NR / B2 / CCC+	5,000	7.6	$32.00	4.9	2/28/2021
JP Morgan Chase(4)	AA- / A2 / A-	4,997	7.6	$60.25	9.3	9/30/2029
Subtotal/ Wtd. Avg.		30,882	46.9%	$49.70	47.3%
Remaining Commercial Leased		30,068	45.7	$52.06	48.3
Multifamily Leased		3,614	5.5	$39.26	4.4
Total / Wtd. Avg. Leased		64,564	98.1%	$50.21	100.0%
Vacant		1,225	1.9
Total		65,789	100.0%

(1)	Based on the underwritten rent roll dated October 1, 2019 for all properties besides 1219 Connecticut Avenue NW, which is based on the underwritten rent roll dated September 27, 2019.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

(3)	Rewind by Decades is an affiliate of Decades and occupies 4,676 sq. ft. with a lease expiration of 1/31/2028.

(4)	JP Morgan Chase is currently building out its space to operate as a retail bank and is expected to take occupancy by January 2020.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
Multifamily	5	3,614	5.5%	3,614	5.5%	$39.26	4.4%	4.4%
MTM	0	0	0.0	3,614	5.5%	$0.00	0.0	4.4%
2019	0	0	0.0	3,614	5.5%	$0.00	0.0	4.4%
2020	1	2,289	3.5	5,903	9.0%	$39.39	2.8	7.2%
2021	3	12,801	19.5	18,704	28.4%	$39.97	15.8	22.9%
2022	0	0	0.0	18,704	28.4%	$0.00	0.0	22.9%
2023	1	1	0.0	18,705	28.4%	$11,670(3)	0.4	23.3%
2024	2	3,365	5.1	22,070	33.5%	$85.73	8.9	32.2%
2025	2	7,449	11.3	29,519	44.9%	$44.64	10.3	42.5%
2026	1	8,200	12.5	37,719	57.3%	$38.82	9.8	52.3%
2027	0	0	0.0	37,719	57.3%	$0.00	0.0	52.3%
2028	1	4,676	7.1	42,395	64.4%	$60.07	8.7	60.9%
2029	3	17,682	26.9	60,077	91.3%	$59.75	32.6	93.5%
Thereafter	1	4,487	6.8	64,564	98.1%	$46.80	6.5	100.0%
Vacant	1	1,225	1.9	65,789	100.0%	NAP	0.0	100.0%
Total / Wtd. Avg.	21	65,789	100.0%			$50.21	100.0%
(1)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in this Lease Rollover Schedule.

(2)	Based on the underwritten rent roll dated October 1, 2019 for all properties besides 1219 Connecticut Avenue NW, which is based on the underwritten rent roll dated September 27, 2019.

(3)	Represents monthly underwritten rent for Verizon Wireless (roof antenna).

Environmental Matters. The Phase I environmental reports dated October 2019 recommended no further action at the DC Mixed Use Portfolio VI Properties, except for the recognized environmental condition at the 707 6th Street NW property (which was previously operated by a printing company). In lieu of a Phase II, the DC Mixed Use Portfolio VI Borrower Sponsor purchased an environmental insurance policy with a thirteen-year term. The premium for the environmental insurance policy has been paid in full. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The DC Mixed Use Portfolio VI Properties are comprised of seven cross-collateralized properties totaling 65,789 sq. ft. and are located in Washington, DC (6 properties, 92.5% of ALA; 87.8% of NRA; 91.6% of U/W Base Rent) and Manassas, Virginia (1 property, 7.5% of ALA; 12.2% of NRA; 8.4% of U/W Base Rent).

623-625 H Street NW. The 623-625 H Street NW property is located in the East End submarket of Washington, DC. As of Q3 2019, the retail East End submarket reported a vacancy rate of 7.3%. Based on the 623-625 H Street NW property’s location and the 10-year

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

average vacancy of the East End submarket, the appraiser concluded a vacancy rate of 3.5% and a market rent of $50.41, which is in-line with the 623-625 H Street NW property’s in-place rent of $50.56.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the 623-625 H Street NW property are 75,942, 392,078 and 813,170, respectively, and the average household incomes within the same radii are $136,543, $135,868 and $132,064, respectively.

1219 Connecticut Avenue NW. The 1219 Connecticut Avenue NW property is located in the CBD submarket of Washington, DC. As of Q2 2019, the retail CBD submarket reported a vacancy rate of 5.7%. The appraiser concluded a vacancy rate of 5.0% and a market rent of $47.26, which is greater than the 1219 Connecticut Avenue NW property’s in-place rent of $46.51.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the 1219 Connecticut Avenue NW property are 75,942, 392,078 and 813,170, respectively, and the average household incomes within the same radii are $136,543, $135,868 and $132,064, respectively.

1210 18th Street NW. The 1210 18th Street NW property is located in the CBD submarket of Washington, DC. As of Q2 2019, the retail CBD submarket reported a vacancy rate of 5.7%. The appraiser concluded a vacancy rate of 5.0% and a market rent of $56.12, which is greater than the 1210 18th Street NW property’s in-place rent of $53.90.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the 1219 Connecticut Avenue NW property are 75,942, 392,078 and 813,170, respectively, and the average household incomes within the same radii are $136,543, $135,868 and $132,064, respectively.

4445 Wisconsin Avenue NW. The 4445 Wisconsin Avenue NW property is located in the Uptown submarket of Washington, DC. As of Q2 2019, the retail Uptown submarket reported a vacancy rate of 3.7%. The appraiser concluded a vacancy rate of 4.0% and a market rent of $49.74, which is greater than the 4445 Wisconsin Avenue NW property’s in-place rent of $48.37.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the 4445 Wisconsin Avenue NW property are 33,104, 251,806 and 694,755, respectively, and the average household incomes within the same radii are $170,425, $159,491 and $148,975, respectively.

919 F Street NW. The 919 F Street NW property is located in the East End submarket of Washington, DC. As of Q2 2019, the retail East End submarket reported a vacancy rate of 7.3%. The appraiser concluded a vacancy rate of 4.0% and a market rent of $110.00, which is greater than the 919 F Street NW property’s in-place rent of $109.82.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the 919 F Street NW property NW property are 43,607, 377,253 and 835,529, respectively, and the average household incomes within the same radii are $128,717, $129,635 and $121,229, respectively.

8301 Sudley Road. The 8301 Sudley Road property is located in the Route 29/Interstate 66 submarket of Virginia. As of Q2 2019, the retail East End submarket reported a vacancy rate of 5.1%. The appraiser concluded a vacancy rate of 5.0% and a market rent of $35.00, which is greater than the 8301 Sudley Road property’s in-place rent of $33.70.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the 8301 Sudley Road property are 14,686, 94,713 and 183,959, respectively, and the average household incomes within the same radii are $73,563, $90,998 and $119,285, respectively.

707 6th Street NW. The 707 6th Street NW property is located in the East End submarket of Washington, DC. As of Q2 2019, the retail East End submarket reported a vacancy rate of 6.8%. The appraiser concluded a vacancy rate of 5.0% and a market rent of $48.00, which is greater than the 707 6th Street NW property’s in-place rent of $46.80.

According to the appraisal, the estimated 2018 populations within one, three, and five-mile radii of the 707 6th Street NW property are 51,282, 369,952 and 820,915, respectively, and the average household incomes within the same radii are $133,221, $127,167 and $119,100, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

Cash Flow Analysis.

Cash Flow Analysis
	2016	2017	2018	T-12 8/31/2019	U/W	U/W PSF
Gross Potential Rent(1)(2)	$2,775,319	$2,801,233	$3,015,385	$2,720,121	$3,298,336	$50.14
Reimbursements	708,024	726,429	759,689	740,852	863,171	13.12
Other Income	38,568	10,153	17,577	12,430	0	0.00
Gross Potential Income	$3,521,910	$3,537,815	$3,792,650	$3,473,404	$4,161,507	$63.26
Less: Vacancy & Credit Loss(3)	(25,402)	(12,657)	0	(14,078)	(227,966)	(3.47)
Effective Gross Income	$3,496,508	$3,525,158	$3,792,650	$3,459,326	$3,933,542	$59.79
Total Operating Expenses	1,032,728	1,033,671	1,024,577	1,065,552	1,155,090	17.56
Net Operating Income	$2,463,780	$2,491,488	$2,768,073	$2,393,773	$2,778,452	$42.23
Capital Expenditures	0	0	0	0	(75,444)	(1.15)
Net Cash Flow	$2,463,780	$2,491,488	$2,768,073	$2,393,773	$2,703,008	$41.09
(1)	U/W Gross Potential Rent is based on the in-place rent roll as of October 1, 2019 for all properties besides 1219 Connecticut Avenue NW, which is based on the in-place rent roll as of September 27, 2019. The U/W Gross Potential Rent includes rent steps through October 1, 2020 ($58,552) and rent averaging for JP Morgan Chase ($33,590).

(2)	The increase in Gross Potential Rent from T-12 8/31/2019 to U/W is primarily due to new leases executed with JP Morgan Chase and Tonari.

(3)	U/W Vacancy & Credit Loss represents 5.5% of Gross Potential Income, which is based on the greater of (i) in-place vacancy at each property and (ii) 5%. The DC Mixed Use Portfolio VI Properties are currently 98.1% physically occupied.

Property Management.    The DC Mixed Use Portfolio VI Properties are managed by Douglas Development Corporation, an affiliate of the DC Mixed Use Portfolio VI Borrower Sponsor.

Lockbox / Cash Management. The DC Mixed Use Portfolio VI Loan is structured with a hard lockbox (with respect to the commercial tenants only) and springing cash management upon the occurrence and during the continuance of a Cash Trap Period (as defined below). The DC Mixed Use Portfolio VI Borrowers were required at loan origination to deliver tenant direction letters instructing all commercial tenants to deposit rents into a lockbox account controlled by the lender. During the continuance of a Cash Trap Period, all funds in the lockbox account are required to be swept on each business day into a cash management account controlled by the lender and disbursed on each payment date in accordance with the DC Mixed Use Portfolio VI Loan documents. If no Cash Trap Period is in effect, then any excess cash flow is required to be returned to the DC Mixed Use Portfolio VI Borrowers. During a Cash Trap Period, all excess cash is required to be retained by the lender and held as additional security for the DC Mixed Use Portfolio VI Loan (or otherwise applied at the lender’s discretion).

A “Cash Trap Period” will commence upon the occurrence of:

(i)	an event of default, and continue until cured; or

(ii)	the failure of the DC Mixed Use Portfolio VI Borrowers to maintain a debt service coverage ratio (as calculated pursuant to the loan documents) of 1.60x for two consecutive calendar quarters, and continue until the debt service coverage ratio is at least 1.65x for two consecutive calendar quarters.

Initial Reserves and Ongoing Reserves.

Tax Reserve: At loan origination, the DC Mixed Use Portfolio VI Borrowers deposited $208,918 into a tax reserve account. The DC Mixed Use Portfolio VI Borrowers are required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual real estate taxes, which currently equates to $54,089.

Insurance Reserve: The DC Mixed Use Portfolio VI Borrowers are required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of the estimated insurance premiums; provided that such monthly insurance premiums will be waived so long as the DC Mixed Use Portfolio VI Properties are insured pursuant to an acceptable blanket policy.

Replacement Reserve: The DC Mixed Use Portfolio VI Borrowers are required to deposit into a replacement reserve on a monthly basis, an amount equal to $1,106, subject to a cap of $66,350.

Rollover Reserve: The DC Mixed Use Portfolio VI Borrowers are required to deposit into a rollover reserve on a monthly basis, an amount equal to $5,181, subject to a cap of $200,000, provided that, among other things, (i) the DC Mixed Use Portfolio VI Properties are not less than 88% occupied by tenants that are in occupancy, open for business and paying rents under their applicable leases, (ii) the debt yield is not less than 7.0% and (iii) no Cash Trap Period is continuing. Additionally, the DC Mixed Use Portfolio VI Borrowers may deposit an “evergreen” letter of credit to satisfy the $200,000 cap requirement.

Outstanding TI/LC Reserve: At loan origination, the DC Mixed Use Portfolio VI Borrowers deposited $254,803 into an outstanding TI/LC reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various	Collateral Asset Summary – Loan No. 5 DC Mixed Use Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,845,500 63.3% 2.13x 8.2%

Required Repairs Reserve: At loan origination, the DC Mixed Use Portfolio VI Borrowers deposited $35,068 into a required repairs reserve account.

Free Rent Reserve: At loan origination, the DC Mixed Use Portfolio VI Borrowers deposited $156,042 into a free rent reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The DC Mixed Use Portfolio VI Loan documents permit mezzanine debt (the “Mezzanine Financing”) from an acceptable mezzanine lender, secured by a pledge of 100% of the equity interest in the DC Mixed Use Portfolio VI Borrowers, provided the following conditions, among others, are met: (i) based on the DC Mixed Use Portfolio VI Loan and the Mezzanine Financing, (a) the aggregate loan-to-value ratio does not exceed 65.0%, (b) the NOI debt service coverage ratio assuming a 30-year amortization schedule is not less than 1.48x (2.18x based on interest-only debt service), and (c) the actual combined debt yield is not less than 8.06%, (ii) the DC Mixed Use Portfolio VI Loan and the Mezzanine Financing are co-terminus, (iii) the mezzanine lender executes an intercreditor agreement acceptable to the lender, and (iv) the terms and documentation of the Mezzanine Financing are acceptable to the lender.

Partial Release. At any time after the date that is two years after the CF 2019-CF3 securitization closing date, and prior to July 6, 2029, the DC Mixed Use Portfolio VI Borrowers may obtain the release of one or more individual DC Mixed Use Portfolio VI Properties, provided that, among other things, the DC Mixed Use Portfolio VI Borrowers defease a portion of the DC Mixed Use Portfolio VI Loan equal to the Adjusted Release Amount (as defined below).

The “Adjusted Release Amount” means the greatest of:

(i)	An amount equal to 100% of the Allocated Loan Amount plus (1) 15% of the Allocated Loan Amount if the aggregate defeased Allocated Loan Amount is equal to or less than 33% of the original principal amount of the DC Mixed Use Portfolio VI Loan, (2) 25% of the Allocated Loan Amount if the aggregate defeased Allocated Loan Amount is greater than 33% or equal to or less than 66% of the original principal amount of the DC Mixed Use Portfolio VI Loan or (3) 30% of the Allocated Loan Amount if the aggregate defeased Allocated Loan Amount is greater than 66% of the original principal amount of the DC Mixed Use Portfolio VI Loan;

(ii)	An amount such that the post-defeasance debt yield is equal to or greater than (1) 8.06% if the aggregate defeased Allocated Loan Amount is equal to or less than 33% of the original principal amount of the DC Mixed Use Portfolio VI Loan, (2) 8.31% if the aggregate defeased Allocated Loan Amount is greater than 33% and equal to or less than 66% of the original principal amount of the DC Mixed Use Portfolio VI Loan or (3) 8.56% if the aggregate defeased Allocated Loan Amount is greater than 66% of the original principal amount of the DC Mixed Use Portfolio VI Loan;

(iii)	An amount such that the post-defeasance LTV does not exceed (i) 65% prior to November 20, 2024, (ii) 64% on or after November 20, 2024 but prior to November 20, 2025, (iii) 63% on or after November 20, 2025 but prior to November 20, 2026, (iv) 62% on or after November 20, 2026 but prior to November 20, 2027, (v) 61% on or after November 20, 2027 but prior to November 20, 2028 and (vi) 60% on or after November 20, 2028; however, such LTV requirements will not be required with respect to the first three individual properties released, so long as the Allocated Loan Amounts are less than 25% of the original principal amount of the DC Mixed Use Portfolio VI Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

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30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

Wells Fargo Place
30 7th Street East
St. Paul, MN 55101
ST. PAUL
Downtown
Lowertown
South of Maryland
Capitol
Mt. Airy
RAMSEY COUNTY
Cathedral Hill
West Seventh
Riverview
Baker-Annapolis
Mississippi River
Harriet Island
Raspberry Island
Downtown Minneapolis 9 miles
St. Paul Downtown Airport 0.5 mile
W. Sycamore St
W. Acker St
Jackson St
Empire Dr
Minnesota Transportation Museum
Health Partners Specialty Center
Univar USA
Bush Ave
Minnehaha Ave E.
Health Partners Neuroscience Center
Phalen Blvd
DeSoto St
Burr St N.
Bedford St
Como Ave
Hmongtown Marketplace
Blair Ave
Lafond Ave
Scheffer Recreation Center
W. Pennsylvania Ave
Arch St
Tedesco St
E. North St
Swede Hollow Park
Thomas Ave
Winter St
E. Mount Airy St
Olive St
Lafayette Rd
Minnesota's Bookstore
E. Hopkins St
Edmund Ave W.
Rivertown Commons
Rice St
Bethesda Hospital
Cedar St
Capital Heights
Charles Ave
Gaultier St
Marion St
University Ave E.
University Ave E
Partridge Rd
Payne St
Sherburne Ave
E. 13th St
Ramsey County Courts
CAPITOL/RICE ST
Cass Gilbert Memorial Park
Regions Hospital
Grove St
University Ave W.
METRO GREEN LINE
Justice Plaza
Leif Erickson Statue
Minnesota State Capital
Supreme Court
Aurora Ave
State Office Buildings
ROBERT ST
Minnesota Dept. of Human Svcs.
E. 7th St
W. Fuller Ave
Western Sculpture Park
World War II Memorial
10th St E.
9th St E.
4th St E.
Kellogg Blvd E.
Capitol Plaza South
10TH ST
Minnesota Public Radio
7th St E.
7th St Pl E.
Wacouta St
CHS Field
St. Paul College
Minnesota History Center
Marion St
History Theater
Fitzgerald Theater
Mears Park
Galtier Plaza
State Offices
6th St E.
Lowertown Underground Artists
Marshall Ave
St. Joseph Hospital
Minnesota Children's Museum
Great Hall
5th St E.
UNION DEPOT
Lower Landing Park
Dayton Ave
Cathedral of St. Paul
Wabasha St
Palace Theater
Selby Ave
Ecolab Corp. Center
MMAA
Warner St
St. Peter St
CENTRAL
Kellogg Square
Landmark Center
First Nat'l Bank Bldg.
Culture Park
Virginia St
Xcel Energy Center
Roy Wilkins Auditorium
Ordway Ctr. for the Performing Arts
City Hall
N. Chestnut St
W. Irvine Ave
Kellogg Mall Park
S. Robert St
Nassoff Specialty Services
St. Paul RiverCentre
County Courthouse
George Latimer Central Library
Exchange St S.
Children's Hospital
Allina Health Services
River Park Plaza
Ramsey St
Grand Ave
Science Museum of Minnesota
E. Fillmore Ave
Irvine Park
Upper Landing Park
Ball Corporation
W. Forbes Ave
W. Harrison Ave
7th St W.
Sturgis St
Shepard Rd
Goodrich Ave
Banfil St
Cathedral Hill Park
Plato Blvd
W. Goodhue St
W. Superior St
Smith Ave S.
Cliff St
Prospect Park
Shepard Rd
Twin Cities Recycling
Isabel St W.
Xcel Energy
Randolph Ave
W. Water St
Alice Park
Winifred St W.
Manomin Ave
Orleans St
Ohio St
W. Robie St
George St W.
Cherokee Regional Park
Brooklyn Park
Fridley
Brooklyn Ctr.
Roseville
Maplewood
ST. PAUL
MINNEAPOLIS
Woodbury
Richfield
Mendota Heights
Bloomington
Eagan
Inver Grove Heights
Cottage Grove

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

Mortgage Loan Information
Loan Seller:	SMC
Loan Purpose:	Refinance
Borrower Sponsors:	H. Bradford Inglesby; Tyler J. Duncan
Borrowers(1):	Various
Original Balance(2):	$30,000,000
Cut-off Date Balance(2):	$30,000,000
% by Initial UPB:	3.8%
Interest Rate:	3.4000%
Payment Date:	6th of each month
First Payment Date:	December 6, 2019
Maturity Date:	November 6, 2029
Amortization:	Interest Only
Additional Debt(2):	$50,000,000 Pari Passu Debt
Call Protection(3):	LO(25);DEF(91);O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$544,053	$272,026
Insurance:	$0	Springing
Replacement:	$0	$13,468
TI/LC:	$4,000,000	Springing
Existing Tenant TI/LCs:	$1,648,010	$0
Rent Concessions:	$1,364,950	$0
Escalator Reserve:	$158,161	$0

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$124
Balloon Balance / Sq. Ft.:	$124
Cut-off Date LTV:	64.0%
Balloon LTV:	64.0%
Underwritten NOI DSCR:	3.12x
Underwritten NCF DSCR:	2.89x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	10.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	St. Paul, MN
Year Built / Renovated:	1986 / N/A
Total Sq. Ft.:	646,459
Property Management:	Unilev Management Corp. of Minnesota
Underwritten NOI(6):	$8,600,297
Underwritten NCF:	$7,970,628
Appraised Value:	$125,000,000
Appraisal Date:	September 19, 2019

Historical NOI
Most Recent NOI(6):	$7,895,426 (T-12 August 31, 2019)
2018 NOI(6):	$7,673,134 (December 31, 2018)
2017 NOI(6):	$6,267,110 (December 31, 2017)
2016 NOI(6):	$6,682,763 (December 31, 2016)

Historical Occupancy
Most Recent Occupancy:	85.0% (October 21, 2019)
2018 Occupancy:	85.9% (December 31, 2018)
2017 Occupancy:	86.2% (December 31, 2017)
2016 Occupancy:	85.0% (December 31, 2016)
(1)	The borrowers under the Wells Fargo Place Loan (as defined below) are St. Paul Tower, L.P., Overland W.F.P.-1, L.P., Overland W.F.P.-2, L.P. and WF Tower Holdings, LP (collectively, the “Wells Fargo Place Borrowers”).

(2)	The Wells Fargo Place Loan consists of the non-controlling Note A-4, Note A-5, Note A-6 and Note A-7, and are part of the Wells Fargo Place Whole Loan (as defined below), which is evidenced by seven pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $80.0 million. For additional information, see “The Loan” below.

(3)	The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 6, 2019. Defeasance of the Wells Fargo Place Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) October 25, 2022. The assumed lockout period of 25 payments is based on the expected CF 2019-CF3 securitization closing date in December 2019. The actual lockout period may be longer.

(4)	See “Initial Reserves and Ongoing Reserves” below.

(5)	Financial Information is based on the Wells Fargo Place Whole Loan.

(6)	The Wells Fargo Place Property (as defined below) previously secured a loan securitized in the CSMC 2007-C1 securitization transaction. Due to internal issues with the previous loan sponsor, the previous loan was transferred to special servicing in May 2016 with a number of month-to-month leases and near-term lease expirations, and subsequently went into maturity default in November 2016. While the previous loan was in special servicing, the Wells Fargo Place Borrower Sponsors (as defined below) took ownership of the Wells Fargo Place Property via an equity recapitalization. The previous loan had an original balance of $90,000,000, which was paid off in full using a combination of the equity recapitalization and a bridge loan. Since taking a controlling interest in the Wells Fargo Place Property in January 2018, the Wells Fargo Place Borrower Sponsors have completed more than 165,000 sq. ft. of new and renewal leasing, increasing NOI growth.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

The Loan. The Wells Fargo Place mortgage loan (the “Wells Fargo Place Loan”) is a fixed rate loan secured by the Wells Fargo Place Borrowers’ fee simple interest in a Class A CBD office property located in St. Paul, Minneapolis (the “Wells Fargo Place Property”) with an original and Cut-off Date principal balance of $30.0 million. The Wells Fargo Place Loan is part of a whole loan (the “Wells Fargo Place Whole Loan”) with an original and Cut-off Date principal balance of $80.0 million that is evidenced by seven pari passu notes as follows: (i) the Wells Fargo Place Loan, which consists of the non-controlling Note A-4, Note A-5, Note A-6 and Note A-7, with an aggregate original and Cut-off Date principal balance of $30.0 million, and (ii) the controlling Note A-1, along with the non-controlling Note A-2 and Note A-3, with an original and Cut-off Date principal balance of $50.0 million. The controlling Note A-1, along with the non-controlling Note A-2, in the aggregate original and Cut-off Date principal balance of $40.0 million were contributed to the MSC 2019-L3 securitization transaction. The non-controlling Note A-3 is expected to be contributed to one or more future securitization transactions or may be otherwise transferred at any time. The Wells Fargo Place Loan is structured with an interest only, 10-year term and accrues interest at a fixed rate equal to 3.4000%.

The relationship between the holders of the Wells Fargo Place Property will be governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Wells Fargo Place Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
Note A-1	$20,000,000	$20,000,000	MSC 2019-L3	Yes
Note A-2	20,000,000	20,000,000	MSC 2019-L3	No
Note A-3	10,000,000	10,000,000	Starwood Mortgage Capital III LLC	No
Note A-4	10,000,000	10,000,000	CF 2019-CF3	No
Note A-5	10,000,000	10,000,000	CF 2019-CF3	No
Note A-6	5,000,000	5,000,000	CF 2019-CF3	No
Note A-7	5,000,000	5,000,000	CF 2019-CF3	No
Wells Fargo Place Whole Loan	$80,000,000	$80,000,000

Loan proceeds were used to retire a prior loan of approximately $70.1 million on the Wells Fargo Place Property, pay closing costs, fund reserves and return approximately $1.2 million of equity to the Wells Fargo Place Borrower Sponsors. Based on the “as is” appraised value of $125.0 million as of September 19, 2019, the Cut-off Date LTV is 64.0%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount	$80,000,000	100.0%	Loan Payoff	$70,081,296	87.6%
			Reserves	7,715,174	9.6
			Return of Equity	1,180,059	1.5
			Closing Costs	1,023,471	1.3
Total Sources	$80,000,000	100.0%	Total Uses	$80,000,000	100.0%

The Borrowers / Borrower Sponsors.  The Wells Fargo Place Borrowers are each a Minnesota limited partnership with a Delaware single-member general partner, structured to be bankruptcy-remote with at least two independent directors at the general partner level. The Wells Fargo Place Borrowers are tenants-in-common, each jointly and severally liable for the Wells Fargo Place Whole Loan and subject to customary tenant-in-common requirements. The borrower sponsors and non-recourse carveout guarantors of the Wells Fargo Place Loan are H. Bradford Inglesby and Tyler J. Duncan, (collectively, the “Wells Fargo Place Borrower Sponsors”), partners at Crescent Investment Group.

Crescent Investment Group is a commercial real estate investment firm specializing in real estate investments throughout the United States. The firm was formed in 2012. The firm is managed by senior partners with combined portfolio investment experience that includes the acquisition of 10.0 million sq. ft. of property. The firm’s portfolio is comprised of institutional office properties that are geographically dispersed in metropolitan statistical areas (“MSAs”) throughout the United States.

H. Bradford Inglesby is a partner and founder of Crescent Investment Group and is responsible for directing the strategy and investment activities of the firm. Mr. Inglesby has more than 15 years of experience in the commercial real estate industry. Tyler J. Duncan is also a partner in Crescent Investment Group and is responsible for directing the strategy and investment activities of the firm.

The Property. The Wells Fargo Place Property is a 646,459 sq. ft. Class A office property located at 30 7th Street East in St. Paul, Minnesota. The Wells Fargo Place Property is a 37-story building, built in 1986 and located in the St. Paul CBD. The Wells Fargo Place Property has a 156-space underground parking garage with valet parking. There is an additional garage, which is available to building tenants via a skywalk across Cedar Street and is owned by the City of St. Paul. Parking spaces at the garage are leased to the Wells Fargo Place Borrowers on a 20-year lease entered into on January 1, 2019. The lease stipulates 540 unassigned parking stalls within the 1,170-space garage.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

Situated in the St. Paul CBD, the Wells Fargo Place Property encompasses half of a city block. The Wells Fargo Place Property is the tallest office building in St. Paul and offers tenants a fitness center, locker rooms, underground parking, skyway connectivity, multiple food service options and a training center. The Wells Fargo Place Property’s “Main & Main” location offers tenants access to restaurants, sporting venues and other urban amenities. A short walk from the Wells Fargo Place Property is the Xcel Energy Center, home to St. Paul’s NHL team, the Minnesota Wild, and also nearby are the Minnesota State Capitol, Minnesota Children’s Museum, Ecolab’s new corporate headquarters and the Saint Paul Hotel. The Wells Fargo Place Property also benefits from its skyway connectivity from four directions, providing tenants with transit throughout the St. Paul CBD.

The Wells Fargo Place Property is 85.0% leased as of October 21, 2019. The Wells Fargo Place Property has maintained an average occupancy of 88.7% since 2009.

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
MSCU(3)	NR/Aa3/AA-	90,513	14.0%	$13.48	11.2%	7/31/2022
AgriBank(4)(5)(6)	NR/Aa3/AA-	86,298	13.3	$15.47	12.2	10/31/2026
IRS(7)	AAA/Aaa/AA+	56,144	8.7	$37.07	19.0	2/28/2021
Wells Fargo Bank(5)	A+/A2/A-	43,402	6.7	$17.38	6.9	9/30/2023
Larson King(8)	NR/NR/NR	39,876	6.2	$17.95	6.5	1/31/2022
Total Major Tenants		316,233	48.9%	$19.31	55.8%
Other Tenants		232,962	36.0	$20.73	44.2
Total Occupied Tenants		549,195	85.0%	$19.91	100.0%
Vacant		97,264	15.0
Total		646,459	100.0%

(1)	Based on the underwritten rent roll dated October 21, 2019.

(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.

(3)	MSCU has an ongoing right to terminate its lease in the event that MSCU relocates to a state- or MSCU-owned facility.

(4)	AgriBank may surrender 5,000 to 8,000 sq. ft. between November 2021 and December 2023 with nine months’ notice.

(5)	Underwritten to tenant’s average rent over remaining lease term.

(6)	AgriBank subleases 8,337 sq. ft. to an affiliate. The terms of the sublease were not available and the prime lease was underwritten.

(7)	IRS is on a lease that pays rent on a gross basis.

(8)	Larson King subleases 2,858 sq. ft. to The Cakerie, an adjacent tenant. The terms of the sublease were not available and the prime lease was underwritten.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	4	1,062	0.2%	1,062	0.2%	$16.23	0.2%	0.2%
2019	0	0	0.0	1,062	0.2%	$0.00	0.0	0.2%
2020	4	25,059	3.9	26,121	4.0%	$19.86	4.5	4.7%
2021	5	93,210	14.4	119,331	18.5%	$28.86	24.6	29.3%
2022	7	148,432	23.0	267,763	41.4%	$15.79	21.4	50.7%
2023	2	59,991	9.3	327,754	50.7%	$17.69	9.7	60.4%
2024	3	10,085	1.6	337,839	52.3%	$18.25	1.7	62.1%
2025	1	2,804	0.4	340,643	52.7%	$17.75	0.5	62.6%
2026	6	92,592	14.3	433,235	67.0%	$15.56	13.2	75.7%
2027	2	14,425	2.2	447,660	69.2%	$16.48	2.2	77.9%
2028	4	72,553	11.2	520,213	80.5%	$27.67	18.4	96.3%
2029	1	2,265	0.4	522,478	80.8%	$8.28	0.2	96.4%
Thereafter	1	24,291	3.8	546,769	84.6%	$16.00	3.6	100.0%
Management Office	1	2,426	0.4	549,195	85.0%	$0.00	0.0	100.0%
Vacant	NAP	97,264	15.0	646,459	100.0%	NAP	NAP
Total / Wtd. Avg.	41	646,459	100.0%			$19.91	100.0%
(1)

Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in this Lease Rollover Schedule.

(2)	Based on the underwritten rent roll dated October 21, 2019.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

Minnesota State Colleges and Universities (90,513 sq. ft.; 14.0% of NRA; 11.2% of U/W Base Rent). Minnesota State Colleges and Universities (“MSCU”) is the fifth largest system of public colleges and universities in the US. The organization is comprised of 31 institutions with 54 campuses across the state of Minnesota. MSCU uses its space at the Wells Fargo Place Property for administrative purposes. MSCU has occupied space at the Wells Fargo Place Property since 2005 and most recently extended its lease in August 2015. The current MSCU lease contains a termination option, which can be exercised in the event that MSCU relocates to a state- or MSCU-owned facility.

AgriBank (86,298 sq. ft.; 13.3% of NRA; 12.2% of U/W Base Rent). AgriBank is a wholesale bank that is owned by and supports 17 Farm Credit Associations. AgriBank provides loans and financial services to farmers, ranchers, rural businesses and homeowners throughout a 15-state district that includes nearly 40% of all US farmland. AgriBank is one of the largest banks within the Farm Credit System. AgriBank moved into the Wells Fargo Place Property in 2011 and expanded in 2014. The AgriBank lease expires in October 2026 and has two five-year renewal options. AgriBank may surrender 5,000 to 8,000 sq. ft. between November 2021 and December 2023 with nine months’ notice and payment of the Wells Fargo Place Borrowers’ unamortized transaction costs. Additionally, AgriBank subleases 8,337 sq. ft. to an affiliate.

IRS (56,144 sq. ft.; 8.7% of NRA; 19.0% of U/W Base Rent). General Services Administration is the administrative department of the United States Government and acts as master lessor for individual agencies of the federal governments. Three federal agencies, the Internal Revenue Service (“IRS”), Bureau of Alcohol, Tobacco, Firearms and Explosives (5.9% of NRA) and United States Department of Agriculture (0.8% of NRA) occupy space at the Wells Fargo Place Property. The IRS has its regional administrative offices and a taxpayer assistance office at the Wells Fargo Place Property. The IRS consolidated offices from its Minneapolis location to Wells Fargo Place Property in 2018 and renewed its lease for three years. The IRS spent approximately $600,000 on its space, including re-carpeting, painting, IT and office configuration. IRS has been a tenant at the Wells Fargo Place Property since 2005. The IRS lease expires in February 2021 and has no renewal options. IRS does not have any termination options.

Wells Fargo Bank (43,402 sq. ft.; 6.7% of NRA; 6.9% of U/W Base Rent). Wells Fargo Bank is a diversified, community-based financial services company. Headquartered in San Francisco, Wells Fargo was founded in 1852 and was ranked 30th on Fortune’s 2015 rankings of America’s largest corporations. St. Paul and Minneapolis represent a major hub for Wells Fargo Bank. Wells Fargo Bank has been at the Wells Fargo Place Property since 2001. The Wells Fargo Bank lease was renewed in June 2016. It expires in September 2023 and has two five-year renewal options. Wells Fargo Bank does not have any termination options.

Larson King (39,876 sq. ft.; 6.2% of NRA; 6.5% of U/W Base Rent). Larson King is a law firm that specializes in a variety of services, including agriculture, appellate, business, construction, mass tort, class action, personal injury, health, insurance, immigration, intellectual property, labor, employment, reinsurance, immigration and product liability. Larson King has been a tenant at the Wells Fargo Place Property since 2002. Larson King’s lease expires in January 2022 and has one five-year renewal option. Larson King does not have any termination options, except with regard to 1,910 sq. ft. of storage space. Additionally, Larson King subleases 2,858 sq. ft. to The Cakerie, an adjacent tenant.

Environmental Matters. The Phase I environmental report, dated September 17, 2019, recommended no further action at the Wells Fargo Place Property.

The Market. The Wells Fargo Place Property is located in the St. Paul CBD. St. Paul, located approximately seven miles east of Minneapolis, is Minnesota’s second largest city. Together, St. Paul and Minneapolis are known as the Twin Cities and form the 16th largest MSA in the United States, accounting for more than 3.5 million residents. On its own, the St. Paul CBD is home to approximately 305,000 residents. Since 2014, in the St. Paul CBD, there has been more than $700 million of capital spent on light rail transit stations, corporate headquarters acquisitions, conversions, hotel renovations, concert hall construction and development and retail expansions. The majority of this investment has been spent in and around areas adjacent to the Wells Fargo Place Property. Most notable among the recent developments is that the number of housing units in St. Paul CBD has increased by more than 20% in the past five years. Attractions in the St. Paul CBD include Xcel Energy Center, Ordway Centre for Performing Arts, Science Museum of Minnesota, CHS Field and the Minnesota Children’s Museum as well as events like the St. Paul Winter Carnival, which has been a tradition in downtown St. Paul for more than 125 years. Demand for downtown St. Paul apartments is anchored by public and private sector employment growth, all within the St. Paul CBD. The public sector employs approximately 19,000 workers and more than 1,200 private companies have approximately 72,000 employees. The area’s largest private sector employers include Ecolab, Traveler’s Companies, Century Link and St. Joseph’s Hospital. Reverse commuting among the region’s workers is a growing trend as St. Paul, via the Green Line, offers residents access to over 280,000 jobs in other nearby employment centers.

According to the appraisal, the Wells Fargo Place Property is located in the Minneapolis office market. As of the second quarter of 2019, with respect to the Minneapolis office market, average asking rent was $21.95 PSF, vacancy was 7.2%, and inventory totaled approximately 196.2 million sq. ft. The Wells Fargo Place Property is located in the St. Paul CBD office submarket of the Minneapolis office market. For the second quarter 2019, the St. Paul CBD office submarket had total inventory of approximately 12.1 million sq. ft. with a vacancy rate of 8.9% and average asking rent of $22.52 PSF.

According to the appraisal, the estimated 2019 populations within a one-, three- and five-mile radii of the Wells Fargo Place Property were 19,959, 173,750 and 367,772, respectively. The 2019 median household incomes within the same radii were $40,873, $50,707 and $57,003, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

The following table presents certain information relating to comparable office leases for the Wells Fargo Place Property:

Office Lease Comparables(1)
Property Name/Location	Year Built/ Renovated	Office Area (Sq. Ft.)	% Occupied	Distance from Subject	Tenant Name	Lease Date/Term (Mos.)	Lease Area (Sq. Ft.)	Annual Base Rent PSF	Lease Type
Wells Fargo Place (Subject) 30 7th Street East St. Paul, Minnesota	1986/N/A	646,459(1)	85.0%(2)	-	-	-	-	-	-
UBS Plaza 444 Cedar Street St. Paul, Minnesota	1980/1997	275,520	N/A	0.1 miles	PolyMet Mining Optiv Security	Mar. 2020 / 63 Oct. 2019 / 39	5,809 5,609	$12.50 $12.00	NNN NNN
Northwestern Building St. Paul 275 4th Street East St. Paul, Minnesota	1916/1980	81,322	N/A	0.5 miles	Aki Shibataa	Jun. 2019 / 36	345	$17.00	Gross
Lawson Commons 380-388 Saint Peter Street St. Paul, Minnesota	1999/N/A	436,478	N/A	0.2 miles	Synchrony	Mar. 2018 / 84	16,000	$15.50	NNN
401 Building 401 Robert Street North St. Paul, Minnesota	2000/N/A	635,000	N/A	0.1 miles	Charles Schwab	Feb. 2018 / 36	4,877	$17.71	NNN
The Great Northern Building 180 East Fifth Street St. Paul, Minnesota	1910/2014	668,321	N/A	0.3 miles	BNSF	Aug. 2017 / 60	8,254	$10.00	NNN
(1)	Based on the appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated October 21, 2019.

Cash Flow Analysis.

Cash Flow Analysis
	2016	2017(1)	2018	T-12 8/31/2019	U/W	U/W PSF
Base Rent(2)	$9,173,131	$8,458,416	$9,931,701	$10,154,250	$10,936,573	$16.92
Value of Vacant Space	0	0	0	0	1,678,883	2.60
Gross Potential Rent	$9,173,131	$8,458,416	$9,931,701	$10,154,250	$12,615,456	$19.51
Total Recoveries	6,077,632	6,147,729	6,637,926	6,707,414	6,705,305	10.37
Other Income	341,422	474,331	385,887	211,353	288,186	0.45
Less: Vacancy	0	0	0	0	(1,678,883)	(2.60)
Effective Gross Income	$15,592,185	$15,080,476	$16,955,514	$17,073,017	$17,930,064	$27.74
Total Operating Expenses	8,909,422	8,813,366	9,282,380	9,177,591	9,329,767	14.43
Net Operating Income(3)	$6,682,763	$6,267,110	$7,673,134	$7,895,426	$8,600,297	$13.30
TI/LC	0	0	0	0	468,054	0.72
Capital Expenditures	0	0	0	0	161,615	0.25
Net Cash Flow	$6,682,763	$6,267,110	$7,673,134	$7,895,426	$7,970,628	$12.33
(1)	The full year 2017 operating statement was not available, as the Wells Fargo Place Property was in receivership during the fourth quarter of 2017. As such, 2017 figures are based on a September 2017 year-to-date operating statement along with the general ledger for the fourth quarter of 2017.

(2)	U/W Base Rent is based on the October 21, 2019 rent roll, with rent steps taken through May 2020 of $30,183 and averaged rent through remaining lease terms for investment grade tenants equal to $192,756.

(3)	U/W Net Operating Income is higher than T-12 8/31/2019 Net Operating Income due to (i) rent steps totaling approximately $30,183, (ii) averaged rent through the remaining lease terms of investment grade tenants totaling $192,756, (iii) burn-off of free rent totaling approximately $362,000 and (iv) three new leases executed in the second half of 2019 totaling approximately $267,987 of underwritten rent and reimbursements.

Property Management.    The Wells Fargo Place Property is managed by Unilev Management Corp. of Minnesota, which is an affiliate of the Wells Fargo Place Borrowers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

Lockbox / Cash Management.    The Wells Fargo Place Whole Loan is structured with a hard lockbox and in place cash management. The Wells Fargo Place Borrowers or property manager, as applicable, (i) delivered direction letters to each tenant at the Wells Fargo Place Property directing them to pay all rents directly into the lockbox account and (ii) to the extent the Wells Fargo Place Borrowers or property manager receives any rents or other revenues of any kind, is required to deposit into the lockbox account within three business days of receipt of the same. All funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender and disbursed in accordance with the Wells Fargo Place Whole Loan documents and, during a Sweep Event Period (as defined below), all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Wells Fargo Place Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Wells Fargo Place Whole Loan (unless the Sweep Event Period is caused by a Major Tenant Trigger Event Period (as defined below), in which case all excess cash flow up to an amount equal to $5,500,000 or so long as the NOI debt yield is below 8.5%, in which case up to an amount equal to $6,500,000 (the “Major Tenant Space Reserve Cap”) and will be available to the Wells Fargo Place Borrowers to pay tenant improvements and leasing commissions). Once the funds on deposit in the related reserve equal the Major Tenant Space Reserve Cap, then (x) provided no other Sweep Event Period then exists, all excess cash flow is required to be released to Wells Fargo Place Borrowers or (y) if another Sweep Event Period then exists, all excess cash flow is transferred to an excess cash flow reserve. To the extent that no Sweep Event Period is continuing, all excess cash flow funds are required to be disbursed to the Wells Fargo Place Borrowers.

A “Sweep Event Period” will commence upon the earliest of the following:

(i)	an event of default under the Wells Fargo Place Whole Loan documents until cured;

(ii)	the date on which the debt service coverage ratio based on the trailing 12-month period is less than 1.30x (based on amortizing debt service payments) until the debt service coverage ratio based on the trailing 12-month period is at least 1.40x (based on amortizing debt service payments) for two consecutive calendar quarters;

(iii)	the occurrence and continuance of a Major Tenant Trigger Event Period until cured as further described below; and

(iv)	November 6, 2028, if the debt yield is less than 8.5%.

A “Major Tenant Trigger Event Period” commences if (i) MSCU, AgriBank, IRS or a replacement tenant (each, a “Major Tenant”) defaults under its lease; (ii) (x) any one Major Tenant goes dark with respect to 30% or more of its space or otherwise fails to occupy at least 70% of its leased space or gives notice of its intention to do the foregoing, (y) any two Major Tenants go dark with respect to 20% or more of their respective spaces or otherwise fail to occupy at least 80% of their respective spaces or give notice of their intention to do the foregoing or (z) any three Major Tenants go dark with respect to 15% or more of their respective spaces or otherwise fail to occupy at least 85% of their respective spaces or give notice of their intention to do the foregoing; (iii) (x) any Major Tenant gives notice to vacate or vacates 30% or more of its leased space, (y) any two Major Tenants give notice to vacate or vacate 20% or more of each of their leased spaces or (z) any three Major Tenants give notice to vacate or vacate 15% or more of each of their leased spaces; (iv) any Major Tenant becomes a debtor in any bankruptcy or other insolvency proceeding; (v) (x) any Major Tenant sublets 40% or more of its leased space, (y) any two Major Tenants sublet 30% or more of their respective leased spaces or (z) any three Major Tenants sublet 25% or more of their respective leased spaces, (vi) any Major Tenant terminates its lease or gives notice to terminate its lease; or (vii) any Major Tenant fails to renew or extend the term of its lease for a period of five years, either (x) on terms and conditions stated in its respective lease or (y) on terms reasonably satisfactory to the lender at least 12 months prior to its lease expiration.

A Major Tenant Trigger Event Period will terminate: (a) with regard to clause (i), upon the related tenant curing such default; (b) with regard to clauses (ii), (iii), (v) and (vi), upon the related tenants having rescinded such notice and/or resumed their customary business operations in their respective leased spaces for at least one calendar quarter; (c) with regard to clause (iv), upon the related Major Tenant lease being affirmed in such proceeding, and the related tenant being discharged from bankruptcy or other insolvency proceeding such that no proceedings are ongoing and having paid rent for two consecutive calendar quarters; (d) with regard to clause (vi), upon the related tenant exercising the applicable extension option or entering into a new lease on terms and conditions satisfactory to the lender; and (e) with regard to clauses (i) through (vii), when a Major Tenant Re-Tenanting Event (as defined below) has occurred.

A "Major Tenant Re-Tenanting Event" means that: (i) the related Major Tenant space is leased pursuant to a replacement lease having a term of at least five years for the related space, as applicable; (ii) such replacement tenant has taken occupancy of the leased premises, is paying full unabated rent and is open for business, and all tenant improvements costs and leasing commissions have been paid; and (iii) such replacement tenant has delivered a signed estoppel certificate reasonably satisfactory to the lender.

Initial Reserves and Ongoing Reserves.

Tax Reserve. At loan origination, the Wells Fargo Place Borrowers deposited $544,053 into a real estate tax reserve. The Wells Fargo Place Borrowers are required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual real estate taxes, which currently equates to $272,026.

Insurance Reserve. The Wells Fargo Place Borrowers are required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of estimated insurance premiums. In the event the Wells Fargo Place Borrowers maintain a blanket insurance policy acceptable to the lender and there is no event of default continuing, the requirement for monthly deposits into the insurance reserve will be waived. The Wells Fargo Place Borrowers currently maintain a blanket insurance policy. As such, initial insurance reserves were waived and monthly insurance reserves are currently waived.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

30 7th Street East St. Paul, MN 55101	Collateral Asset Summary – Loan No. 6 Wells Fargo Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 64.0% 2.89x 10.8%

Replacement Reserve. The Wells Fargo Place Borrowers are required to deposit $13,468 into a capital expenditure reserve on a monthly basis.

TI/LC Reserve. At loan origination, the Wells Fargo Place Borrowers deposited $4,000,000 into a general TI/LC reserve. The Wells Fargo Place Borrowers are required to deposit into a TI/LC reserve on a monthly basis an amount equal to $80,807 commencing once the balance of the TI/LC Reserve is less than $1,000,000. Notwithstanding the foregoing, provided that no event of default then exists, monthly deposits into the TI/LC Reserve will be suspended at any time that the balance of the reserve is at least $3,000,000; provided, however, if a Major Tenant Trigger Event Period then exists, the cap will be increased to $5,500,000 (or $6,500,000 if the NOI debt yield is less than 8.5%). Upon a cure of the Major Tenant Trigger Event Period, the cap will be reduced back to $3,000,000 and funds on deposit in the TI/LC Reserve in excess of $3,000,000 will be disbursed to Wells Fargo Place Borrowers.

Existing Tenant TI/LC Reserve. At loan origination, the Wells Fargo Place Borrowers deposited $1,648,010 into an existing tenant TI/LC reserve.

Rent Concession Reserve. At loan origination, the Wells Fargo Place Borrowers deposited $1,364,950 into a rent concession reserve.

Escalator Work Reserve. At loan origination, the Wells Fargo Place Borrowers deposited $158,161 into an escalator work reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted. Certain direct or indirect constituent owners of the Wells Fargo Place Borrowers (other than the special purpose entity general partner/managing member of the Wells Fargo Place Borrowers) (whether one or more, collectively the “Wells Fargo Place Mezzanine Borrower”) may incur debt (the “Mezzanine Financing”) during the Wells Fargo Place Whole Loan term from a mezzanine lender acceptable to the lender (a “Qualified Mezzanine Lender”), secured by a pledge of 100% of the equity interest held by the Wells Fargo Place Mezzanine Borrower in the Wells Fargo Place Borrowers, provided the following conditions, among others, are met: (i) the aggregate loan-to-value (based on the Wells Fargo Place Whole Loan amount and the Mezzanine Financing) does not exceed 75.0%; (ii) the aggregate debt yield (based on the Wells Fargo Place Whole Loan amount and the Mezzanine Financing) is not less than 9.5%; (iii) the Wells Fargo Place Whole Loan and the Mezzanine Financing are co-terminus; (iv) the Qualified Mezzanine Lender executes an intercreditor agreement acceptable to the lender; (v) hard cash management is in place; and (vi) the terms and documentation of the Mezzanine Financing are acceptable to the lender.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

225 Bush
225 Bush Street
San Francisco, CA 94104
SAN FRANCISCO
Telegraph Hill
San Francisco Bay
Chinatown
Financial District
Union Square
SoMa
South Beach
Union St
Green St
Vallejo St
Broadway
Pacific Ave
Jackson St
Washington St
Clay St
Sacramento St
California St
CABLE CAR LINE
Pine St
Bush St
Sutter St
Post St
Geary St
O'Farrell St
Ellis St
Eddy St
Market St
Mission St
Howard St
Folsom St
Harrison St
Bryant St
Brannan St
Clementina St
Tehama St
Jessie St
Montgomery St
Sansome St
Battery St
Front St
Davis St
Drumm St
Embarcadero
Kearny St
Grant Ave
Stockton St
Powell St
Beale St
Main St
Spear St
Steuart St
Fremont St
1st St
2nd St
3rd St
4th St
5th St
Federal St
Delancey St
MUNI METRO
BART
CENTRAL SUBWAY (Under Construction)
EMBARCADERO & GREEN
EMBARCADERO & BROADWAY
EMBARCADERO & WASHINGTON
DON CHEE WAY & STEUART
EMBARCADERO
MONTGOMERY
POWELL
UNION SQUARE
YERBA BUENA/ MOSCONE
ABC Broadcast Center
NORTHEAST WATERFRONT HISTORIC DISTRICT
KPIX TV
Sydney G. Walton Square
Maritime Plaza
Ferry Park
Embarcadero Plaza
Ferry Building
Justin Herman Plaza
EMBARCADERO CENTER
One Embarcadero
Two Embarcadero
Three Embarcadero
Four Embarcadero
Ferry Building Marketplace
Transamerica Pyramid
Transamerica Redwood Park
Portsmouth Square
Omni San Francisco
The Fairmont San Francisco
InterContinental Mark Hopkins
Ritz Carlton
St. Mary's Square
Bank of America Bldg.
California Center
100 Pine Center
101 California
388 Market Street
One Front Street
Southern Pacific Bldg.
One Market Plaza
Federal Reserve Bank of SF
Pacific Gas and Electric
100 Spear
Rincon Center
200 Spear Street
Hallidie Building
100 Montgomery
One Bush Plaza
333 Market Street
455 Market Street
525 Market Street
50 Fremont Center
Millennium Tower
Park Tower at Transbay (Under Constr.)
Google SF
Gap HQ
Crocker Galleria
Grand Hyatt SF
Sir Francis Drake
Salesforce Tower
Golden Gate University
100 First St.
TRANSBAY TRANSIT CENTER
Bit Torrent
Temporary Transbay Terminal
MIRA (Under Constr.)
Twilio
The Infinity Towers
Foundry Square I
Foundry Square II
Foundry Square III
Foundry Square IV
JPMorgan Chase Bldg.
WeWork
Macy's
Academy of Art University
Four Seasons Hotel SF
Museum of the African Diaspora
The Mexican Museum
LinkedIn
SF Marriott Marquis
Contemporary Jewish Museum
Yerba Buena Center for the Arts
SF Museum of Modern Art
W San Francisco
201 Third Street
Riverbed Technology
Yerba Buena Gardens
Metreon
Moscone North
Moscone South
Moscone West
MOSCONE CONVENTION CENTER
Children's Creativity Museum
YERBA BUENA SQUARE
Hallidie Plaza
Westfield San Francisco Centre
SF Mint
Univ. of the Pacific School of Dentistry
Yahoo
Inter Continental SF
Comcast SportsNet
UBM Tech
Terra Gallery and Event Ctr.
One Rincon Hill
Bay Bridge
80
Pittsburg
Concord
Richmond
San Rafael
Mill Valley
Corte Madera
Tiburon
Sausalito
Berkeley
Lafayette
Orinda
Walnut Creek
Alamo
Moraga
Emeryville
Piedmont
Danville
San Ramon
OAKLAND
Alameda
Castro Valley
Dublin
Pleasanton
San Leandro
Daly City
Brisbane
South San Francisco
San Francisco Bay
Hayward
Union City
Sunol
Fremont
Pacifica
San Bruno
Burlingame
San Mateo
Foster City
Belmont
Redwood City
Newark
San Carlos
Menlo Park
Palo Alto
Mtn. View
Milpitas
Santa Clara
SAN JOSE
Sunnyvale
Portola Valley
Woodside
Half Moon Bay
Moss Beach
Pacific Ocean
MARIN COUNTY
CONTRA COSTA COUNTY
ALAMEDA COUNTY
SAN MATEO COUNTY
SANTA CLARA COUNTY
SAN FRANCISCO

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

Mortgage Loan Information
Loan Seller(1):	CCRE
Loan Purpose:	Refinance
Credit Assessment Fitch/KBRA/S&P(2):	BBB-/A/N/A
Borrower Sponsor:	Kylli Inc.
Borrower:	225 Bush Street Owners LLC
Original Balance(3):	$28,600,000
Cut-off Date Balance(3):	$28,600,000
% by Initial IPB:	3.6%
Interest Rate:	3.3030%
Payment Date:	6th of each month
First Payment Date:	December 6, 2019
Maturity Date:	November 6, 2024
Amortization:	Interest Only
Additional Debt(3)(4):	$175,000,000 Pari Passu debt; $146,400,000 Subordinate Debt
Call Protection(5):	LO(25);DEF(29);O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(6)
	Initial	Monthly
Taxes:	$3,012,292	$376,536
Insurance:	$838,031	$119,719
Replacement:	$0	$9,666
TI/LC:	$4,097,106	$96,665
Rent Concession:	$886,122	$0

Financial Information(3)
	Senior Notes	Whole Loan
Cut-off Date Balance / SF:	$351	$603
Balloon Balance / SF:	$351	$603
Cut-off Date LTV:	34.6%	59.4%
Balloon LTV:	34.6%	59.4%
Underwritten NOI DSCR:	4.00x	2.33x
Underwritten NCF DSCR:	3.85x	2.24x
Underwritten NOI Debt Yield:	13.4%	7.8%
Underwritten NCF Debt Yield:	12.9%	7.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Office - CBD
Collateral:	Fee Simple
Location:	San Francisco, CA
Year Built / Renovated:	1922, 1955 / 2010 - 2013
Net Rentable Area (SF):	579,987
Property Management:	225 Bush Street Partners LLC
Underwritten NOI:	$27,263,666
Underwritten NCF:	$26,277,688
Appraised Value:	$589,000,000
Appraisal Date:	September 5, 2019

Historical NOI(7)
Most Recent NOI:	$24,512,257 (T-12 August 31, 2019)
2018 NOI:	$25,674,474 (December 31, 2018)
2017 NOI:	$24,788,393 (December 31, 2017)
2016 NOI:	$25,426,362 (December 31, 2016)

Historical Occupancy
Most Recent Occupancy:	97.8% (September 30, 2019)
2018 Occupancy:	92.5% (December 31, 2018)
2017 Occupancy:	92.0% (December 31, 2017)
2016 Occupancy:	93.4% (December 31, 2016)

(1)	The 225 Bush Whole Loan (as defined below) was originated by Deutsche Bank AG, New York Branch (“DBNY”). Note A-5 will be acquired by CCRE from DBNY on or before the closing date of the CF 2019-CF3 securitization.

(2)	Fitch and KBRA provided the listed assessments for the 225 Bush Whole Loan in the context of its inclusion in the mortgage pool. S&P did not provide a credit assessment but confirmed that the 225 Bush Whole Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)	The 225 Bush Loan (as defined below) consists of the non-controlling Note A-5 and is part of the 225 Bush Whole Loan, which is evidenced by six senior pari passu notes and one subordinate note, with an aggregate outstanding principal balance as of the Cut-off Date of $203.6 million. For additional information, see “The Loan” herein.

(4)	See “Current Mezzanine or Subordinate Indebtedness" below.

(5)	The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 6, 2019. The 225 Bush Borrower (as defined below) has the option to defease the entire $350.0 million 225 Bush Whole Loan in whole (and not in part) after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) October 11, 2022. The assumed lockout period of 25 payment dates is based on the expected closing date of the CF 2019-CF3 securitization in December 2019. The actual lockout period may be longer.

(6)	See “Initial Reserves and Ongoing Reserves” below.

(7)	NOI fluctuations year-over-year are due to tenant rent abatements associated with new leases.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

The Loan. The 225 Bush mortgage loan (the “225 Bush Loan”) is part of a whole loan with an aggregate outstanding principal balance as of the Cut-off Date of $350.0 million (the “225 Bush Whole Loan”), which whole loan is secured by the 225 Bush Borrower’s fee interest in a 579,987 square foot, Class A office building with ground floor retail, located in San Francisco, California (the “225 Bush Property”). The 225 Bush Whole Loan is comprised of (i) a senior loan, comprised of six pari passu notes with an aggregate principal balance as of the Cut-off Date of $203.6 million (the “225 Bush Senior Notes”), one of which (Note A-5 with an aggregate outstanding principal balance as of the Cut-off Date of $28.6 million) is being contributed to the CF 2019-CF3 Trust and constitute the 225 Bush Loan and the remainder of which are expected to be contributed to one or more other securitization trusts, and (ii) a subordinate loan, comprised of one note, with an outstanding principal balance as of the Cut-off Date of $146.4 million (the “225 Bush Subordinate Companion Note”). The 225 Bush Subordinate Companion Note is an asset of the Benchmark 2019-B14 securitization, but it is not pooled together with the other mortgage loans in the Benchmark 2019-B14 securitization. The relationship between the holders of the 225 Bush Senior Notes and 225 Bush Subordinate Companion Note will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The 225 Bush Pari Passu-AB Whole Loan” in the Preliminary Prospectus. The 225 Bush Whole Loan has a five-year term and is interest-only for its entire term.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-5	$28,600,000	$28,600,000	CF 2019-CF3	No
Note A-1, Note A-6	60,000,000	60,000,000	Benchmark 2019-B14	No(1)
Note A-2	50,000,000	50,000,000	COMM 2019-GC44(2)	No
Note A-3	30,000,000	30,000,000	UBS AG	No
Note A-4	35,000,000	35,000,000	UBS AG	No
Senior Notes	$203,600,000	$203,600,000
Note B	146,400,000	146,400,000	Benchmark 2019-B14 (loan specific certificates)	Yes(1)
Whole Loan	$350,000,000	$350,000,000
(1)	The initial controlling note is Note B, so long as no control appraisal period with respect to the 225 Bush Whole Loan has occurred and is continuing. Otherwise, then the controlling note will be Note A-1. The 225 Bush Whole Loan will be serviced pursuant to the Benchmark 2019-B14 Pooling and Servicing Agreement. For so long as Note B is included in the Benchmark 2019-B14 securitization, and no control appraisal period with respect to the 225 Bush Whole Loan has occurred and is continuing, the control rights of Note B, when it is the controlling note, will be exercisable by the loan-specific directing holder for the Benchmark 2019-B14 loan-specific certificates.

(2)	The COMM 2019-GC44 securitization is not yet closed and is expected to close before the CF 2019-CF3 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Notes	$203,600,000	58.2%	Payoff Existing Debt	$241,210,092	68.9%
Subordinate Debt	146,400,000	41.8	Return on Equity	96,364,753	27.5
			Upfront Reserves	8,833,550	2.5
			Closing Costs	3,591,605	1.0
Total Sources	$350,000,000	100.0%	Total Uses	$350,000,000	100.0%

The Borrower / Borrower Sponsor. The borrower is 225 Bush Street Owners LLC, a Delaware limited liability company (the “225 Bush Borrower”). The company is structured to be a single purpose bankruptcy-remote entity with two independent directors in its organizational structure.

The borrower sponsor and non-recourse carveout guarantor is Kylli Inc. (the “225 Bush Borrower Sponsor”) Kylli Inc. is a full-service real estate investment management company focused on the acquisition, development and management of assets in the San Francisco Bay Area. Kylli Inc. is a wholly-owned subsidiary of Genzon Investment Group Co., Ltd., which is a privately-held full service investment company headquartered in Shenzhen, China. Kylli Inc.’s assets in the United States include (in addition to the 225 Bush Property) (i) over 500,000 square feet of office space under management in San Francisco, (ii) 767,000 square feet of office space under construction in Burlingame, California, which is fully leased to Facebook, and (iii) over 48 acres of developable land in Santa Clara, California.

The Property. The 225 Bush Property is a Class A, 22-story, 579,987 sq. ft. office building with ground floor retail located in the North Financial District neighborhood of San Francisco, California. The 225 Bush Property was originally constructed in two phases in 1922 and 1955. Formerly known as the “Standard Oil Building,” the 225 Bush Property was developed by John D. Rockefeller as the headquarters for Standard Oil and later became the headquarters of Chevron. The 225 Bush Property was designed by George W. Kelham and modeled after the Federal Reserve Bank of New York in Manhattan’s financial district. The 225 Bush Property features 26,000 square foot floor plates, a fitness center with locker rooms and showers, 110 subterranean valet parking spaces and is situated on a 0.88-acre site at the corner of Bush Street and Sansome Street, one block north of Market Street.

The 225 Bush Borrower Sponsor purchased the 225 Bush Property in 2014 for $350.0 million and thereafter invested approximately $5.0 million in building system upgrades and approximately $23.0 million in tenant improvements. Historical investments include a $1.1 million renovation of the east and west lobbies in 2009, which included new lighting, interior paneling, carpeting, artwork, furniture, security desks, and the installation of new street-level property signage. From 2010 to 2013, the 225 Bush Property underwent a $12.8 million renovation, which consisted of a full renovation of the terra cotta brick façade, including waterproofing and repairs of the terra cotta brick, refurbishing and painting of the steel windows and storefronts, as well as lobby renovations and installation of the 13th floor fitness center. The 225 Bush Borrower Sponsor has indicated that it plans to execute a $7.0 million modernization of the building’s elevator systems,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

which is expected to commence before the end of 2019 and be completed in 2022; however, the 225 Bush Borrower is under no obligation to conduct the modernization and no amounts were reserved under the 225 Bush Whole Loan in connection with this modernization.

As of September 30, 2019, the 225 Bush Property was 97.8% leased to 32 office tenants and to an investment grade retail tenant, Target, which occupies 20,677 square feet of ground floor retail space. The 225 Bush Property’s 10 largest tenants occupy 77.8% of the net rentable area and no tenant occupies more than 14.5% of the total net rentable area.

Major Tenants.

Twitch Interactive (“Twitch”) (84,035 sq. ft.; 14.5% of NRA; 14.2% of U/W Base Rent). The largest tenant, Twitch, is a wholly owned subsidiary of Amazon.com, Inc. (“Amazon”) (rated A3/A+/AA- by Moody’s/Fitch/S&P). Twitch is a live social media entertainment company that has developed a platform allowing people to create and live-stream their own original entertainment to a global audience. Twitch is a platform for channels relating to cooking, fitness, music, the arts, talk shows and other genres. According to the Twitch website, Twitch viewers watched over 505 billion minutes of original content in 2018. Additionally, the Twitch platform has over 3 million unique broadcasters each month on average, over 15 million average daily visitors and over 1.3 million average viewership at any given moment.

Twitch has been in occupancy at the 225 Bush Property since May 2013, originally occupying 26,351 sq. ft. (6th floor) under a five-year lease. In November 2014, the tenant executed a six-year renewal, expanding their premises by 25,653 square feet (8th floor) and 26,457 square feet (9th floor) for a total footprint of 78,461 square feet (not including storage space). Twitch has one (1) five-year extension option remaining, as well as a right of first offer to lease the entire 2nd, 5th, 7th and 10th floors. Amazon fully guarantees Twitch’s lease.

LiveRamp, Inc (“LiveRamp”) (76,724 sq. ft.; 13.2% of NRA; 15.4% of U/W Base Rent). LiveRamp, the second largest tenant, provides an identity resolution software platform to companies that enables a customer to use their offline customer data in online advertising. According to LiveRamp’s financial statements, as of March 2019, LiveRamp reported an annual revenue of $285.62 million. Subscription revenue was $237 million, up 38% and contributed 83% of total revenue.

LiveRamp has been in occupancy at the 225 Bush Property since May 2015, originally occupying 25,891 square feet (17th floor) under a seven-year lease. LiveRamp expanded at the 225 Bush Property in August 2016 by 25,809 square feet (16th floor) and again in July 2017 by an additional 25,024 square feet (15th floor) for a total footprint of 76,724 square feet. The tenant has one (1) five-year extension option remaining for the entirety of its space.

Benefit Cosmetics, LLC (“Benefit Cosmetics”) (61,917 sq. ft.; 10.7% of NRA; 6.0% of U/W Base Rent). Benefit Cosmetics is the third largest tenant and is a wholly owned subsidiary of Moët Hennessy – Louis Vuitton, which is a multinational luxury goods conglomerate headquartered in Paris, France. Benefit Cosmetics has indicated that it will not be extending its lease at the end of its term in August 2020. Benefit Cosmetics is currently in occupancy and paying full rent at $35.90 PSF, which is approximately 60.1% below the appraisal’s concluded market rent for the Benefit Cosmetics space of $90.00 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

Tenant Summary(1)
Tenant	Ratings (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Twitch(3)	A3 / A+ / AA-	84,035	14.5%	$62.98	14.2%	8/18/2021
LiveRamp	NR / NR / NR	76,724	13.2	74.86	15.4	5/4/2022
Benefit Cosmetics(4)(5)	NR / NR / NR	61,917	10.7	35.90	6.0	8/31/2020
Handshake	NR / NR / NR	52,735	9.1	90.01	12.7	7/30/2027
SunRun	NR / NR / NR	43,850	7.6	81.75	9.6	5/31/2024
Knotel	NR / NR / NR	26,664	4.6	79.00	5.6	7/14/2026
Jewish Vocational Services(6)	NR / NR / NR	26,497	4.6	47.59	3.4	2/28/2021
Mesosphere, Inc.	NR / NR / NR	26,339	4.5	79.31	5.6	4/30/2023
HEAP, Inc.	NR / NR / NR	26,333	4.5	73.13	5.2	8/21/2023
General Assembly Space, Inc.	NR / NR / NR	26,320	4.5	64.92	4.6	8/29/2024
Subtotal / Wtd. Avg.		451,414	77.8%	$67.97	82.1%
Remaining Tenants(7)		115,919	20.0	57.58	17.9
Occupied Subtotal / Wtd. Avg.		567,333	97.8%	$65.84	100.0%
Vacant Space		12,654	2.2%
Total / Wtd. Avg.		579,987	100.0%
(1)	Based on the underwritten rent roll dated September 30, 2019.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

(3)	The Net Rentable Area and U/W Base Rent PSF for Twitch includes 5,574 square feet of storage space with a weighted average base rent of $11.39 PSF.

(4)	Benefit Cosmetics has indicated that it will not be extending its lease at the end of its term in August 2020. Benefit Cosmetics is currently in occupancy and paying full rent at $35.90 PSF, which is approximately 60.1% below the appraisal’s concluded market rent for the Benefit Cosmetics space of $90.00 PSF.

(5)	The Net Rentable Area and U/W Base Rent PSF for Benefit Cosmetics includes 1,787 square feet of storage space with a weighted average base rent of $17.84 PSF.

(6)	The Net Rentable Area and U/W Base Rent PSF for Jewish Vocational Services includes 305 square feet of storage space with a base rent of $12.00 PSF.

(7)	Remaining Tenants is inclusive of 8,766 square feet of conference room space and fitness center space and 3,957 square feet of storage space and antenna space with no attributable underwritten base rent. Remaining Tenants includes two leases with affiliates of the 225 Bush Borrower: Innovation Commons Owner LLC lease (3,706 sq. ft.; 0.64% NRA; $185,304 annual rent; 0.5% U/W Base Rent) and 225 Bush Street Partners LLC lease (1,321 sq. ft.; 0.23% NRA; $24,000 annual rent; 0.06% U/W Base Rent). Both tenants are occupying their respective space.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM & 2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	7	67,403	11.6	67,403	11.6%	$37.96	6.8	6.8%
2021	13	141,317	24.4	208,720	36.0%	$60.99	23.1	29.9%
2022	6	92,117	15.9	300,837	51.9%	$73.34	18.1	48.0%
2023	6	56,632	9.8	357,469	61.6%	$75.10	11.4	59.4%
2024	12	94,693	16.3	452,162	78.0%	$74.66	18.9	78.3%
2025	1	20,677	3.6	472,839	81.5%	$58.00	3.2	81.5%
2026	1	26,664	4.6	499,503	86.1%	$79.00	5.6	87.2%
2027	2	52,735	9.1	552,238	95.2%	$90.01	12.7	99.9%
2028	0	0	0.0	552,238	95.2%	$0.00	0.0	99.9%
2029	0	0	0.0	552,238	95.2%	$0.00	0.0	99.9%
2030 and Thereafter(3)	4	15,095	2.6	567,333	97.8%	$3.07	0.1	100.0%
Vacant	NAP	12,654	2.2	579,987	100.0%	$0.00	NAP	NAP
Total / Wtd. Avg.	52	579,987	100.0%			$65.84	100.0%
(1)	Based on the underwritten rent roll dated September 30, 2019.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in this Lease Rollover Schedule.

(3)	2030 and Thereafter is inclusive of 8,766 square feet of conference room space and fitness center space and 3,957 square feet of storage space and antenna space with no attributable underwritten base rent.

Environmental Matters.  The Phase I environmental report dated August 15, 2019 recommended no further action at the 225 Bush Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

The Market. The 225 Bush Property is located in San Francisco’s North Financial District on the corner of Sansome Street and Bush Street, one block from the South of Market neighborhood. The 225 Bush Property is approximately 0.5 miles east of Union Square, which features major international retailers such as Nike, Apple, Gucci, Macy’s and Louis Vuitton and approximately 0.1 miles from the popular dining corridor known as Belden Place. In addition, the 225 Bush Property is within walking distance to the Montgomery BART station (0.3 miles), MUNI light rail, bus system stops and the Transbay Terminal development.

As of the second quarter of 2019, the North Financial District office submarket consisted of approximately 30.3 million sq. ft. of office space with an overall market vacancy rate of 5.2% and average asking rent of approximately $67.81 PSF.

The appraisal identified six directly competitive office rent comparables located in the Financial District submarket. Comparable buildings were built between 1912 and 2000 and range in size from 47,733 sq. ft. to 485,000 sq. ft. Direct asking rents at the comparable properties ranged between $77.00 PSF and $92.00 PSF (full service leases) with a weighted average of approximately $86.29 PSF. The 225 Bush Property’s in-place weighted average office rent is $68.89 PSF, which is lower than the appraisal’s concluded office market rent, which ranges from $75.00 PSF to $90.00 PSF. The 225 Bush Property’s in-place weighted average office rent is approximately 18.1% below the weighted average concluded office market rent.

Appraiser's Concluded Office Market Rent(1)
Floor(s)	Rent PSF
Partial Floor	$75.00
Full Floor	$85.00
Benefit Cosmetics Space	$90.00
(1)	Based on the appraisal

Summary of Lease Comparables(1)
Property Name	Year Built/Renovated	# of Stories	Rentable Area (Sq. Ft.)	Lease Date	Lease Term (mos.)	Lease Size (Sq. Ft.)	Tenant Name	Base Rent
225 Bush Property (Subject)	1922, 1955 / 2010-2013	22	579,987	Various	Various	Various	Various	$68.89(2)
150 California	2000 / NAP	23	249,510	12/1/2019	84	19,541	City National Bank	$77.00
330-332 Pine Street	1912 / 2012	9	47,733	2/1/2019	62	6,345	Auto List	$80.00
The Landmark at One Market	1917 / 2000	11	434,396	10/1/2019	88	62,408	Duane Morris, LLP	$92.00
Embarcadero Center West	1988 / NAP	30	485,000	10/1/2018	96	1,559	Opus Bank	$84.00
150 Spear Street	1981 / NAP	18	264,551	9/15/2018	123	10,152	RMA Northern California	$78.00
353 Sacramento	1982 / NAP	23	284,751	4/1/2018	66	11,022	Crew App	$82.00
(1)	Based on the appraisal, unless otherwise indicated.

(2)	Represents the base rent PSF for the office space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

Cash Flow Analysis.

Cash Flow Analysis
	2016	2017	2018	T-12 8/31/2019	UW	UW Per Sq. Ft.
Base Rent(1)(2)	$32,955,563	$32,773,764	$33,530,722	$33,115,349	$38,476,742	$66.34
Vacant Income	0	0	0	0	613,434	1.06
Gross Potential Rent	$32,955,563	$32,773,764	$33,530,722	$33,115,349	$39,090,176	$67.40
Reimbursements	3,060,722	2,256,601	2,572,270	2,655,316	4,439,738	7.65
Other Income	833,678	776,575	679,963	760,436	476,903	0.82
Vacancy / Credit Loss	0	0	0	0	(2,176,496)	(3.75)
Effective Gross Income	$36,849,963	$35,806,940	$36,782,955	$36,531,101	$41,830,321	$72.12
Total Expenses	11,423,601	11,018,547	11,108,481	12,018,844	14,566,655	25.12
Net Operating Income(3)	$25,426,362	$24,788,393	$25,674,474	$24,512,257	$27,263,666	$47.01
Capital Expenditures	0	0	0	0	115,997	0.20
TI/LC	0	0	0	0	869,981	1.50
Net Cash Flow	$25,426,362	$24,788,393	$25,674,474	$24,512,257	$26,277,688	$45.31
(1)	Underwritten Base Rent is based on the in-place rent roll as of September 30, 2019 and inclusive of Benefit Cosmetics, which has indicated that it will not be extending its lease at the end of its term in August 2020. Benefit Cosmetics is currently in occupancy and paying full rent at $35.90 PSF, which is approximately 60.1% below the appraisal’s concluded market rent for the Benefit Cosmetics space of $90.00 PSF.

(2)	UW Base Rent is inclusive of (i) rent steps through November 2020 for all tenants and through November 2021 for Handshake (first rent step) equal to $1,055,382 and (ii) straight line rents for Target and Twitch over the loan term equal to $66,371.

(3)	Net Operating Income fluctuations year-over-year are due to tenant rent abatements associated with new leases.

Property Management. The 225 Bush Property is managed by 225 Bush Street Partners LLC, a Delaware limited liability company and an affiliate of the 225 Bush Borrower.

Lockbox / Cash Management. The 225 Bush Whole Loan is structured with a hard lockbox and springing cash management. The 225 Bush Borrower is required to direct all existing tenants of the 225 Bush Property to directly deposit all rents into a clearing account controlled by the lender. If no Trigger Period (as defined below) exists, the funds in the clearing account will be swept on a daily basis into the 225 Bush Borrower’s operating account. If a Trigger Period exists, such funds are required to be swept on a daily basis into a deposit account controlled by the lender. During a Trigger Period, funds in the deposit account are required to be applied and disbursed in accordance with the 225 Bush Whole Loan documents. During a Trigger Period, all excess cash after payment of the monthly debt service on the 225 Bush Whole Loan, all required reserves and budgeted operating expenses, and certain other items in the payment waterfall described in the 225 Bush Whole Loan documents will be reserved as additional collateral for the 225 Bush Whole Loan. Under certain circumstances and for limited purposes described in the 225 Bush Whole Loan documents, the 225 Bush Borrower may request disbursements of such excess cash flow.

A “Trigger Period” means the occurrence and continuation of (i) an event of default or (ii) a Low DSCR Period (as defined below).

A Trigger Period may be cured in accordance with the following conditions: with respect to a Trigger Period caused solely by (a) clause (i) above, the acceptance of a cure by the lender of the related event of default and (b) clause (ii) above, the debt service coverage ratio is at least 1.60x as of the last day of any calendar quarter.

A “Low DSCR Period” will commence if and when the debt service coverage ratio on the 225 Bush Whole Loan (as calculated in the 225 Bush Whole Loan documents) is less than 1.55x as of the last day of any calendar quarter and end if and when such event is cured as described above.

Initial Reserves and Ongoing Reserves.

Tax Reserve. At loan origination, the 225 Bush Borrower deposited $3,012,292 into a real estate tax reserve account. The 225 Bush Borrower is required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of annual real estate taxes, which is estimated to be $376,536.

Insurance Reserve. At loan origination, the 225 Bush Borrower deposited $838,031 into an insurance reserve account. The 225 Bush Borrower is required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of annual insurance premiums, which is estimated to be $119,719.

Replacement Reserve. The 225 Bush Borrower is required to make monthly deposits of an amount equal to $9,666 (approximately $0.20 PSF, annually) into a replacement reserve account, subject to a cap of $231,995 (approximately $0.40 PSF).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

225 Bush Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 7 225 Bush	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$28,600,000 34.6% 3.85x 13.4%

TI/LC Reserve. At loan origination, the 225 Bush Borrower deposited $4,097,106 into a TI/LC account in connection with five (5) leases. The 225 Bush Borrower is required to deposit into a TI/LC reserve, on a monthly basis, an amount equal to $96,665 for tenant improvement and leasing commission obligations (approximately $2.00 PSF, annually), subject to a cap of $3,479,922 (approximately $0.40 PSF).

Rent Concession Reserve. At loan origination, the 225 Bush Borrower deposited $886,122 into a rent concession reserve in connection with two (2) leases.

Current Mezzanine or Subordinate Indebtedness. The 225 Bush Subordinate Companion Note has an outstanding principal balance as of the Cut-off Date of $146.4 million and accrues interest at a fixed rate of 3.3030% per annum. The 225 Bush Subordinate Companion Note has a five-year term and is interest-only for the full term. For additional information, see “Description of the Mortgage Pool—The Whole Loans—The 225 Bush Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

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1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

1824 Alton Road
1824 Alton Road
Miami Beach, FL 33139
Weston
Davie
FORT LAUDERDALE
BROWARD COUNTY
Pembroke Pines
Miramar
Hollywood
Miami Gardens
North Miami Beach
North Miami
Hialeah
Miami Beach
MIAMI
Coral Gables
Kendale Lakes
Tamiami
MIAMI-DADE COUNTY
EVERGLADES NATIONAL PARK
The Hammocks
Kendall
Pinecrest
Richmond Hts
Palmetto Bay
South Miami Heights
Cutler Bay
Princeton
Naranja
Leisure City
Homestead
Atlantic Ocean
Biscayne Bay
Julia Tuttle Causeway
195
La Gorce Golf Course
Alton Rd.
Pine Tree Dr.
Collins Ave.
A1A
907
Miami Beach Resort
MIAMI-DADE COUNTY
Eden Roc Renaissance
Fountainebleau Miami Beach Hotel
Mid Beach
Mt. Sinai Medical Center
W. 41st St.
Talmudic University
MIAMI BEACH
Hotel Riu Plaza Miami Beach
The Palms Hotel & Spa
The Miami Beach EDITION
Miami Beach Golf Club
COMO Metropolitan
Biscayne Bay
Sunset Islands
W South Beach
Atlantic Ocean
Holocaust Memorial Miami Beach
Miami Beach Botanical Garden
The Bass
Collins Park
Miami Beach Convention Center
The Setai Miami Beach
The Fillmore Miami Beach
The Raleigh Hotel, The Richmond
Venetian Island
Belle Isle
Dade Blvd.
City Hall
17th St.
Delano Hotel
National, Sagamore Hotel, Ritz-Carlton
Miami Intl. Airport 8 miles
Venetian Causeway
Colony Theatre
LINCOLN ROAD MALL
New World Center
Loews Miami Beach
Royal Palm South Beach Miami
15th St.
City Center
Mac's Club Deuce
Clifton South Beach
Watson Island
Hibiscus Island
Flamingo Park
Lummus Park
Mondrian South Beach Hotel
11th St.
The Wolfsonian-Florida Intl. University
Congress Hotel South Beach
Palace, Social
Oceans 10, i paparazzi, Fat Tuesday, Mango's Tropical Cafe
PORT OF MIAMI TUNNEL
Palm Island
South Beach
MacArthur Causeway
Star Island
Larios on the Beach, Adiamo!, News Cafe, Wet Willie's
PORT OF MIAMI
Port Blvd.
Fifth and Alton
5th St.
Jewish Mus. of Florida
The Savoy
Dodge Island
41
Williams McCall Gallery
Forte dei Miami
Sams Island
Miami Beach Marina
1st St.
Marriott Stanton South Beach
S. Pointe Dr.
Bentley Beach Club
Yacht Club at Portofino
Miami Beach Ocean Rescue Lifeguard Tower
South Pointe Pier
Fisher Island
Fisher Island Club
Virginia Key

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

Mortgage Loan Information
Loan Seller:	SMC
Loan Purpose:	Refinance
Borrower Sponsors:	Michael G. Klinger; Martin G. Berger
Borrower:	Saber 1800 Alton, LLC
Original Balance:	$26,150,000
Cut-off Date Balance:	$26,150,000
% by Initial UPB:	3.3%
Interest Rate:	4.0030%
Payment Date:	6th of each month
First Payment Date:	January 6, 2020
Maturity Date:	December 6, 2029
Amortization:	Interest Only
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	LO(24);DEF(91);O(5)
Lockbox / Cash Management:	Soft Springing Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$47,584	$47,584
Insurance:	$22,851	$6,517
Replacement:	$0	$730
TI/LC:	$0	$1,991
Economic Reserve:	$500,000	$0
Rent Concession Reserve:	$236,536	$0
Starbucks Rent Gap Reserve	$48,675	$0
Environmental Reserve:	$20,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$821
Balloon Balance / Sq. Ft.:	$821
Cut-off Date LTV:	60.8%
Balloon LTV:	60.8%
Underwritten NOI DSCR:	1.93x
Underwritten NCF DSCR:	1.89x
Underwritten NOI Debt Yield:	7.8%
Underwritten NCF Debt Yield:	7.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Retail - Anchored
Collateral:	Fee Simple
Location:	Miami Beach, FL
Year Built / Renovated:	2018 / NAP
Total Sq. Ft.:	31,841
Property Management:	Saber Real Estate Advisors, LLC
(borrower affiliate)
Underwritten NOI:	$2,050,804
Underwritten NCF:	$2,010,206
Appraised Value:	$43,000,000
Appraisal Date:	October 11, 2019

Historical NOI(3)
Most Recent NOI:	NAV
2018 NOI:	NAV
2017 NOI:	NAV
2016 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	94.3% (November 15, 2019)
2018 Occupancy(3):	NAV
2017 Occupancy(3):	NAV
2016 Occupancy(3):	NAV

(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” below.

(2)	See “Initial Reserves and Ongoing Reserves” below.

(3)	The 1824 Alton Road Property (as defined below) was recently constructed. As such, Historical NOI and, except for Most Recent Occupancy, Historical Occupancy are not available.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

The Loan. The 1824 Alton Road mortgage loan (the “1824 Alton Road Loan”) is a fixed rate loan secured by a first mortgage encumbering the 1824 Alton Road Borrower’s fee simple interest in a 31,841 sq. ft., urban, anchored retail property located in Miami Beach, Florida (the “1824 Alton Road Property”) with an original and Cut-off Date principal balance of $26.15 million. The 1824 Alton Road Loan accrues interest at an interest rate of 4.0030% per annum. The 1824 Alton Road Loan has a 10-year term and is interest-only for the full term.

The 1824 Alton Road Loan proceeds, along with approximately $1.7 million of borrower sponsor equity, were used to retire an existing loan on the 1824 Alton Road Property of approximately $25.1 million, fund approximately $0.9 million of upfront reserves and pay closing costs of approximately $1.9 million. Based on the “as is” appraised value of approximately $43.0 million as of October 11, 2019, the Cut-off Date LTV is 60.8%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan Amount	$26,150,000	94.0%	Loan Payoff	$25,086,664	90.2%
Sponsor Equity	1,670,096	6.0	Closing Costs	1,857,786	6.7
			Reserves	875,646	3.1
Total Sources	$27,820,096	100.0%	Total Uses	$27,820,096	100.0%

The Borrower / Borrower Sponsors. The borrower, Saber 1800 Alton, LLC (the “1824 Alton Road Borrower”), is a single purpose, Florida limited liability company structured to be a bankruptcy remote entity with one independent director in its organizational structure. The borrower sponsors and the non-recourse carveout guarantors are Michael G. Klinger and Martin G. Berger (collectively, the “1824 Alton Road Borrower Sponsors”).

Michael G. Klinger and Martin G. Berger are the co-managing partners of Saber Real Estate Advisor (“Saber”) which has 30 years of operations dating back to its predecessor McCann Development. Saber specializes in ground up development, private equity, structured finance, workouts and development. Saber’s primary business is retail development in key gateway markets.

Michael G. Klinger has over 23 years of real estate experience. Prior to founding Saber, Mr. Klinger spent 12 years sourcing, analyzing, structuring and managing real estate and corporate investments for Blackstone Group, Related Companies, and Related Group Florida.

Martin G. Berger has directed the activities of McCann Development LLC and McCann Development Series II LLC, known today as Saber, since 1989. Both fully integrated real estate development companies are experienced in land acquisitions, entitlements, financing, construction, marketing and sale of residential, retail and hospitality products.

The Property and Tenants. The 1824 Alton Road Property consists of a 31,841 sq. ft. urban retail center and parking garage located in Miami Beach, Florida. The 1824 Alton Road Property is comprised of five levels: two stories of retail space totaling 31,841 sq. ft. and a three-level parking garage with 127 spaces (approximately 4.0 spaces per 1,000 sq. ft.). The newly opened parking garage is part of the collateral and is anticipated to generate a material amount of income for the 1824 Alton Road Property.

The 1824 Alton Road Property is 94.3% leased as of November 2019 to three national publicly-traded tenants on long-term net leases: Michaels, Citibank and Starbucks (which is expected to open for business in the first week of December 2019), with a weighted average lease term remaining of approximately 10.8 years. Michaels has established itself as the only national arts and crafts store located in the South Beach area. Citibank is a relocation of a now-closed branch on 17th Street and Washington Avenue, with approximately $500 million in deposits. Starbucks is also relocating to this location from a store at 15th Street and Alton Road.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Sales PSF	Occupancy Cost	Lease Expiration

Michaels(3)	NR/NR/BB-	22,717	71.3%	$56.00	62.0%	NAV	NAV	2/28/2031
Citibank(4)	A+/Aa3/A+	5,065	15.9	$121.68	30.0	NAV	NAV	9/30/2028
Starbucks(5)(6)	BBB+/Baa1/BBB+	2,241	7.0	$73.59	8.0	NAV	NAV	2/28/2030
Total Major Tenant		30,023	94.3%	$68.39	100.0%
Vacant		1,818	5.7
Total		31,841	100.0%

(1)	Based on the underwritten rent roll dated November 15, 2019 with averaged rent through the remaining lease terms for investment grade tenants totaling $48,086.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

(3)	Michaels has one 10-year lease renewal option and one five-year lease renewal option remaining.

(4)	Citibank has four five-year lease renewal options remaining.

(5)	Starbucks has accepted possession of its space and is currently completing its buildout with an anticipated opening date in the first week of December 2019. At origination of the 1824 Alton Road Loan, $157,681 was deposited with the title company for outstanding TI/LCs owed to Starbucks, along with $48,675, which is more than three months of Starbucks rental payments and reimbursements held by the lender.

(6)	Starbucks has four five-year lease renewal options remaining. Starbucks has a one-time right to terminate its lease after December 2024, with payment of a $156,870 termination fee if the prior trailing twelve months’ sales are below $1.5 million.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2020	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2021	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2022	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2023	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2024	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2025	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2026	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2027	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2028	1	5,065	15.9	5,065	15.9%	$121.68	30.0	30.0%
2029	0	0	0.0	5,065	15.9%	$0.00	0.0	30.0%
Thereafter	2	24,958	78.4	30,023	94.3%	$57.58	70.0	100.0%
Vacant	NAP	1,818	5.7	31,841	100.0%	NAP	NAP
Total / Wtd. Avg.	3	31,841	100.0%			$68.39	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in this lease rollover schedule.

(2)	Based on underwritten rent roll dated November 15, 2019 with averaged rent through the remaining lease terms for investment grade tenants totaling $48,086.

Michaels (22,717 sq. ft.; 71.3% NRA; 62.0% U/W Base Rent). Michaels is the anchor tenant at the 1824 Alton Road Property. Michaels is the largest arts and crafts specialty retailer in North America, providing materials, project ideas and education for creative activities. As of October 28, 2017, the company owned and operated more than 1,238 Michaels flagship stores in 49 states and Canada under the Michaels, Aaron Brothers and Pat Catan’s brands. Michaels is an original tenant at the 1824 Alton Road Property and has a lease expiration in February 2031 with one 10-year renewal option and one five-year renewal option remaining.

Citibank (5,065 sq. ft.; 15.9% NRA; 30.0% U/W Base Rent). Citibank was founded in 1812 as the City Bank of New York and later became First National City Bank of New York. The bank has more than 2,500 branches in 19 countries. The United States branches are concentrated in six metropolitan areas: New York City, Chicago, Los Angeles, San Francisco, Washington, D.C. and Miami. The Citibank on site is a critical relocation branch that holds more than $500 million in deposits. Citibank is an original tenant at the 1824 Alton Road Property and has a lease expiration in September 2028 with four five-year renewal options remaining.

Starbucks (2,241 sq. ft.; 7.0% NRA; 8.0% U/W Base Rent). Starbucks is the premier roaster, marketer and retailer of specialty coffee in the world, founded in 1971 and currently operating in 69 countries. Starbucks is expected to open for business at the 1824 Alton Road Property in December 2019 and has a lease expiration in February 2030 with four five-year renewal options remaining. Starbucks has a one-time right to terminate its lease after December 2024, with payment of a $156,870 termination fee if the prior trailing twelve months’ sales are below $1.5 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

Environmental Matters. The Phase I environmental report dated October 18, 2019 identified a recognized environmental condition related to soil and groundwater contamination at the 1824 Alton Road Property in connection with five prior petroleum discharges. The related environmental consultant recommended additional groundwater testing and quarterly sampling events in order to achieve a no further action designation from the related regulatory agency. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The 1824 Alton Road Property is located in Miami Beach, Florida within the Miami metropolitan statistical area. According to the appraisal, Miami Beach continues to be the strongest retail trade market in Miami-Dade County, supported by international visitors and affluent full-time and seasonal residents. The 1824 Alton Road is located at the intersection of Alton Road and Dade Boulevard. The 1824 Alton Road Property is located at the gateway into South Beach, two blocks north of the Lincoln Road Mall. The immediate neighborhood of Sunset Harbor is occupied by national retailers including Publix, Fresh Market, Office Depot and numerous restaurants.

According to the appraisal, the estimated 2018 populations within one-, three- and five-mile radii of the 1824 Alton Road Property are 28,871, 75,477 and 303,603, respectively. According to the appraisal, the median household incomes within one-, three- and five-mile radii of the 1824 Alton Road Property are $54,304, $57,156 and $43,850, respectively.

According to the appraisal, the 1824 Alton Road Property is located within the Miami-Dade retail market, which had an existing inventory of 131.1 million sq. ft. of retail space as of the third quarter of 2019. The Miami-Dade retail market had an overall vacancy rate of 4.0% as of the third quarter of 2019, with an average asking rental rate of $37.70 PSF. The 1824 Alton Road Property is located in the Miami Beach retail submarket, which had an existing inventory of 4.9 million sq. ft. as of the third quarter of 2019. The Miami Beach retail submarket had an overall vacancy rate of 8.8% as of the third quarter of 2019, with an average asking rental rate of $78.22 PSF.

1824 Alton Road Property Competitive Set(1)
Property Name/Location	Year Built	Occupancy	Tenant Name	Tenant Size (SF)	Lease Date	Lease Term (Yrs.)	Rent PSF
Anchor:
929 Retail 929 Alton Road Miami Beach, FL	2019	0.0%(2)	Quoted	10,248	Jan-20	10.0	$70.00
17 West 1691 West Avenue Miami Beach, FL	2019	85.0%(2)	Trader Joes	16,347	Sep-19	10.3	$59.88
801 Retail 801 Lincoln Road Miami Beach, FL	2017	100.0%	Anthropologie	11,788	Jun-16	10.0	$60.20
CVS 983 Washington Avenue Miami Beach, FL	1936	100.0%	CVS	12,443	Jun-15	20.0	$67.03
In-line:
17 West 1691 West Avenue Miami Beach, FL	2019	85.0%(2)	Verizon Wireless Sun Trust Quoted	1,600 3,696 2,631	Jan-20 Nov-19 Oct-19	5.0 10.0 10.0	$95.00 $125.00 $100.00
17 West 1698 Alton Road Miami Beach, FL	2019	50.0%(2)	GNC	1,146	Jan-20	10.0	$110.00
1916 Bay Road 1916 Bay Road Miami Beach, FL	1962	100.0%	Sunset Harbor Innovative Fitness Training	2,710	Oct-17	5.0	$70.00

(1)	Based on the appraisal, unless otherwise indicated.

(2)	929 Retail is currently under construction and 17 West is currently in lease-up.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

Cash Flow Analysis.

Cash Flow Analysis(1)
	U/W	U/W PSF
Base Rent(2)	$2,053,353	$64.49
Value of Vacant Space	163,620	5.14
Gross Potential Rent	$2,216,973	$69.63
Total Recoveries	767,803	24.11
Parking Income	128,000	4.02
Less: Vacancy	(208,160)	(6.54)
Effective Gross Income	$2,904,617	$91.22
Total Operating Expenses	853,813	26.81
Net Operating Income	$2,050,804	$64.41
TI/LC	31,841	1.00
Capital Expenditures	8,757	0.28
Net Cash Flow	$2,010,206	$63.13

(1)	The 1824 Alton Road Property was recently constructed. As such, historical NOI is not available.

(2)	U/W Base Rent is based on in-place rent as of November 15, 2019 with averaged rent through the remaining lease terms for investment grade tenants totaling $48,086.

Property Management. The 1824 Alton Road Property is managed by Saber Real Estate Advisors, LLC, an affiliate of the 1824 Alton Road Borrower.

Lockbox / Cash Management. The 1824 Alton Road Loan is structured with a soft springing hard lockbox and springing cash management. The 1824 Alton Road Borrower or property manager, as applicable, (i) is required to collect all rents from each tenant at the 1824 Alton Road Property and deposit such into the lockbox account and (ii) to the extent the 1824 Alton Road Borrower or property manager receives any rents or other revenues of any kind, is required to deposit such amounts into the lockbox account within one business day of receipt of the same. Upon the occurrence and during the continuance of a Sweep Event Period (as defined below), the 1824 Alton Road Borrower is required to deliver direction letters to each tenant directing them to pay all rents directly into the lockbox account and all funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender.

A “Sweep Event Period” will be in effect upon:

(i)	the occurrence and continuance of an event of default under the 1824 Alton Road Loan documents until cured;

(ii)	the date on which the debt service coverage ratio based on the trailing 12-month period is less than 1.40x until the debt service coverage ratio based on the trailing 12-month period is at least 1.50x for two consecutive calendar quarters; or

(iii)	the occurrence and continuance of a Major Tenant Trigger Event (as defined below) until cured as further described below.

A “Major Tenant Trigger Event” commences if Michaels or a replacement tenant (a “Major Tenant”) (i) defaults under its lease; (ii) terminates or gives notice to terminate its lease; (iii) gives notice to vacate or vacates all or any of its leased space; (iv) goes dark or otherwise fails to occupy 10% or more of its leased space; (v) becomes a debtor in any bankruptcy or other insolvency proceeding; or (vi) sublets 25% or more of its leased space, and such sublease is either entered into or is in effect during the last 24 months of the loan term.

A Major Tenant Trigger Event will terminate: (a) with regard to clause (i), upon the related tenant curing such default; (b) with regard to clauses (ii), (iii) and (iv), upon the related tenant having rescinded such notice and/or resumed their customary business operations in at least 90% of its leased space for at least two calendar quarters; (c) with regard to clause (v), upon the related tenant’s lease being affirmed in such proceeding and the related tenant being discharged from bankruptcy or other insolvency proceeding such that no proceedings are ongoing; and (d) with regard to clauses (i), (ii), (iii), (iv), (v) and (vi), when Replacement Tenant Conditions (as defined below) have been met.

“Replacement Tenant Conditions” means (i) the full execution, delivery and commencement of a Replacement Tenant Lease (as defined below) or Replacement Tenant Leases with one or more replacement tenants for at least 75% of the related Major Tenant space; (ii) (a) the terms of such Replacement Tenant Leases have commenced, (b) such Replacement Tenants are paying full, unabated rent in an amount of at least $45.00 PSF on a triple-net basis (provided the triple-net portion of such rent is equal to or greater than the triple-net amount Michaels is paying under the its lease as of the loan closing date) and (c) the NCF debt yield for the 1824 Alton Road Property is at least 7.35% (as determined in the loan documents and as calculated by the lender); and (iii) the 1824 Alton Road Borrower has paid in full any outstanding landlord obligations for tenant improvements, leasing expenses, or otherwise (all as evidenced by a tenant estoppel certificate(s) executed by such replacement tenant(s) and in form and substance acceptable to the lender).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

1824 Alton Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 1824 Alton Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,150,000 60.8% 1.89x 7.8%

A “Replacement Tenant Lease” means a lease for all or a portion of the applicable Major Tenant space for at least five years under terms substantially similar to or more favorable to the 1824 Alton Road Borrower than such terms of the lease which was the subject of the Major Tenant Trigger Event that is being cured (except for any requirement satisfied by the Replacement Tenant Conditions) or otherwise under terms and conditions satisfactory to the lender. In the event the term of the Replacement Tenant Lease expires prior to the date that is one year after the maturity date of the 1824 Alton Road Loan, the Replacement Tenant Conditions will not be deemed satisfied for purposes of the definition of a Major Tenant Trigger Event, and as such, a Major Tenant Trigger Event will again be deemed to have occurred upon the earlier of (x) 12 months prior to the Replacement Tenant Lease expiration date and (y) 12 months prior to the maturity date of the 1824 Alton Road Loan.

Initial Reserves and Ongoing Reserves.

Tax Reserve. At loan origination, the 1824 Alton Road Borrower deposited $47,584 into a tax reserve account. On a monthly basis, the 1824 Alton Road Borrower is required to deposit one-twelfth (1/12) of the estimated annual real estate taxes, which currently equates to $47,584, into a tax reserve account.

Insurance Reserve. At loan origination, the 1824 Alton Road Borrower deposited $22,851 into an insurance reserve account. On a monthly basis, the 1824 Alton Road Borrower is required to deposit one-twelfth (1/12) of the estimated annual insurance premiums, which currently equates to $6,517, into an insurance reserve account.

Replacement Reserve. On a monthly basis, the 1824 Alton Road Borrower is required to deposit $730 (approximately $0.28 PSF per annum) into a replacement reserve account.

TI/LC Reserve. On a monthly basis, the 1824 Alton Road Borrower is required to deposit $1,991 (approximately $0.75 PSF per annum) into a TI/LC reserve account for the first 60 months of the loan term and $2,654 (approximately $1.00 PSF per annum) thereafter.

Economic Reserve. At loan origination, the 1824 Alton Road Borrower deposited $500,000 into an economic reserve account related to future parking income, to be released any time on or after the ninth payment date of the loan, upon receipt of satisfactory evidence that the 1824 Alton Road Property’s trailing 12 months NCF debt yield is at least 7.35%.

Rent Concessions Reserve. At loan origination, the 1824 Alton Road Borrower deposited $236,536 into a rent concessions reserve account.

Starbucks Rent Gap Reserve. At loan origination, the 1824 Alton Road Borrower deposited $48,675 into a rent gap reserve account related to Starbucks.

Environmental Reserve. At loan origination, the 1824 Alton Road Borrower deposited $20,000 into an environmental reserve account to complete groundwater testing.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. Certain direct or indirect constituent owners of the 1824 Alton Road Borrower (other than the special purpose entity managing member of the 1824 Alton Road Borrower) may incur debt (the “Mezzanine Financing”) during the 1824 Alton Road Loan term from a mezzanine lender acceptable to the lender (a “Qualified Mezzanine Lender”), secured by a pledge of 100% of the equity interest held by the 1824 Alton Road Mezzanine Borrower in the 1824 Alton Road Borrower, provided the following conditions, among others, are met: (i) the aggregate debt service cover ratio is not less than 1.81x; (ii) the aggregate loan-to-value (based on the 1824 Alton Road Loan amount and the Mezzanine Financing) does not exceed 60.8%; (iii) the aggregate debt yield (based on the 1824 Alton Road Loan amount and the Mezzanine Financing) is not less than 7.35%; (iv) the 1824 Alton Road Loan and the Mezzanine Financing are co-terminus; (v) the Qualified Mezzanine Lender executes an intercreditor agreement acceptable to the lender; and (vi) the terms and documentation of the Mezzanine Financing are acceptable to the lender.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

MANHATTAN
Financial District
Battery Park City
Hudson River
East River
180 Water
180 Water Street
New York, NY 10038
9A
Harrison St.
Hudson St.
West Broadway
Church St.
Broadway
Theatre Museum
33 Thomas Street
Worth St.
Ted Weiss Federal Bldg.
Borough of Manhattan Community College
BMCC Tribeca Performing Arts Center
Washington Market Park
Greenwich St.
HUDSON RIVER GREENWAY
Chambers St.
CHAMBERS ST.
Tweed Courthouse
West St.
Warren St.
CHAMBERS ST.
NY Public Library
Murray St.
CITY HALL
NYC City Hall
Gov. Nelson A. Rockefeller Park
St. Johns University-Manhattan Campus
PARK PLACE
200 West Street
Barclay St.
Woolworth Building
WORLD TRADE CTR.
7 World Trade Ctr.
Vesey St.
New York Downtown Hospital
250 Vesey Street
200 Vesey Street
1 World Trade Ctr.
2 World Trade Ctr.
BROADWAY-NASSAU
BROOKFIELD PLACE
North Pool
WTC TRANSPORTATION HUB
55 John Street
FULTON ST.
Fulton St.
Water St.
PATH
North Cove Marina
Memorial Museum
3 World Trade Ctr.
FULTON ST.
CORTLANDT ST.
Pearl St.
Fulton Market
SOUTH STREET SEAPORT
Manhattan Yacht Club
NATIONAL SEPT. 11 MEMORIAL
South Pool
225 Liberty Street
4 World Trade Ctr.
Federal Reserve Building
Nassau St.
Liberty St.
John St.
9/11 Tribute Museum
Zuccotti Park
28 Liberty Street
William St.
200 Liberty Street
5 World Trade Ctr.
Maiden Ln.
South St.
FDR Drive
80 Pine Street
Trinity Pl.
HUDSON RIVER GREENWAY
Federal Hall
40 Wall Street
WALL-WILLIAM ST
55 Wall Street
60 Wall Street
Continental Tower
Trinity Church
WALL ST.
Rector St.
120 Wall Street
NY Stock Exchange
Wall St.
RECTOR ST.
BROAD ST.
20 Exchange Place
111 Wall Street
Thames St.
10 Hanover Square
77 Water Street
1 Financial Square
Beaver St.
New St.
60 Broad Street
Ulysses
Old Slip
Battery St.
Nyack College NYC Campus
Greenwich St.
Double Tree NYC-Financial Dist.
7 Hanover Square
2 Broadway
85 Broad Street
Broad St.
The Skyscraper Museum
The Whitehall Building
BOWLING GREEN
The Dead Rabbit
Museum of Jewish Heritage
Natl. Museum of the American Indian
WHITEHALL ST.-SOUTH FERRY
Water St.
2 & 4 New York Plaza
Downtown Manhattan Heliport
Wagner Park
State St.
17 State Street
FDR Drive
1 New York Plaza
Battery Park
Castle Clinton Natl. Monument
SOUTH FERRY TERMINAL
Maritime Battery Building
478
Statue of Liberty Vista Point
SeaGlass Carousel
Whitehall Terminal (Staten Island Ferry)
BROOKLYN-BATTERY TUNNEL
Upper West Side
Upper East Side
Astoria
Central Park
QUEENS
West New York
North Bergen
Long Island City
Weehawken
West Side
East Side
Midtown
Union City
Chelsea
Greenpoint
MANHATTAN
Williamsburg
Hoboken
Hudson River
Greenwich Village
NEW JERSEY
SoHo
Little Italy
Lower East Side
Tribeca
Chinatown
JERSEY CITY
Financial District
Downtown Brooklyn
BROOKLYN
Brooklyn Heights
Liberty State Park
Park Slope
East River

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

Mortgage Loan Information
Loan Seller(1):	CCRE
Loan Purpose:	Refinance
Credit Assessment Fitch/KBRA/S&P(2):	BBB-/A/N/A
Borrower Sponsor:	Nathan Berman
Borrower:	180 Water LLC
Original Balance(3):	$25,000,000
Cut-off Date Balance(3):	$25,000,000
% by Initial IPB:	3.2%
Interest Rate:	3.410377%
Payment Date:	6th of each month
First Payment Date:	December 6, 2019
Maturity Date:	November 6, 2024
Amortization:	Interest Only
Additional Debt(3)(4):	$112,500,000 Pari Passu debt; $127,500,000 Subordinate debt; $100,000,000 Mezzanine debt
Call Protection(5):	LO(25);DEF(32);O(3)
Lockbox / Cash Management:	Hard / In Place

Reserves(6)
	Initial	Monthly
Taxes:	$2,830,078	$739,930
Insurance:	$100,505	Springing
Replacement:	$0	$11,936
TI/LC:	$333,406	Springing
Conversion:	$1,808,900	$0
Shortfall(7):	$1,400,000	$0
Prepaid Rent(6):	$891,146	$0

Financial Information(3)
	Senior Notes	Whole Loan	Total Debt
Cut-off Date Balance / Unit:	$239,965	$462,478	$636,998
Balloon Balance / Unit:	$239,965	$462,478	$636,998
Cut-off Date LTV:	30.5%	58.7%	80.8%
Balloon LTV:	30.5%	58.7%	80.8%
Underwritten NOI DSCR:	3.17x	1.64x	0.86x
Underwritten NCF DSCR:	3.15x	1.63x	0.85x
Underwritten NOI Debt Yield:	11.0%	5.7%	4.1%
Underwritten NCF Debt Yield:	10.9%	5.6%	4.1%
(1)	The 180 Water Loan (as defined below) was originated by DBR Investments Co. Limited (“DBRI”). Note A-3 will be acquired by CCRE from Deutsche Bank AG, New York Branch, an affiliate of DBRI, on or before the closing date of the CF 2019-CF3 securitization.

(2)	Fitch and KBRA provided the listed assessments for the 180 Water Whole Loan in the context of its inclusion in the mortgage pool. S&P did not provide a credit assessment but confirmed that the 180 Water Whole Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)	The 180 Water Loan consists of the non-controlling Note A-3 and is part of the 180 Water Whole Loan (as defined below), which is evidenced by five senior pari passu notes and one subordinate note, with an aggregate outstanding principal balance as of the Cut-off Date of $265.0 million. The 180 Water Total Debt (as defined below) consists of the 180 Water Whole Loan and the 180 Water Mezzanine Loan (as defined below), with an aggregate principal balance of $365.0 million. For additional information, see “The Loan” below.

(4)	See “Current Mezzanine or Subordinate Indebtedness” and “Future Mezzanine or Subordinate Indebtedness Permitted” below.

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Multifamily – High Rise
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1971 / 2017
Total Units:	573
Property Management:	Metro Loft Management, LLC
Underwritten NOI(8):	$15,073,087
Underwritten NCF:	$14,955,732
Appraised Value(9):	$451,500,000
Appraisal Date:	September 18, 2019

Historical NOI
Most Recent NOI(8):	$13,118,762 (as of T-12 June 30, 2019)
2018 NOI:	$11,665,024 (December 31, 2018)
2017 NOI(10):	NAP
2016 NOI(10):	NAP

Historical Occupancy
Most Recent Occupancy:	97.0% (October 17, 2019)
2018 Occupancy:	96.0% (December 31, 2018)
2017 Occupancy:	NAP
2016 Occupancy:	NAP
(5)	The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 6, 2019. The 180 Water Borrower (as defined below) has the option to defease the full $265.0 million 180 Water Whole Loan after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) the third anniversary of the first payment date. The assumed lockout period of 25 payment dates is based on the expected closing date of the CF 2019-CF3 securitization in December 2019. The actual lockout period may be longer.

(6)	For a full description of escrows and reserves, see “Initial Reserves and Ongoing Reserves” below. The shortfall reserve includes $200,000 which was deposited by the 180 Water Borrower on November 6, 2019. The prepaid rent reserve represents the $891,146 deposit made by the 180 Water Borrower on November 6, 2019.

(7)	At loan origination, the 180 Water Borrower deposited $1.2 million into a shortfall reserve with an additional $200,000 deposited on November 6, 2019. The shortfall reserve will be available to cover cash flow shortfalls in debt service on the 180 Water Total Debt, reserves and operating expenses until the debt service coverage ratio for the 180 Water Total Debt is equal to 1.15x and the 180 Water Whole Loan debt service coverage ratio is equal to 2.21x. See “Initial Reserves and Ongoing Reserves” below. The 180 Water Borrower’s current business plans are to (i) lease-up the 180 Water Property’s (as defined below) retail component and (ii) complete the conversion of additional mezzanine space between the grade level and the second floor into seven additional residential units. See “The Property” below.

(8)	The increase in NOI from T-12 June 30, 2019 to Underwritten is a result of the lease up and stabilization of the residential component and the signing of two retail leases.

(9)	Reflects the “as is” appraised value. The appraisal also concluded to (i) an “Alternate As-Is” appraised value of $453.5 million and (ii) a “Prospective As Complete” appraised value of $458.5 million. The “Alternate As-Is” value is based on the assumption that the remaining planned capital expenditures for the mezzanine unit additions are fully funded and reserved by the lender and that these reserved funds would pass with title to any purchaser of the 180 Water Property. The “Prospective As Complete” appraised value assumes the completion of the construction of seven additional residential units to be located on the mezzanine floor of the 180 Water Property as described below. At loan origination, the 180 Water Borrower reserved approximately $1.8 million for the conversion and completion of the additional units on the mezzanine floor.

(10)	2016 and 2017 NOI are not available because the 180 Water Property was under renovation during this period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

The Loan. The 180 Water mortgage loan (the “180 Water Loan”) is part of a whole loan with an aggregate outstanding principal balance as of the Cut-off Date of $265.0 million (the “180 Water Whole Loan”), secured by the 180 Water Borrower’s fee simple interest in a 573-unit, Class A, high-rise multifamily property with ground floor retail, located in the Financial District of New York, New York (the “180 Water Property”). The 180 Water Whole Loan consists of (i) a senior loan, comprised of five pari passu notes with an aggregate principal balance as of the Cut-off Date of $137.5 million (the “180 Water Senior Notes”), one of which (Note A-3 with an outstanding principal balance as of the Cut-off Date of $25.0 million) is being contributed to the CF 2019-CF3 securitization and constitutes the 180 Water Loan, and the remainder of which have been or are expected to be contributed to one or more future securitizations and (ii) a subordinate loan, comprised of one note with an outstanding principal balance as of the Cut-off Date of $127.5 million (the “180 Water Subordinate Companion Loan”), each as described below. Additionally, there is a mezzanine loan in place, with an aggregate original principal balance of $100,000,000 (the “180 Water Mezzanine Loan” and, together with the 180 Water Whole Loan, the “180 Water Total Debt”). The relationship between the holders of the 180 Water Senior Notes and 180 Water Subordinate Companion Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The 180 Water Pari Passu-AB Whole Loan” in the Preliminary Prospectus. The 180 Water Whole Loan has a five-year term and is interest-only for the full term of the loan.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-3	$25,000,000	$25,000,000	CF 2019-CF3	No
Note A-1	50,000,000	50,000,000	Benchmark 2019-B14	No(1)
Note A-2	40,000,000	40,000,000	COMM 2019-GC44(2)	No
Note A-4	15,000,000	15,000,000	COMM 2019-GC44(2)	No
Note A-5	7,500,000	7,500,000	COMM 2019-GC44(2)	No
Senior Notes	$137,500,000	$137,500,000
Note B	127,500,000	127,500,000	COMM 2019-GC44(2)	Yes(1)
Whole Loan	$265,000,000	$265,000,000
Mezzanine	$100,000,000	$100,000,000
Total	$365,000,000	$365,000,000
(1)	The initial controlling note is Note B, so long as no control appraisal period with respect to the 180 Water Whole Loan has occurred and is continuing. Otherwise, the controlling note will be Note A-1. See “Description of the Mortgage Pool—The Whole Loans—The 180 Water Pari Passu-AB Whole Loan”.

(2)	The COMM 2019-GC44 securitization transaction is not yet closed and is expected to close prior to the CF 2019-CF3 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$265,000,000	68.4%	Loan Payoff	$378,415,399	97.7%
Mezzanine Loan	100,000,000	25.8	Upfront Reserves	6,272,889	1.6
Sponsor Equity	22,434,416	5.8	Closing Costs	2,746,128	0.7
Total Sources	$387,434,416	100.0%	Total Uses	$387,434,416	100.0%

The Borrower / Borrower Sponsor. The borrowing entity for the 180 Water Whole Loan is 180 Water LLC (the “180 Water Borrower”), a Delaware limited liability company and special purpose entity.

The borrower sponsor and non-recourse carveout guarantor is Nathan Berman (the “180 Water Borrower Sponsor”). Nathan Berman is the founder and owner of Metro Loft Management, LLC (“Metro Loft”), a vertically integrated real estate development and management company. Based in New York, Metro Loft focuses on luxury rental and developmental properties in Lower Manhattan and is the largest residential manager in downtown Manhattan. Family owned and operated, Metro Loft privately develops, manages and leases its properties exclusively. Nathan Berman is a developer who has renovated and constructed 14 other former office buildings into residential apartments and condos, including landmarks such as 20 Exchange Place, 63 Wall Street, 116 John Street, 17 John Street, 84 William Street, 135 William Street, 71 Leonard Street, 47 Ann Street and 443 Greenwich Street.

The Property. The 180 Water Property is a Class A, 573-unit multifamily property located in the Financial District of Manhattan, New York. The 180 Water Property was constructed in 1971 as an office building and was converted into a high-rise multifamily building with ground floor retail, following a gut renovation that was completed in 2017.

Each residential unit features high-end finishes, 8 to 11-foot ceiling heights and an in-unit washer/dryer. The 180 Water Property features 17,184 square feet of amenity space. The amenity space includes a rooftop pool, landscaped and furnished rooftop terrace, fitness facility, personal storage and bike storage units, 24-hour doorman, on-site valet and on-site concierge (dry cleaning, maid service, laundry and pet care, among others).

As of October 17, 2019, the 180 Water Property residential space was 97.0% occupied with a weighted average rent of $4,283 per unit. The 180 Water Property has 13,773 square feet of ground floor retail space occupied by two tenants, Dunkin Donuts and Citibank. In July 2018, Dunkin Donuts signed a 10-year lease for 750 square feet on the ground floor plus an additional 200 square feet of mezzanine space, and Citibank (rated Aa3/A+/A+ by Moody’s/Fitch/S&P) recently executed a 10-year lease for 3,496 square feet on the ground floor. In addition, there is an outstanding letter of intent for Neapolitan Express to occupy approximately 650 square feet at $211 PSF on a ten-year lease; however, there is no assurance that a lease will be executed with that tenant on those terms or at all.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

The 180 Water Borrower’s current business plan is to lease-up the 180 Water Property’s retail component, which is 30.8% occupied as of June 30, 2019, although the 180 Water Borrower is under no obligation to pursue the plan. The 180 Water Borrower also plans and is required under the 180 Water Whole Loan documents, to complete the conversion of certain mezzanine space between the grade level and the second floor into seven additional residential units. The lease-up of the retail component and the construction and lease-up of the additional mezzanine units are estimated to add approximately $1.1 million and $400,000, respectively, to net cash flow. There can be no assurance as to whether or when the seven additional residential units will be constructed, or whether such residential units or the vacant retail units will be leased, or what the rate or income will be on any such unit. At loan origination, the 180 Water Borrower deposited approximately $1.8 million into a conversion holdback reserve for the completion of the seven residential units and $333,406 into a rollover reserve for future tenant improvements and leasing commissions.

Multifamily Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy(2)	Average Unit Size (SF)(2)	Average Rent per Unit(3)	Average Rent PSF/Year(3)
Studio	256	44.7%	96.9%	455	$3,165	$83.64
1BR/1BA	166	29.0	99.4%	623	$4,251	$81.78
1BR/2BA	50	8.7	98.0%	882	$5,445	$74.18
2BR/2BA	53	9.2	98.1%	878	$5,641	$77.32
3BR/3BA	48	8.4	87.5%	1,258	$7,965	$76.04
Total / Wtd. Avg.	573	100.0%	97.0%	648	$4,283	$80.03
(1)	Based on the underwritten rent roll dated October 17, 2019.

(2)	Occupancy and Average Unit Size (SF) represent a weighted average of the various unit type layouts.

(3)	Average Rent per Unit and Average Rent PSF/Year are based on occupied units.

Commercial Tenant Summary(1)
Tenant	Ratings (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Citibank	Aa3 / A+ / A+	3,496	25.4%	$225.00	82.2%	4/30/2029
Dunkin Donuts	NR / NR / NR	750	5.4	$226.67	17.8	8/31/2029
Total Occupied		4,246	30.8%	$225.29	100.0%
Vacant		9,527	69.2
Total		13,773	100.0%

(1)	Based on the underwritten rent roll dated June 30, 2019.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

Environmental Matters.  The Phase I environmental report dated September 30, 2019 recommended no further action at the 180 Water Property.

The Market. The 180 Water Property is located at the southwest corner of John Street and Water Street in the Financial District of downtown Manhattan. The 180 Water Property is located four blocks from the Fulton Transit Center, two blocks from the FDR, four blocks from the Brooklyn Bridge and is serviced by 12 different NYC subway lines, the PATH trains and numerous bus and ferry lines. According to the appraisal, the 180 Water Property is located in the Financial District residential submarket. As of the second quarter of 2019, the Financial District residential inventory consisted of 26,101 units with a 2.0% vacancy rate and average rent of $4,238 per unit. According to the appraisal, the 2019 estimated population within the 10038 zip code is 21,826 and the 2019 estimated average household income within the zip code is $154,459.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

The appraisal identified five comparable multifamily properties proximate to the 180 Water Property. The 180 Water Property comparables range from 475 to 650 units with an average of 542 units. Residential lease comparables are presented in the table below.

Residential Lease Comparables(1)
No.	Property Location	Distance from 180 Water Property(miles)	Year Built/Renovated	Number of Stories	Occupancy	No. Units	Unit Type	Lease Areas (SF)	Base Rent	Base Rent PSF
1	95 Wall Street	0.10 mile(s)	1970/2008	22	97.0%	507	0BR	454	$3,178	$84.00
							1BR	678	$4,035	$71.42
							2BR	1079	$6,000	$66.73

2	2 Gold Street	0.11 mile(s)	2005	51	99.0%	650	0BR	446	$3,090	$83.14
							1BR	680	$3,700	$65.29
							2BR	880	$5,740	$78.27

3	10 Hanover Square	0.11 mile(s)	1971/2005	28	98.6%	500	0BR	545	$3,277	$72.15
							1BR	781	$5,194	$79.81
							2BR	1,161	$6,292	$65.03

4	63 Wall Street(2)	0.10 mile(s)	1928/2003	37	96.8%	475	0BR	N/A	$3,150	N/A
							1BR	N/A	$3,870	N/A
							2BR	N/A	$5,435	N/A
							3BR	991	$6,405	$77.56

5	200 Water Street	0.00 mile(s)	1971/2009	32	98.6%	576	0BR	548	$3,300	$72.26
							0BR	632	$3,525	$66.93
							1BR	650	$4,000	$73.85
							1BR	722	$4,350	$72.30
							2BR	980	$6,050	$74.08
(1)	Source: Appraisal.

(2)	63 Wall Street is owned by the 180 Water Borrower Sponsor.

Cash Flow Analysis.

Cash Flow Analysis
	2018	T-12 6/30/2019(1)	UW	UW Per Unit
Residential Income
Gross Potential Rent	$ 27,773,850	$ 29,050,974	$29,637,638	$51,723.63
Vacancy	(433,534)	(1,076,071)	(1,063,154)	(1,855.42)
Concessions	(1,744,444)	(916,613)	(418,728)	(730.76)
Net Residential Income	$ 25,595,872	$ 27,058,291	$28,155,756	$49,137.45
Commercial Income(2)
Commercial Income	2,594,772	1,729,848	2,273,325	165.06
Vacancy	(2,465,454)	(1,729,848)	(1,316,725)	(95.60)
Net Commercial Income	$129,318	$0	$956,600	$69.45
Other Income(3)	921,404	915,779	915,779	1,598.22
Effective Gross Income	$26,646,594	$27,974,070	$30,028,135	$52,405.12
Total Operating Expenses	14,981,570	14,855,308	14,955,048	26,099.56
Net Operating Income(4)	$11,665,024	$13,118,762	$15,073,087	$26,305.56
Capital Expenditures	0	0	117,355	204.81
Net Cash Flow	$11,665,024	$13,118,762	$14,955,732	$26,100.75
(1)	T-12 6/30/2019 column represents the trailing 12-month period ending on June 30, 2019.

(2)	Commercial Income related line items are based on the total commercial square footage of 13,773. All other line items are based on the 573 residential units.

(3)	Other Income includes surrender income, storage income, pool rental income, late fees, residential electric income, escalation and miscellaneous income.

(4)	The increase in Net Operating Income from T-12 6/30/2019 to Underwritten is a result of the lease-up and stabilization of the residential component and signing of two retail leases.

Property Management. The 180 Water Property is managed by Metro Loft Management, LLC, an affiliate of the 180 Water Borrower Sponsor.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

Lockbox / Cash Management. The 180 Water Whole Loan is structured with a hard lockbox and in place cash management. The related 180 Water Borrower is required to cause all rents to be deposited directly into the lender-controlled lockbox account. All funds received by the 180 Water Borrower or the manager are required to be deposited in the lockbox account within one business day following receipt. Funds on deposit in the lockbox account are required to be swept on each business day into a lender-controlled cash management account and applied on each payment date to the payment of debt service (mortgage and mezzanine), the funding of required reserves and budgeted and approved extraordinary monthly operating expenses. Provided that no Trigger Period (as defined below) is continuing, excess cash in the cash management account will be disbursed to the 180 Water Borrower in accordance with the 180 Water Whole Loan documents. If a Trigger Period is continuing, excess cash in the cash management account will be transferred to an account held by the lender as additional collateral for the 180 Water Whole Loan. As of the origination date of the 180 Water Whole Loan, a Trigger Period existed as a result of a Low DSCR Period (as defined below) with respect to the 180 Water Total Debt and the 180 Water Whole Loan.

A “Trigger Period” means a period commencing upon the occurrence of: (i) an event of default; (ii) a Low DSCR Period; or (iii) a default under the 180 Water Mezzanine Loan.

A Trigger Period may be cured (a) with respect to clause (i) above, upon the acceptance by the lender of a cure of such event of default, (b) with respect to clause (ii) above, the debt service coverage ratio has satisfied the conditions as defined below or (c) with respect to clause (iii) above, upon the receipt by the lender of a notice from the mezzanine lender that such event of default has been cured.

A “Low DSCR Period” will commence when (i) the aggregate debt service coverage ratio of the 180 Water Total Debt (or any replacement thereof described below) is less than 1.15x or (ii) the debt service coverage ratio of the 180 Water Whole Loan is less than 2.21x and will end if, (a) with respect to a Low DSCR Period continuing pursuant to clause (i), the 180 Water Property achieves an aggregate debt service coverage ratio for the 180 Water Total Debt of at least 1.15x for two consecutive calendar quarters and (b) with respect to a Low DSCR Period continuing pursuant to clause (ii), the 180 Water Property has achieved a debt service coverage ratio for the 180 Water Whole Loan of at least 2.21x for two consecutive calendar quarters. As of the origination date of the 180 Water Whole Loan, a Low DSCR Period existed with respect to the Total Debt and the 180 Water Whole Loan.

Initial Reserves and Ongoing Reserves.

Tax Reserve. At loan origination, the 180 Water Borrower deposited $2,830,078 into a real estate tax reserve account. The 180 Water Borrower is required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual real estate taxes, initially estimated to be $739,930.

Insurance Reserve. At loan origination, the 180 Water Borrower deposited $100,505 into an insurance reserve account. The 180 Water Borrower is required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual insurance premiums, initially estimated to be $82,813, except that deposits will not be required with respect to the premiums for all risk insurance during any period when the 180 Water Borrower maintains coverage under a blanket insurance policy.

Replacement Reserve. The 180 Water Borrower is required to deposit into a replacement reserve, on a monthly basis, $20.83 per residential unit, initially estimated to be $11,936.

TI/LC Reserve. At loan origination, the 180 Water Borrower deposited $333,406 into a TI/LC reserve account. The TI/LC reserve is springing upon (i) any lease modification; (ii) any settlement of claims against third parties; (iii) any lease termination payments or (iv) any sum from any tenant related to an assignment or sublet.

Shortfall Reserve. At loan origination, the 180 Water Borrower deposited $1,200,000 into an operating shortfall reserve account. Additionally, on November 6, 2019, the 180 Water Borrower deposited $200,000 in the operating shortfall reserve account. The shortfall reserve will be available to cover cash flow shortfalls in debt service on the 180 Water Total Debt, reserves and operating expenses. If the lender determines that the balance of the shortfall reserve is less than the shortfalls expected to occur over the immediately succeeding three-month period, then the lender may notify the 180 Water Borrower , and the 180 Water Borrower will be required to deposit additional funds into the shortfall reserve such that the balance will cover all expected shortfalls to occur over the immediately succeeding six-month period. If the debt service coverage ratio of the 180 Water Total Debt is equal to or greater than 1.15x and the debt service coverage ratio for the 180 Water Whole Loan is equal to or greater than 2.21x as of the end of any calendar quarter, any remaining balance in the shortfall reserve will be returned to the 180 Water Borrower.

Prepaid Rent Reserve. On November 6, 2019, the 180 Water Borrower deposited $891,146 into a prepaid rent reserve account. The 180 Water Borrower is permitted to collect residential rents more than one month (but not more than twelve months) in advance, provided that, within three business days following the 180 Water Borrower’s receipt of any such rents, the 180 Water Borrower deposits such prepaid rents into the prepaid rent reserve. On each monthly payment date, one-twelfth (1/12) of the prepaid rent reserve will be included in the cash flow applied on such monthly payment date pursuant to the cash management provisions described under “Lockbox / Cash Management” above.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 9 180 Water	Cut-off Date Balance: Cut-off Date LTV: UW NCF DSCR: UW NOI Debt Yield:	$25,000,000 30.5% 3.15x 11.0%

Conversion Reserve. At loan origination, the 180 Water Borrower deposited $1,808,900 into a conversion reserve account. Funds in the conversion reserve will be made available to the 180 Water Borrower to cover the costs of converting the mezzanine space of the 180 Water Property into seven additional residential units as described above. The 180 Water Borrower is required to substantially complete such conversion not later than October 18, 2020 (subject to certain force majeure events).

Partial Release. None.

Current Mezzanine or Subordinate Indebtedness. A mezzanine loan (the “180 Water Mezzanine Loan”) was funded to the owners of the 180 Water Borrower concurrently with the funding of the 180 Water Whole Loan. The 180 Water Mezzanine Loan has an original principal balance of $100.0 million, accrues interest at a per annum rate of 8.3000% and is interest-only for its entire term, provided that if the debt yield for the 180 Water Total Debt increases to 6.50%, then the interest rate will be reduced to a per annum rate of 7.8000%. The 180 Water Mezzanine Loan is expected to be sold to an unaffiliated third party of the originator of the 180 Water Whole Loan. In addition, as described above, the 180 Water Subordinate Companion Note is a part of the 180 Water Whole Loan. The 180 Water Subordinate Companion Note has an outstanding principal balance as of the Cut-off Date of $127.5 million and accrues interest at a fixed rate of 3.410377% per annum. The 180 Water Subordinate Companion Note has a 60-month term and is interest-only for the full term of the loan. For additional information, see “Description of the Mortgage Pool—The Whole Loans—The 180 Water Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted. The 180 Water Borrower has a one-time right to replace the 180 Water Mezzanine Loan in whole (but not in part) with a replacement mezzanine loan, provided, among other things, (i) the principal amount of the replacement mezzanine loan is no greater than the lesser of (x) the outstanding principal balance of the 180 Water Mezzanine Loan at such time and (y) $100.0 million, (ii) the new lender executes an intercreditor agreement that is substantially the same as the intercreditor agreement for the 180 Water Mezzanine Loan, (iii) immediately after the closing of the replacement mezzanine loan, (x) the debt service coverage ratio for the180 Water Total Debt would be no less than the greater of (a) 0.85x and (b) the debt service coverage ratio for the180 Water Total Debt immediately prior to the closing of the replacement mezzanine loan, and (y) the debt yield for the 180 Water Total Debt would be no less than the greater of (a) 4.1% and (b) the debt yield for the 180 Water Total Debt immediately prior to the closing of the replacement mezzanine loan.

Zoning Lot Merger. The 180 Water Borrower has the right to consummate a zoning lot merger of the 180 Water Property with the adjacent property known as 160 Water Street in order to permit the owner of 160 Water Street to use a substantial portion of the unused residential density of the 180 Water Property, provided that the 180 Water Borrower Sponsor has a material economic interest in the owner of 160 Water Street and is actively involved with such owner in the conversion of the 160 Water Street building from office use to residential and/or hotel use. This right is subject to satisfaction of certain conditions set forth in the 180 Water Whole Loan documents, including the execution of certain development right agreements to be approved or pre-approved by the lender; the receipt by the lender of a REMIC opinion; and the satisfaction of other REMIC requirements. It is anticipated that, prior to the initial issuance of the Benchmark 2019-B14 certificates, the 180 Water Whole Loan documents will be amended to pre-approve the form of development rights agreements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

26
Josephson 11,371 SF Exp. 12/2032
25
Josephson 11,371 SF Exp. 12/2032
24
Cohen and Company LLC 11,166 SF Exp. 2/2029
Weld North LLC 4,988 SF Exp. 10/2023
Belovefine Ltd. 5,423 SF Exp. 3/2028
23
Vacant 11,920 SF
Vacant 9,306 SF
22
The Juilliard School 5,789 SF Exp. 3/2025
The Juilliard School 2220 5,789 SF Exp. 3/2025
683 Capital Management 3,574 SF Exp. 11/2021
Harvard Business School 4,855 SF Exp. 2/2024
Lagoda Investment 3,091 SF Exp. 5/2020
21
TenCore Partners 3,874 SF Exp. 2/2024
Nova Ventures, LLC 3,649 SF Exp. 1/2029
Cefe Infrastructure Inv 3,057 SF Exp. 7/2023
Benvolio Group LLC 5,789 SF Exp. 7/2024
Mediant Communications 4,665 SF Exp. 11/2021
20
Versace USA, LLC 21,342 SF Exp. 7/2025
19
Young & Rubicam, Inc. 21,315 SF Exp. 8/2033
18
Young & Rubicam, Inc. 34,177 SF Exp. 8/2033
17
Column Park Asset Mgt 3,240 SF Exp. 12/2020
Geneva Energy Markets 4,480 SF Exp. 5/2021
Aralez Pharmaceuticals 4,081 SF Exp. 10/2020
Tokai Tokyo Securities 2,964 SF Exp. 8/2022
PS Broadway Holdings 4,445 SF Exp. 8/2020
XBTOPPS Expansion 4,100 SF Exp. 5/2023
Br2 Finance 5,933 SF Exp. 5/2025
XBTOPPS LLC 4,896 SF Exp. 12/2022
16
Emerge 212 3CC LLC 23,917 SF Exp. 11/2027
Laura & John Arnold 9,708 SF Exp. 7/2025
15
Emerge 212 3CC LLC 33,442 SF Exp. 11/2027
14
Northern Pacific Growth Inv. 4,407 SF Exp. 12/2021
KG Funds Management LLC 3,798 SF Exp. 6/2020
Clayton Family Office 1,719 SF Exp. 11/2021
Dr. Joshua Levine, MD PC 2,130 SF Exp. 2/2023
Building Office 2,831 SF
Trustees of Columbia 14,162 SF Exp. 8/2025
KIFO USA 6,190 SF Exp. 7/2026
12
Jazz at Lincoln Center, Inc. 30,653 SF Exp. 4/2028
TFO USA 4,052 SF Exp. 5/2023
11
Young & Rubicam, Inc. 34,634 SF Exp. 8/2033
10
Young & Rubicam, Inc. 34,634 SF Exp. 8/2033
9
Young & Rubicam, Inc. 34,634 SF Exp. 8/2033
8
Young & Rubicam, Inc. 34,634 SF Exp. 7/2033
7
Young & Rubicam, Inc. 34,634 SF Exp. 7/2033
6
Young & Rubicam, Inc. 34,634 SF Exp. 7/2033
5
Young & Rubicam, Inc. 34,634 SF Exp. 7/2033
4
Young & Rubicam, Inc. 34,634 SF Exp. 7/2033
3
Young & Rubicam, Inc. 41,202 SF Exp. 7/2033
2
CVS Caremark Pharmacy 13,143 SF Exp. 7/2028
Nordstrom 15,556 SF Exp. 10/2039
Ground
Nordstrom 12,552 SF Exp. 10/2039
CVS Caremark Pharmacy 6,339 SF Exp. 7/2028
Chase Bank 6,551 SF Exp. 8/2031
Basement
Nordstrom 18,883 SF Exp. 10/2039
CVS Caremark Pharmacy 1,677 SF Exp. 7/2028
Building Storage 3,021 SF
Young & Rubicam, Inc. Storage 1,300 SF Exp. 8/2033
Young & Rubicam, Inc. Storage 170 SF Exp. 8/2033
Vacant
Building
2019 – 2021
2022 – 2023
2024 – 2025
2026+

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

Upper West Side
Upper East Side
CENTRAL PARK
MANHATTAN
The Lake
Strawberry Fields
Bethesda Fountain
Sheep Meadow
The Mall
East Green
The Frick Collection
Hunter College
Temple Emanu-El
The Dairy
Central Park Zoo
Heckscher Playground
Wollman Rink
Hallet Nature Sanctuary
The Pond
Loews IMAX Theatre
Juilliard School
Avery Fisher Hall
Metropolitan Opera House
David H. Koch Theater
Fordham Univ. School of Law
Fordham Univ. Lincoln Center Campus
John Jay College of Criminal Justice
Mt. Sinai Hospital West
Time Warner Ctr./ Shops at Columbus Ctr.
COLUMBUS CIRCLE
Museum of Arts & Design
Central Park South
The Ritz-Carlton New York
Plaza Hotel
Grand Army Plaza
Apple Store, FAO Schwarz, GM Building
Barneys New York
Fuller Building
Bergdorf Goodman, Louis Vuitton
Carnegie Hall
CBS
Alvin Ailey American Dance Theater
CitiSpire Center
The Peninsula New York
West Side
East Side
3 Columbus Circle
1775 Broadway
New York, NY 10019
Museum of Modern Art
Lever House
399 Park
Midtown
The Paley Center for Media
666 Fifth Avenue
Park Avenue Plaza
Citigroup Center
Wells Fargo
345 Park
UBS
AXA Center
75 Rockefeller Plaza
Gershwin Theatre
Paramount Plaza
Time-Life Building
Radio City Music Hall
45 Rockefeller Plaza
St. Patrick's Cathedral
Mutual of Omaha
One Worldwide Plaza
Exxon Building
Barclays
ROCKEFELLER CENTER
Saks Fifth Avenue
ITT-American Building
Palmolive Building
McGraw-Hill
GE Building
Rockefeller Plaza
Tower 49
Morgan Stanley Global HQ
News Corp. Building
JPMorgan Chase Tower
Theatre District
Marquis Theatre
Imperial Theatre
Lyceum Theatre
245 Park Avenue
Shubert Theatre
Viacom Intl
TIMES SQUARE
Minskoff Theatre
MetLife Building
450 Lexington Avenue
Grand Central Terminal (Metro North)
Conde Nast Bldg. (4 Times Sq.)
Bank of America Tower
Chrysler Building
Bryant Park
New York Public Library
New York Times Building
Lefcourt Manhattan Bldg.
HSBC Bank Tower
Broadway
Amsterdam Ave.
Columbus Ave.
Central Park West
10th Ave.
9th Ave.
8th Ave.
7th Ave.
6th Ave.
5th Ave.
Madison Ave.
Park Ave.
Lexington Ave.
W. 73rd St.
W. 72nd St.
W. 71st St.
W. 70th St.
W. 69th St.
W. 68th St.
W. 67th St.
W. 66th St.
W. 65th St.
W. 64th St.
W. 63rd St.
W. 62nd St.
W. 61st St.
W. 60th St.
W. 59th St.
W. 58th St.
W. 57th St.
W. 56th St.
W. 55th St.
W. 54th St.
W. 53rd St.
W. 52nd St.
W. 51st St.
W. 50th St.
W. 49th St.
W. 48th St.
W. 47th St.
W. 46th St.
W. 45th St.
W. 44th St.
W. 43rd St.
W. 42nd St.
W. 40th St.
W. 39th St.
E. 73rd St.
E. 72nd St.
E. 71st St.
E. 70th St.
E. 69th St.
E. 68th St.
E. 67th St.
E. 66th St.
E. 65th St.
E. 64th St.
E. 63rd St.
E. 62nd St.
E. 61st St.
E. 60th St.
E. 59th St.
E. 58th St.
E. 57th St.
E. 56th St.
E. 54th St.
E. 53rd St.
E. 52nd St.
E. 51st St.
E. 50th St.
E. 49th St.
E. 48th St.
E. 47th St.
E. 46th St.
E. 45th St.
E. 44th St.
E. 43rd St.
E. 42nd St.
E. 40th St.
E. 39th St.
72ND ST/ BROADWAY
72ND ST
66TH ST/ BROADWAY
59TH ST/ COLUMBUS CIRCLE
5TH AVE/ 59TH ST
59TH ST/ LEXINGTON
63RD ST/ LEXINGTON
68TH ST/ HUNTER COLLEGE
57TH ST
57TH ST/ 7TH AVE
7TH AVE/ 53RD ST
5TH AVE/ 53RD ST
51ST ST/ LEXINGTON
50TH ST/ BROADWAY
50TH ST
49TH ST
TIMES SQ.
42ND ST/ TIMES SQ.
BRYANT PARK
5TH AVE
GRAND CENTRAL
GRAND CENTRAL/ 42ND ST
Upper West Side
Upper East Side
Central Park
West New York
North Bergen
Weehawken
QUEENS
Astoria
Long Island City
West Side
East Side
Midtown
Union City
Greenpoint
Chelsea
MANHATTAN
Williamsburg
Hoboken
Greenwich Village
NEW JERSEY
SoHo
Little Italy
Tribeca
Lower East Side
Chinatown
Financial District
JERSEY CITY
Downtown Brooklyn
BROOKLYN
Brooklyn Heights
Park Slope
Liberty State Park
Hudson River
East River

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

Mortgage Loan Information
Loan Seller(1):	CCRE
Loan Purpose:	Refinance
Credit Assessment Fitch/KBRA /S&P(2):	BBB-/A/N/A
Borrower Sponsor:	Joseph Moinian
Borrowers:	3 Columbus Circle LLC; 3 Columbus Circle LLC - Series A; 3 Columbus Circle LLC - Series B
Original Balance(3):	$25,000,000
Cut-off Date Balance(3):	$25,000,000
% by Initial UPB:	3.2%
Interest Rate:	3.9140%
Payment Date:	11th of each month
First Payment Date:	April 11, 2019
Maturity Date:	March 11, 2029
Amortization:	Interest Only
Additional Debt(3)(4):	$465,000,000 Pari Passu Debt $105,000,000 B-Notes
Call Protection(5):	LO(33); DEF(82); O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(6)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Outstanding TI/LC:	$1,820,891	NAP
Free Rent:	$847,794	NAP
Young & Rubicam:	$0	Springing

Financial Information(3)
	Senior Notes	Whole Loan
Cut-off Date Balance / Sq. Ft.:	$650	$789
Balloon Balance / Sq. Ft.:	$650	$789
Cut-off Date LTV:	45.4%	55.1%
Balloon LTV:	45.4%	55.1%
Underwritten NOI DSCR:	3.11x	2.56x
Underwritten NCF DSCR:	2.91x	2.40x
Underwritten NOI Debt Yield:	12.3%	10.2%
Underwritten NCF Debt Yield:	11.5%	9.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1927 / 2010-2013
Total Sq. Ft.:	753,713
Property Management:	Columbus Property Management LLC
Underwritten NOI(7):	$60,497,452
Underwritten NCF:	$56,594,080
Appraised Value:	$1,080,000,000
Appraisal Date:	January 1, 2019

Historical NOI
Most Recent NOI(7):	$40,091,035 (December 31, 2018)
2017 NOI:	$34,698,749 (December 31, 2017)
2016 NOI:	$35,192,550 (December 31, 2016)
2015 NOI:	$29,622,920 (December 31, 2015)

Historical Occupancy
Most Recent Occupancy:	97.2% (January 1, 2019)
2018 Occupancy:	98.0% (December 31, 2018)
2017 Occupancy:	91.9% (December 31, 2017)
2016 Occupancy:	98.4% (December 31, 2016)

(1)	The 3 Columbus Circle Whole Loan (as defined below) was originated by JPMCB. Note A-1-4-A will be acquired by CCRE on or before the closing date of the CF 2019-CF3 securitization.

(2)	Fitch and KBRA provided the listed assessments for the 3 Columbus Circle Whole Loan in the context of its inclusion in the mortgage pool. S&P did not provide a credit assessment but confirmed that the 3 Columbus Circle Whole Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)	The 3 Columbus Circle Loan (as defined below) consists of the non-controlling Note A-1-4-A and is part of the 3 Columbus Circle Whole Loan, which is evidenced by 16 senior pari passu notes and two subordinate notes, with an aggregate outstanding principal balance as of the Cut-off Date of $595.0 million. For additional information, see “The Loan” herein.

(4)	See “Current Mezzanine or Subordinate Indebtedness” herein.

(5)	The lockout period will be at least 33 payments beginning with and including the first payment date of April 11, 2019. The 3 Columbus Circle Borrowers (as defined below) have the option to defease the full $595.0 million 3 Columbus Circle Whole Loan after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) April 11, 2022. The assumed lockout period of 33 payment dates is based on the expected closing date of the CF 2019-CF3 securitization in December 2019. The actual lockout period may be longer.

(6)	See “Initial Reverses and Ongoing Reserves” below.

(7)	The increase in Underwritten NOI from Most Recent NOI is primarily attributable to (i) an additional 214,372 sq. ft. lease executed with Young & Rubicam (as defined below) on floors 3 through 8, accounting for approximately $16.3 million in underwritten base rent and (ii) rent steps through January 2020 and average rent for investment grade tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

The Loan. The 3 Columbus Circle mortgage loan (the “3 Columbus Circle Loan”) is part of a whole loan (the “3 Columbus Circle Whole Loan”) consisting of 16 pari passu senior notes with an aggregate original principal balance of $490.0 million (the “3 Columbus Circle Senior Notes”) and two subordinate notes with an aggregate original principal balance of $105.0 million (the “3 Columbus Circle Subordinate Notes”). The 3 Columbus Circle Whole Loan, which is evidenced by 21 condominium units in a 26-story, approximately 753,713 sq. ft., Class A office building located on Broadway between West 57th and 58th Streets in New York, New York (the “3 Columbus Circle Property”). The 3 Columbus Circle Loan, which is evidenced by Note A-1-4-A, has an original principal balance as of the Cut-off Date of $25,000,000.

The relationship between the holders of the 3 Columbus Circle Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The 3 Columbus Circle Pari Passu -AB Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-4-A	$25,000,000	$25,000,000	CF 2019-CF3	No
A-1-1, A-2-1	75,000,000	75,000,000	Benchmark 2019-B10	No(1)
A-1-2-A	50,000,000	50,000,000	JPMCC 2019-COR5	No
A-1-2-B, A-1-7	50,000,000	50,000,000	Benchmark 2019-B12	No
A-1-3, A-2-4	100,000,000	100,000,000	Benchmark 2019-B11	No
A-1-4-B, A-1-8	37,500,000	37,500,000	Benchmark 2019-B13	No
A-1-5	50,000,000	50,000,000	CSAIL 2019-C16	No
A-1-6	30,000,000	30,000,000	NREC	No
A-2-2, A-2-3	50,000,000	50,000,000	CF 2019-CF1	No
A-2-5-A	12,500,000	12,500,000	MSC 2019-H7	No
A-2-5-B	10,000,000	10,000,000	MSC 2019-H6	No
Senior Notes	$490,000,000	$490,000,000
B-1	51,450,000	51,450,000	Benchmark 2019-B10	Yes(1)
B-2	53,550,000	53,550,000	Benchmark 2019-B10	No
3 Columbus Circle Whole Loan	$595,000,000	$595,000,000
(1)	The initial controlling note is Note B-1, so long as no 3 Columbus Circle Whole Loan control appraisal period has occurred and is continuing. If and for so long as a 3 Columbus Circle Whole Loan control termination event has occurred and is continuing, then the control note will be Note A-1-1. See “Description of the Mortgage Pool—The Whole Loans— The 3 Columbus Circle Pari Passu-AB Whole Loan”. The 3 Columbus Circle Whole Loan will be serviced under the Benchmark 2019-B10 pooling and servicing agreement.

The 3 Columbus Circle Whole Loan has a 10-year interest-only term and accrues interest at a fixed rate of 3.9140% per annum. The 3 Columbus Circle Whole Loan was primarily used to repay the existing loan, purchase Young & Rubicam’s condominium interest, pay closing costs, fund upfront reserves and return approximately $13,763,711 to the 3 Columbus Circle Borrower Sponsor (as defined below). Based on the Cut-off Date “as is” appraised value of $1.08 billion as of January 1, 2019, the Cut-off Date LTV is 45.4% for the 3 Columbus Circle Senior Notes. The most recent prior financing of the 3 Columbus Circle Property was securitized in CGCMT 2015-GC29, COMM 2015-CCRE22, COMM 2015-CCRE23 and WFCM 2015-LC20.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount:	$595,000,000	97.7%	Refinance Existing Debt(1)	$371,671,992	61.1%
Sponsor Equity:	13,763,711	2.3	Young & Rubicam Condo Purchase(2)	215,600,000	35.4
			Closing Costs	18,823,034	3.1
			Upfront Reserves	2,668,685	0.4
Total Sources	$608,763,711	100.0%	Total Uses	$608,763,711	100.0%

(1)	Includes approximately $21.7 million in defeasance costs.

(2)	In conjunction with the loan closing, Moinian (as defined below) purchased floors 3 through 8 from Young & Rubicam and leased those floors back to Young and Rubicam. For additional information, see “The Property” herein.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

The Borrowers / Borrower Sponsor.  The borrowers are 3 Columbus Circle LLC – Series A, 3 Columbus Circle LLC – Series B (each part of a “series” of 3 Columbus Circle LLC formed under the laws of Delaware) and 3 Columbus Circle LLC, a Delaware limited liability company (collectively, the “3 Columbus Circle Borrowers”). Each of the 3 Columbus Circle Borrowers is a single purpose entity structured to be a bankruptcy-remote entity with two independent directors in its organizational structure. The borrower sponsor and non-recourse carveout guarantor for the 3 Columbus Circle Whole Loan is Joseph Moinian (the “3 Columbus Circle Borrower Sponsor”), the key principal of The Moinian Group (“Moinian”). Founded in 1982, Moinian is a private real estate acquisition, ownership, development and management company. Moinian owns commercial properties throughout the country, focusing on major cities such as New York, Chicago, Dallas and Los Angeles. Moinian develops, owns and operates properties across every asset category, including office, hotel, retail, condominium apartments and rental apartments. Moinian controls the ownership of New York City properties including the Oskar, The Sky, 17 Battery North & South and 535-545 Fifth Avenue, with a total portfolio of more than 20.0 million sq. ft. Two of the 3 Columbus Circle Borrowers, 3 Columbus Circle LLC – Series A and 3 Columbus Circle LLC – Series B, each as a series of 3 Columbus Circle LLC, own the 3 Columbus Circle Property as tenants-in-common. For additional information, please see “Description of the Mortgage Pool—Mortgage Pool Characteristics—Tenancies-in-Common or Diversified Ownership” in the Preliminary Prospectus.

The Property. The 3 Columbus Circle Property is a Class A, 26-story, 753,713 sq. ft. office building with ground floor retail located in Midtown Manhattan, New York City. The 3 Columbus Circle Property occupies the entire city block bounded by Broadway, Eighth Avenue, West 57th Street and West 58th Street and features panoramic views of Central Park, the Hudson River and much of Manhattan. The 3 Columbus Circle Property is subject to a condominium regime consisting of 21 condominium units, each of which is  owned by the 3 Columbus Circle Borrowers and is collateral for the 3 Columbus Circle Whole Loan. The 3 Columbus Circle Property serves as the national headquarters for its largest tenant, Young & Rubicam, Inc. (“Young & Rubicam” or “Y&R”) (49.8% of net rentable area; rated BBB+/BBB by Fitch and S&P) and approximately 72.0% of net rentable area is leased to investment grade tenants, including Nordstrom, CVS Caremark Pharmacy, Chase Bank, Versace USA, Inc. and AT&T Corp., among others.

The 3 Columbus Circle Property’s bottom three floors were originally constructed in 1927 and underwent a 22-story expansion by Shreve, Lamb and Harmon, the architectural firm behind the Empire State Building. From 2010 to 2013, the 3 Columbus Circle Property underwent an approximately $82.5 million building-wide renovation, including an approximately $44.0 million energy-efficient glass façade that encompasses the building’s original foundation. In addition to the façade, the lobby received an approximately $1.0 million expansion and renovation that widened the 3 Columbus Circle Property’s existing entrance on Broadway and replaced the existing lobby walls with 12-foot glass walls. The retail space received approximately $3.0 million in capital improvements, including floor-to-ceiling windows and fully redesigned restrooms. The 3 Columbus Circle Property features modern building systems, 12 passenger elevators, a loading dock and office terraces on multiple floors. The 3 Columbus Circle Property has earned Energy Star designation and LEED Silver certification.

As of January 1, 2019, the 3 Columbus Circle Property was 97.2% leased to a diversified roster of 40 tenants, including a mix of 32 office tenants, five telecom tenants and three investment grade retail tenants. Approximately 72.0% and 78.8% of net rentable area and underwritten base rent, respectively, are attributable to investment grade tenants. The 3 Columbus Circle Property’s ten largest tenants occupy approximately 610,518 sq. ft. (81.0% of net rentable area) and have a weighted average remaining lease term of approximately 12.5 years.

Moinian acquired the 3 Columbus Circle Property in 2004 for approximately $250 million. In 2011, when the building was 33.3% occupied, Moinian sold a 48.9% interest in the building to SL Green Realty Corp. and together, the companies began an extensive multi-year redevelopment plan to reposition the building as Class A asset. In 2012, while the redevelopment was underway, Moinian and SL Green Realty Corp. sold a 214,372 sq. ft. condominium interest which covers floors 3 to 8 (the “Y&R Space”) to Young & Rubicam for approximately $143.6 million. Renovations were completed in 2013 and the 3 Columbus Circle Property was leased up to 97.2% as of January 1, 2019.  In 2018, Moinian repurchased SL Green Realty Corp.’s interest in the 3 Columbus Circle Property, and in conjunction with the closing of the 3 Columbus Circle Whole Loan, Moinian repurchased Young & Rubicam’s condominium interest, for approximately $215.6 million (the 3 Columbus Circle Borrowers own 100% of the 3 Columbus Circle Property). In conjunction with the repurchase of the Young & Rubicam condominium interest, a new lease to Young & Rubicam was simultaneously executed for the Y&R Space with an initial base rent set at $76.00 PSF and a lease expiration coterminous with Young & Rubicam’s existing lease for floors 9, 10, 11, 18 and 19 in August 2033.

The 3 Columbus Circle Property is located in the Midtown West Side office submarket, proximate to other prominent buildings on Columbus Circle, including the Time Warner Center and the Museum of Arts and Design. Nordstrom women’s store opened in October 2019 across the street at Central Park Tower. The Columbus Circle neighborhood benefits from nearby attractions including Central Park, Rockefeller Center, Radio City Music Hall, Lincoln Center for the Performing Arts and the Museum of Modern Art. In particular, the 3 Columbus Circle Property benefits from its location on Broadway, which is a major artery connecting the southern tip of Manhattan to Upper Manhattan. The 3 Columbus Circle Property’s frontage along Broadway, 8th Avenue, West 57th Street and West 58th Street provides its retail tenants with access to the pedestrian traffic in the area. The 3 Columbus Circle Property is accessible by public transportation via three subway lines within one block.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

Major Tenants.

Young & Rubicam (375,236 sq. ft.; 49.8% of NRA; 39.9% of U/W Base Rent) Young & Rubicam, a subsidiary of WPP (LSE: WPP) (rated BBB+/BBB by Fitch and S&P), is a marketing and communications company specializing in advertising, digital and social media, sales promotion, direct marketing and brand identity consulting. Y&R’s clients include a variety of companies including Campbell’s Soup Company, Colgate-Palmolive, Virgin Atlantic, Revlon, LG and Land Rover. Founded in 1923 and headquartered at the 3 Columbus Circle Property, Y&R has more than 190 offices in 95 countries. WPP is a global company in communications, commerce and technology services with over 150 companies. As of 2017, WPP reported £15.3 billion in revenue. Y&R has occupied the 3 Columbus Circle Property since 2012 and currently occupies 11 floors through August 2033 with two ten-year renewal options.

Emerge 212 3Cc LLC (57,359 sq. ft.; 7.6% of NRA; 4.7% of U/W Base Rent) Emerge 212 3Cc LLC (“Emerge212”), a subsidiary of SL Green Realty Corp. (NYSE: SLG) (rated Baa3/BBB/BBB- by Moody’s, Fitch and S&P), was founded in 1999 and is an operator of full-service office suites. The company provides fully-furnished, privately leased, flexible office space, providing tenants the ability to grow and contract along with business needs. In addition to office space, tenants receive full-service amenities such as cafe areas, charging stations, conference rooms and event space. Emerge212 is located exclusively in New York with locations at 3 Columbus Circle, 125 Park Avenue and 1185 Avenue of the Americas. SL Green Realty Corp. is a self-managed real estate investment trust and a large commercial landlord in New York City. As of 2017, SL Green Realty Corp. reported approximately $1.5 billion in total revenue and approximately $14.0 billion in total assets. Emerge212 currently occupies floors 15 and 16 through February 2028 and licenses its space as shared workspace.

Nordstrom (46,991 sq. ft.; 6.2% of NRA; 19.6% of U/W Base Rent) Nordstrom (rated Baa2/BBB+/BBB by Moody’s, Fitch and S&P) (NYSE: JWN) is one of the nation’s largest upscale apparel and shoe retailers, serving customers through multiple retail channels, discount stores, boutiques, catalogs and the Internet. The store at the 3 Columbus Circle Property serves as Nordstrom’s first men’s store and its first store in Manhattan. Nordstrom opened its flagship women’s store across the street at Central Park Tower in October 2019. In addition to its online business which reaches 96 countries, Nordstrom operates 363 stores across the United States in 40 states as well as six Nordstrom stores in Canada. As of fiscal year ending in February 3, 2018, Nordstrom reported approximately $15.1 billion in net sales and approximately $8.1 billion in total assets. Nordstrom occupies the largest retail space on the ground floor as well as space on the second floor through July 2040 and has two ten-year renewal options.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

Tenant Summary(1)
	Ratings (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(3)	% of Total U/W Base Rent	Lease Expiration
Tenant
Young & Rubicam, Inc.(4)	Baa2 / BBB+ / BBB	375,236	49.8%	$72.06	39.9%	8/31/2033
Emerge 212 3Cc LLC	Baa3 / BBB / BBB-	57,359	7.6	$55.00	4.7	11/30/2027
Nordstrom(5)	Baa2 / BBB+ / BBB	46,991	6.2	$282.15	19.6	10/31/2039
Jazz at Lincoln Center, Inc.	NR / NR / NR	30,653	4.1	$52.00	2.4	4/30/2028
Josephson(6)	NR / NR / NR	22,742	3.0	$100.00	3.4	12/31/2032
Versace USA, Inc.	Baa3 / BBB- / BBB-	21,342	2.8	$75.00	2.4	7/31/2025
CVS Caremark Pharmacy	Baa2 / NR / BBB	21,159	2.8	$193.20	6.0	7/31/2028
Trustees of Columbia(7)	Aaa / NR / AAA	14,162	1.9	$77.77	1.6	8/31/2025
Cohen and Company LLC	NR / NR / NR	11,166	1.5	$83.00	1.4	2/28/2029
Laura & John Arnold(8)	NR / NR / NR	9,708	1.3	$56.00	0.8	7/31/2025
Total Major Office and Retail Tenants		610,518	81.0%	$91.04	82.0%
Other Occupied Office and Retail(9)		121,646	16.1	$99.39	17.8
Total Occupied Office and Retail		732,164	97.1%	$92.43	99.9%
Telecom		218	0.0	$328.03	0.1
Total Occupied		732,382	97.2%	$92.50	100.0%
Vacant(10)		21,331	2.8
Total / Wtd. Avg.		753,713	100.0%

(1)	Based on the underwritten rent roll dated January 1, 2019.

(2)	Certain ratings provided are those of the parent company, whether or not the parent company guarantees the lease.

(3)	U/W Base Rent PSF includes rent steps through January 2020 and average rent over the loan term for investment grade tenants, including Young & Rubicam, Inc., Emerge 212 3Cc LLC, Nordstrom, CVS Caremark Pharmacy, Chase Bank, Trustees of Columbia and AT&T Corp.

(4)	Young & Rubicam, Inc. leases 375,236 sq. ft., of which (i) 214,372 sq. ft. is leased for $76.00 PSF and is set to expire in July 2033, (ii) 124,760 sq. ft. is leased for $68.60 PSF and is set to expire in August 2033, (iii) 34,634 sq. ft. is leased for $62.00 PSF and is set to expire in August 2033 and (iv) 1,300 sq. ft. is leased for $32.50 PSF and is set to expire in August 2033.

(5)	Nordstrom leases 46,991 sq. ft., of which (i) 43,018 sq. ft. is leased for $241.25 PSF and (ii) 3,973 sq. ft. is leased for $725.00 PSF.

(6)	Josephson is an affiliate of the 3 Columbus Circle Borrowers and its leased space serves as headquarters for affiliates of the 3 Columbus Circle Borrowers.

(7)	Trustees of Columbia leases 14,162 sq. ft., of which (i) 6,031 sq. ft. is leased for $76.53 PSF, (ii) 5,020 sq. ft. is leased for $78.79 PSF and (iii) 3,111 sq. ft. is leased for $78.51 PSF.

(8)	Laura & John Arnold has the right to cancel its lease at the end of any month occurring between the fifth anniversary of the rent commencement date and the eighth anniversary of the rent commencement date, with a nine months’ prior notice and the payment of a termination fee.

(9)	Other Occupied Office and Retail space includes 2,831 sq. ft. of a management office that has no underwritten rent and 3,021 sq. ft. of storage space. Subleases account for 20,015 sq. ft. (2.7% of net rentable area).

(10)	Vacant space includes 21,231 sq. ft. of office space and 100 sq. ft. of storage space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2020	5	18,655	2.5	18,655	2.5%	$78.46	2.2	2.2%
2021	5	19,013	2.5	37,668	5.0%	$83.35	2.3	4.5%
2022	3	7,861	1.0	45,529	6.0%	$87.38	1.0	5.5%
2023	5	18,327	2.4	63,856	8.5%	$80.93	2.2	7.7%
2024	3	14,518	1.9	78,374	10.4%	$82.74	1.8	9.5%
2025	5	60,820	8.1	139,194	18.5%	$73.90	6.6	16.1%
2026	1	6,190	0.8	145,384	19.3%	$84.14	0.8	16.9%
2027	1	57,359	7.6	202,743	26.9%	$55.00	4.7	21.5%
2028	3	57,235	7.6	259,978	34.5%	$107.32	9.1	30.6%
2029 and Thereafter(3)	13	472,404	62.7	732,382	97.2%	$99.52	69.4	100.0%
Vacant	NAP	21,331	2.8	753,713	100.0%	NAP	NAP
Total / Wtd. Avg.	44	753,713	100.0%			$92.50	100.0%

(1)	Based on the underwritten rent roll dated January 1, 2019.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in this Lease Rollover Schedule.

(3)	2029 and Thereafter is inclusive of a 2,831 sq. ft. management office and a 3,021 sq. ft. storage space that have no underwritten rent.

Environmental Matters. The Phase I environmental report dated January 22, 2019 recommended no further action at the 3 Columbus Circle Property.

The Market. The 3 Columbus Circle Property is located in the central business district of Manhattan, New York in the Midtown West Side submarket within the greater Midtown office market. The Midtown West Side submarket contains approximately 24.5 million sq. ft. of office inventory and is bordered by 72nd Street to the north, 42nd Street to the south, Seventh Avenue to the east and the Hudson River to the west. New York City’s largest employers include a diverse group of multinational corporations representing a variety of industries including healthcare, financial services, retail and education. Fifty-eight of the nation’s Fortune 500 corporations are headquartered in the New York Region including Verizon, J.P. Morgan Chase, Citigroup, IBM, MetLife, PepsiCo, American International Group, Morgan Stanley, New York Life Insurance, Goldman Sachs Group, TIAA, American Express and Time Warner.

As of the fourth quarter of 2018, the greater Midtown Class A office market consisted of approximately 181.1 million sq. ft. of office space with an overall market vacancy rate of 9.3% and average asking rent of approximately $75.03 PSF. The Midtown West Side Class A submarket totaled approximately 24.5 million sq. ft. with an average vacancy rate of 6.9% and average market asking rent of $76.87 PSF. The overall Midtown office market achieved 23.7 million sq. ft. in leasing activity in 2018 with overall and direct absorption levels, totaling 7.3 million sq. ft. and 8.1 million sq. ft., respectively.

The appraisal identified seven directly competitive Class A office rent comparables in the Midtown West Side submarket with comparable buildings built between 1950 and 2009 and ranging in size from 242,505 sq. ft. to 790,000 sq. ft. Direct asking rents at the comparable properties ranged between $65.00 and $108.00 PSF with a weighted average of approximately $82.47 PSF. The 3 Columbus Circle Property’s in-place weighted average office rent is $71.11 PSF.

The appraisal identified five comparable retail spaces in the Manhattan market with rents ranging from $215.00 to $500.00 PSF for grade space with a weighted average rent of approximately $338.58 PSF. The 3 Columbus Circle Property’s in-place weighted average retail rent is $259.02 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2015	2016	2017	12/31/2018	U/W	U/W PSF
Base Rent(2)	$35,696,175	$41,873,116	$43,763,738	$48,360,889	$67,743,982	$89.88
Straight Line Rent(2)	0	0	0	0	4,169,665	5.53
Vacant Income	0	0	0	0	1,977,018	2.62
Gross Potential Rent	$35,696,175	$41,873,116	$43,763,738	$48,360,889	$73,890,665	$98.04
Total Recoveries / Other Income(3)	3,840,772	2,954,447	3,436,707	4,969,121	7,102,216	9.42
Other Income(3)	4,797,805	5,333,639	3,752,429	3,994,225	10,130	0.01
Less: Vacancy	0	0	0	0	(1,587,003)	(2.11)
Effective Gross Income	$44,334,752	$50,161,202	$50,952,874	$57,324,235	$79,416,007	$105.37
Total Fixed Expenses	7,341,633	7,763,377	8,781,856	9,797,054	10,509,084	13.94
Total Operating Expenses	7,370,199	7,205,275	7,472,268	7,436,146	8,409,471	11.16
Net Operating Income(4)	$29,622,920	$35,192,550	$34,698,749	$40,091,035	$60,497,452	$80.27
TI/LC	0	0	0	0	3,752,630	4.98
Capital Expenditures	0	0	0	0	150,743	0.20
Net Cash Flow	$29,622,920	$35,192,550	$34,698,749	$40,091,035	$56,594,080	$75.09

(1)	Based on the underwritten rent roll dated January 1, 2019.

(2)	U/W Base Rent is inclusive of rent steps through January 2020 and straight line rent for investment grade tenants over the loan term, accounting for approximately $4.2 million in U/W Base Rent. Historic base rent does not include the rent from Young & Rubicam.

(3)	Other Income from 2016 to 2018 includes a condominium charge to Young & Rubicam for its share of building expenses. Total Recoveries / Other Income reflects Young & Rubicam paying reimbursements under its lease.

(4)	The increase in U/W Net Operating Income from 12/31/2018 Net Operating Income is primarily attributable to (i) an additional 214,372 sq. ft. lease executed with Young & Rubicam on floors 3 through 8, accounting for approximately $16.3 million in underwritten base rent and (ii) rent steps through January 2020 and average rent for investment grade tenants.

Property Management.  The 3 Columbus Circle Property is managed by Columbus Property Management LLC, an affiliate of the 3 Columbus Circle Borrowers.

Lockbox / Cash Management.  The 3 Columbus Circle Whole Loan is structured with a hard lockbox and in place cash management. The 3 Columbus Circle Borrowers were required at origination to deliver tenant direction letters instructing all tenants to deposit rents into a lockbox account controlled by the lender. All funds in the lockbox account are required to be swept each business day into a cash management account controlled by the lender and disbursed on each payment date in accordance with the loan documents. All funds on deposit in the cash management account following the occurrence and during the continuance of a Cash Sweep Event (as defined below) following payment of debt service, required reserves and operating expenses are required to be deposited into the Young & Rubicam Reserve (as described below) or, to the extent the Cash Sweep Event is caused by a DSCR Trigger Event (as defined below), into the excess cash flow reserve, and in each case to be held and disbursed in accordance with the terms of the loan documents. During the continuance of an event of default, the lender may apply such funds in such order and priority as the lender determines. The lender has been granted a first priority security interest in the cash management account.

A “Cash Sweep Event” means the occurrence and continuation of any of the following:

(i)	an event of default under the 3 Columbus Circle Whole Loan documents until cured;

(ii)	any bankruptcy action of the 3 Columbus Circle Borrowers or property manager until, solely with respect to a bankruptcy event of the property manager, if the 3 Columbus Circle Borrowers have replaced the property manager with a qualified manager under a replacement management agreement within 90 days of the occurrence of the bankruptcy event in accordance with the loan documents;

(iii)	upon the failure by the 3 Columbus Circle Borrowers to maintain the debt service coverage ratio based on the 3 Columbus Circle Whole Loan of at least 1.30x on the trailing three-month period immediately preceding the date of determination (“DSCR Trigger Event”) until the debt service coverage ratio on the 3 Columbus Circle Whole Loan based on the trailing three-month period immediately preceding the date of determination is at least 1.30x for two consecutive calendar quarters;

(iv)	any bankruptcy or certain insolvency actions of Young & Rubicam or its parent company until Young & Rubicam or its parent company affirms the Young & Rubicam lease in the applicable bankruptcy proceeding; or

(v)	Young & Rubicam vacates, abandons or “goes dark” in 85% or more of its leased space (and no sub-tenant is then in occupancy of any of the space) until the replacement of Young & Rubicam with an acceptable replacement tenant pursuant to lease(s) approved in accordance with the terms of the loan documents and such tenant has accepted possession of its premises under the lease(s), with all tenant improvement costs and free rent amounts reserved with the lender.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

3 Columbus Circle New York, NY 10019	Collateral Asset Summary – Loan No. 10 3 Columbus Circle	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 45.4% 2.91x 12.3%

With regard to clauses (iv) and (v) above, such triggers will also be cured once the balance of the Young & Rubicam Reserve (as described below) has reached the cap of $40,000,000.

Additionally, each cure is also subject to the following conditions: (1) no other event of default has occurred and is continuing; and (2) the 3 Columbus Circle Borrowers pay the lender’s reasonable expenses in connection with such cure. Notwithstanding the foregoing, in no event will the 3 Columbus Circle Borrowers have the right to cure a Cash Sweep Event occurring from a bankruptcy action of any of the 3 Columbus Circle Borrowers.

Initial Reserves and Ongoing Reserves.  At loan origination, the 3 Columbus Circle Borrowers deposited (i) approximately $1,820,891 into an outstanding TI/LC reserve in connection with three leases including Versace USA, Inc.’s lease and (ii) approximately $847,794 into a free rent reserve in connection with four leases including Josephson’s lease.

Tax Reserve. The 3 Columbus Circle Borrowers are required to deposit into a real estate tax reserve, on a monthly basis, one-twelfth (1/12) of the estimated annual real estate taxes. In the event the 3 Columbus Circle Borrowers provide evidence reasonably satisfactory to the lender that all taxes and other charges have been paid prior to the related due date and there is no event of default continuing, the requirement for monthly deposits into the tax reserve will be waived.

Insurance Reserve. The 3 Columbus Circle Borrowers are required to deposit into an insurance reserve, on a monthly basis, one-twelfth (1/12) of estimated annual insurance premiums. In the event the 3 Columbus Circle Borrowers maintain a blanket insurance policy acceptable to the lender and there is no event of default continuing, the requirement for monthly deposits into the insurance reserve will be waived. The 3 Columbus Circle Borrowers currently maintain an acceptable blanket insurance policy. As such, initial and monthly insurance reserves are currently waived.

Replacement Reserve. During the continuance of a Cash Sweep Event, the 3 Columbus Circle Borrowers are required to deposit into a replacement reserve on a monthly basis, an amount equal to $12,500 for replacement reserves (approximately $0.20 PSF annually), subject to a cap of $1,000,000 (approximately $1.33 PSF).

TI/LC Reserve. During the continuance of a Cash Sweep Event, the 3 Columbus Circle Borrowers are required to deposit into a TI/LC reserve on a monthly basis, an amount equal to $62,900 for tenant improvement and leasing commission obligations (approximately $1.00 PSF annually), subject to a cap of $5,000,000 (approximately $6.63 PSF).

Young & Rubicam Reserve. During the continuance of a Cash Sweep Event caused by clause (iv) or (v) above, the 3 Columbus Circle Borrowers are required to deposit into a Young & Rubicam reserve all excess cash flow in the cash management account to be used to cover expenses anticipated to be incurred in connection with re-leasing the Y&R Space, subject to a cap of $40,000,000 (approximately $106.60 PSF of Y&R Space).

Current Mezzanine or Subordinate Indebtedness.    The 3 Columbus Circle Subordinate Notes have an aggregate outstanding principal balance as of the Cut-off Date of $105.0 million and accrue interest at a fixed rate of 3.9140% per annum. Each of the 3 Columbus Circle Subordinate Notes have a 120-month term and are interest only for the full term. For additional information, see “Description of the Mortgage Pool—The Whole Loans—The 3 Columbus Circle Pari Passu -AB Whole Loan” in the Preliminary Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

12700 & 12712 Park Central Drive Dallas, TX 75251	Collateral Asset Summary – Loan No. 11 Park Central Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 57.9% 1.54x 10.3%

Mortgage Loan Information
Loan Seller:	SMC
Loan Purpose:	Refinance
Borrower Sponsors:	William C. Rudolph; Charles S. Perlow
Borrower:	McKnight Park Central, LLC
Original Balance(1):	$25,000,000
Cut-off Date Balance(1):	$25,000,000
% by Initial UPB:	3.2%
Interest Rate:	4.0160%
Payment Date:	6th of each month
First Payment Date:	January 6, 2020
Maturity Date:	December 6, 2029
Amortization:	Interest Only for 24 months, 360
months thereafter
Additional Debt(1):	$35,000,000 Pari Passu Debt
Call Protection(2):	LO(24);DEF(92);O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$0	$117,426
Insurance:	$110,251	$10,023
Replacement:	$0	$13,363
TI/LC:	$0	$55,680
FPT TI/LC Reserve:	$1,966,218	$0
PSR TI Reserve:	$431,316	$0
Rent Concession Reserve:	$115,665	$0
High Point Travel TI/LC Reserve:	$69,960	$0
Key Tenant Reserve:	$0	Springing

Financial Information(3)
Cut-off Date Balance / Sq. Ft.:	$90
Balloon Balance / Sq. Ft.:	$76
Cut-off Date LTV:	57.9%
Balloon LTV:	48.8%
Underwritten NOI DSCR(4):	1.80x
Underwritten NCF DSCR(4):	1.54x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	8.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Office – Suburban
Collateral:	Fee Simple
Location:	Dallas, TX
Year Built / Renovated:	1975 / 2018
Total Sq. Ft.:	668,154
Property Management:	McKnight Property Management, LLC
Underwritten NOI(5):	$6,195,782
Underwritten NCF:	$5,315,083
Appraised Value:	$103,700,000
Appraisal Date:	October 3, 2019

Historical NOI
Most Recent NOI(5):	$5,673,860 (T-12 September 30, 2019)
2018 NOI:	$5,588,043 (December 31, 2018)
2017 NOI(6):	$5,243,779 (December 31, 2017)
2016 NOI(6):	$4,162,542 (December 31, 2016)

Historical Occupancy
Most Recent Occupancy:	82.3% (October 1, 2019)
2018 Occupancy:	84.9% (December 31, 2018)
2017 Occupancy:	85.4% (December 31, 2017)
2016 Occupancy:	83.2% (December 31, 2016)

(1)	The Park Central Tower Loan (as defined below) consists of the non-controlling Note A-2 and is part of the Park Central Tower Whole Loan (as defined below), which is evidenced by two pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $60.0 million. For additional information, see “The Loan” below.

(2)	The lockout period will be at least 24 payment dates beginning with and including the first payment date of January 6, 2020. Defeasance of the Park Central Tower Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) November 7, 2022. The assumed lockout period of 24 payment dates is based on the expected CF 2019-CF3 securitization closing date in December 2019. The actual lockout period may be longer.

(3)	Financial Information is based on the Park Central Tower Whole Loan.

(4)	Underwritten NOI DSCR and Underwritten NCF DSCR during the interest-only period of the Park Central Tower Loan are 2.54x and 2.18x, respectively.

(5)	Underwritten NOI is higher than Most Recent NOI primarily due to an increase in underwritten rents during the trailing 12 months of approximately $700,000 in lease renewals and rent steps.

(6)	2017 NOI is higher than 2016 NOI primarily due to approximately $950,000 in new and renewal leases.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

12700 & 12712 Park Central Drive Dallas, TX 75251	Collateral Asset Summary – Loan No. 11 Park Central Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 57.9% 1.54x 10.3%

The Loan. The Park Central Tower mortgage loan (the “Park Central Tower Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 22-story office tower and three-story office building located in Dallas, Texas (the “Park Central Tower Property”) with an original and Cut-off Date principal balance of $25.0 million. The Park Central Tower Loan is part of a whole loan (the “Park Central Tower Whole Loan”) with an original and Cut-off Date principal balance of $60.0 million, which is evidenced by two pari passu notes as follows: (i) the Park Central Tower Loan, which consists of the non-controlling Note A-2 with an original and Cut-off Date principal balance of $25.0 million and (ii) the controlling Note A-1 with an original and Cut-off Date principal balance of $35.0 million (the “Park Central Tower Companion Loan”). The controlling Note A-1 is expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time. The Park Central Tower Loan is structured with a 10-year term and amortizes on a 30-year amortization schedule after an initial 24-month interest-only period. The Park Central Tower Loan accrues interest at a fixed rate equal to 4.0160%.

The relationship between the holders of the Park Central Tower Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Park Central Tower Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
Note A-1	$35,000,000	$35,000,000	Starwood Mortgage Funding II LLC	Yes
Note A-2	25,000,000	25,000,000	CF 2019-CF3	No
Park Central Tower Whole Loan	$60,000,000	$60,000,000

The Park Central Tower Loan proceeds were used to retire an existing loan of approximately $52.0 million, return equity of approximately $3.1 million, fund upfront reserves of approximately $2.7 million and pay closing costs of $2.2 million. Based on the “as is” appraised value of $103.7 million as of October 3, 2019, the Cut-off Date LTV is 57.9%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount	$60,000,000	100.0%	Loan Payoff	$52,004,579	86.7%
			Return of Equity	3,101,809	5.2
			Reserves	2,693,410	4.5
			Closing Costs	2,200,202	3.7
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

The Borrower / Borrower Sponsors. The borrower, McKnight Park Central, LLC, is a single purpose, Delaware limited liability company structured to be a bankruptcy remote entity with two independent directors. The borrower sponsors and non-recourse carveout guarantors are William C. Rudolph and Charles S. Perlow.

William C. Rudolph is President and CEO of McKnight Realty Partners (“McKnight”), which was founded in 1959 and is a real estate investment and development company based in Pittsburgh, Pennsylvania. McKnight owns and operates more than 7.0 million sq. ft. of commercial property nationwide.

Charles S. Perlow is Chairman of McKnight and is also President of Perlow Investment Corporation and oversees the management of a diverse portfolio of stocks, bonds and real estate. Mr. Perlow’s real estate portfolio has included numerous commercial properties, such as hotels, office buildings, shopping centers, apartment complexes and restaurants.

The Property and Tenants. The Park Central Tower Property is a 668,154 sq. ft. office property located in Dallas, Texas. The Park Central Tower Property consists of a 22-story office tower and a three-story office building which were built in 1975 and most recently renovated in 2018. As of October 2019, the Park Central Tower Property was 82.3% leased to 45 tenants. The Park Central Tower Property also has a five-story attached parking garage that contains 1,774 spaces and a two-story adjacent parking garage that contains 585 spaces (approximately 3.5 spaces per 1,000 sq. ft.).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

12700 & 12712 Park Central Drive Dallas, TX 75251	Collateral Asset Summary – Loan No. 11 Park Central Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 57.9% 1.54x 10.3%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

TBK Bank, SSB(3)	NR/NR/NR	78,597	11.8%	$17.00	13.4%	4/30/2026(4)
Holmes & Murphy & Assoc.	NR/NR/NR	72,477	10.8	$19.00	13.8	4/30/2023(5)
CBC Restaurant Corp.	NR/NR/NR	29,674	4.4	$14.65	4.4	6/30/2023(6)
FPT Operating Co.(7)	NR/NR/NR	27,672	4.1	$19.00	5.3	12/31/2029(8)
Alon USA Energy	NR/NR/NR	26,914	4.0	$19.50	5.3	9/30/2023(9)
Total Major Tenant		235,334	35.2%	$17.84	42.2%
Other Tenants		314,710	47.1	$18.29	57.8
Total Occupied Collateral		550,044	82.3%	$18.10	100.0%
Vacant		118,110	17.7
Total		668,154	100.0%

(1)	Based on the underwritten rent roll dated October 1, 2019 with rent steps taken through August 2020 totaling $129,870.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

(3)	TBK Bank, SSB subleases 26,199 sq. ft. from Alon USA Energy, which sq. ft. is included in their 78,597 sq. ft. listed in the Tenant Summary. TBK Bank, SSB has signed a direct lease for the subleased space, which will commence in October 2023.

(4)	TBK Bank, SSB has two five-year lease renewal options remaining on its directly leased space.

(5)	Holmes & Murphy & Assoc. has two five-year lease renewal options remaining.

(6)	CBC Restaurant Corp. has two five-year lease renewal options remaining.

(7)	FPT Operating Co. has occupied a 23,931 sq. ft. space at the Park Central Tower Property since 2006. FPT Operating Co. is relocating into a larger 27,672 sq. ft. space in January 2020.

(8)	FPT Operating Co. has one five-year lease renewal option remaining.

(9)	Alon USA Energy has three five-year lease renewal options remaining.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0	0	0.0	$0.00	0.0	0.0
2020	1	1,357	0.2	1,357	0.2	$16.83	0.2	0.2
2021	6	47,045	7.0	48,402	7.2	$18.09	8.6	8.8
2022	6	54,556	8.2	102,958	15.4	$16.39	9.0	17.8
2023	19	194,848	29.2	297,806	44.6	$18.01	35.2	53.0
2024	5	31,673	4.7	329,479	49.3	$19.08	6.1	59.1
2025	5	28,980	4.3	358,459	53.6	$19.20	5.6	64.7
2026	6	110,720	16.6	469,179	70.2	$17.48	19.4	84.1
2027	2	33,462	5.0	502,641	75.2	$19.74	6.6	90.8
2028	0	0	0.0	502,641	75.2	$0.00	0.0	90.8
2029	1	27,672	4.1	530,313	79.4	$19.00	5.3	96.0
Thereafter	1	19,731	3.0	550,044	82.3	$20.00	4.0	100.0
Vacant	NAP	118,110	17.7	668,154	100.0	NAP	NAP
Total / Wtd. Avg.	52	668,154	100.0%			$18.10	100.0%

(1)	Certain tenants have lease termination options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in this Lease Rollover Schedule.

(2)	Based on underwritten rent roll dated October 1, 2019 with rent steps taken through August 2020 totaling $129,870.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

12700 & 12712 Park Central Drive Dallas, TX 75251	Collateral Asset Summary – Loan No. 11 Park Central Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 57.9% 1.54x 10.3%

Major Tenants.

TBK Bank, SSB (78,597 sq. ft.; 11.8% NRA; 13.4% U/W Base Rent). TBK Bank, SSB, which has been in occupancy at the Park Central Tower Property since 2012, has a lease expiration of April 2026 and has two five-year lease renewal options remaining. TBK Bank, SSB is a subsidiary of Triumph Bancorp, Inc., a financial holding company founded in 1981 and headquartered in Dallas, Texas. TBK Bank, SSB is a Texas-state savings bank headquartered at the Park Central Tower Property. The bank offers commercial and consumer banking products from 18 branches throughout eastern Iowa and Illinois and 43 branches throughout Colorado, Kansas and New Mexico. Through its division of Triumph Commercial Finance, TBK Bank, SSB offers asset-based lending and equipment finance throughout the United States. The executive team is headquartered at the Park Central Tower Property. TBK Bank, SSB currently leases 52,398 sq. ft. directly and is also subleasing an additional 26,199 sq. ft. space from Alon USA Energy which expires in September 2023. TBK Bank, SSB has signed a lease for this subleased space, which will commence in October 2023 on the same terms as its currently leased space.

Holmes & Murphy & Assoc. (72,477 sq. ft.; 10.8% NRA; 13.8% U/W Base Rent). Holmes & Murphy & Assoc. has been a tenant at the Park Central Tower Property since 2012 and has a lease expiration of April 2023 with two five-year lease renewal options remaining. Founded in 1932, Holmes & Murphy & Assoc. is an independent insurance brokerage firm, which provides property casualty insurance, employee benefits, captive insurance, risk management and loss control. It is headquartered in Waukee, Iowa and has 15 other locations in the mid-west and southwest.

CBC Restaurant Corp. (29,674 sq. ft.; 4.4% NRA; 4.4% U/W Base Rent). CBC Restaurant Corp. has been a tenant at the Park Central Tower Property since 2012 and has a lease expiration of June 2023 with two five-year lease renewal options remaining. CBC Restaurant Corp. operates a chain of restaurants called Corner Bakery Café, which offer breakfast, fresh salads, soups, sandwiches, pasta, fresh sweets, coffee and beverages. CBC Restaurant Corp. is headquartered at the Park Central Tower Property.

FPT Operating Co. (27,672 sq. ft.; 4.1% NRA; 5.3% U/W Base Rent). FPT Operating Co. has been a tenant at the Park Central Tower Property since 2006 and has a lease expiration of December 2029 with one five-year lease renewal option remaining. FPT Operating Co. provides payment solutions such as payment processing, gift cards, small business funding and retail equipment under the trade name Talus Payments. FPT Operating Co. is headquartered at the Park Central Tower Property.

Alon USA Energy (26,914 sq. ft.; 4.0% NRA; 5.3% U/W Base Rent). Alon USA Energy has been a tenant at the Park Central Tower Property since 2012 and has a lease expiration of September 2023 with three five-year lease renewal options remaining. Alon USA Energy was founded in 2000 and refines and markets petroleum products, as well as provides asphalt, emulsions, cutbacks and tire rubber products. It is headquartered at the Park Central Tower Property. Alon USA Energy currently sub-leases 26,199 sq. ft. to TBK Bank, SSB.

Cash Flow Analysis.

Cash Flow Analysis
	2016(1)	2017(1)	2018	T-12 9/30/2019	U/W	U/W PSF
Base Rent(2)	$7,734,634	$8,854,976	$9,247,907	$9,407,191	$9,953,862	$14.90
Value of Vacant Space	0	0	0	0	2,362,200	$3.54
Gross Potential Rent	$7,734,634	$8,854,976	$9,247,907	$9,407,191	$12,316,062	$18.43
Total Recoveries	102,634	85,320	357,378	167,104	198,489	$0.30
Other Income	559,197	652,339	641,041	646,069	646,069	0.97
Less: Vacancy	0	0	0	0	(2,362,200)	($3.54)
Effective Gross Income	$8,396,465	$9,592,635	$10,246,326	$10,220,364	$10,798,420	$16.16
Total Operating Expenses	4,233,923	4,348,856	4,658,283	4,546,504	4,602,639	$6.89
Net Operating Income(3)	$4,162,542	$5,243,779	$5,588,043	$5,673,860	$6,195,782	$9.27
TI/LC	0	0	0	0	720,342	$1.08
Capital Expenditures	0	0	0	0	160,357	$0.24
Net Cash Flow	$4,162,542	$5,243,779	$5,588,043	$5,673,860	$5,315,083	$7.95
(1)	2017 NOI is higher than 2016 NOI primarily due to approximately $950,000 in new and renewal leases.

(2)	U/W Base Rent is based on in-place rent as of October 1, 2019 with rent steps taken through August 2020 totaling $129,870.

(3)	Underwritten Net Operating Income is higher than T-12 9/30/2019 Net Operating Income primarily due to an increase in underwritten rents during the trailing 12 months of approximately $700,000 in lease renewals and rent steps.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Linthicum Heights, MD 21090	Collateral Asset Summary – Loan No.12 Airport Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,965,246 67.5% 1.69x 10.6%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsors(1):	Uri Mermelstein; Iosif Yushuvayev
Borrowers(1):	800 Airport Tech Owner LLC; 849 Airport Square Owner LLC; 900 Airport Tech Owner LLC; 930 Airport Tech Owner LLC
Original Balance(2):	$25,000,000
Cut-off Date Balance(2):	$24,965,246
% by Initial UPB:	3.2%
Interest Rate:	4.2000%
Payment Date:	6th of each month
First Payment Date:	December 6, 2019
Maturity Date:	November 6, 2029
Amortization:	Amortizing Balloon
Additional Debt(2):	$5,000,000 Pari Passu Debt
Call Protection(3):	LO(25);DEF(92);O(3)
Lockbox / Cash Management:	Hard / In-place

Reserves
	Initial	Monthly
Taxes:	$78,500	$26,167
Insurance:	$5,940	$2,970
Replacement:	$0	$2,912(4)
TI/LC:	$500,000	$19,411
Immediate Repairs:	$19,080	$0
Outstanding TI/LC(5):	$2,822,830	$0
Specified Tenant Cash Trap Reserve:	$0	Springing(6)

Financial Information
Cut-off Date Balance / Sq. Ft.:	$129
Balloon Balance / Sq. Ft.:	$103
Cut-off Date LTV:	67.5%
Balloon LTV:	54.1%
Underwritten NOI DSCR:	1.80x
Underwritten NCF DSCR:	1.69x
Underwritten NOI Debt Yield:	10.6%
Underwritten NCF Debt Yield:	9.9%
(1)	See “The Borrowers / Borrower Sponsors” below.

(2)	The Airport Square Loan (as defined below) consists of the controlling Note A-1 and is part of the Airport Square Whole Loan (as defined below), which is evidenced by 2 pari passu notes, with an aggregate original principal balance as of the Cut-off Date of approximately $30.0 million. For additional information, see “The Loan” herein.

(3)	The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 6, 2019. Defeasance of the full $30.0 million Airport Square Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 6, 2023. The assumed lockout period of 25 payment dates is based on the expected CF 2019-CF3 securitization closing date in December 2019. The actual lockout period may be longer.

(4)	Subject to a cap of $174,702 ($0.75 PSF).
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Linthicum Heights, MD
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	232,936
Property Management:	Transwestern Carey Winston, L.L.C.
Underwritten NOI:	$3,161,595
Underwritten NCF:	$2,975,246
Appraised Value(7):	$44,400,000
Appraisal Date:	August 2, 2019

Historical NOI(8)(9)
Most Recent NOI:	$3,070,419 (T-5 9/30/2019 Ann.)
2018 NOI:	$1,547,552 (December 31, 2018)
2017 NOI:	NAV
2016 NOI:	NAV

Historical Occupancy(9)
Most Recent Occupancy:	85.6% (October 28, 2019)
2018 Occupancy:	61.3% (December 31, 2018)
2017 Occupancy:	45.1% (December 31, 2017)
2016 Occupancy:	N/A
(5)	With respect to the Outstanding TI/LC, $2,418,400 relates to tenant improvements owed to Northrop Grumman (as defined below) under its lease; $193,845 relates to tenant improvements owed to U.S. Army Corps of Engineers under its lease; $163,396 relates to tenant improvements owed to U.S. Department of Veterans Affairs under its lease; and $47,188 relates to tenant improvements owed to State of Maryland – MD Think under its lease.

(6)	Represents a specified tenant cash trap reserve, by which the Airport Square Borrowers (as defined below) are required to deposit all excess cash flow upon (i) the date on which Northrop Grumman, State of Maryland – MD Think, or any replacement lease (or leases) for the space previously occupied by Northrop Grumman or State of Maryland – MD Think (each a “Specified Tenant” operating under a “Specified Lease”) discontinues its business, vacates, or otherwise gives notice of its intention to discontinue its business or vacate; (ii) the earlier to occur of (x) the date that is 18 months prior to the expiration of a Specified Lease and (y) the date that a Specified Tenant is required to give notice of its intention to exercise any remaining renewal options under its lease; (iii) the date upon which a Specified Tenant terminates its lease or indicates its intention to terminate its lease; (iv) the occurrence of a default by a Specified Tenant; or (v) the date on which a Specified Tenant or its parent company becomes the subject of a bankruptcy action.

(7)	The Appraised Value is the sum of the individual “as is” appraised values for each building at the Airport Square Property (as defined below). There are no releases permitted under the Airport Square Whole Loan documents.

(8)	Historical NOI prior to December 31, 2018 is not available as the Airport Square Borrower Sponsors (as defined below) acquired the Airport Square Property in April 2019.

(9)	The increases in Most Recent NOI and Most Recent Occupancy from 2018 and 2017, respectively, are primarily due to new and renewal leases being executed at the Airport Square Property under new management. Since 2017, Northrop Grumman executed leases for 113,168 sq. ft., U.S. Department of Veterans Affairs executed a lease for 17,639 sq. ft. and State of Maryland – MD Think renewed its lease for their existing 15,990 sq. ft., which was expanded to include an additional 11,964 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Linthicum Heights, MD 21090	Collateral Asset Summary – Loan No.12 Airport Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,965,246 67.5% 1.69x 10.6%

The Loan. The Airport Square mortgage loan (the “Airport Square Loan”) is a fixed-rate loan with an original principal balance of $25.0 million and Cut-off Date principal balance of $24,965,246 secured by the borrowers’ fee simple interest in four office buildings totaling 232,936 sq. ft. and located in Linthicum Heights, Maryland (the “Airport Square Property”). The Airport Square Loan is part of a whole loan (the “Airport Square Whole Loan”) with an original principal balance of $30.0 million and Cut-off Date principal balance of $29,958,295 that is evidenced by two pari passu notes as follows; (i) the Airport Square Loan, which consists of the controlling Note A-1 and (ii) the non-controlling Note A-2, which had an original principal balance of $5.0 million and Cut-off Date principal balance of $4,993,049. The non-controlling note A-2 is expected to be contributed to one or more securitization transactions. The Airport Square Loan accrues interest at an interest rate of 4.2000% per annum. The Airport Square Loan has a 10-year term and amortizes on a 30-year amortization schedule.

The relationship between the holders of the Airport Square Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Airport Square Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
Note A-1	$25,000,000	$24,965,246	CF 2019-CF3	Yes
Note A-2	5,000,000	4,993,049	CCRE	No
Airport Square Whole Loan	$30,000,000	$29,958,295

Loan proceeds were used to retire existing debt of approximately $23.9 million, fund a tenant improvement payment to Northrop Grumman of approximately $1.7 million, fund upfront reserves of approximately $3.4 million and pay closing costs. Based on the appraised value of $44.4 million as of August 2, 2019, the Cut-off Date LTV ratio is 67.5%. The appraised value is the sum of the individual “as is” appraised values of each building at the Airport Square Property. There are no releases permitted under the Airport Square Loan documents.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$30,000,000	99.8%	Loan Payoff	$23,904,753	79.5%
Borrowers Equity	51,120	0.2	TI Payoff(1)	1,704,310	5.7
			Upfront Reserves	3,426,350	11.4
			Closing Costs	1,015,708	3.4
Total Sources	$30,051,120	100.0%	Total Uses	$30,051,120	100.0%
(1)	TI Payoff represents a payment to Northrop Grumman to reimburse the tenant for contractual tenant improvements owed under their lease.

The Borrowers / Borrower Sponsors.  The borrowers, 800 Airport Tech Owner LLC, 849 Airport Square Owner LLC, 900 Airport Tech Owner LLC, and 930 Airport Tech Owner LLC (collectively, the “Airport Square Borrowers”), are each a single purpose Delaware limited liability company structured to be bankruptcy remote, each with one independent director in its organizational structure. The non-recourse carveout guarantors and borrower sponsors are Uri Mermelstein and Iosif Yushuvayev (together, the “Airport Square Borrower Sponsors”), each of whom are principals of Mermelstein Development, LLC (“Mermelstein”).

Mermelstein is an international real estate company, principally engaged in the acquisition, ownership, investment, management and development of residential, commercial and mixed-use properties. Mermelstein was established in 2001 to acquire, develop and manage residential and commercial properties in and outside of the United States. From office space to retail to hotels and arts facilities, Mermelstein has developed or acquired more than 5 million square feet of space since 2001. Mermelstein currently owns or has owned a portfolio of sixteen commercial properties across New York, Ohio, Massachusetts, Tennessee and Missouri.

The Properties and Tenants. The Airport Square Property is comprised of four office buildings in Linthicum Heights, Maryland with an aggregate of approximately 232,936 sq. ft. The buildings at the Airport Square Property were built between 1986 and 1990. The spaces at 800 International Drive and 900 International Drive were renovated in 2018 and the space at 930 International Drive was renovated in 2014. Additionally, the Airport Square Property includes 861 parking spaces for a parking ratio of 3.7 spaces per 1,000 sq. ft. of NRA.

The Airport Square Borrower Sponsors acquired the Airport Square Property in April 2019. The Airport Square Property was a portion of the collateral for a 2007 CMBS loan that was secured by the Airport Square Property and 10 other office properties. The allocated loan amount for the Airport Square Property under the 2007 loan was $36,596,000. The 2007 loan went into default and was foreclosed upon by LNR Partners, Inc. in December 2013. A third party (not affiliated with the Airport Square Borrower Sponsors) contracted to purchase the Airport Square Property at auction in March 2019 for $29.2 million. Thereafter, the third party assigned the contract to the Airport Square Borrower Sponsors for $37.5 million. The Airport Square Borrower Sponsors obtained a short term bridge loan (from a lender not affiliated with CCRE), which was refinanced by the Airport Square Loan.

The largest tenant at the Airport Square Property is Northrop Grumman Systems (“Northrop Grumman”), which is a publicly traded (Fitch/Moody’s/S&P: BBB/Baa1/BBB) global security company providing innovative systems, products and solutions in autonomous systems, cyber, C4ISR, space, strike, and logistics and modernization to customers worldwide. The company is the fifth largest arms

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Linthicum Heights, MD 21090	Collateral Asset Summary – Loan No.12 Airport Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,965,246 67.5% 1.69x 10.6%

trader in the world, employs over 85,000 people worldwide and is headquartered in West Falls Church, Virginia. Northrop Grumman’s mission systems business, which creates military radar, sensors and related products, is headquartered adjacent to the Airport Square Property. Northrop Grumman’s office space at the Airport Square Property is used to support the research and development work done at the adjacent headquarters.

In 2018, Northrop Grumman invested $12.0 million ($106 PSF) evenly across the 800 International Building and 900 International Building, focused on increasing security to meet the security requirements of Northrop Grumman’s clients. In June 2019, Northrop Grumman executed a five-year lease for its space at the 800 International Building that expires in May 2023 and includes two five-year extension options and one termination option with a one-time fee of $975,000 commencing on May 31, 2021, provided that Northrop Grumman gives the Airport Square Borrowers nine months’ written notice. In January 2019, Northrop Grumman Systems executed a five-year lease at the 900 International Building that expires in December 2023 and includes two five-year extension options and one termination option with a one-time fee of $975,000 commencing on December 31, 2021, provided that Northrop Grumman gives the Airport Square Borrowers nine months’ written notice.

The Northrop Grumman leases for the spaces at 800 International Drive and 900 International Drive also provide for $4,102,340 in tenant improvement allowances across both spaces, of which $2,418,400 remains and has been reserved by the Airport Square Borrowers.

The second largest tenant at the Airport Square Property is State of Maryland - MD Think (Fitch/Moody’s/S&P: AAA/Aaa/AAA) (27,954 sq. ft.; 12.0% of NRA; 17.8% of U/W Base Rent). State of Maryland - MD Think is a cloud-based data repository that aims to break down barriers between state agencies and provide integrated access to programs administered by agencies including the Department of Health and Mental Hygiene, the Department of Juvenile Services, and the Department of Labor, Licensing, and Regulation. State of Maryland - MD Think has been a tenant at the Airport Square Property since 2013, originally occupying 15,990 sq. ft. of space and expanding into an additional 11,964 sq. ft. of space in 2019. State of Maryland - MD Think occupies its space under a lease, which expires in April 2023 and includes one five-year extension option and the right to terminate in whole or in part at any time with 180 days’ written notice. The lease also provides for $47,188 of owed TI/LCs, of which the entire amount has been reserved by the Airport Square Borrowers.

The third largest tenant at the Airport Square Property is U.S. Army Corps of Engineers (“USACE”), which is a U.S. federal agency under the Department of Defense specializing in public engineering, design and construction management, with 36,500 civilian and military personnel. Although generally associated with dams, canals and flood protection in the United States, USACE is involved in a wide range of public works throughout the world. USACE has been a tenant at the Airport Square Property since 2014. In September 2019, USACE executed a one-year renewal, which expires in August 2020 with four one-year extension options remaining and the right to terminate in whole or in part at any time with 180 days’ written notice. The lease also provides for $193,845 of owed TI/LCs, of which the entire amount has been reserved by the Airport Square Borrowers.

The fourth largest tenant at the Airport Square Property is U.S. Department of Veterans Affairs (Fitch/Moody’s/S&P: AAA/Aaa/AAA) (17,639 sq. ft.; 7.6% of NRA; 12.0% of U/W Base Rent). U.S. Department of Veterans Affairs provides health care services, benefits programs and access to national cemeteries to former military personnel and their dependents. U.S. Department of Veterans Affairs has been a tenant at the Airport Square Property since 2008. In October 2018, U.S. Department of Veterans Affairs executed a three-year lease that expires in September 2021 with no extension options and the right to terminate in whole or in part at any time with 180 days’ written notice. The lease also provides for $163,396 of owed TI/LCs, of which the entire amount has been reserved by the Airport Square Borrowers.

The remaining tenants at the Airport Square Property include State of Maryland – MMCC, AM Midwifery Certification BC (“American Midwifery Certification Board”) and Center for Innovation, Inc. These tenants collectively account for 17,372 sq. ft. (7.5% of NRA) and $399,277 (9.6% of U/W Base Rent). Additionally, investment grade tenants make up 82.8% of the sq. ft. and 96.2% of the U/W Base Rent at the Airport Square Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Linthicum Heights, MD 21090	Collateral Asset Summary – Loan No.12 Airport Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,965,246 67.5% 1.69x 10.6%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Northrop Grumman	BBB/Baa1/BBB	113,168	48.6%	$18.63	50.5%	5/31/2023(3)
State of Maryland - MD Think	AAA/Aaa/AAA	27,954	12.0	$26.60	17.8	4/15/2023(4)
USACE	AAA/Aaa/AA+	23,266	10.0	$18.00	10.0	8/31/2020(5)
U.S. Department of Veterans Affairs	AAA/Aaa/AA+	17,639	7.6	$28.38	12.0	9/30/2021(6)
State of Maryland - MMCC	AAA/Aaa/AAA	10,900	4.7	$21.95	5.7	1/31/2028
Total Major Tenants		192,927	82.8%	$20.79	96.2%
Remaining Tenants		6,472	2.8	$24.73	3.8
Total Occupied Tenants		199,399	85.6%	$20.91	100.0%
Vacant		33,537	14.4
Total		232,936	100.0%
(1)	Based on underwritten rent roll.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

(3)	Northrop Grumman’s 56,584 sq. ft. of space at the 900 International Building expires on December 31, 2023. Northrop Grumman has a termination option with a one-time fee of $975,000 commencing on May 31, 2021 (with respect to the lease for space at 800 International Drive) and December 31, 2021 (with respect to the lease for space at 900 International Drive), provided that Northrop Grumman gives the Airport Square Borrowers nine months’ written notice.

(4)	The State of Maryland – MD Think operates its space under one lease. The State of Maryland – MD Think’s lease of 15,990 sq. ft. of the demised premises expires on April 30, 2023. The State of Maryland - MD Think also has the right to terminate the lease in whole or in part at any time with 180 days’ written notice. The State of Maryland – MD Think has been a tenant at the Airport Square Property since 2013.

(5)	USACE has the right to terminate in whole or in part at any time with 180 days’ written notice. USACE has been a tenant at the Airport Square Property since 2014.

(6)	U.S. Department of Veterans Affairs has the right to terminate in whole or in part at any time with 180 days’ written notice. U.S. Department of Veterans Affairs has been a tenant at the Airport Square Property since 2008.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2020	2	25,833	11.1	25,833	11.1%	$18.57	11.5	11.5%
2021	1	17,639	7.6	43,472	18.7%	$28.38	12.0	23.5%
2022	1	3,905	1.7	47,377	20.3%	$25.41	2.4	25.9%
2023	7	141,122	60.6	188,499	80.9%	$20.20	68.4	94.3%
2024	0	0	0.0	188,499	80.9%	$0.00	0.0	94.3%
2025	0	0	0.0	188,499	80.9%	$0.00	0.0	94.3%
2026	0	0	0.0	188,499	80.9%	$0.00	0.0	94.3%
2027	0	0	0.0	188,499	80.9%	$0.00	0.0	94.3%
2028	1	10,900	4.7	199,399	85.6%	$21.95	5.7	100.0%
2029	0	0	0.0	199,399	85.6%	$0.00	0.0	100.0%
Thereafter	0	0	0.0	199,399	85.6%	$0.00	0.0	100.0%
Vacant	NAP	33,537	14.4	232,936	100.0%	NAP	NAP
Total / Wtd. Avg.	12	232,936	100.0%			$20.91	100.0%
(1)	Based on underwritten rent roll.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in this Lease Rollover Schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Linthicum Heights, MD 21090	Collateral Asset Summary – Loan No.12 Airport Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,965,246 67.5% 1.69x 10.6%

Cash Flow Analysis.

Cash Flow Analysis
	12/30/2018	T-5 9/30/2019 Ann.(1)	U/W	U/W PSF
Base Rent(2)	$2,395,035	$3,841,518	$4,807,259	$20.64
Total Recoveries	345,043	339,667	253,042	1.09
Other Income	0	0	0	0.00
Gross Potential Rent(3)	$2,740,078	$4,181,185	$5,060,301	$21.72
Less: Vacancy(4)	0	0	(637,203)	(2.74)
Effective Gross Income	$2,740,078	$4,181,185	$4,423,098	$18.99
Total Operating Expenses	1,192,525	1,110,767	1,261,504	5.42
Net Operating Income	$1,547,552	$3,070,419	$3,161,595	$13.57
TI/LC	0	0	151,408	0.65
Capital Expenditures	0	0	34,940	0.15
Net Cash Flow	$1,547,552	$3,070,419	$2,975,246	$12.77
(1)	The Airport Square Borrower Sponsors acquired the Airport Square Property in April 2019, therefore T-12 financials are not available.

(2)	U/W Base Rent is based on the current rent roll and includes $48,576 in contractual rent increases through September 2020.

(3)	Gross Potential Rent increased from December 30, 2018 to T-5 9/30/2019 due to new leasing activity, primarily driven by Northrop Grumman executing a lease for its space at the 900 International Building (25.1% of U/W Base Rent).

(4)	U/W Vacancy represents an in-place economic vacancy of 12.6%. In-place physical vacancy is 14.4% and the BWI/North Linthicum office submarket had an overall vacancy of 13.7% as of Q2 2019.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Brooklyn, NY	Collateral Asset Summary – Loan No. 13 Gold Brooklyn Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,800,000 62.6% 1.75x 7.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Mendel Gold
Borrowers:	729-731 Meeker Group LLC; 80 NY Ave LLC; 81 Stockholm Group LLC; Gold Management Realty LLC; 346 Grand LLC; 467 Central Avenue LLC
Original Balance:	$24,800,000
Cut-off Date Balance:	$24,800,000
% by Initial UPB:	3.1%
Interest Rate:	4.0195%
Payment Date:	1st of each month
First Payment Date:	January 1, 2019
Maturity Date:	December 1, 2029
Amortization:	Interest Only
Additional Debt:	None
Call Protection(1):	LO(24);DEF(91);O(5)
Lockbox / Cash Management:	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$16,881	$7,503
Insurance:	$11,120	$3,611
Replacement:	$37,500	$1,075
TI/LC:	$0	$467
Engineering:	$104,250	$0
CO Reserve(2):	$1,500,000	$0
Affordable Units Holdback(3):	$40,518	$0

Financial Information
Cut-off Date Balance / Unit:	$527,660
Balloon Balance / Unit:	$527,660
Cut-off Date LTV:	62.6%
Balloon LTV:	62.6%
Underwritten NOI DSCR:	1.75x
Underwritten NCF DSCR:	1.75x
Underwritten NOI Debt Yield:	7.1%
Underwritten NCF Debt Yield:	7.1%
Property Information
Single Asset / Portfolio:	Portfolio of 6 Properties
Property Type(4):	Mid-Rise Multifamily
Collateral:	Fee Simple
Location:	Brooklyn, NY
Year Built / Renovated:	Various / Various
Total Units(4):	47
Property Management:	Spencer PL. Realty LLC
Underwritten NOI(5):	$1,770,774
Underwritten NCF:	$1,767,134
Appraised Value:	$39,600,000
Appraisal Date:	September 9, 2019

Historical NOI(5)
Most Recent NOI:	$1,497,135 (T-12 September 30, 2019)
2018 NOI:	NAP
2017 NOI:	NAP
2016 NOI:	NAP

Historical Occupancy(5)
Most Recent Occupancy:	93.6% (September 30, 2019)
2018 Occupancy:	NAP
2017 Occupancy:	NAP
2016 Occupancy:	NAP
(1)	The Gold Brooklyn Multifamily Portfolio Borrowers (as defined below) may obtain the release of one or more of the Gold Brooklyn Multifamily Portfolio Properties (as defined below). Following the lockout period, the Gold Brooklyn Multifamily Portfolio Borrowers may partially release any individual property upon (i) paying a defeasance amount of 120% of the allocated loan amount with respect to such release parcel, (ii) the debt service coverage ratio being greater than or equal to 1.85x for the undefeased note based on income from the remaining parcel and (iii) the LTV ratio being less than or equal to 60.0% for the undefeased note for the remaining parcel.

(2)	The $1,500,000 CO reserve will be released to the Gold Brooklyn Multifamily Portfolio Borrowers upon (i) the Gold Brooklyn Multifamily Portfolio Borrowers providing a permanent certificate of occupancy applicable to the three units on the 3rd floor of the building at 346 Grand Street, (ii) the debt yield being greater than or equal to 7.0% and (iii) the LTV ratio being less than or equal to 63.0%. In the event that any amount remains in the CO reserve after November 8, 2022, such amount will either remain in the reserve as additional collateral or the lender, at its option, may apply the reserve as a prepayment of the Gold Brooklyn Multifamily Portfolio Loan (together with yield maintenance).

(3)	The $40,518 affordable units holdback reserve will be released to the borrower upon (i) the debt yield being greater than or equal to 7.0% and (ii) all of the affordable units being leased at a minimum monthly rent as described in the Gold Brooklyn Multifamily Portfolio Loan documents. In the event that any amount remains in the affordable units holdback reserve after November 8, 2022, such amount will either remain in the reserve as additional collateral or the lender, at its option, may apply the reserve as a prepayment of the Gold Brooklyn Multifamily Portfolio Loan (together with yield maintenance).

(4)	The Gold Brooklyn Multifamily Portfolio Properties consist of 47 multifamily units, four commercial units (5,600 sq. ft.), and one commercial storage space. Property Type and Total Units refer to the multifamily units only.

(5)	The increase in Underwritten NOI from Most Recent NOI is primarily attributable to the gut renovation, addition of 10 units and lease-up at the 81-83 Stockholm property. Historical NOI and Historical Occupancy are not available due to the gut renovation and construction at the 81-83 Stockholm property and the gut renovation at the 467 Central Avenue property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Brooklyn, NY	Collateral Asset Summary – Loan No. 13 Gold Brooklyn Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,800,000 62.6% 1.75x 7.1%

The Loan. The Gold Brooklyn Multifamily Portfolio mortgage loan (the “Gold Brooklyn Multifamily Portfolio Loan”) is a fixed rate loan secured by the Gold Brooklyn Multifamily Portfolio Borrowers’ first priority fee simple interests in six multifamily properties totaling 47 units, located in Brooklyn, New York (the “Gold Brooklyn Multifamily Portfolio Properties”) with an original and Cut-off Date principal balance of $24,800,000. The proceeds of the Gold Brooklyn Multifamily Portfolio Loan were used primarily to refinance previous debt of approximately $14.8 million, return approximately $7.4 million of equity, fund reserves of approximately $1.7 million and pay closing costs of $927,848.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount:	$24,800,000	100.0%	Existing Debt Payoff:	$14,770,076	59.6%
			Return of Equity:	7,391,807	29.8
			Reserves:	1,710,269	6.9
			Closing Costs:	927,848	3.7
Total Sources:	$24,800,000	100.0%	Total Uses:	$24,800,000	100.0%

The Borrowers / Borrower Sponsor.  The borrowers, 729-731 Meeker Group LLC, 80 NY Ave LLC, 81 Stockholm Group LLC, Gold Management Realty LLC, 346 Grand LLC and 467 Central Avenue LLC (collectively, the “Gold Brooklyn Multifamily Portfolio Borrowers”), are each structured to be a single-purpose bankruptcy-remote entity with one independent director.

The borrower sponsor and non-recourse carveout guarantor for the Gold Brooklyn Multifamily Portfolio Loan is Mendel Gold (the “Gold Brooklyn Multifamily Portfolio Borrower Sponsor”). Mr. Gold is a real estate developer and builder with a portfolio consisting of approximately 20 buildings, mostly located throughout Brooklyn. The Gold Brooklyn Multifamily Portfolio Properties are managed by Spencer PL. Realty LLC.

The Properties. The Gold Brooklyn Multifamily Portfolio Properties are comprised of six multifamily properties totaling 47 units located throughout Brooklyn, New York. The Gold Brooklyn Multifamily Portfolio Properties were built between 1911 and 2018. Since 2014, the Gold Brooklyn Multifamily Portfolio Borrower Sponsor has invested approximately $7.1 million in capital expenditures.

The following table presents detailed information with respect to each of the Gold Brooklyn Multifamily Portfolio Properties.

Gold Brooklyn Multifamily Portfolio Properties Summary
Property Name (Location) / Zip Code(1)	Units	Occupancy	Allocated Loan Amount (“ALA”)	% of ALA	Appraised Value	UW NOI	% of UW NOI
	16	81.3%	$6,900,000	27.8%	$10,700,000	$488,617	27.6%
81-83 Stockholm Street/ 11221(1)

	5	100.0%	4,950,000	20.0	8,200,000	366,472	20.7
346 Grand Street/ 11211(1)

	6	100.0%	4,050,000	16.3	6,600,000	286,638	16.2
731 Meeker Avenue/ 11222(1)

	8	100.0%	3,550,000	14.3	5,800,000	250,260	14.1
1316 Pacific Street/ 11216(1)

	6	100.0%	3,400,000	13.7	5,300,000	241,085	13.6
467 Central Avenue/ 11221(1)

	6	100.0%	1,950,000	7.9	3,000,000	137,703	7.8
169 Troutman/ 11206(1)

Total / Wtd. Avg.	47	93.6%	$24,800,000	100.0%	$39,600,000	$1,770,774	100.0%
(1)	All of the properties are located in Brooklyn, NY

81-83 Stockholm Street (16 Units, 34.0% of Units, 27.8% ALA). The 81-83 Stockholm Street property is a 16-unit multifamily property located in Brooklyn, New York. The 81-83 Stockholm property is comprised of two adjoining buildings, 81 Stockholm Street and 83 Stockholm Street. 81 Stockholm Street was built in 1931 and renovated in 2018, and 83 Stockholm Street was built in 2018. At the time of the CF 2019-CF3 transaction, 83 Stockholm is in the process of receiving a 421A tax abatement from the New York City Department of Housing Preservation and Development (“HPD”). The Affordable Housing Guidelines require 30% of the units (3 units) to be leased for no greater than 130% of the Area Median Income. The 81-83 Stockholm Street property was 81.3% occupied as of September 30, 2019. The 81-83 Stockholm Street property features three affordable units, which are currently vacant pending the HPD mandated lottery on such units. The 13 market rent units are 100% leased.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Brooklyn, NY	Collateral Asset Summary – Loan No. 13 Gold Brooklyn Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,800,000 62.6% 1.75x 7.1%

346 Grand Street (5 Units, 10.6% of Units, 20.0% ALA). The 346 Grand Street property is a 5-unit multifamily property located in Brooklyn, New York. The 346 Grand Street property was built in 1920 and renovated in 2012. The ground floor commercial unit is occupied by Ghost Robot, a production company specializing in music and commercials. The 346 Grand Street property was 100.0% occupied as of September 30, 2019.

731 Meeker Avenue (6 Units, 12.8% of Units, 16.3% ALA). The 731 Meeker Avenue property is a 6-unit multifamily property located in Brooklyn, New York. The 731 Meeker Avenue property was built in 1928 and renovated in 2014 with 2,100 sq. ft. of commercial space. The property has one rent stabilized unit. The 731 Meeker Avenue property was 100.0% occupied as of September 30, 2019.

1316 Pacific Street (8 Units, 17.0% of Units, 14.3% ALA). The 1316 Pacific Street property is an 8-unit multifamily property located in Brooklyn, New York. The 1316 Pacific Street property was built in 1911 and renovated in 2014. There is an additional commercial storage space in the basement, and three of the eight multifamily units at the property are rent stabilized. The 1316 Pacific Street property was 100.0% occupied as of September 30, 2019.

467 Central Avenue (6 Units, 12.8% of Units, 13.7% ALA). The 467 Central Avenue property is a 6-unit multifamily property located in Brooklyn, New York. The 467 Central Avenue property was built in 1920 and was gut renovated in 2017 after being converted from a church. The 467 Central Avenue property was 100.0% occupied as of September 30, 2019.

169 Troutman (6 Units, 12.8% of Units, 7.9% ALA). The 169 Troutman property is a 6-unit multifamily property located in Brooklyn, New York. The 169 Troutman property was built in 1931 and renovated in 2010. The 169 Troutman property was 100.0% occupied as of September 30, 2019.

The following table presents detailed information with respect to the unit mix of each of the Gold Brooklyn Multifamily Portfolio Properties.

Gold Brooklyn Multifamily Portfolio Property Unit Mix(1)
Property Name	Units	% of Total Units	Average Rent per Unit(3)	Concluded Market Rent per Unit(3)	% Different than Concluded Market Rent	Average SF per Unit(2)
81-83 Stockholm Street	16	34.0%	$3,365	$3,300	2.0%	813
346 Grand Street	5	10.6	$4,040	$4,190	-3.6%	828
731 Meeker Avenue	6	12.8	$4,411	$4,455	-1.0%	1,025
1316 Pacific Street	8	17.0	$4,655	$5,250	-11.3%	1,100
467 Central Avenue	6	12.8	$4,075	$4,200	-3.0%	833
169 Troutman	6	12.8	$2,300	$2,600	-11.5%	821
Total/WTD. Avg.	47	100.0%	$3,745	$3,900	-3.6%	894
(1)	Based on the appraisal, unless otherwise indicated.

(2)	Based on the underwritten rent roll dated September 30, 2019.

(3)	The 169 Troutman property comparables exclude three bedroom units, which were not provided in the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

Various Brooklyn, NY	Collateral Asset Summary – Loan No. 13 Gold Brooklyn Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,800,000 62.6% 1.75x 7.1%

Cash Flow Analysis.

Cash Flow Analysis
	T-12 9/30/2019	UW	U/W Per Unit
Gross Potential Rent(1)	$1,696,769	$1,892,669	$40,269.54
Vacancy(2)	0	(56,780)	(1,208.09)
Net Rental Income(1)	$1,696,769	$1,835,889	$39,061.46
Commercial Income	0	249,855	5,316.06
Commercial Vacancy	0	(12,493)	265.80
Net Commercial Income	$0	$237,362	$5,050.25
Other Income(3)	0	16,600	353.19
Effective Gross Income	$1,696,769	$2,089,850	$44,464.90
Real Estate Taxes(4)	15,503	88,618	1,885.49
Property Insurance	41,751	45,000	957.45
Other Expenses	142,380	185,458	3,945.92
Net Operating Income	$1,497,135	$1,770,774	$37,676.05
Capital Expenditures	0	3,640	77.45
Net Cash Flow	$1,497,135	$1,767,134	$37,598.60
(1)	The Gold Brooklyn Multifamily Portfolio Borrower Sponsor is awaiting HPD to place tenants in the three rent stabilized units, which are expected to be leased in the next 3-6 months. An equivalent of six months’ rent associated with the rent stabilized units was reserved with lender and the Gold Brooklyn Multifamily Portfolio Borrower Sponsor entered into a master lease for the three units until they are rented.

(2)	Underwritten Vacancy represents 3.0% of Gross Potential Rent.

(3)	Other Income is primarily comprised of laundry and vending income.

(4)	T-12 9/30/2019 Real Estate Taxes do not include real estate taxes for all of the Gold Brooklyn Multifamily Portfolio Property, as the prior lender escrowed for and paid real estate taxes directly. Underwritten Real Estate Taxes reflect the actual tax bill and the 10-year average for 83 Stockholm, due to the anticipated 421A tax abatement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

15596 Interstate 45 South Conroe, TX 77384	Collateral Asset Summary – Loan No. 14 Dominion Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.7% 2.54x 9.3%

Mortgage Loan Information
Loan Seller:	KeyBank
Loan Purpose:	Acquisition
Borrower Sponsor:	Griffin Capital Company, LLC
Borrower:	Griffin Capital (The Dominion - Conroe, TX) DST
Original Balance:	$22,000,000
Cut-off Date Balance:	$22,000,000
% by Initial UPB:	2.8%
Interest Rate:	3.4800%
Payment Date:	1st of each month
First Payment Date:	January 1, 2020
Maturity Date:	December 1, 2029
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	LO(24);DEF(93);O(3)
Lockbox / Cash Management:	Springing Soft / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$0	$33,494
Insurance(2):	$0	Springing
Replacement:	$142,800	$5,950

Financial Information
Cut-off Date Balance / Unit:	$92,437
Balloon Balance / Unit:	$92,437
Cut-off Date LTV:	53.7%
Balloon LTV:	53.7%
Underwritten NOI DSCR:	2.63x
Underwritten NCF DSCR:	2.54x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	9.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Multifamily/Garden
Collateral:	Fee Simple
Location:	Conroe, TX
Year Built / Renovated:	2003 / NAP
Total Units:	238
Property Management:	Griffin Exchange Property Manager, LLC
Underwritten NOI:	$2,042,423
Underwritten NCF:	$1,971,023
Appraised Value:	$41,000,000
Appraisal Date:	October 17, 2019

Historical NOI
Most Recent NOI:	$2,296,605 (T-12 September 30, 2019)
2018 NOI:	$2,189,604 (December 31, 2018)
2017 NOI:	$1,997,375 (December 31, 2017)
2016 NOI :	$1,924,182 (December 31, 2016)

Historical Occupancy
Most Recent Occupancy:	94.1% (November 12, 2019)
2018 Occupancy:	91.8% (December 31, 2018)
2017 Occupancy:	93.0% (December 31, 2017)
2016 Occupancy:	89.7% (December 31, 2016)

(1)	According to the master lease, the Dominion Apartments Borrower (as defined below) funded $2,076,700 into various trust reserve accounts, which are separate from the reserves for the Dominion Apartments Loan (as defined below). Pursuant to the related Dominion Apartments Loan documents, Dominion Apartments Borrower has granted a security interest in such trust reserve accounts in favor of the lender. Collectively, the initial reserves and the trust reserves will be used to pay for (i) improvements, replacements, or material repairs at the Dominion Apartments Property (as defined below), (ii) other ancillary fees and costs related to the Dominion Apartments Property, (iii) any environmental costs and (iv) tax and insurance obligations. For more information on the master lease, please refer to “The Borrower / Borrower Sponsor” below.

(2)	Monthly deposits of one-twelfth (1/12) of the estimated annual insurance premiums spring upon (i) an event of default or (ii) the Dominion Apartments Borrower failing to provide evidence to the lender that the Dominion Apartments Property is covered under an acceptable blanket insurance policy and that all insurance premiums have been paid by the due date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

15596 Interstate 45 South Conroe, TX 77384	Collateral Asset Summary – Loan No. 14 Dominion Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.7% 2.54x 9.3%

The Loan. The Dominion Apartments mortgage loan (the “Dominion Apartments Loan”) is a fixed rate loan with an original and Cut-off Date principal balance of $22,000,000 secured by the Dominion Apartments Borrower’s fee simple interest in a 238-unit multifamily garden-style property located in Conroe, Texas (the “Dominion Apartments Property”). The Dominion Apartments Loan has a 10-year term and is interest-only for the full term of the Dominion Apartments Loan. The proceeds of the Dominion Apartments Loan, together with approximately $21.1 million of borrower sponsor equity, were used to acquire the Dominion Apartments Property for $40.0 million, fund upfront reserves and pay closing costs.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan Amount	$22,000,000	51.0%	Purchase Price	$40,000,000	92.8%
Borrower Sponsor Equity	21,099,948	49.0	Reserves(1)	2,219,500	5.1
			Closing Costs	880,448	2.0
Total Sources	$43,099,948	100.0%	Total Uses	$43,099,948	100.0%
(1)	According to the master lease, the Dominion Apartments Borrower funded $2,076,700 into various trust reserve accounts, which are separate from the reserves for the Dominion Apartments Loan. Pursuant to the related Dominion Apartments Loan documents, Dominion Apartments Borrower has granted a security interest in such trust reserve accounts in favor of the lender. Collectively, the initial reserves and the trust reserves will be used to pay for (i) improvements, replacements, or material repairs at the Dominion Apartments Property, (ii) other ancillary fees and costs related to the Dominion Apartments Property, (iii) any environmental costs and (iv) tax and insurance obligations. For more information on the master lease, please refer to “The Borrower / Borrower Sponsor” below.

The Borrower / Borrower Sponsor.

The borrower is Griffin Capital (The Dominion - Conroe, TX) DST (the “Dominion Apartments Borrower”), a Delaware statutory trust which is a single purpose, bankruptcy-remote entity. Under certain conditions included in the Dominion Apartments Loan documents, the Dominion Apartments Borrower is permitted and may be required to convert from a Delaware statutory trust to a Delaware limited liability company. The Dominion Apartments Borrower has master leased the Dominion Apartments Property to a master lessee affiliated with the Dominion Apartments Borrower Sponsor (as defined below). The master lessee is structured to be a single purpose entity. The Dominion Apartments Borrower’s interest in the master lease and all rents payable thereunder are assigned to the lender. The master lessee’s interest in all property rents is assigned to the Dominion Apartments Borrower, and the Dominion Apartments Borrower assigns such interest to the lender. The Dominion Apartments Borrower Sponsor has a 100% ownership interest in the master lessee. The master lease is subordinate to the Dominion Apartments Loan. There is no income underwritten from the master lease as the Dominion Apartments Property was underwritten to the underlying property income. There is an independent director for the signatory trustee of the Dominion Apartments Borrower. Legal counsel to the Dominion Apartments Borrower delivered a non-consolidation opinion in connection with the origination of the Dominion Apartments Loan. See “Description of the Mortgage Pool—Delaware Statutory Trusts” in the Preliminary Prospectus.

The Dominion Apartments Borrower Sponsor is Griffin Capital Company, LLC (the “Dominion Apartments Borrower Sponsor”). Founded in 1995, Griffin Capital Company, LLC is an alternative investment asset manager with approximately $10.75 billion in assets under management as of June 30, 2018.

The Property.

The Dominion Apartments Property is a 238-unit, garden-style apartment complex located in Conroe, Texas. The Dominion Apartments Property is comprised of 31 two- and three-story apartment buildings located on a 17.3-acre site. The Dominion Apartments Property amenities include one- and two-car garages, playground, park, on-site leasing office and clubhouse, business center, fitness center, sauna, spa, pergola, veranda, waterscaped swimming pool and poolside grilling area. Unit amenities include stainless steel appliances, granite countertops, balcony, additional outdoor storage closet, built-in entertainment center, wood-burning fireplace, walk-in closets, hardwood floors and kitchen island. Also, washers and dryers are available in select units.

The Dominion Apartments Property was built in 2003. Several units had significant renovations in recent years, which included new flooring, paint, cabinets, countertops and appliances. As of November 12, 2019, the Dominion Apartments Property was 94.1% occupied. The Dominion Apartments Borrower acquired the Dominion Apartments Property with the closing of the Dominion Apartments Loan for a purchase price of $40,000,000, which results in a loan-to-purchase price ratio of 55.0%

The Dominion Apartments Property is located on the west side of Interstate 45 South, within the Houston-The Woodlands-Sugar Land, TX metropolitan statistical area, approximately 40 miles north of Houston. The immediate area consists of primarily retail shopping and corporate offices. The Dominion Apartments Property is located approximately six miles north of The Woodlands Mall, a 758,231 sq. ft. regional mall, which features 183 retail stores including 34 restaurants. Major employment centers including The Woodlands Town Center, Exxon Mobil corporate campus and Springwoods Village are also located within ten miles of the Dominion Apartments Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

15596 Interstate 45 South Conroe, TX 77384	Collateral Asset Summary – Loan No. 14 Dominion Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.7% 2.54x 9.3%

The following table presents detailed information with respect to the unit mix of the Dominion Apartments Property:

Dominion Apartments Unit Mix(1)(2)
Unit Type	Units	% of Total Units	Occupied Units	Occupancy %(2)	Average Unit Size (SF)(2)	Avg. Monthly Rent Per Unit(2)
1 Bed/1 Bath	72	30.3%	66	91.7%	841	$1,058
2 Bed/1 Bath	28	11.8	27	96.4	1,116	$1,249
2 Bed/2 Bath	72	30.3	69	95.8	1,343	$1,385
3 Bed/2 Bath	32	13.4	28	87.5	1,582	$1,586
4 Bed/3 Bath	28	11.8	28	100.0	1,915	$1,812
4 Bed/3.5 Bath	6	2.5	6	100.0	1,970	$1,777
Total/Wtd. Avg.	238	100.0%	224	94.1%	1,280	$1,357
(1)	Based on the underwritten rent roll dated November 12, 2019.

(2)	Wtd. Avg. is based on number of units of each unit type.

Cash Flow Analysis.

Cash Flow Analysis
	2016	2017	2018	T-12 9/30/2019	U/W	U/W Per Unit
Base Rent(1)	$3,681,483	$3,646,501	$3,753,462	$3,838,993	$3,876,635	$16,288
Vacancy / Credit Loss / Concessions	(393,880)	(281,868)	(295,878)	(297,868)	(268,437)	(1,128)
Net Rental Income	$3,287,602	$3,364,633	$3,457,585	$3,541,126	$3,608,198	$15,160
Other Income(2)	347,447	373,015	348,622	317,535	317,535	1,334
Effective Gross Income	$3,635,050	$3,737,648	$3,806,207	$3,858,661	$3,925,734	$16,495
Total Operating Expenses	1,710,868	1,740,274	1,616,603	1,562,056	1,883,310	7,913
Net Operating Income	$1,924,182	$1,997,375	$2,189,604	$2,296,605	$2,042,423	$8,582
Capital Expenditures	0	0	0	0	71,400	300
Net Cash Flow	$1,924,182	$1,997,375	$2,189,604	$2,296,605	$1,971,023	$8,282
(1)	U/W Base Rent is based on rent collections as of the rent roll dated November 12, 2019.

(2)	Other Income is primarily comprised of cable and utilities reimbursements, late fees, covered parking and appliance rent, insurance recoveries, and damage recoveries.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

55 Talmadge Road Edison, NJ 08817	Collateral Asset Summary – Loan No.15 55 Talmadge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 57.3% 1.83x 10.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsors:	Nori Alhakim Cohen; Rahmon Alhakim; Eili Alhakim
Borrower:	BH Properties of Edison LLC
Original Balance:	$20,000,000
Cut-off Date Balance:	$20,000,000
% by Initial UPB:	2.5%
Interest Rate:	3.8950%
Payment Date:	1st of each month
First Payment Date:	January 1, 2020
Maturity Date:	December 1, 2029
Amortization:	Amortizing Balloon
Additional Debt:	None
Call Protection:	LO(24);DEF(93);O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$32,333	$16,167
Insurance:	$26,679	$4,377
Replacement:	$0	$2,250
TI/LC:	$0	$6,750
Other:	$0	Springing(1)

Financial Information
Cut-off Date Balance / Sq. Ft.:	$74
Balloon Balance / Sq. Ft.:	$59
Cut-off Date LTV:	57.3%
Balloon LTV:	45.4%
Underwritten NOI DSCR:	1.92x
Underwritten NCF DSCR:	1.83x
Underwritten NOI Debt Yield:	10.9%
Underwritten NCF Debt Yield:	10.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial – Warehouse/Distribution
Collateral:	Fee Simple
Location:	Edison, NJ
Year Built / Renovated:	1970 / 2016
Total Sq. Ft.:	269,987
Property Management:	Self-managed
Underwritten NOI:	$2,173,886
Underwritten NCF:	$2,065,891
Appraised Value:	$34,900,000
Appraisal Date:	June 27, 2019

Historical NOI(2)
Most Recent NOI:	$2,105,912 (December 31, 2018)
2017 NOI:	$1,950,473
2016 NOI:	$1,730,439

Historical Occupancy(2)
Most Recent Occupancy:	100.0% (December 31, 2018)
2017 Occupancy:	100.0% (December 31, 2017)
2016 Occupancy:	100.0% (December 31, 2016)
(1)	Represents a Lease Sweep Reserve (as defined below), by which the 55 Talmadge Borrower (as defined below) is required to deposit all excess cash flow upon the occurrence of (i) any default under the lease with Duck River Textile, Inc. or any qualified lease that is a replacement for the lease with Duck River Textile, Inc. (the “Lease Sweep Lease”), (ii) any tenant under a Lease Sweep Lease failing to be in physical possession of the space demised under the lease or going dark, (iii) the date that a Lease Sweep Lease is terminated or the 55 Talmadge Borrower receives notice from any tenant under a Lease Sweep Lease of its intent to terminate its lease, (iv) any bankruptcy action of any tenant under a Lease Sweep Lease, or (v) the date that is twelve (12) months prior to the expiration date of any Lease Sweep Lease.

(2)	2019 Historical NOI and Historical Occupancy were not provided by the 55 Talmadge Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

55 Talmadge Road Edison, NJ 08817	Collateral Asset Summary – Loan No.15 55 Talmadge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 57.3% 1.83x 10.9%

The Loan. The 55 Talmadge mortgage loan (the “55 Talmadge Loan”) is a fixed-rate loan with an original principal balance of $20.0 million and Cut-off Date principal balance of $20.0 million secured by the 55 Talmadge Borrower’s fee simple interest in a 269,987 sq. ft. industrial warehouse/distribution building located in Edison, New Jersey (the “55 Talmadge Property”). The 55 Talmadge Loan accrues interest at an interest rate of 3.8950% per annum. The 55 Talmadge Loan has a 10-year term and amortizes on a 30-year amortization schedule with no interest-only periods.

Loan proceeds were used to retire existing debt of approximately $5.1 million, fund reserves of $59,013, pay closing costs of approximately $0.3 million and return equity of approximately $14.5 million. Based on the appraised value of $34.9 million as of June 27, 2019, the Cut-off Date LTV ratio is 57.3%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$20,000,000	100.0%	Existing Debt	$5,115,449	25.6%
			Return on Equity(1)	14,523,516	72.6
			Closing Costs	302,023	1.5
			Reserves	59,012	0.3
Total Sources	$20,000,000	100.0%	Total Uses	$20,000,000	100.0%
(1)	The 55 Talmadge Borrower Sponsor (as defined below) acquired the 55 Talmadge Property when it was 100% vacant in 2012 for $6.6 million. Subsequently, the 55 Talmadge Borrower Sponsors invested an additional $6.3 million in the property for a total cost basis of $12.8 million.

The Borrower / Borrower Sponsors.  The borrower is BH Properties of Edison LLC (the “55 Talmadge Borrower”), a single purpose limited liability company structured to be bankruptcy remote with one independent director in its organizational structure. The non-recourse carveout guarantors and borrower sponsors are Nori Alhakim Cohen, Rahmon Alhakim, and Eili Alhakim (together, the “55 Talmadge Borrower Sponsors”).

The Alhakim brothers founded Duck River Textile, Inc., the largest tenant at the 55 Talmadge Property, over twenty years ago. Duck River Textile, Inc. specializes in producing window, bedding and shower accessories.

The Property and Tenants. The 55 Talmadge Property is a 269,987 sq. ft., 3-story industrial warehouse/distribution building located in Edison, New Jersey. The warehouse property was built in 1970 and renovated in 2016. The 55 Talmadge Property was acquired by the 55 Talmadge Borrower Sponsors in 2012 for $6.6 million and they have invested $6.3 million in capital improvements since the acquisition. The capital improvements include new solar panels across the roof, new commercial elevators, installation of a new racking system, a partial roof replacement, new commercial elevators, HVAC replacement and repair, new loading docks and the build out of interior office space.

The largest tenant at the 55 Talmadge Property is Duck River Textile, Inc. (“Duck River”) (155,000 sq. ft.; 57.4% of NRA; 57.9% of U/W Base Rent) which is an affiliate of the 55 Talmadge Borrower. Moreover, the Duck River lease expires five (5) years after maturity of the 55 Talmadge Loan and the 55 Talmadge Borrower Sponsors have guaranteed the rents under the lease for the duration of the term of the 55 Talmadge Loan. Duck River utilizes its space for its own product lines and logistical services. The company has expanded its footprint over the past several years, occupying distribution centers in the United States, Vancouver, Canada, and China. Duck River’s retail partners include Amazon.com, Burlington, Groupon, Home Goods, Marshalls, Nordstrom, Wayfair, TJ Maxx, Dollar General and Family Dollar. Duck River executed a lease in July 2019 with a lease expiration date of June 30, 2034, which does not include any extension options. Duck River has been a tenant at the 55 Talmadge Property since June 2012.

The second largest tenant at the 55 Talmadge Property is Henry’s United, Inc. (“Henry’s United”) (32,000 sq. ft.; 11.9% of NRA; 11.8% of U/W Base Rent). Henry’s United is a health and beauty distributor/wholesaler that is based out of the 55 Talmadge Property. Henry’s United sells products from companies such as Glade, Tide, Irish Springs, Dial, Kleenex, Oral-B, Vaseline, Johnson & Johnson and Bayer. Henry’s United executed a lease in April 2019 with a lease expiration date of March 31, 2024, which does not include any extension options. Henry’s United has been a tenant at the 55 Talmadge Property since June 2015.

The third largest tenant at the 55 Talmadge Property is Grand Ave Supplies (22,500 sq. ft.; 8.3% of NRA; 9.0% of U/W Base Rent). Grand Ave Supplies is a wholesale food supplier and distributor that was established in 2007. The company primarily operates in the groceries and related products industry within the wholesale trade – nondurable goods sector. The 55 Talmadge Property is Grand Ave Supplies’ only location. Grand Ave Supplies executed a lease in April 2019 with a lease expiration date of March 31, 2024, which does not include any extension options. Grand Ave Supplies has been a tenant at the 55 Talmadge Property since April 2015.

The fourth largest tenant at the 55 Talmadge Property is YX1 Logistics LLC, also known as X-Ray Jeans (22,100 sq. ft.; 8.2% of NRA; 8.2% of U/W Base Rent). YX1 Logistics LLC is a clothing company that currently operates a store within the fashion district of New York City and sells merchandise on its website. YX1 Logistics LLC executed a lease in April 2019 with a lease expiration in March 31, 2024, which does not include any extension options.

The remaining tenants at the 55 Talmadge Property include Fashion Apparel, Dust Trap, Phaze One Closeouts, LLC and Sky Paper / Mamrout Paper Group Corporation. No additional tenants account for more than 5.0% of NRA or 4.5% of U/W Base Rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

55 Talmadge Road Edison, NJ 08817	Collateral Asset Summary – Loan No.15 55 Talmadge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 57.3% 1.83x 10.9%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Duck River(3)	NR / NR / NR	155,000	57.4%	$9.46	57.9%	6/30/2034
Henry’s United	NR / NR / NR	32,000	11.9	$9.34	11.8	3/31/2024
Grand Ave Supplies	NR / NR / NR	22,500	8.3	$10.08	9.0	3/31/2024
YX1 Logistics LLC d/b/a X-Ray Jeans	NR / NR / NR	22,100	8.2	$9.45	8.2	3/31/2024
Fashion Apparel	NR / NR / NR	13,500	5.0	$8.50	4.5	3/31/2024
Total Major Tenants		245,100	90.8%	$9.45	91.4%
Remaining Tenants		24,887	9.2	$8.74	8.6
Total Occupied Tenants		269,987	100.0%	$9.38	100.0%
Vacant		0	0.0
Total		269,987	100.0%
(1)	Based on the underwritten rent roll.

(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

(3)	Duck River is an affiliate of the 55 Talmadge Borrower Sponsors.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	13,500	5.0%	13,500	5.0%	$8.50	4.5%	4.5%
2019	0	0	0.0	13,500	5.0%	$0.00	0.0	4.5%
2020	1	7,200	2.7	20,700	7.7%	$7.50	2.1	6.7%
2021	0	0	0.0	20,700	7.7%	$0.00	0.0	6.7%
2022	0	0	0.0	20,700	7.7%	$0.00	0.0	6.7%
2023	0	0	0.0	20,700	7.7%	$0.00	0.0	6.7%
2024	5	94,287	34.9	114,987	42.6%	$9.53	35.5	42.1%
2025	0	0	0.0	114,987	42.6%	$0.00	0.0	42.1%
2026	0	0	0.0	114,987	42.6%	$0.00	0.0	42.1%
2027	0	0	0.0	114,987	42.6%	$0.00	0.0	42.1%
2028	0	0	0.0	114,987	42.6%	$0.00	0.0	42.1%
2029	0	0	0.0	114,987	42.6%	$0.00	0.0	42.1%
Thereafter	1	155,000	57.4	269,987	100.0%	$9.46	57.9	100.0%
Vacant	NAP	0	0.0	269,987	100.0%	NAP	NAP
Total / Wtd. Avg.	8	269,987	100.0%			$9.38	100.0%
(1)	Based on the underwritten rent roll.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.

55 Talmadge Road Edison, NJ 08817	Collateral Asset Summary – Loan No.15 55 Talmadge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 57.3% 1.83x 10.9%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2016	12/31/2017	12/31/2018	U/W	U/W PSF
Base Rent	$2,018,842	$2,179,234	$2,305,008	$2,532,654	$ 9.38
Reimbursements	0	0	0	565,109	2.09
Other Income	0	56,980	77,492	58,288	0.22
Gross Potential Rent	$2,018,842	$2,236,214	$2,382,500	$ 3,156,050	$11.69
Less: Vacancy(1)	0	0	0	154,888	0.57
Effective Gross Income	$2,018,842	$2,236,214	$2,382,500	$3,001,162	$11.12
Total Operating Expenses(2)	288,403	285,741	276,588	827,276	3.06
Net Operating Income	$1,730,439	$1,950,473	$2,105,912	$2,173,886	$8.05
TI/LC	0	0	0	80,996	0.30
Capital Expenditures	0	0	0	26,999	0.10
Net Cash Flow	$1,730,439	$1,950,473	$2,105,912	$2,065,891	$7.65
(1)	U/W Vacancy represents an economic vacancy of 5.0%. In-place physical vacancy is currently 0.0% as of the underwritten rent roll dated December 31, 2018. The Middlesex County industrial submarket had a vacancy of 2.9% as of Q2 2019.

(2)	U/W Total Operating Expenses are based on the appraiser’s estimates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-228697) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. This free writing prospectus is preliminary, subject to completion, and may be amended or supplemented prior to the time of sale.